UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Ave., Suite 100

Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President
Sterling Capital Funds
3605 Glenwood Ave., Suite 100
Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

STERLING
CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2021

Sterling Capital Funds

(This page is intentionally left blank.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2020 and September 30, 2021.

Equity markets posted strong returns during a remarkable 12-month period that included the launch of vaccines against COVID-19; the lifting of restrictions and closures on businesses and the public; rising inflation; and a recovering job market. Stocks posted double-digit gains, marching steadily higher for much of the period.

Stocks began the 12-month period with strong performances across all major segments of the equity markets. In the final months of 2020, small- and mid-cap stocks significantly outpaced their large-cap counterparts. This pattern represented a shift from earlier in the year when most of the gains were concentrated among just a few large-cap, technology-oriented companies. Positive developments around vaccines helped buoy investor sentiments in these final months, while encouraging employment and income data further supported the broad rise in stocks.

The improving outlook among investors in the final months of 2020 carried over into the first quarter of 2021. Investors responded positively to the early rollout of COVID-19 vaccines, the Biden administration’s $1.9 trillion stimulus package, and the Federal Reserve’s pledge to continue its accommodative monetary policies. Investors regained their appetite for risk, rotating into overlooked sectors such as Energy, where companies were benefiting from a sharp rise in oil prices. The Financial sector rallied on a steepening yield curve as inflation concerns pushed interest rates higher. Meanwhile, the industrials and materials sectors rose on hopes for passage of the Biden administration’s ambitious infrastructure spending bill. In contrast, Technology, Health Care, and Consumer Discretionary sectors languished during the opening months of 2021. The rise in interest rates also led investors to favor value-oriented names—rising inflation often weighs on the valuations of growth stocks.

The second quarter of 2021 saw the continuation of many of the positive trends from earlier in the period. The rising pace of vaccinations and a drop in COVID-19 cases helped drive widespread re-opening of businesses and led to an uptick in travel. Optimism that the U.S. economy would soon return to pre-pandemic levels helped drive stock prices higher, with many growth-oriented names benefiting from a shift in tone from the Federal Reserve that it might begin adjusting monetary policy to reflect the threat of rising inflation from a strong economic recovery.

Steady stock market gains continued through the start of the third quarter of 2021, but investor enthusiasm waned in the final month of the 12-month period. Rising inflation, hints of a shift in Federal Reserve policy, and the emergence of the COVID-19 Delta variant weighed on investors’ appetite for risk. While large-cap stocks managed to stay in positive territory for the third quarter of 2021, the broader markets slipped into negative territory. Even so, the major equity indices managed to finish the 12-month period posting double digit gains.

The S&P 500® Index[1] returned 30.00% during the 12 months under review. Small-cap stocks generally fared better than large-caps during the downturn, with the Russell 2000® Index[2] of small-cap stocks returning 47.72%. Value outperformed growth for the period, with the Russell 1000 Value Index[3] returning 35.01% compared to a 27.34% return for the Russell 1000 Growth Index[4]. International equity markets marginally underperformed U.S. markets, with the MSCI EAFE Index[5] gaining 25.73% (net return); emerging markets fared less well with the MSCI Emerging Markets Index[6] returning 18.22% (net return).

During the 12 months under review, the Energy and Financials sectors generally outperformed the broader markets as interest rates rose and energy prices recovered, while Consumer Staples and Utilities stocks lagged their peers.

Fixed income markets responded largely as expected in a period marked by a steepening yield curve and rising inflation concerns. The Fed’s promise to anchor short-term rates near 0% through the end of 2021 allowed the yield curve to steepen and corporate yield spreads to tighten over the final months of 2020 and into 2021. The yield on 10-year Treasuries began the 12-month period at 0.69% before rising to 0.93% by the end of 2020. The 10-year Treasury yield reached 1.52% by the end of the period under review.

Rising interest rates drove bond prices downward for most of the period. Demand for investment grade bonds lagged as investors sought out risk, however, which helped drive prices higher among high-yield bonds and generally led high-yield corporate bonds to outperform their investment grade counterparts. This trend reversed in the final month of the period, as investors sought to reduce risk, leading to wider yield spreads between Treasuries and corporate issues. Spreads ultimately ended the third quarter of 2021 where they started, with the spread between the 10-year Treasury and the BBB Corporate Bond Index at 82 basis points. But high yield still strongly outperformed investment-grade bonds—the Bloomberg Barclay’s U.S. Aggregate Bond Index[7] returned -0.90% for the period, while the Bloomberg Barclay’s U.S. High Yield Corporate Bond Index[8] returned 11.29%.

In the U.S. economy, GDP increased at an annualized rate of 4.5% in the final quarter of 2020, followed by increases of 6.3% and 6.7% in the first and second quarters of 2020, respectively. In similar fashion, the monthly unemployment rate began the 12-month period at 6.9% in October 2020 and declined to 4.8% by September 2021.

We will continue to monitor the evolving economic and market climate and will manage the Sterling Capital Funds accordingly. Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead.

If you have any questions, please call us at 1-800-228-1872.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director

Sterling Capital Management LLC

[1]	“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[2]	“Russell 2000®” Index is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index is a small-cap market index of the bottom 2,000 stocks in the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[3]	“Russell 1000®” Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
[4]	“Russell 1000®” Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
[5]	The MSCI EAFE® Index measures the performance of the developed stock markets of Europe, Australia, and the Far East.
[6]	The MSCI Emerging Markets Index captures large and mid cap equity representation across 27 developing market countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each country.
[7]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest in the Bloomberg Barclays U.S. Aggregate Bond Index, which is unmanaged and does not incur fees and charges.
[8]	The Bloomberg Barclays U.S. High Yield Corporate Index measures performance of the US corporate market of non-investment grade, fixed-rate corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Truist Financial Corporation or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Truist Financial Corporation or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice. The credit rating source referenced in the fund commentaries, if applicable, was the S&P 500.

1

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. large-cap stocks posted strong gains for the period under review. Stocks trended sharply upward during the fourth quarter of 2020, representing a continuation of the stock market’s rebound from pandemic-related lows earlier that year. Vaccine breakthroughs and the gradual reopening of the economy in the final months of 2020 helped drive additional gains among U.S. large-cap stocks through the start of 2021. However, growing supply chain issues and labor shortages later in the period tempered these gains in the final months of the period. Even so, large-cap value equities outperformed their growth counterparts for the period, following a significant multi-year relative underperformance. The Fund’s absolute returns benefited from its strong exposure to value-oriented stocks. Value returns were strongest in the Consumer Discretionary sector, as well as in Life and Health Insurance subsector within Financials.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego.

The Fund’s positive performance relative to its benchmark was primarily driven by a higher exposure to value compared to its benchmark. This focus on value beyond that of the value-based benchmark is a feature of its behavioral finance-based strategy.

The Fund's momentum strategy detracted from absolute and relative returns. The market's overall shift from growth to value during the period was not fully captured as a result of the Fund's overweight exposure to momentum, resulting in a drag on relative results.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

2

Value of a $10,000 Investment

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Sterling Capital Behavioral Large Cap Value Equity Fund (Class A Shares)*
Sterling Capital Behavioral Large Cap Value Equity Fund (Institutional Shares)
Russell 1000® Value Index
$35,522
$31,240
$28,737
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	29.68%	8.69%	11.13%
Class C Shares**	2/1/01	36.56%	9.18%	10.96%
Institutional Shares	10/9/92	37.90%	10.25%	12.07%
Class R6 Shares	2/1/18[1]	37.92%	10.29%	12.09%
Russell 1000® Value Index	N/A	35.01%	10.94%	13.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3

Sterling Capital Mid Value Fund

Portfolio Managers

Sterling Capital Mid Value Fund (the “Fund”) is managed by Portfolio Managers Patrick W. Rau, CFA, Managing Director, William C. Smith, CFA, Executive Director and Lee D. Houser, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Patrick W. Rau, CFA

Patrick W. Rau, CFA, Managing Director, joined Sterling Capital Management in 2001 and has investment experience since 1993. Patrick has been co-portfolio manager of Mid Value Fund since August 2021. Patrick received his A.B. in Political Science from Duke University and his MBA from Vanderbilt University. He holds the Chartered Financial Analyst designation.

William C. Smith, CFA

William C. Smith, CFA, Executive Director, joined Sterling Capital Management in 2015 and has investment experience since 2002. Will has been co-portfolio manager of the Mid Value Fund since August 2021 and served as associate portfolio manager of the Fund from February 2021 to August 2021. Will received his B.E. in Structural Engineering from Vanderbilt University and his MBA from the London Business School. He holds the Chartered Financial Analyst designation.

Lee D. Houser, CFA

Lee D. Houser, CFA, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been associate portfolio manager of the Mid Value Fund since February 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformend its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap value stocks posted strong gains for the period. The positive economic impacts of government actions to stimulate the economy helped stocks, particularly those in economically sensitive sectors. These actions benefitted the Fund’s procyclical positioning.

Favorable stock selection in the Industrial and Technology sectors as well as the Fund’s significant underweighting of the poor-performing Utility sector contributed to the Fund’s relative performance. Adverse stock selection within the Energy and Healthcare sectors hindered relative performance. A reluctance to make the investments needed to increase production, and OPEC’s limited production increases, contributed to higher energy prices. Two buyout offers also aided the Fund’s relative performance.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

4

Value of a $10,000 Investment

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
Sterling Capital Mid Value Fund (Class A Shares)*
Sterling Capital Mid Value Fund (Institutional Shares)
Russell Midcap® Value Index
$36,857
$34,264
$31,464

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	35.11%	8.76%	12.15%
Class C Shares**	7/25/01	42.28%	9.23%	11.98%
Institutional Shares	8/1/96	43.72%	10.35%	13.11%
Class R Shares	2/1/10[1]	42.97%	9.80%	12.43%
Class R6 Shares	2/1/18[2]	43.85%	10.40%	13.13%
Russell Midcap® Value Index	N/A	42.40%	10.59%	13.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.
[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. In general, small-cap equities posted healthy returns during the 12-month period under review. The final quarter of 2020 saw a particularly strong showing from small-cap stocks, as the development of COVID-19 vaccines and the lifting of pandemic-related closures and restrictions led to renewed investor optimism. Performance from small-cap stocks was subdued after March 2021, however, as smaller companies have been disproportionately affected by the economic challenges facing the U.S., such as supply chain bottlenecks and labor shortages. Even so, small-cap value equities outperformed both their growth-oriented counterparts and the broader markets after a significant multi-year relative underperformance. The Fund’s absolute performance benefited the most from holdings in the Consumer Discretionary, Financials, Health Care, and Industrials sectors.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego.

The Fund’s positive performance relative to its benchmark was primarily driven by a higher exposure to value compared to its benchmark. This focus on value beyond that of the value-based benchmark is a feature of its behavioral finance-based strategy.

The Fund's momentum strategy detracted from absolute and relative returns, offsetting some of these gains. The market's overall shift from growth to value during the period was not fully captured as a result of the Fund's overweight exposure to momentum, resulting in a drag on relative results.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

6

Value of a $10,000 Investment

Sterling Capital Behavioral Small Cap Value Equity Fund (Class A Shares)*
Sterling Capital Behavioral Small Cap Value Equity Fund (Institutional Shares)
Russell 2000® Value Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
$34,607
$30,207
$27,761

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/10	55.29%	8.20%	10.75%
Class C Shares**	1/29/10	63.65%	8.67%	10.57%
Institutional Shares	1/2/97	65.21%	9.77%	11.69%
Class R Shares	2/1/10	64.43%	9.26%	11.20%
Class R6 Shares	2/1/18[1]	65.36%	9.82%	11.72%
Russell 2000® Value Index	N/A	63.92%	11.03%	13.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Managers

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by Portfolio Managers George F. Shipp, CFA, Managing Director, Joshua L. Haggerty, CFA, Executive Director and Daniel A. Morrall, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

George F. Shipp, CFA

George F. Shipp, CFA, Managing Director, founded the CHOICE Asset Management team of BB&T Scott & Stringfellow in 2000, which integrated with Sterling Capital in January 2013. George has investment experience since 1982 and has been co-portfolio manager of the Special Opportunities Fund since July 2021. He served as lead portfolio manager of the Fund from inception to July 2021. George received his B.A. in Biology from the University of Virginia and his MBA from the University of Virginia's Darden School of Business. He holds the Chartered Financial Analyst designation.

Joshua L. Haggerty, CFA

Joshua L. Haggerty, CFA, Executive Director, joined the CHOICE Asset Management team of BB&T Scott & Stringfellow in 2005, which integrated with Sterling Capital in January 2013. He has investment experience since 1998. He has been co-portfolio manager of the Special Opportunities Fund since July 2021 and was associate portfolio manager of the Fund from February 2016 to July 2021. Josh is a graduate of James Madison University where he received his B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Daniel A. Morrall

Daniel A. Morrall, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 2001. Dan has been associate portfolio manager of the Special Opportunities Fund since July 2021. Dan received his B.S. in Business and Economics from Washington and Lee University, his MBA from Columbia Business School, and his M.S.I.T. from Capella University.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional shares outperformed its current benchmark, the Russell 3000 Index.

Q. What factors affected the Fund’s performance?

A. As with most well-diversified portfolios, the Fund took its lumps during the brief, but frightening, COVID-19 downturn, but the results suggest we made good choices distinguishing between companies that would suffer negative longer-term impacts (example, our former travel-related holdings) from those whose stocks were unfairly punished.

The Hospital leader HCA was in the latter category, plunging 54% to March 2020 lows in less than a month on fears its corridors would be overwhelmed by uncompensated care. From that point through September 30, 2021, it rallied 259% (96% in the Fund’s fiscal year) to fulfill its role as a vital line of defense against the pandemic. Likewise, credit card stalwart Capital One was one of our worst performers in the first quarter of 2020 (-59%), but our confidence in its intelligent underwriting of risk was rewarded with a 292% surge from the lows (+129% in the year ended September 30, 2021).

“Re-normalization” companies were joined in the annual winner’s circle by many of our technology holdings that were ideally positioned for society’s shift to a digital existence. Alphabet, also known as Google, (+81% in the 12 months) was a prime example as its search and YouTube platforms (just two of nine businesses with more than one billion users) cemented their value to both consumers and advertisers. F5 Networks gained 62% on the strength of its internet security and application delivery offerings, while Intuit’s (+66%) QuickBooks and TurboTax software facilitated online accounting, billing and payments.

Cloud enabler Rackspace (-26% though, thankfully, a half position) was our largest disappointment. We misread the need for stepped-up investments (i.e., lower margins) that management believes will accelerate growth in the future. Federal Express (-12%) posted record earnings throughout the period, driven by exceptional yields (price) and the e-commerce volume surge, but investors still appear to want more margin urgency from a management team that is notable for adding capacity. Internet infrastructure pioneer and security leader Akamai (-5%) also enjoyed robust growth early in the pandemic as the world turned to its solutions at the “Edge;” we believe concerns about slowing growth when compared to pandemic-assisted results are misplaced.

U.S. GDP growth of 12% “real” – and more than 17% “nominal” when including year-over-year inflation that rose to 5% - will not soon be repeated. It was the best 12-month economic performance in nearly 70 years. Though it committed to hold overnight rates at 0% well into 2022, the Federal Reserve may have to re-discover the price-stability half of its dual mandate (kudos to its success supporting economic growth). In short, the future will be just as “uncertain” and tricky as the last 18 years were.

We believe our team’s relentless focus on time-tested “pillars” such as return on capital, financial flexibility, above average earnings growth, and favorable valuations will continue to serve investors well as navigation instruments that cut through fog of uncertainty in the years ahead. We will continue to be eager, disciplined, and centered on client success. Thank you for your ongoing confidence in us.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

8

Value of a $10,000 Investment

Sterling Capital Special Opportunities Fund (Class A Shares)*
Sterling Capital Special Opportunities Fund (Institutional Shares)
Russell 3000® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
$46,464
$42,086
$38,681

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	29.27%	13.42%	14.49%
Class C Shares**	6/2/03	36.19%	13.91%	14.30%
Institutional Shares	6/2/03	37.55%	15.05%	15.45%
Class R Shares	2/1/10	36.95%	14.48%	14.89%
Class R6 Shares	2/1/18[1]	37.67%	15.12%	15.49%
Russell 3000® Index	N/A	31.88%	16.85%	16.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Managers

Sterling Capital Equity Income Fund (the “Fund”) is managed by Portfolio Managers George F. Shipp, CFA, Managing Director, Adam B. Bergman, CFA, Executive Director and Charles J. Wittmann, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

George F. Shipp, CFA

George F. Shipp, CFA, Managing Director, founded the CHOICE Asset Management team of BB&T Scott & Stringfellow in 2000, which integrated with Sterling Capital in January 2013. George has investment experience since 1982 and has been co-portfolio manager of the Equity Income Fund since July 2021. He served as lead portfolio manager of the Fund from inception to July 2021. George received his B.A. in Biology from the University of Virginia and his MBA from the University of Virginia's Darden School of Business. He holds the Chartered Financial Analyst designation.

Adam B. Bergman, CFA

Adam B. Bergman, CFA, Executive Director, joined the CHOICE Asset Management team of Scott & Stringfellow in 2007, which integrated with Sterling Capital Management in January 2013. He has investment experience since 1996. He has been co-portfolio manager of the Equity Income Fund since July 2021 and was associate portfolio manager of the Fund from February 2016 to July 2021. Adam is a graduate of the University of Virginia’s McIntire School of Commerce where he received his B.S. in Commerce. He holds the Chartered Financial Analyst designation.

Charles J. Wittmann, CFA

Charles J. Wittmann, CFA, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 1995. He has been associate portfolio manager of the Equity Income Fund since July 2021. Chip received his B.A. in Economics from Davidson College and his MBA from Duke University's Fuqua School of Business. He earned the Certificate in ESG Investing, which is developed, administered and awarded by the CFA Society of the United Kingdom. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Buoyed by unprecedented fiscal spending for COVID-19 relief, the U.S. economy roared back to life during the year, as real GDP surged over 12% and 17% when including 5% year-over-year inflation. The Federal Reserve’s cooperative 0% monetary policy achieved the objective of re-igniting entrepreneurial sprits in the private sector, fueling a hiring spree that allowed the unemployment rate to plunge from its 14.8% peak in April 2020 to 4.8% by September 2021. The Fed’s message that low interest rates would endure, combined with rebounding business activity and surging profits, invigorated a risk-taking spirit among investors.

The Fund fully benefited, posting a 34.5% total return for the Institutional share class. That return bested the 30.0% gain of the S&P 500® Index, but for the first time in years, “Value” stocks represented by the Fund’s primary benchmark, the Russell 1000® Value, led the way with a 35.0% surge versus 27.3% for the Russell 1000® Growth Index.

Efficient “branchless bank” and credit card specialist Discover Financial was the Fund’s top contributor, as superlative underwriting results led to a surge in earnings and a 116.5% gain. That long-standing holding was joined on our winners list by relatively new holding, Goldman Sachs (+91.4%); our hypothesis that corporations would clamor for its M&A advisory and money-raising expertise proved accurate. Leading property and casualty insurer Chubb posted a 52.3% total return as industry pricing firmed. In hindsight, we should have carried a larger position in low cost oil and gas producer EOG Resources, but when we bought the shares amidst an energy “glut” in summer and fall 2020, it was hard to foresee its 132.4% surge.

The Fund’s “losers” primarily represented opportunity costs rather than capital destroyers. For example, Merck shares fell 1.8%, perhaps due to COVID-19-related delays in providing treatments such as Keytruda or vaccines such as Gardasil. By the second quarter of 2021, those products showed 23% and 88% respective growth rates versus the depressed period a year ago. Verizon’s 5.2% decline reflected ongoing hyper-competitive conditions among wireless providers, and the high cost of spectrum acquisitions and its roll out of speedier “5G” services. Still, Verizon added 900,000 new customers and over ten million devices during the year, grew revenue by 4% and earnings by 13%, and increased its dividend for the 15th straight year. New position Cummins (-12.4%) has strong global demand for its engines, evidenced by 20-24% forecast revenue growth in 2021, but supply chain disruptions cost an estimated $200 million. The company is recognized for its emissions and power technologies, thus should be in an ideal position to help solve the current shortage of logistics capacity.

We believe our team’s relentless focus on time-tested “pillars” such as return on capital, financial flexibility, above average earnings growth, and favorable valuations will continue to serve investors well as navigation instruments that cut through fog of uncertainty in the years ahead. We will continue to be eager, disciplined, and centered on client success. Thank you for your ongoing confidence in us.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

10

Value of a $10,000 Investment

Sterling Capital Equity Income Fund (Class A Shares)*
Sterling Capital Equity Income Fund (Institutional Shares)
Russell 1000® Value Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
$35,522
$34,173
$31,400

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	26.42%	12.90%	12.12%
Class C Shares**	6/30/04	33.15%	13.40%	11.95%
Institutional Shares	6/30/04	34.47%	14.55%	13.07%
Class R Shares	2/1/10	33.81%	13.97%	12.51%
Class R6 Shares	2/1/18[1]	34.61%	14.63%	13.12%
Russell 1000® Value Index	N/A	35.01%	10.94%	13.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA, Senior Managing Director, and Robert O. Weller, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2019 and September 30, 2020?

A. The Fund’s Institutional Shares underperformed its current benchmark, the MSCI EAFE Net Index.

Q. What factors affected the Fund’s performance?

A. International equities posted strong gains over the 12-month period. This trend was a continuation of their rebound from pandemic-related lows in early 2020. Global markets received a boost in the fourth quarter of 2020 on rising optimism surrounding the vaccine rollout and the lifting of some pandemic-related closures and restrictions. These gains persisted into the first part of 2021, but disruption to global trade caused by shipping constraints and other supply chain issues, as well as an emerging energy crisis and concerns about the COVID-19 Delta variant, kept markets in check during the final months of the period. International value-oriented companies typically outperformed their growth-oriented counterparts during the period.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

Stock selection, which explains the return that is not associated with the Fund’s behaviorally-based value and momentum exposures, hurt relative returns. The Fund's holdings in the Metals and Mining sector were particularly detrimental to relative performance.

The Fund’s value exposure was the single largest contributor to the portfolio's performance relative to its benchmark. Value returns were strongest in the Consumer Discretionary, Financials and Industrials sectors, all of which added to relative results. The Fund's momentum strategy was also a modest contributor to relative returns during the period.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

12

Value of a $10,000 Investment

$16,000
$11,000
$6,000
Sterling Capital Behavioral International Equity Fund (Class A Shares)*
Sterling Capital Behavioral International Equity Fund (Institutional Shares)
MSCI EAFE® Net Index
$14,858
$12,143
$11,275
11/14
12/14
3/15
9/15
3/16
9/16
3/17
9/17
3/18
9/18
3/19
9/19
3/20
9/20
3/21
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/28/14	16.31%	2.61%	1.77%
Class C Shares**	11/28/14	22.44%	3.03%	1.88%
Institutional Shares	11/28/14	23.86%	4.09%	2.88%
Class R6 Shares	2/1/18[1]	23.70%	4.10%	2.89%
MSCI EAFE® Net Index	11/30/14	25.73%	8.81%	5.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit ww.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

Fund is measured against the MSCI EAFE® Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

13

Sterling Capital SMID Opportunities Fund

Portfolio Managers

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Portfolio Managers Lee D. Houser, CFA, Executive Director and James L. Curtis, CFA, Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Lee D. Houser, CFA

Lee D. Houser, CFA, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been co-portfolio manager of the SMID Opportunities Fund since August 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst designation.

James L. Curtis, CFA

James L. Curtis, CFA, Director, first worked at Sterling Capital Management from 1999 to 2001 and rejoined the firm in 2020. He has investment experience since 1996. Jim has been co-portfolio manager of the SMID Opportunities Fund since August 2021. Jim received his B.S.B.A. in Finance from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School and his MBA in Finance from Emory University’s Goizueta Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the period from its inception on October 1, 2020, to September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2500 Index.

Q. What factors affected the Fund’s performance?

A. U.S. SMID-cap stocks posted strong gains for the period. The announcements and introduction of three COVID-19 vaccines in the U.S. sparked a strong market rally early in the period. The positive economic impacts of continued government actions to stimulate the economy also helped stocks, particularly those in economically-sensitive sectors.

Unfavorable stock selection in the technology, materials and healthcare sectors, as well as the Fund’s underweighting of the well-performing energy sector, contributed to the Fund’s relative performance. Positive stock selection within the utility and financial sectors in addition to the portfolio’s underweighting of the poorly-performing consumer staples sector helped the Fund’s relative performance. The proposed acquisition of one portfolio holding, Magnachip Semiconductor Corp., led to its being one of the top contributors to the Fund’s performance during the period. FMC Corp. was one of the top detractors, as it suffered from near-term cost headwinds including elevated raw materials, logistics and shipping expenses.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

14

Value of a $10,000 Investment

Sterling Capital SMID Opportunities Fund (Class A Shares)*
Sterling Capital SMID Opportunities Fund (Institutional Shares)
Russell 2500® Index
$18,000
$13,000
$8,000
$19,470
$17,410
$16,210
9/16
12/16
3/17
6/17
9/17
12/17
3/18
6/18
9/18
12/18
3/19
6/19
9/19
12/19
3/20
6/20
9/20
12/20
3/21
6/21
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	9/30/16	21.73%	10.14%	10.14%
Class C Shares**	9/30/16	28.22%	10.63%	10.63%
Institutional Shares	9/30/16	29.48%	11.73%	11.73%
Russell 2500® Index	N/A	45.03%	14.25%	14.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

15

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Managers

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Portfolio Managers Shawn M. Gallagher, CFA, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and has been co-portfolio manager of the Stratton Mid Cap Value Fund since November 2015. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy has been co-portfolio manager of the Stratton Mid Cap Value Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks posted very strong gains for the 12-month period ended September 30, 2021. Stocks began the period continuing a positive trend from the previous period, as equity markets recovered from their pandemic lows. Within the mid-cap space, investors’ risk-on attitude helped drive gains amid the highest beta stocks in the benchmark index. Early in the period under review, positive vaccine breakthroughs built on momentum from the Federal Reserve’s accommodative policies and the gradual re-opening of the economy. These factors drove gains among cyclical performers, with the Financials, Industrials, and Materials sectors posting strong absolute gains for the period. By comparison, traditionally defensive sectors, such as Communication Services, Consumer Staples, Real Estate, and Utilities, lagged among mid-cap equities.

Stock selection within the Real Estate and Communication Services sectors were the biggest detractors to the Fund’s relative performance. A handful of the Fund’s holdings within these sectors, including two data center Real Estate Investment Trusts (REITs) and two videogame publishers, lagged after having benefitted from pandemic-related consumer trends in the previous period. The Fund’s lack of exposure to oil-focused exploration and production companies also weighed on relative results, as this highly cyclical and volatile group was the third-best performing industry during the period under review.

Stock selection within the Industrials sector was the biggest contributor to relative results. Several holdings benefited from the ongoing domestic cyclical recovery, as well as the prospect of future large-scale U.S. government spending on infrastructure projects. The Fund’s below-benchmark exposure to the Utilities sector also added to relative performance, as this was the worst performing sector within the index during the period.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

16

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	26.91%	9.32%	11.97%
Class C Shares**	11/13/15	33.80%	9.86%	12.18%
Institutional Shares	9/30/72	35.02%	10.90%	12.81%
Russell Midcap® Value Index	N/A	42.40%	10.59%	13.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

17

Sterling Capital Stratton Real Estate Fund

Portfolio Managers

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Portfolio Managers Andrew T. DiZio, CFA, Executive Director and Shawn M. Gallagher, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy is co-portfolio manager of the Stratton Real Estate Fund and has managed the Fund since November 2015. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Shawn has been co-portfolio manager of the Stratton Real Estate Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

A. The economic recovery from the global pandemic had the largest impact on real estate investment trust (REIT) share prices during the 12-month period under review. Broader markets experienced steady gains throughout most of the period as vaccines allowed global economies to cautiously reopen, although share prices weakened in the final month of the period. Shares in REITs mirrored the trend in the broader markets. The lodging and retail subsectors of the Fund’s portfolio experienced the strongest gains in absolute terms, as they rebounded from their position as the worst performers in the previous period. The upswing in these two spaces corresponded with the approval of vaccines and the lifting of virus-driven restrictions at the state and local level. The self storage subsector also posted strong absolute gains for the period, as workers rented space to clear out their homes to create home-office space. Self storage REITs also benefited from a rise in inter-state relocations. By contrast, the data center and infrastructure subsectors generally underperformed the broader REIT sector. Both subsectors had outperformed during the early stages of the pandemic and lagged during the economic recovery.

The Fund’s overweight position to data centers was the largest detractor from relative results. Stock selection within the office subsector also weighed on results. The Fund’s limited exposure to downtown locations in major coastal cities detracted, as shares of REITs with those attributes outperformed during the period. Meanwhile, the Fund’s largest holding in the office subsector, a life sciences landlord, lagged during the economic recovery after performing well during the early stages of the pandemic.

Stock selection within the health care and self storage subsectors contributed the most to relative performance. Within health care, an overweight position to REITs with significant senior housing exposure added to results as demand rebounded with the rollout of vaccines. Meanwhile, the Fund’s above-benchmark exposure to a self storage REIT with high concentrations of assets in the South and Southwest—the sunbelt region—benefited relative results, as that region experienced elevated demand throughout the pandemic and economic recovery.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

18

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	22.61%	7.41%	11.33%
Class C Shares**	11/13/15	29.14%	7.89%	11.51%
Institutional Shares	5/31/08	30.40%	8.97%	12.16%
Class R6 Shares	1/31/20[1]	30.67%	9.03%	12.19%
S&P 500® Index	N/A	30.00%	16.90%	16.63%
FTSE NAREIT All Equity REITs Index	N/A	31.54%	8.41%	12.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 01/31/20. Performance for periods prior to 01/31/20 is based on the performance of Institutional Shares.

The Fund is measured against the FTSE NAREIT All Equity REIT Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

19

Sterling Capital Stratton Small Cap Value Fund

Portfolio Managers

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Portfolio Managers Gerald M. Van Horn, CFA, Executive Director, Shawn M. Gallagher, CFA, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Gerald M. Van Horn, CFA

Gerald M. Van Horn, CFA, Executive Director, joined Stratton Management Company in 1998 and Sterling Capital as part of a business acquisition in August 2015. He has investment experience since 1996. Jerry has been lead portfolio manager for the Stratton Small Cap Value Fund since inception on November 2015 and the predecessor fund since 2000. He received his B.A. in Economics from The College of New Jersey and holds the Chartered Financial Analyst designation.

Shawn M. Gallagher, CFA

Shawn M. Gallagher, CFA, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Stratton Small Cap Value Fund. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA

Andrew T. DiZio, CFA, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Stratton Small Cap Value Fund. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equities posted very strong returns during the 12-month period under review. The successful development of COVID-19 vaccines along with the lifting of pandemic-related closures and restrictions on businesses and the public helped drive the strong rally. Within the benchmark, the Energy, Communication Services, and Materials sectors outperformed, while the Industrials, Real Estate, Consumer Staples, Health Care, and Utilities sectors underperformed. However, all sectors of the Index posted positive returns for the period. Within the Fund’s portfolio, the Financials, Materials, and Information Technology sectors added the most to absolute returns, while the Consumer Discretionary and Communication Services sectors weighed on the Fund’s absolute results.

Stock selection within the Consumer Staples sector was the biggest detractor from relative results for the period, particularly holdings of a convenience store operator and a warehouse club operator. These companies underperformed after posting strong performance in the previous period and as investors turned to lower quality names within the sector. Stock selection and a below-benchmark exposure to the Consumer Discretionary sector also weighed on results, as did a below-benchmark exposure to the Energy sector. Stock selection in the Communication Services sector also detracted, as the Fund’s holdings of an underperforming video game maker weighed on relative results. The Fund’s lack of exposure to an entertainment company whose share prices rose due to social media exposure also weighed on relative results.

Stock selection within the Financials sector helped boost relative returns, with several of the Fund’s bank holdings outperforming amid the economic recovery during the period. The Fund’s below-benchmark exposure to the Health Care sector also added to relative results, as that sector generally underperformed following strong performance in the prior period.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

20

Value of a $10,000 Investment

Sterling Capital Stratton Small Cap Value Fund (Class A Shares)*
Sterling Capital Stratton Small Cap Value Fund (Institutional Shares)
Russell 2000® Value Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
$34,607
$33,562
$31,183

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	43.67%	9.12%	12.05%
Class C Shares**	11/13/15	51.27%	9.60%	12.22%
Institutional Shares	4/12/93	52.78%	10.70%	12.87%
Class R6 Shares	1/31/20[1]	52.98%	10.73%	12.89%
Russell 2000® Value Index	N/A	63.92%	11.03%	13.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 01/31/20. Performance for periods prior to 01/31/20 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

21

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, Byron G. Mims, CFA, Executive Director, and Jeffrey D. Ormsby, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Ultra Short Bond Fund since its inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in Real Estate Investment Trusts (REITs), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its current benchmark, the FTSE 6 Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The economy continued to recover from the COVID-19-related shock and both fiscal and monetary policy remained extremely accommodative, boosting consumer balance sheets. Given this favorable economic and fundamental backdrop, investors continued to reach for yield, causing most risk assets to outperform Treasuries.

The Fund’s exposure to corporate bonds boosted absolute returns. Continued accommodative fiscal and monetary stimulus throughout the year boosted corporate fundamentals, consumer spending, and the supply of investable dollars looking for investment options. Exposure to securitized investments also improved absolute returns. Attractive relative value in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) encouraged investments in those sectors and pandemic-related concerns faded and fundamental performance improved. Along with the improvement in economic fundamentals, taxable municipal bonds also outperformed the benchmark for the year.

The Fund was managed with longer duration than the benchmark throughout the year, and this positioning detracted from relative performance as rates longer than one year rose over the year. The Fund’s exposure to longer key rates, which underperformed shorter key rates as the curve steepened, also detracted from relative performance as did the small exposure to Treasuries, which provided the lowest absolute returns of any sector in which the Fund was invested.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

22

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital Ultra Short Bond Fund (Class A Shares)*
Sterling Capital Ultra Short Bond Fund (Institutional Shares)
FTSE 6 Month Treasury Bill Index
$11,210
$10,956
$10,686
11/12
12/12
3/13
9/13
3/14
9/14
3/15
9/15
3/16
9/16
3/17
9/17
3/18
9/18
3/19
9/19
3/20
9/20
3/21
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/30/12	0.51%	1.52%	1.04%
Institutional Shares	11/30/12	0.75%	1.81%	1.30%
FTSE 6 Month Treasury Bill Index	11/30/12	0.08%	1.22%	0.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 0.5% maximum sales charge.

The Fund is measured against the FTSE 6 Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

23

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Short Duration Bond Fund since February 2011. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Short Duration Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2020, and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. As the U.S. economy recovered from the COVID-19 pandemic, investors grew more comfortable taking on risk, which caused a decline in the risk premia on corporate bonds. Corporate earnings surged during the period under review, which helped companies pay down their debt and led to stronger corporate balance sheets. Accommodative monetary policy from central banks around the world also contributed to the strong performance of corporate bonds in general, and corporate bond yields remained relatively stable despite rising Treasury yields.

By early 2021, the strength of the economic recovery and the introduction of COVID-19 vaccines caused market participants to expect the Federal Reserve might soon begin to tighten monetary policy. Inflationary pressures and labor market dislocations also added to concerns among bond investors, helping to drive a steep rise in interest rates and a decline in bond prices late in the period. This trend dragged on the Fund’s absolute returns.

The Fund’s overweight allocation to non-government securities and its underweight exposure to U.S. Treasuries boosted returns relative to its benchmark. The higher risk non-government securities outperformed and the safer Treasuries underperformed as investors sought out riskier investments. The economic recovery helped improve the financial situation among corporations, consumers, and municipalities, in general, which in turn helped corporate bonds, agency-backed securities, and municipal bonds outperform Treasuries. The Fund’s allocation to off-benchmark, below-investment grade bonds added to relative results. As they regained their appetite for risks, investors sought out the higher yields of lower quality bonds, particularly in sectors affected by the pandemic-related downturn in the economy. This trend helped lower quality bonds in the corporate bond universe outperform investment-grade bonds.

The Fund’s relative performance also benefitted from its neutral to short duration positioning versus its benchmark as interest rates rose over the past year. Although the Fund benefitted from carrying less overall interest rate sensitivity than its benchmark, curve positioning was a detractor. The Fund’s overweight position relative to the benchmark’s exposure to the 3-year portion of the yield curve weighed on relative performance. The yield curve steepened during the period and 3-year rates rose more than shorter maturities.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

24

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital Short Duration Bond Fund (Class A Shares)*
Sterling Capital Short Duration Bond Fund (Institutional Shares)
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index
$12,450
$11,902
$11,619
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-1.09%	1.71%	1.76%
Class C Shares**	1/31/12	0.29%	1.38%	1.23%
Institutional Shares	11/30/92	1.19%	2.37%	2.22%
Class R6 Shares	2/1/21[1]	1.21%	2.17%	1.99%
ICE BofA Merrill
Lynch 1-3 Year
U.S. Corporate Government Index	N/A	0.35%	1.92%	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/2021. Performance for the period prior to 2/1/2021 is based on the performance of Institutional Shares.

The Fund is measured against the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

25

Sterling Capital Intermediate U.S. Government Fund

Portfolio Managers

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Managing Director and portfolio manager Neil Grant and Executive Director and portfolio manager Michael Sun, CFA for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Neil T. Grant, CFA

Neil T. Grant, CFA, Managing Director, joined Sterling Capital in 2004 and has investment experience since 1991. He has been co-portfolio manager of the Intermediate U.S. Government Fund since February 2019 and was associate portfolio manager of the Fund from February 2016 until February 2019. Neil received his B.S. in Finance from Syracuse University and his MBA from Emory University. He holds the Chartered Financial Analyst designation.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Intermediate U.S. Government Fund since February 2019. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its benchmark, the Bloomberg Barclays U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

A. The accommodative monetary policies adopted by the Federal Reserve (Fed) in response to the COVID-19 pandemic persisted throughout the 12-month period under review. Fiscal stimulus by the new Administration early in 2021 helped support investors’ appetite for risk, which weighed on demand for Treasuries. Rising inflation concerns and a shift to a more hawkish tone by the Fed helped drive Treasury yields even higher, particularly on longer term bonds. The two-year Treasury yield rose approximately 15 basis points while the 10-year Treasury yield rose approximately 80 basis points during the period.

In absolute terms, these rising yields hurt the Fund’s performance as rising interest rates drive bond prices lower. The decline in bond prices produced a negative total return for the Fund during the period.

The Fund’s relative performance benefitted from its off-benchmark exposure to securitized loan products including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, and corporate bonds. These holdings all outperformed Treasuries of similar duration. The Fund also maintained a shorter duration positioning relative to its benchmark for most of the period, which added to relative results as Treasury yields increased.

The Fund’s overweight cash position relative to the benchmark was a drag on performance during the period, offsetting some of these positive effects.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

26

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital Intermediate U.S. Government Fund (Class A Shares)*
Sterling Capital Intermediate U.S. Government Fund (Institutional Shares)
Bloomberg Barclays U.S. Government Intermediate Index
$11,962
$11,843
$11,330
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-3.23%	1.08%	1.26%
Class C Shares**	2/1/01	-1.97%	0.73%	0.70%
Institutional Shares	10/9/92	-1.08%	1.72%	1.71%
Bloomberg Barclays
U.S. Government Intermediate Index	N/A	-1.33%	1.99%	1.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

27

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Total Return Bond Fund since January 2008. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Total Return Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. As the U.S. economy recovered from the COVID-19 pandemic, investors grew more comfortable taking on risk, which caused a decline in the risk premia on corporate bonds. Corporate earnings surged during the period under review, which helped companies pay down their debt and led to stronger corporate balance sheets. Accommodative monetary policy from central banks around the world also contributed to the strong performance of corporate bonds in general, and corporate bond yields remained relatively stable despite rising Treasury yields.

By early 2021, the strength of the economic recovery and the introduction of COVID-19 vaccines caused market participants to anticipate a tightening of the Federal Reserve’s monetary policy. Inflationary pressures and labor market dislocations also added to concerns among bond investors, helping to drive a steep rise in interest rates and a decline in bond prices late in the period. This trend dragged on the Fund’s absolute returns.

The Fund’s overweight allocation to non-government securities and its underweight exposure to U.S. Treasuries boosted returns relative to its benchmark. The higher risk non-government securities outperformed and the safer Treasuries underperformed as investors sought out riskier investments. The economic recovery helped improve the financial situation among corporations, consumers, and municipalities, in general, which in turn helped corporate bonds, agency-backed securities, and municipal bonds outperform Treasuries. The Fund’s allocation to off-benchmark, below-investment grade bonds added to relative results. As they regained their appetite for risk, investors sought out the higher yields of lower quality bonds, particularly in sectors affected by the pandemic-related downturn in the economy. This trend helped lower quality bonds in the corporate bond universe outperform investment-grade bonds. The Fund’s underweight allocation to agency mortgage-backed securities (MBS) also boosted relative returns. Interest rate volatility and investor preference for higher yielding instruments led agency MBS to underperform Treasuries and non-agency securitized products over the period.

The Fund’s relative performance benefitted from its neutral to short duration positioning versus its benchmark as interest rates rose over the past year. Although the Fund benefitted from carrying less overall interest rate sensitivity than its benchmark, its curve positioning was a detractor. The Fund’s overweight position relative to the benchmark’s exposure to the 5- to 10-year part of the yield curve weighed on relative performance. The yield curve steepened during the period as 5- to 10-year rates rose while the 10- to 30-year yield curve flattened.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

28

Value of a $10,000 Investment

Sterling Capital Total Return Bond Fund (Class A Shares)*
Sterling Capital Total Return Bond Fund (Institutional Shares)
Bloomberg Barclays U.S. Aggregate Bond Index
$14,510
$13,455
$13,345
$13,000
$8,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/99	-5.30%	2.20%	2.93%
Class C Shares**	2/1/01	-0.31%	2.64%	2.76%
Institutional Shares	11/30/99	0.69%	3.67%	3.79%
Class R Shares	1/29/10	0.18%	3.17%	3.27%
Class R6 Shares	1/31/18[1]	0.79%	3.75%	3.83%
Bloomberg Barclays
U.S. Aggregate Bond Index	N/A	-0.90%	2.94%	3.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA, Senior Managing Director, and Peter L. Brown, CFA, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA

Mark M. Montgomery, CFA, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Corporate Fund since inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA

Peter L. Brown, CFA, Executive Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Corporate Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. As the U.S. economy recovered from the COVID-19 pandemic, investors grew more comfortable taking on risk, which caused a decline in the risk premia on corporate bonds. Corporate earnings surged during the period under review, which helped companies pay down their debt and led to stronger corporate balance sheets. Accommodative monetary policy from central banks around the world also contributed to the strong performance of corporate bonds in general, and corporate bond yields remained relatively stable despite rising Treasury yields.

By early 2021, the strength of the economic recovery and the introduction of COVID-19 vaccines caused market participants to expect the Federal Reserve might soon begin to tighten monetary policy. Inflationary pressures and labor market concerns also added to concerns among bond investors, helping to drive a steep rise in interest rates and a decline in bond prices late in the period. This trend dragged on the Fund’s absolute returns.

The Fund’s allocation to off-benchmark, below-investment grade bonds added to relative results. As they regained their appetite for risks, investors sought out the higher yields of lower quality bonds, particularly in sectors affected by the pandemic-related downturn in the economy. This trend helped lower quality bonds in the corporate bond universe outperform investment-grade bonds. The Fund’s relative performance also benefitted from its neutral to short duration positioning versus its benchmark as interest rates rose over the past year.

The Fund’s underweight allocation and security selection within the utilities sector detracted from relative performance. In particular, a lack of exposure to major California power companies weighed on results, as these riskier names outperformed during the period.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

30

Value of a $10,000 Investment

Sterling Capital Corporate Fund (Class A Shares)*
Sterling Capital Corporate Fund (Institutional Shares)
Bloomberg Barclays Corporate Intermediate Bond Index
$15,380
$14,925
$14,767
$13,000
$8,000
6/11
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A Shares*	1/31/13[1]	0.61%	3.43%	3.96%	3.88%
Class C Shares**	1/31/13[1]	1.98%	3.11%	3.50%	3.42%
Institutional Shares	6/30/11[2]	2.92%	4.10%	4.39%	4.29%
Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11	1.31%	3.70%	4.00%	3.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital Quality Income Fund

Portfolio Managers

Sterling Capital Quality Income Fund (the “Fund”) is managed by Executive Directors and portfolio managers Michael Z. Sun, CFA, Jeffrey D. Ormsby, CFA and Byron G. Mims, CFA, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Michael Z. Sun, CFA, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Quality Income Fund since February 2014. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA

Jeffrey D. Ormsby, CFA, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA

Byron G. Mims, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst designation.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. The economy continued to recover from the COVID-19-related shock, and both fiscal and monetary policy remained extremely accommodative, boosting consumer balance sheets and economic growth more broadly. Given this favorable economic and fundamental backdrop, investors continued to reach for yield, causing most risk assets to outperform Treasuries. Further, significant progress toward the Federal Reserve’s employment and inflation goals resulted in rates moving higher and the yield curve steepening, with two-year U.S. Treasury rates rising 15 basis points, while ten-year U.S. Treasury rates rose 80 basis points during the period.

Absolute performance was mixed during the period as the Fund’s collateralized mortgage obligations (CMO), many of which are longer duration, posted negative performance for the year, while the Fund’s asset-backed securities (ABS), non-agency commercial-backed securities (CMBS), and agency mortgage-backed securities (MBS) posted positive performance. The Fund’s overweight to non-agency CMBS was the largest contributor to relative outperformance, offering strong relative value as real estate fundamentals improved and the economy continued to re-open. Likewise, robust consumer balance sheets resulted in strong fundamental performance of the consumer ABS sector, helping the asset class to deliver solid absolute and relative performance. Security selection within our agency MBS holdings also contributed to relative outperformance due to our emphasis on higher coupon securities, which outperformed lower coupon securities as concerns about the Federal Reserve tapering its asset purchases grew late in the fiscal year. Detracting from relative performance was the Fund’s agency CMBS holdings, which posted negative absolute and relative returns compared to the benchmark. Additionally, the Fund’s interest rate curve positioning detracted from relative performance as the yield curve steepened.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

32

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital Quality Income Fund (Class A Shares)*
Sterling Capital Quality Income Fund (Institutional Shares)
Bloomberg Barclays U.S. Mortgage Backed Securities Index
$13,553
$12,993
$12,985
6/11
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/31/13[1]	-2.23%	1.97%	2.46%
Class C Shares**	1/31/13[1]	-0.92%	1.65%	2.03%
Institutional Shares	6/30/11[2]	0.02%	2.66%	2.90%
Bloomberg Barclays U.S. Mortgage Backed Securities Index	N/A	-0.43%	2.17%	2.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

33

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Accommodative monetary policies adopted by the Federal Reserve (Fed) in response to the COVID-19 pandemic, improving economic activity, and fiscal stimulus enacted by the new Administration early in 2021 all combined to raise investors’ appetite for risk early in the period. Municipal bond yields began the period at relatively low levels and rose during the period thanks in part to rising inflation concerns and a shift toward a more hawkish tone by the Fed in the second quarter of 2021. Yields for five-year municipal bonds rose 24 basis points on average, while seven-year bond yields rose 33 basis points and 10-year yields rose 27 basis points. By contrast, one-year bond yields rose only 1 basis point and 15-year yields rose 10 basis points. Many states received higher tax receipts than anticipated and federal financial aid boosted government balance sheets, reducing premia for higher-quality bonds. Low yields at the beginning of the period led to lower absolute income levels for the Fund than historical averages, which weighed on the Fund’s absolute performance.

Although the Fund maintained an overall duration close to neutral with the benchmark during the period, its overweight position in durations of five to 10 years hurt its relative performance during the period. The increasing yields experienced among bonds of this duration led to lower bond prices, which move in the opposite direction of yields.

The Fund’s exposure to higher average credit quality also weighed on relative performance, as the period’s risk-on environment and federal intervention favored the performance of lower quality bonds from states such as New Jersey and Illinois. Overweight positions in AA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also hurt the Fund’s relative performance during the period.

The Fund’s overweight exposure to revenue bonds compared to general obligations bonds helped offset some of these negative effects during the period. The benefits of this positioning were most noteworthy in economically sensitive areas such as Transportation and Health Care.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

34

Value of a $10,000 Investment

Sterling Capital North Carolina Intermediate Tax-Free Fund (Class A Shares)*
Sterling Capital North Carolina Intermediate Tax-Free Fund (Institutional Shares)
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index
$15,000
$10,000
$5,000
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21
$13,930
$12,841
$12,280

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	-2.04%	1.36%	2.07%
Class C Shares**	1/31/12[1]	-0.85%	1.02%	1.53%
Institutional Shares	10/16/92	0.24%	2.03%	2.53%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.07%	2.92%	3.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

35

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Accommodative monetary policies adopted by the Federal Reserve (Fed) in response to the COVID-19 pandemic, improving economic activity, and fiscal stimulus enacted by the new Administration early in 2021 all combined to raise investors’ appetite for risk early in the period. Municipal bond yields began the period at relatively low levels and rose during the period thanks in part to rising inflation concerns and a shift toward a more hawkish tone by the Fed in the second quarter of 2021. Yields for five-year municipal bonds rose 24 basis points on average, while seven-year bond yields rose 33 basis points and 10-year yields rose 27 basis points. By contrast, one-year bond yields rose only 1 basis point and 15-year yields rose 10 basis points. Many states received higher tax receipts than anticipated and federal financial aid boosted government balance sheets, reducing premia for higher-quality bonds. Low yields at the beginning of the period led to lower absolute income levels for the Fund than historical averages, which weighed on the Fund’s absolute performance.

Although the Fund maintained an overall duration close to neutral with the benchmark during the period, its overweight position in durations of five to 10 years hurt its relative performance during the period. The increasing yields experienced among bonds of this duration led to lower bond prices, which move in the opposite direction of yields.

The Fund’s exposure to higher average credit quality also weighed on relative performance, as the period’s risk-on environment and federal intervention favored the performance of lower quality bonds from states such as New Jersey and Illinois. Overweight positions in AA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also hurt the Fund’s relative performance during the period.

The Fund’s overweight exposure to revenue bonds compared to general obligations bonds helped offset some of these negative effects during the period. The benefits of this positioning were most noteworthy in economically sensitive areas such as Transportation and Health Care.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

36

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital South Carolina Intermediate Tax-Free Fund (Class A Shares)*
Sterling Capital South Carolina Intermediate Tax-Free Fund (Institutional Shares)
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index
$13,930
$13,056
$12,491
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	-1.13%	1.53%	2.25%
Class C Shares**	1/31/12[1]	0.10%	1.17%	1.70%
Institutional Shares	10/20/97	1.10%	2.20%	2.70%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.07%	2.92%	3.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

37

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Accommodative monetary policies adopted by the Federal Reserve (Fed) in response to the COVID-19 pandemic, improving economic activity, and fiscal stimulus enacted by the new Administration early in 2021 all combined to raise investors’ appetite for risk early in the period. Municipal bond yields began the period at relatively low levels and rose during the period thanks in part to rising inflation concerns and a shift toward a more hawkish tone by the Fed in the second quarter of 2021. Yields for five-year municipal bonds rose 24 basis points on average, while seven-year bond yields rose 33 basis points and 10-year yields rose 27 basis points. By contrast, one-year bond yields rose only 1 basis point and 15-year yields rose 10 basis points. Many states received higher tax receipts than anticipated and federal financial aid boosted government balance sheets, reducing premia for higher-quality bonds. Low yields at the beginning of the period led to lower absolute income levels for the Fund than historical averages, which weighed on the Fund’s absolute performance.

Although the Fund maintained an overall duration close to neutral with the benchmark during the period, its overweight position in durations of five to 10 years hurt its relative performance during the period. The increasing yields experienced among bonds of this duration led to lower bond prices, which move in the opposite direction of yields.

The Fund’s exposure to higher average credit quality also weighed on relative performance, as the period’s risk-on environment and federal intervention favored the performance of lower quality bonds from states such as New Jersey and Illinois. Overweight positions in AA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also hurt the Fund’s relative performance during the period.

The Fund’s overweight exposure to revenue bonds compared to general obligations bonds helped offset some of these negative effects during the period. The benefits of this positioning were most noteworthy in economically sensitive areas like Transportation and Health Care.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

38

Value of a $10,000 Investment

$15,000
$10,000
$5,000
Sterling Capital Virginia Intermediate Tax-Free Fund (Class A Shares)*
Sterling Capital Virginia Intermediate Tax-Free Fund (Institutional Shares)
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index
$13,930
$12,677
$12,124
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	-2.51%	1.31%	1.94%
Class C Shares**	1/31/12[1]	-1.27%	0.95%	1.40%
Institutional Shares	5/17/99	-0.27%	1.97%	2.40%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.07%	2.92%	3.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

39

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2020 and September 30, 2021?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Accommodative monetary policies adopted by the Federal Reserve (Fed) in response to the COVID-19 pandemic, improving economic activity, and fiscal stimulus enacted by the new Administration early in 2021 all combined to raise investors’ appetite for risk early in the period. Municipal bond yields began the period at relatively low levels and rose during the period thanks in part to rising inflation concerns and a shift toward a more hawkish tone by the Fed in the second quarter of 2021. Yields for five-year municipal bonds rose 24 basis points on average, while seven-year bond yields rose 33 basis points and 10-year yields rose 27 basis points. By contrast, one-year bond yields rose only 1 basis point and 15-year yields rose 10 basis points. Many states received higher tax receipts than anticipated and federal financial aid boosted government balance sheets, reducing premia for higher-quality bonds. Low yields at the beginning of the period led to lower absolute income levels for the Fund than historical averages, which weighed on the Fund’s absolute performance.

Although the Fund maintained an overall duration close to neutral with the benchmark during the period, its overweight position in durations of five to 10 years hurt its relative performance during the period. The increasing yields experienced among bonds of this duration led to lower bond prices, which move in the opposite direction of yields.

The Fund’s exposure to higher average credit quality also weighed on relative performance, as the period’s risk-on environment and federal intervention favored the performance of lower quality bonds from states such as New Jersey and Illinois. Overweight positions in AA bonds and underweight positions in A-rated and BBB-rated bonds compared to the index also hurt the Fund’s relative performance during the period.he Fund’s.

The Fund’s overweight exposure to revenue bonds compared to general obligations bonds helped offset some of these negative effects during the period. The benefits of this positioning were most noteworthy in economically sensitive areas such as Transportation and Health Care.

Portfolio composition is as of September 30, 2021 and is subject to change and risk.

40

Value of a $10,000 Investment

Sterling Capital West Virginia Intermediate Tax-Free Fund (Class A Shares)*
Sterling Capital West Virginia Intermediate Tax-Free Fund (Institutional Shares)
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index
$15,000
$10,000
$5,000
$13,930
$13,085
$12,505
9/11
9/12
9/13
9/14
9/15
9/16
9/17
9/18
9/19
9/20
9/21

Average Annual Total Returns
As of September 30, 2021	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	-1.29%	1.61%	2.26%
Class C Shares**	1/31/12[1]	-0.13%	1.26%	1.73%
Institutional Shares	12/1/93	0.88%	2.27%	2.73%
ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.07%	2.92%	3.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

41

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2021:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Aerospace & Defense	1.5%
Air Freight & Logistics	0.9%
Automobiles	2.1%
Banks	7.9%
Biotechnology	4.3%
Building Products	2.6%
Capital Markets	6.4%
Chemicals	1.9%
Communications Equipment	1.2%
Consumer Finance	2.8%
Diversified Telecommunication Services	2.4%
Electric Utilities	3.0%
Electrical Equipment	2.8%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	1.4%
Equity Real Estate Investment Trusts (REITS)	3.8%
Food & Staples Retailing	1.1%
Food Products	0.5%
Gas Utilities	0.1%
Health Care Providers & Services	8.0%
Hotels, Restaurants & Leisure	0.9%
Household Durables	2.0%
Independent Power and Renewable Electricity Producers	0.8%
Insurance	5.1%
Interactive Media & Services	2.0%
IT Services	2.5%
Machinery	1.8%
Media	2.7%
Metals & Mining	2.5%
Mortgage Real Estate Investment Trusts (REITS)	0.5%
Multiline Retail	1.5%
Oil, Gas & Consumable Fuels	5.0%
Personal Products	1.0%
Pharmaceuticals	4.3%
Professional Services	0.3%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	3.8%
Software	1.4%
Specialty Retail	1.1%
Technology Hardware, Storage & Peripherals	2.1%
Tobacco	1.9%
Trading Companies & Distributors	0.6%
Money Market Fund	0.4%
99.9%

Sterling Capital Mid Value Fund	Percentage of net assets
Auto Components	2.7%
Banks	5.2%
Chemicals	6.1%
Consumer Finance	4.9%
Containers & Packaging	3.6%
Electric Utilities	5.4%
Electrical Equipment	2.7%
Energy Equipment & Services	1.1%
Food Products	1.6%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	8.0%
Hotels, Restaurants & Leisure	4.6%
Household Durables	2.6%
Household Products	1.7%
Insurance	6.3%
Internet & Direct Marketing Retail	2.0%
IT Services	5.7%
Machinery	3.2%
Media	4.8%
Oil, Gas & Consumable Fuels	1.3%
Professional Services	5.9%
Real Estate Management & Development	3.5%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	2.5%
Thrifts & Mortgage Finance	2.9%
Trading Companies & Distributors	2.4%
Money Market Fund	4.4%
100.0%

42

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Air Freight & Logistics	0.9%
Airlines	0.6%
Auto Components	0.7%
Banks	13.3%
Beverages	0.3%
Building Products	1.2%
Capital Markets	1.7%
Chemicals	2.6%
Commercial Services & Supplies	0.8%
Communications Equipment	0.5%
Construction & Engineering	2.2%
Consumer Finance	3.6%
Containers & Packaging	0.2%
Electric Utilities	1.1%
Electrical Equipment	0.2%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.8%
Equity Real Estate Investment Trusts (REITS)	8.7%
Food & Staples Retailing	1.3%
Food Products	0.7%
Gas Utilities	1.2%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	6.6%
Health Care Technology	0.8%
Household Durables	0.1%
Household Products	0.7%
Independent Power and Renewable Electricity Producers	0.5%
Insurance	1.9%
Interactive Media & Services	0.3%
IT Services	0.4%
Leisure Products	1.1%
Machinery	0.9%
Marine	1.8%
Media	3.4%
Metals & Mining	1.5%
Mortgage Real Estate Investment Trusts (REITS)	2.6%
Multiline Retail	1.4%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	5.3%
Paper & Forest Products	0.3%
Pharmaceuticals	2.5%
Professional Services	1.6%
Real Estate Management & Development	2.0%
Road & Rail	1.3%
Semiconductors & Semiconductor Equipment	2.6%
Specialty Retail	4.4%
Thrifts & Mortgage Finance	2.0%
Trading Companies & Distributors	3.7%
Exchange Traded Fund	2.7%
Money Market Fund	0.9%
99.9%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Aerospace & Defense	2.3%
Air Freight & Logistics	2.4%
Auto Components	2.0%
Biotechnology	2.1%
Capital Markets	4.4%
Communications Equipment	3.9%
Consumer Finance	2.3%
Containers & Packaging	3.6%
Electronic Equipment, Instruments & Components	1.3%
Entertainment	2.9%
Health Care Equipment & Supplies	8.3%
Health Care Providers & Services	9.6%
Household Durables	1.6%
Interactive Media & Services	6.5%
IT Services	15.5%
Media	4.4%
Pharmaceuticals	3.3%
Professional Services	6.3%
Real Estate Management & Development	2.5%
Semiconductors & Semiconductor Equipment	4.8%
Software	6.4%
Specialty Retail	2.1%
Money Market Fund	1.7%
100.2%

Sterling Capital Equity Income Fund	Percentage of net assets
Aerospace & Defense	2.4%
Air Freight & Logistics	3.3%
Banks	2.1%
Beverages	4.8%
Biotechnology	2.9%
Capital Markets	5.1%
Communications Equipment	3.9%
Consumer Finance	3.9%
Diversified Telecommunication Services	2.2%
Electronic Equipment, Instruments & Components	2.5%
Equity Real Estate Investment Trusts (REITS)	2.6%
Food Products	2.5%
Health Care Equipment & Supplies	6.7%
Health Care Providers & Services	7.0%
Hotels, Restaurants & Leisure	4.1%
Industrial Conglomerates	2.9%
Insurance	5.7%
IT Services	6.1%
Machinery	2.8%
Oil, Gas & Consumable Fuels	5.0%
Pharmaceuticals	6.1%
Professional Services	1.6%
Semiconductors & Semiconductor Equipment	4.1%
Software	4.3%
Specialty Retail	3.6%
Money Market Fund	1.8%
100.0%

43

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	4.7%
Austria	2.2%
Belgium	0.0%*
Denmark	0.7%
Finland	3.1%
France	11.7%
Germany	10.1%
Hong Kong	3.3%
Israel	1.4%
Italy	4.3%
Japan	25.9%
Netherlands	4.5%
Norway	1.0%
Spain	1.9%
Sweden	4.4%
Switzerland	7.5%
United Kingdom	11.7%
Money Market Fund	0.3%
98.7%

*	Amount represents less than 0.05%.

Sterling Capital SMID Opportunities Fund	Percentage of net assets
Auto Components	4.0%
Capital Markets	3.3%
Chemicals	3.1%
Commercial Services & Supplies	5.0%
Communications Equipment	3.7%
Consumer Finance	3.3%
Containers & Packaging	4.6%
Entertainment	1.1%
Equity Real Estate Investment Trusts (REITS)	3.4%
Health Care Equipment & Supplies	8.3%
Health Care Providers & Services	5.8%
Household Durables	1.5%
Independent Power and Renewable Electricity Producers	4.2%
Insurance	3.9%
IT Services	22.4%
Machinery	4.0%
Media	1.8%
Oil, Gas & Consumable Fuels	2.6%
Professional Services	4.9%
Real Estate Management & Development	1.7%
Software	3.4%
Specialty Retail	1.6%
Money Market Fund	2.4%
100.0%

Sterling Capital Stratton Mid Cap Value Fund	Percentage of net assets
Auto Components	2.2%
Banks	8.6%
Building Products	2.5%
Capital Markets	2.9%
Chemicals	2.2%
Communications Equipment	1.1%
Construction & Engineering	1.8%
Containers & Packaging	5.5%
Electronic Equipment, Instruments & Components	4.7%
Entertainment	3.2%
Equity Real Estate Investment Trusts (REITS)	9.1%
Food & Staples Retailing	3.8%
Food Products	1.4%
Gas Utilities	4.5%
Health Care Equipment & Supplies	3.6%
Hotels, Restaurants & Leisure	1.1%
Household Durables	1.4%
Insurance	7.1%
IT Services	2.0%
Leisure Products	1.8%
Life Sciences Tools & Services	9.1%
Machinery	2.6%
Oil, Gas & Consumable Fuels	3.6%
Professional Services	2.7%
Real Estate Management & Development	1.4%
Semiconductors & Semiconductor Equipment	2.7%
Software	2.4%
Trading Companies & Distributors	3.1%
Money Market Fund	1.9%
100.0%

Sterling Capital Stratton Real Estate Fund	Percentage of net assets
Health Care	8.7%
Hotel & Resort	3.3%
Industrial	15.1%
Office	6.2%
Real Estate Development	1.5%
Residential	16.8%
Retail	8.5%
Specialized	39.0%
Money Market Fund	0.9%
100.0%

44

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Stratton Small Cap Value Fund	Percentage of net assets
Aerospace & Defense	2.2%
Auto Components	1.1%
Banks	21.5%
Capital Markets	1.9%
Chemicals	3.5%
Construction & Engineering	3.6%
Consumer Finance	1.0%
Electric Utilities	2.2%
Electrical Equipment	2.6%
Electronic Equipment, Instruments & Components	3.4%
Entertainment	1.8%
Equity Real Estate Investment Trusts (REITS)	9.2%
Food & Staples Retailing.	7.0%
Gas Utilities	2.1%
Health Care Equipment & Supplies	3.7%
Household Durables	2.5%
Insurance	6.1%
Machinery	6.6%
Professional Services	3.2%
Semiconductors & Semiconductor Equipment	6.8%
Software	2.4%
Specialty Retail	0.3%
Trading Companies & Distributors	3.7%
Money Market Fund	1.6%
100.0%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities.	20.1%
Collateralized Mortgage Obligations	0.5%
Commercial Mortgage-Backed Securities	14.8%
Corporate Bonds	61.5%
Municipal Bonds	1.3%
Money Market Fund	5.3%
103.5%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	15.5%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	6.2%
Corporate Bonds	67.1%
Municipal Bonds	8.5%
Money Market Fund	1.2%
100.1%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	2.1%
Collateralized Mortgage Obligations	15.2%
Commercial Mortgage-Backed Securities	19.3%
Corporate Bonds	2.0%
Mortgage-Backed Securities	40.7%
Municipal Bonds	0.9%
U.S. Government Agencies	10.4%
U.S. Treasury Notes	10.8%
Money Market Fund	0.2%
101.6%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	14.0%
Collateralized Mortgage Obligations	2.9%
Commercial Mortgage-Backed Securities	15.0%
Corporate Bonds	41.0%
Mortgage-Backed Securities	16.2%
Municipal Bonds	3.9%
U.S. Treasury Bonds	2.2%
U.S. Treasury Notes	4.4%
Money Market Fund	1.1%
100.7%

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	96.8%
Preferred Stocks	0.8%
U.S. Treasury Bonds	0.5%
Money Market Fund	1.2%
99.3%

Sterling Capital Quality Income Fund	Percentage of net assets
Asset Backed Securities	20.3%
Collateralized Mortgage Obligations	18.3%
Commercial Mortgage-Backed Securities	30.6%
Corporate Bonds	1.3%
Mortgage-Backed Securities	32.1%
U.S. Treasury Notes	2.4%
Money Market Fund	1.4%
106.4%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	96.2%
Money Market Fund	2.8%
99.0%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	98.1%
Money Market Fund	0.9%
99.0%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	4.4%
Virginia Municipal Bonds	92.6%
Money Market Fund	2.1%
99.1%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	97.4%
Money Market Fund	1.6%
99.0%

45

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,051.30	$4.53	0.88%
Class C Shares	1,000.00	1,047.40	8.01	1.56%
Institutional Shares	1,000.00	1,052.26	3.34	0.65%
Class R6 Shares	1,000.00	1,053.15	2.88	0.56%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,004.52	5.43	1.08%
Class C Shares	1,000.00	1,001.18	9.13	1.82%
Institutional Shares	1,000.00	1,006.38	4.17	0.83%
Class R Shares	1,000.00	1,003.15	6.93	1.38%
Class R6 Shares	1,000.00	1,006.37	3.72	0.74%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,061.96	5.43	1.05%
Class C Shares	1,000.00	1,057.89	9.29	1.80%
Institutional Shares	1,000.00	1,063.55	4.14	0.80%
Class R Shares	1,000.00	1,060.87	6.72	1.30%
Class R6 Shares	1,000.00	1,063.48	3.88	0.75%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,075.93	5.72	1.10%
Class C Shares	1,000.00	1,071.88	9.61	1.85%
Institutional Shares	1,000.00	1,077.52	4.43	0.85%
Class R Shares	1,000.00	1,075.55	6.30	1.21%
Class R6 Shares	1,000.00	1,077.69	4.01	0.77%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,075.55	5.36	1.03%
Class C Shares	1,000.00	1,071.38	9.24	1.78%
Institutional Shares	1,000.00	1,076.98	4.06	0.78%
Class R Shares	1,000.00	1,074.22	6.66	1.28%
Class R6 Shares	1,000.00	1,077.39	3.54	0.68%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,019.77	4.61	0.91%
Class C Shares	1,000.00	1,014.66	8.33	1.65%
Institutional Shares	1,000.00	1,020.81	3.44	0.68%
Class R6 Shares	1,000.00	1,020.81	3.14	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,017.08	5.26	1.04%
Class C Shares	1,000.00	1,013.71	9.04	1.79%
Institutional Shares	1,000.00	1,018.18	4.00	0.79%

46

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	$1,000.00	$1,013.42	$5.35	1.06%
Class C Shares	1,000.00	1,010.17	9.57	1.90%
Institutional Shares	1,000.00	1,014.75	4.04	0.80%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,122.71	4.90	0.92%
Class C Shares	1,000.00	1,118.79	8.60	1.62%
Institutional Shares	1,000.00	1,124.03	3.51	0.66%
Class R6 Shares	1,000.00	1,124.75	3.09	0.58%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,015.63	6.11	1.21%
Class C Shares	1,000.00	1,011.97	9.89	1.96%
Institutional Shares	1,000.00	1,017.00	4.90	0.97%
Class R6 Shares	1,000.00	1,017.37	4.40	0.87%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,002.12	2.56	0.51%
Institutional Shares	1,000.00	1,003.32	1.36	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,002.97	3.36	0.67%
Class C Shares	1,000.00	1,000.34	7.12	1.42%
Institutional Shares	1,000.00	1,005.40	2.11	0.42%
Class R6 Shares	1,000.00	1,005.01	2.06	0.41%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,004.13	3.32	0.66%
Class C Shares	1,000.00	1,000.36	7.07	1.41%
Institutional Shares	1,000.00	1,004.37	2.06	0.41%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,020.21	3.55	0.70%
Class C Shares	1,000.00	1,016.37	7.33	1.45%
Institutional Shares	1,000.00	1,021.47	2.28	0.45%
Class R Shares	1,000.00	1,018.02	4.81	0.95%
Class R6 Shares	1,000.00	1,021.99	1.77	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,021.06	4.51	0.89%
Class C Shares	1,000.00	1,017.54	8.70	1.72%
Institutional Shares	1,000.00	1,022.35	3.14	0.62%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,004.71	4.02	0.80%
Class C Shares	1,000.00	1,000.33	7.97	1.59%
Institutional Shares	1,000.00	1,005.97	2.82	0.56%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,002.18	3.91	0.78%
Class C Shares	1,000.00	998.38	7.66	1.53%
Institutional Shares	1,000.00	1,003.41	2.66	0.53%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,006.41	4.02	0.80%
Class C Shares	1,000.00	1,001.77	7.78	1.55%
Institutional Shares	1,000.00	1,007.70	2.77	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,001.38	4.01	0.80%
Class C Shares	1,000.00	996.78	7.76	1.55%
Institutional Shares	1,000.00	1,001.81	2.76	0.55%
47

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,005.53	$3.97	0.79%
Class C Shares	1,000.00	1,001.75	7.73	1.54%
Institutional Shares	1,000.00	1,006.79	2.72	0.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

48

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Class R6 Shares	1,000.00	1,022.26	2.84	0.56%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.65	5.47	1.08%
Class C Shares	1,000.00	1,015.94	9.20	1.82%
Institutional Shares	1,000.00	1,020.91	4.20	0.83%
Class R Shares	1,000.00	1,018.15	6.98	1.38%
Class R6 Shares	1,000.00	1,021.36	3.75	0.74%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.80	5.32	1.05%
Class C Shares	1,000.00	1,016.04	9.10	1.80%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%
Class R Shares	1,000.00	1,018.55	6.58	1.30%
Class R6 Shares	1,000.00	1,021.31	3.80	0.75%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.55	5.57	1.10%
Class C Shares	1,000.00	1,015.79	9.35	1.85%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%
Class R Shares	1,000.00	1,019.00	6.12	1.21%
Class R6 Shares	1,000.00	1,021.21	3.90	0.77%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Institutional Shares	1,000.00	1,021.16	3.95	0.78%
Class R Shares	1,000.00	1,018.65	6.48	1.28%
Class R6 Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,016.80	8.34	1.65%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Class R6 Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.75	5.37	1.06%
Class C Shares	1,000.00	1,015.54	9.60	1.90%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%

49

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital Stratton Real Estate Fund
Class A Shares	$1,000.00	$1,020.46	$4.66	0.92%
Class C Shares	1,000.00	1,016.95	8.19	1.62%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Class R6 Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,019.00	6.12	1.21%
Class C Shares	1,000.00	1,015.24	9.90	1.96%
Institutional Shares	1,000.00	1,020.21	4.91	0.97%
Class R6 Shares	1,000.00	1,020.71	4.41	0.87%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,022.51	2.59	0.51%
Institutional Shares	1,000.00	1,023.71	1.37	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.71	3.40	0.67%
Class C Shares	1,000.00	1,017.95	7.18	1.42%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
Class R6 Shares	1,000.00	1,023.01	2.08	0.41%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,021.76	3.35	0.66%
Class C Shares	1,000.00	1,018.00	7.13	1.41%
Institutional Shares	1,000.00	1,023.01	2.08	0.41%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R Shares	1,000.00	1,020.31	4.81	0.95%
Class R6 Shares	1,000.00	1,023.31	1.78	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.61	4.51	0.89%
Class C Shares	1,000.00	1,016.44	8.69	1.72%
Institutional Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.10	8.04	1.59%
Institutional Shares	1,000.00	1,022.26	2.84	0.56%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.16	3.95	0.78%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%

50

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 - 9/30/21	Annualized Expense Ratio During Period 4/1/21 - 9/30/21
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,021.11	$4.00	0.79%
Class C Shares	1,000.00	1,017.35	7.79	1.54%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

51

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS —99.5%
	Aerospace & Defense —1.5%
2,600	General Dynamics Corp.	$509,678

	Air Freight & Logistics —0.9%
1,350	FedEx Corp.	296,041

	Automobiles —2.1%
38,750	Ford Motor Co.(a)	548,700
3,100	General Motors Co.(a)	163,401
		712,101

	Banks —7.9%
4,453	Bank OZK	191,390
129	Citigroup, Inc.	9,053
2,600	Comerica, Inc.	209,300
3,044	JPMorgan Chase & Co.	498,272
2,950	PNC Financial Services Group, Inc. (The)	577,138
2,000	Popular, Inc.	155,340
3,750	Synovus Financial Corp.	164,588
10,200	U.S. Bancorp	606,288
8,050	Umpqua Holdings Corp.	163,012
750	Wells Fargo & Co.	34,808
		2,609,189

	Biotechnology — 4.3%
3,656	AbbVie, Inc.	394,373
5,450	Gilead Sciences, Inc.	380,683
1,000	Moderna, Inc.(a)	384,860
650	Novavax, Inc.(a)	134,751
750	United Therapeutics Corp.(a)	138,435
		1,433,102

	Building Products — 2.6%
4,700	Carrier Global Corp.	243,272
7,200	Johnson Controls International PLC	490,176
1,500	Owens Corning	128,250
		861,698

	Capital Markets — 6.4%
1,650	Goldman Sachs Group, Inc. (The)	623,750
2,000	Janus Henderson Group PLC	82,660
4,850	KKR & Co., Inc.	295,268
6,875	Morgan Stanley	669,006
2,300	T. Rowe Price Group, Inc.	452,410
		2,123,094

	Chemicals —1.9%
8,050	Dow, Inc.	463,358
1,850	LyondellBasell Industries NV, Class A	173,622
		636,980

	Communications Equipment —1.2%
7,050	Cisco Systems, Inc.	383,731

	Consumer Finance —2.8%
3,400	Capital One Financial Corp.	550,698
1,550	Discover Financial Services	190,418

Shares		Fair Value
COMMON STOCKS — (continued)
	Consumer Finance — (continued)
3,150	OneMain Holdings, Inc.	$174,289
		915,405

	Diversified Telecommunication Services — 2.4%
14,807	Verizon Communications, Inc.	799,726

	Electric Utilities — 3.0%
2,450	Duke Energy Corp.	239,096
10,812	Exelon Corp.	522,652
4,000	Southern Co. (The)	247,880
		1,009,628

	Electrical Equipment — 2.8%
2,591	Eaton Corp. PLC	386,862
5,600	Emerson Electric Co.	527,520
		914,382

	Electronic Equipment, Instruments & Components —0.5%
1,500	Arrow Electronics, Inc.(a)	168,435

	Energy Equipment & Services —1.4%
15,250	Schlumberger NV	452,010

	Equity Real Estate Investment Trusts (REITS)—3.8%
7,350	Brixmor Property Group, Inc.	162,508
3,200	EPR Properties	158,016
3,700	Iron Mountain, Inc.	160,765
450	Public Storage	133,695
3,800	Simon Property Group, Inc.	493,886
3,000	Spirit Realty Capital, Inc.	138,120
		1,246,990

	Food & Staples Retailing —1.1%
6,450	Albertsons Cos., Inc., Class A	200,789
3,550	Kroger Co. (The)	143,526
700	Walgreens Boots Alliance, Inc.	32,935
		377,250

	Food Products —0.5%
2,050	Tyson Foods, Inc., Class A	161,827

	Gas Utilities — 0.1%
550	National Fuel Gas Co.	28,886

	Health Care Providers & Services —8.0%
1,000	Acadia Healthcare Co., Inc.(a)	63,780
1,300	AmerisourceBergen Corp.	155,285
1,374	Anthem, Inc.	512,227
2,400	Cigna Corp.	480,384
7,300	CVS Health Corp.	619,478
1,800	HCA Healthcare, Inc.	436,896
500	Laboratory Corp. of America Holdings(a)	140,720
974	McKesson Corp.	194,196
250	Molina Healthcare, Inc.(a)	67,828
		2,670,794

See accompanying Notes to the Financial Statements.

52

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Hotels, Restaurants & Leisure —0.9%
2,600	Boyd Gaming Corp.(a)	$164,476
2,250	Travel + Leisure Co.	122,692
		287,168

	Household Durables —2.0%
2,150	DR Horton, Inc.	180,536
1,750	Lennar Corp., Class A	163,940
3,328	PulteGroup, Inc.	152,822
750	Toll Brothers, Inc.	41,467
700	Whirlpool Corp.	142,702
		681,467

	Independent Power and Renewable Electricity Producers —0.8%
5,950	AES Corp. (The)	135,839
8,450	Vistra Corp.	144,495
		280,334

	Insurance —5.1%
600	Aflac, Inc.	31,278
9,450	American International Group, Inc.	518,711
2,650	Fidelity National Financial, Inc.	120,151
8,480	MetLife, Inc.	523,470
4,750	Prudential Financial, Inc.	499,700
		1,693,310

	Interactive Media & Services —2.0%
200	Alphabet, Inc., Class A(a)	534,704
50	Alphabet, Inc., Class C(a)	133,265
		667,969

	IT Services —2.5%
1,850	Alliance Data Systems Corp.	186,646
4,550	International Business Machines Corp.	632,132
		818,778

	Machinery —1.8%
1,200	AGCO Corp.	147,036
1,300	Deere & Co.	435,591
		582,627

	Media —2.7%
950	Comcast Corp., Class A	53,134
4,000	DISH Network Corp., Class A(a)	173,840
4,050	Fox Corp., Class A	162,445
5,450	Interpublic Group of Cos., Inc. (The)	199,852
2,700	John Wiley & Sons, Inc., Class A	140,967
1,144	Nexstar Media Group, Inc., Class A	173,842
		904,080

	Metals & Mining —2.5%
13,649	Freeport-McMoRan, Inc.	444,002
300	Nucor Corp.	29,547
6,651	Southern Copper Corp.	373,387
		846,936

Shares		Fair Value
COMMON STOCKS — (continued)
	Mortgage Real Estate Investment Trusts (REITS) —0.5%
6,350	Starwood Property Trust, Inc.	$155,003

	Multiline Retail —1.5%
2,249	Target Corp.	514,504

	Oil, Gas & Consumable Fuels —5.0%
7,300	EOG Resources, Inc.	585,971
9,950	Exxon Mobil Corp.	585,259
2,900	Pioneer Natural Resources Co.	482,879
		1,654,109

	Personal Products —1.0%
550	Estee Lauder Cos., Inc. (The), Class A	164,962
1,144	Herbalife Nutrition, Ltd.(a)	48,483
3,201	Nu Skin Enterprises, Inc., Class A	129,544
		342,989

	Pharmaceuticals —4.3%
10,250	Bristol-Myers Squibb Co.	606,493
19,150	Pfizer, Inc.	823,641
		1,430,134

	Professional Services —0.3%
950	ManpowerGroup, Inc.	102,866

	Road & Rail —0.5%
1,850	Ryder System, Inc.	153,013

	Semiconductors & Semiconductor Equipment —3.8%
3,350	Applied Materials, Inc.	431,246
926	Broadcom, Inc.	449,045
600	KLA Corp.	200,706
600	Microchip Technology, Inc.	92,094
700	QUALCOMM, Inc.	90,286
		1,263,377

	Software —1.4%
5,194	Oracle Corp.	452,553

	Specialty Retail —1.1%
1,650	Bath & Body Works, Inc.	104,000
1,071	Lowe's Cos., Inc.	217,263
50	O'Reilly Automotive, Inc.(a)	30,553
		351,816

	Technology Hardware, Storage & Peripherals —2.1%
4,775	Dell Technologies, Inc., Class C(a)	496,791
6,400	HP, Inc.	175,104
600	Western Digital Corp.(a)	33,864
		705,759

	Tobacco —1.9%
6,000	Altria Group, Inc.	273,120

Continued

53

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Tobacco — (continued)
3,850	Philip Morris International, Inc.	$364,942
		638,062

	Trading Companies & Distributors — 0.6%
574	United Rentals, Inc.(a)	201,434

	Total Common Stocks
	(Cost $27,557,336)	33,039,235
MONEY MARKET FUND —0.4%
126,674	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	126,674

	Total Money Market Fund
	(Cost $126,674)	126,674
Total Investments —99.9%
(Cost $27,684,010)		33,165,909
Net Other Assets (Liabilities) — 0.1%		31,503
NET ASSETS — 100.0%		$33,197,412

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

54

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS —95.6%
	Auto Components —2.7%
63,500	Gentex Corp.	$2,094,230

	Banks —5.2%
17,673	M&T Bank Corp.	2,639,286
17,893	SouthState Corp.	1,336,070
		3,975,356
	Chemicals —6.1%
72,736	Axalta Coating Systems, Ltd.(a)	2,123,164
61,161	Corteva, Inc.	2,573,655
		4,696,819

	Consumer Finance —4.9%
124,724	SLM Corp.	2,195,142
32,376	Synchrony Financial	1,582,539
		3,777,681

	Containers & Packaging —3.6%
27,501	Crown Holdings, Inc.	2,771,551

	Electric Utilities —5.4%
32,359	ALLETE, Inc.	1,926,008
47,211	Portland General Electric Co.	2,218,445
		4,144,453

	Electrical Equipment —2.7%
37,523	Sensata Technologies Holding PLC(a)	2,053,259

	Energy Equipment & Services —1.1%
31,244	Core Laboratories NV	867,021

	Food Products —1.6%
32,654	Cal-Maine Foods, Inc.	1,180,769

	Health Care Equipment & Supplies —2.2%
11,504	Zimmer Biomet Holdings, Inc.	1,683,725

	Health Care Providers & Services —8.0%
33,280	Centene Corp.(a)	2,073,677
7,530	Laboratory Corp. of America Holdings(a)	2,119,243
9,793	McKesson Corp.	1,952,528
		6,145,448

	Hotels, Restaurants & Leisure —4.6%
13,095	Cracker Barrel Old Country Store, Inc.	1,831,205
12,911	Hilton Worldwide Holdings, Inc.(a)	1,705,672
		3,536,877

	Household Durables —2.6%
10,973	Mohawk Industries, Inc.(a)	1,946,610

	Household Products —1.7%
13,507	Spectrum Brands Holdings, Inc.	1,292,215

	Insurance —6.3%
7,171	Enstar Group, Ltd.(a)	1,683,249
12,751	Lincoln National Corp.	876,631

Shares		Fair Value
COMMON STOCKS — (continued)
	Insurance — (continued)
1,907	Markel Corp.(a)	$2,279,113
		4,838,993

	Internet & Direct Marketing Retail —2.0%
22,031	eBay, Inc.	1,534,900

	IT Services —5.7%
19,599	Euronet Worldwide, Inc.(a)	2,494,561
12,014	Global Payments, Inc.	1,893,166
		4,387,727

	Machinery —3.2%
90,152	Trinity Industries, Inc.	2,449,430

	Media —4.8%
12,690	Liberty Broadband Corp., Class C(a)	2,191,563
63,415	News Corp., Class B	1,473,130
		3,664,693

	Oil, Gas & Consumable Fuels —1.3%
77,462	CNX Resources Corp.(a)	977,570

	Professional Services —5.9%
20,288	ASGN, Inc.(a)	2,295,384
16,672	Jacobs Engineering Group, Inc.	2,209,540
		4,504,924

	Real Estate Management & Development —3.5%
27,028	CBRE Group, Inc., Class A(a)	2,631,446

	Specialty Retail —2.7%
16,212	CarMax, Inc.(a)	2,074,487

	Technology Hardware, Storage & Peripherals —2.5%
49,739	NCR Corp.(a)	1,927,884

	Thrifts & Mortgage Finance —2.9%
97,904	Radian Group, Inc.	2,224,379

	Trading Companies & Distributors —2.4%
46,159	Air Lease Corp.	1,815,895

	Total Common Stocks
	(Cost $48,129,847)	73,198,342

See accompanying Notes to the Financial Statements.

55

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
	MONEY MARKET FUND —4.4%
3,364,273	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	$3,364,273

	Total Money Market Fund
	(Cost $3,364,273)	3,364,273

Total Investments —100.0%
(Cost $51,494,120)		76,562,615
Net Other Assets (Liabilities) — (0.0)%		(23,825)
NET ASSETS — 100.0%		$76,538,790

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

56

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS —96.3%
	Air Freight & Logistics —0.9%
11,813	Atlas Air Worldwide Holdings, Inc.(a)	$964,886

	Airlines —0.6%
7,961	Mesa Air Group, Inc.(a)	60,981
10,850	SkyWest, Inc.(a)	535,339
		596,320

	Auto Components —0.7%
40,111	Goodyear Tire & Rubber Co. (The)(a)	709,965

	Banks —13.3%
13,036	Bank OZK	560,287
14,305	ConnectOne Bancorp, Inc.	429,293
20,549	Customers Bancorp, Inc.(a)	884,018
15,417	Eagle Bancorp, Inc.	886,477
42,538	First BanCorp.	559,375
13,907	First Financial Corp.	584,789
6,640	First Horizon Corp.	108,166
16,260	Flushing Financial Corp.	367,476
32,210	Fulton Financial Corp.	492,169
14,880	Great Western Bancorp, Inc.	487,171
13,550	Hancock Whitney Corp.	638,476
19,510	Hanmi Financial Corp.	391,371
9,702	Heartland Financial USA, Inc.	466,472
26,754	Hilltop Holdings, Inc.	874,053
55,342	Hope Bancorp, Inc.	799,138
21,194	Horizon Bancorp, Inc.	385,095
14,144	Independent Bank Corp.	303,813
18,162	OFG Bancorp	458,046
8,464	Popular, Inc.	657,399
14,693	QCR Holdings, Inc.	755,808
13,710	RBB Bancorp	345,629
13,009	Synovus Financial Corp.	570,965
6,735	UMB Financial Corp.	651,342
16,651	Umpqua Holdings Corp.	337,183
14,150	Univest Financial Corp.	387,568
4,213	Wintrust Financial Corp.	338,599
6,101	Zions Bancorp NA	377,591
		14,097,769

	Beverages —0.3%
803	Coca-Cola Consolidated, Inc.	316,527

	Building Products —1.2%
26,224	Cornerstone Building Brands, Inc.(a)	383,133
10,160	Insteel Industries, Inc.	386,588
6,256	Owens Corning	534,888
		1,304,609

	Capital Markets —1.7%
19,935	Cowen, Inc., Class A	683,970
17,018	Jefferies Financial Group, Inc.	631,878
3,610	Piper Sandler Cos.	499,840
		1,815,688

Shares		Fair Value
COMMON STOCKS — (continued)
	Chemicals —2.6%
10,250	AdvanSix, Inc.(a)	$407,437
3,839	CF Industries Holdings, Inc.	214,293
17,996	Chemours Co. (The)	522,964
19,604	Mosaic Co. (The)	700,255
23,594	Tronox Holdings PLC, Class A	581,592
3,652	Westlake Chemical Corp.	332,843
		2,759,384

	Commercial Services & Supplies —0.8%
44,210	CoreCivic, Inc.(a)	393,469
25,228	Interface, Inc.	382,204
		775,673

	Communications Equipment —0.5%
16,382	NETGEAR, Inc.(a)	522,750

	Construction & Engineering —2.2%
3,331	EMCOR Group, Inc.	384,331
11,370	Granite Construction, Inc.	449,683
7,013	MasTec, Inc.(a)	605,082
6,436	MYR Group, Inc.(a)	640,382
11,840	Sterling Construction Co., Inc.(a)	268,413
		2,347,891

	Consumer Finance —3.6%
12,210	Ally Financial, Inc.	623,320
2,280	Encore Capital Group, Inc.(a)	112,336
12,400	Enova International, Inc.(a)	428,420
52,941	Navient Corp.	1,044,526
5,140	Nelnet, Inc., Class A	407,294
10,461	OneMain Holdings, Inc.	578,807
5,750	Regional Management Corp.	334,535
17,390	SLM Corp.	306,064
		3,835,302

	Containers & Packaging —0.2%
3,561	Westrock Co.	177,445

	Electric Utilities —1.1%
9,682	Otter Tail Corp.	541,901
12,805	Portland General Electric Co.	601,707
		1,143,608

	Electrical Equipment —0.2%
2,408	Atkore, Inc.(a)	209,303

	Electronic Equipment, Instruments &
	Components —1.9%
4,856	Arrow Electronics, Inc.(a)	545,280
3,925	Jabil, Inc.	229,102
12,508	Sanmina Corp.(a)	482,059
3,032	SYNNEX Corp.	315,631
32,628	TTM Technologies, Inc.(a)	410,134
		1,982,206

	Energy Equipment & Services —0.8%
4,488	Nabors Industries, Ltd.(a)	433,002

See accompanying Notes to the Financial Statements.

57

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Energy Equipment & Services — (continued)
33,718	Oceaneering International, Inc.(a)	$449,124
		882,126

	Equity Real Estate Investment Trusts (REITS)—8.7%
43,569	Acadia Realty Trust	889,244
19,420	Alexander & Baldwin, Inc.	455,205
28,567	City Office REIT, Inc.	510,207
24,610	CorePoint Lodging, Inc.(a)	381,455
6,200	CTO Realty Growth, Inc.	333,312
18,622	Essential Properties Realty Trust, Inc.	519,926
13,213	Getty Realty Corp.	387,273
20,704	Healthcare Realty Trust, Inc.	616,565
16,677	Industrial Logistics Properties Trust	423,763
29,499	Kimco Realty Corp.	612,104
35,773	Macerich Co. (The)	597,767
17,868	Medical Properties Trust, Inc.	358,611
6,891	National Retail Properties, Inc.	297,622
10,874	PotlatchDeltic Corp.	560,881
30,170	Preferred Apartment Communities, Inc.	368,979
4,700	Regency Centers Corp.	316,451
16,475	Retail Value, Inc.	433,787
13,422	RPT Realty	171,265
4,636	SL Green Realty Corp.	328,414
18,455	VICI Properties, Inc.	524,306
33,210	Whitestone REIT	324,794
		9,411,931

	Food & Staples Retailing —1.3%
10,370	Albertsons Cos., Inc., Class A	322,818
28,166	SpartanNash Co.	616,835
18,297	Sprouts Farmers Market, Inc.(a)	423,942
		1,363,595

	Food Products —0.7%
12,741	Fresh Del Monte Produce, Inc.	410,515
3,942	John B Sanfilippo & Son, Inc.	322,140
		732,655

	Gas Utilities —1.2%
6,010	National Fuel Gas Co.	315,645
9,238	Southwest Gas Holdings, Inc.	617,838
6,950	UGI Corp.	296,209
		1,229,692

	Health Care Equipment & Supplies —1.0%
7,348	Envista Holdings Corp.(a)	307,220
15,107	Natus Medical, Inc.(a)	378,884
9,337	Orthofix Medical, Inc.(a)	355,926
		1,042,030

	Health Care Providers & Services —6.6%
5,013	Acadia Healthcare Co., Inc.(a)	319,729
3,381	AMN Healthcare Services, Inc.(a)	387,970
36,355	Community Health Systems, Inc.(a)	425,354
4,275	DaVita, Inc.(a)	497,011

Shares		Fair Value
COMMON STOCKS — (continued)
	Health Care Providers & Services — (continued)
4,002	Encompass Health Corp.	$300,310
3,893	Ensign Group, Inc. (The)	291,547
4,630	Fulgent Genetics, Inc.(a)	416,468
14,247	Hanger, Inc.(a)	312,864
5,562	MEDNAX, Inc.(a)	158,128
3,352	ModivCare, Inc.(a)	608,790
1,230	Molina Healthcare, Inc.(a)	333,711
17,095	Owens & Minor, Inc.	534,903
17,571	Select Medical Holdings Corp.	635,543
14,354	Tenet Healthcare Corp.(a)	953,680
14,937	Tivity Health, Inc.(a)	344,447
3,457	Universal Health Services, Inc., Class B	478,345
		6,998,800

	Health Care Technology —0.8%
10,977	Computer Programs & Systems, Inc.	389,244
12,268	HealthStream, Inc.(a)	350,620
22,386	Multiplan Corp.(a)	126,033
		865,897

	Household Durables —0.1%
2,112	Century Communities, Inc.	129,782

	Household Products —0.7%
7,360	Central Garden & Pet Co.(a)	353,280
9,722	Central Garden & Pet Co., Class A(a)	418,046
		771,326

	Independent Power and Renewable Electricity Producers —0.5%
21,165	AES Corp. (The)	483,197

	Insurance —1.9%
7,006	Brighthouse Financial, Inc.(a)	316,881
6,700	Fidelity National Financial, Inc.	303,778
4,620	First American Financial Corp.	309,771
4,760	Lincoln National Corp.	327,250
13,670	Old Republic International Corp.	316,187
7,010	Stewart Information Services Corp.	443,453
		2,017,320

	Interactive Media & Services —0.3%
9,094	Yelp, Inc.(a)	338,661

	IT Services —0.4%
3,449	Alliance Data Systems Corp.	347,970
4,288	BM Technologies, Inc.(a)	38,163
		386,133

	Leisure Products —1.1%
19,632	Smith & Wesson Brands, Inc.	407,561
17,620	Vista Outdoor, Inc.(a)	710,262
		1,117,823

	Machinery —0.9%
2,435	AGCO Corp.	298,361
16,740	Manitowoc Co., Inc. (The)(a)	358,571

Continued

58

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Machinery — (continued)
6,945	Terex Corp.	$292,384
		949,316

	Marine —1.8%
33,013	Costamare, Inc.	511,371
21,306	Genco Shipping & Trading, Ltd.	428,890
11,714	Matson, Inc.	945,437
		1,885,698

	Media —3.4%
7,845	AMC Networks, Inc., Class A(a)	365,498
18,329	EW Scripps Co. (The), Class A	331,022
60,750	Gannett Co., Inc.(a)	405,810
35,855	Gray Television, Inc.	818,211
10,743	Interpublic Group of Cos., Inc. (The)	393,946
8,696	John Wiley & Sons, Inc., Class A	454,018
2,199	Nexstar Media Group, Inc., Class A	334,160
14,672	Sinclair Broadcast Group, Inc., Class A	464,809
		3,567,474

	Metals & Mining —1.5%
19,962	Commercial Metals Co.	608,043
2,177	Reliance Steel & Aluminum Co.	310,048
26,921	TimkenSteel Corp.(a)	352,127
12,020	U.S. Steel Corp.	264,079
		1,534,297

	Mortgage Real Estate Investment Trusts (REITS) —2.6%
17,070	Apollo Commercial Real Estate Finance,
	Inc.	253,148
36,528	Chimera Investment Corp.	542,441
37,395	Ellington Financial, Inc.	683,954
1,020	Great Ajax Corp.	13,760
100,563	MFA Financial, Inc.	459,573
25,076	Ready Capital Corp.	361,846
35,026	Redwood Trust, Inc.	451,485
		2,766,207

	Multiline Retail —1.4%
3,645	Dillard's, Inc., Class A	628,836
6,013	Kohl's Corp.	283,152
27,470	Macy's, Inc.	620,822
		1,532,810

	Multi-Utilities —1.1%
12,662	Avista Corp.	495,337
10,100	MDU Resources Group, Inc.	299,667
6,620	NorthWestern Corp.	379,326
		1,174,330

	Oil, Gas & Consumable Fuels —5.3%
43,080	Antero Resources Corp.(a)	810,335
10,082	Bonanza Creek Energy, Inc.	482,928
71,070	Centennial Resource Development, Inc.,
	Class A(a)	476,169

Shares		Fair Value
COMMON STOCKS — (continued)
	Oil, Gas & Consumable Fuels — (continued)
6,300	CONSOL Energy, Inc.(a)	$163,926
27,640	Marathon Oil Corp.	377,839
26,260	Murphy Oil Corp.	655,712
19,898	PDC Energy, Inc.	942,966
45,383	SM Energy Co.	1,197,204
9,103	Whiting Petroleum Corp.(a)	531,706
		5,638,785

	Paper & Forest Products —0.3%
5,420	Louisiana-Pacific Corp.	332,625

	Pharmaceuticals —2.5%
60,844	Amneal Pharmaceuticals, Inc.(a)	324,907
19,376	Amphastar Pharmaceuticals, Inc.(a)	368,338
15,210	Atea Pharmaceuticals, Inc.(a)	533,262
72,790	BioDelivery Sciences International, Inc.(a)	262,772
1,872	Jazz Pharmaceuticals PLC(a)	243,753
9,789	Prestige Consumer Healthcare, Inc.(a)	549,261
15,330	Supernus Pharmaceuticals, Inc.(a)	408,851
		2,691,144

	Professional Services —1.6%
3,778	CRA International, Inc.	375,306
8,300	Heidrick & Struggles International, Inc.	370,429
5,226	Kforce, Inc.	311,679
2,706	ManpowerGroup, Inc.	293,006
14,143	TrueBlue, Inc.(a)	382,992
		1,733,412

	Real Estate Management & Development—2.0%
28,628	Forestar Group, Inc.(a)	533,339
2,112	Jones Lang LaSalle, Inc.(a)	523,966
39,312	Newmark Group, Inc., Class A	562,555
26,481	Realogy Holdings Corp.(a)	464,477
		2,084,337

	Road & Rail —1.3%
12,178	ArcBest Corp.	995,795
3,997	Ryder System, Inc.	330,592
		1,326,387

	Semiconductors & Semiconductor Equipment —2.6%
34,333	Amkor Technology, Inc.	856,608
23,880	Photronics, Inc.(a)	325,484
37,448	Rambus, Inc.(a)	831,346
11,251	SMART Global Holdings, Inc.(a)	500,670
6,745	Ultra Clean Holdings, Inc.(a)	287,337
		2,801,445

	Specialty Retail —4.4%
16,149	Abercrombie & Fitch Co., Class A(a)	607,687
5,959	AutoNation, Inc.(a)	725,568
14,850	Conn's, Inc.(a)	339,026
4,714	Dick's Sporting Goods, Inc.	564,596

Continued

59

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Specialty Retail — (continued)
5,973	Foot Locker, Inc.	$272,727
16,746	Guess? Inc.	351,833
9,562	Haverty Furniture Cos., Inc.	322,335
5,369	Hibbett, Inc.	379,803
7,279	MarineMax, Inc.(a)	353,177
9,742	Signet Jewelers, Ltd.	769,228
		4,685,980
	Thrifts & Mortgage Finance —2.0%
9,787	HomeStreet, Inc.	402,735
20,670	MGIC Investment Corp.	309,223
14,791	Mr Cooper Group, Inc.(a)	608,946
13,854	Premier Financial Corp.	441,111
17,897	Waterstone Financial, Inc.	366,710
		2,128,725

	Trading Companies & Distributors —3.7%
5,770	BlueLinx Holdings, Inc.(a)	282,038
14,070	Boise Cascade Co.	759,499
4,861	Herc Holdings, Inc.(a)	794,579
17,216	Rush Enterprises, Inc., Class A	777,474
15,762	Textainer Group Holdings, Ltd.(a)	550,251
13,791	Titan Machinery, Inc.(a)	357,325
4,530	Veritiv Corp.(a)	405,707
		3,926,873

	Total Common Stocks
	(Cost $78,678,433)	102,090,139

WARRANTS —0.0%
	Energy Equipment & Services —0.0%
2,227	Nabors Industries, Ltd., 8/30/2021(a)	13,006

	Total Warrants
	(Cost $–)	13,006

EXCHANGE TRADED FUND —2.7%
17,500	iShares Russell 2000 Value ETF	2,804,025

	Total Exchange Traded Fund
	(Cost $2,831,680)	2,804,025

MONEY MARKET FUND —0.9%
984,459	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	984,459

	Total Money Market Fund
	(Cost $984,459)	984,459

Total Investments —99.9%
(Cost $82,494,572)		105,891,629
Net Other Assets (Liabilities) — 0.1%		77,581
NET ASSETS — 100.0%		$105,969,210

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

ETF Exchange Traded Fund

Continued

60

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS —98.5%
	Aerospace & Defense — 2.3%
79,500	General Dynamics Corp.	$15,584,385

	Air Freight & Logistics —2.4%
74,000	FedEx Corp.	16,227,460

	Auto Components —2.0%
88,000	Aptiv PLC(a)	13,109,360

	Biotechnology —2.1%
23,000	Regeneron Pharmaceuticals, Inc.(a)	13,919,140

	Capital Markets — 4.4%
215,000	Charles Schwab Corp. (The)	15,660,600
32,500	S&P Global, Inc.	13,808,925
		29,469,525

	Communications Equipment —3.9%
132,000	F5 Networks, Inc.(a)	26,238,960

	Consumer Finance —2.3%
94,000	Capital One Financial Corp.	15,225,180

	Containers & Packaging —3.6%
265,000	Ball Corp.	23,842,050

	Electronic Equipment, Instruments &
	Components —1.3%
118,500	Amphenol Corp., Class A	8,677,755

	Entertainment —2.9%
251,000	Activision Blizzard, Inc.	19,424,890

	Health Care Equipment & Supplies — 8.3%
111,500	Danaher Corp.	33,945,060
294,500	Hologic, Inc.(a)	21,737,045
		55,682,105

	Health Care Providers & Services —9.6%
145,000	HCA Healthcare, Inc.	35,194,400
74,000	UnitedHealth Group, Inc.	28,914,760
		64,109,160

	Household Durables —1.6%
115,000	Lennar Corp., Class A	10,773,200

	Interactive Media & Services —6.5%
16,200	Alphabet, Inc., Class C(a)	43,178,022

	IT Services —15.5%
265,000	Akamai Technologies, Inc.(a)	27,716,350
236,500	Fiserv, Inc.(a)	25,660,250
138,000	Global Payments, Inc.	21,746,040
406,000	Rackspace Technology, Inc.(a)	5,773,320
103,000	Visa, Inc., Class A	22,943,250
		103,839,210

	Media —4.4%
527,000	Comcast Corp., Class A	29,475,110

Shares		Fair Value
COMMON STOCKS — (continued)
	Pharmaceuticals —3.3%
372,000	Bristol-Myers Squibb Co.	$22,011,240

	Professional Services —6.3%
179,200	TransUnion	20,125,952
111,000	Verisk Analytics, Inc.	22,229,970
		42,355,922

	Real Estate Management & Development—2.5%
170,000	CBRE Group, Inc., Class A(a)	16,551,200

	Semiconductors & Semiconductor Equipment—4.8%
163,000	NXP Semiconductors NV	31,926,810

	Software —6.4%
46,000	Intuit, Inc.	24,817,460
149,000	PTC, Inc.(a)	17,848,710
		42,666,170

	Specialty Retail —2.1%
8,100	AutoZone, Inc.(a)	13,753,719

	Total Common Stocks
	(Cost $345,830,967)	658,040,573

MONEY MARKET FUND —1.7%
11,639,522	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	11,639,522

	Total Money Market Fund
	(Cost $11,639,522)	11,639,522

Total Investments —100.2%
(Cost $357,470,489)		669,680,095
Net Other Assets (Liabilities) — (0.2)%		(1,030,331)
NET ASSETS — 100.0%		$668,649,764

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

61

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments
September 30, 2021

Shares		Fair Value
COMMON STOCKS — 98.2%
	Aerospace & Defense — 2.4%
241,000	L3Harris Technologies, Inc.	$53,077,840

	Air Freight & Logistics — 3.3%
411,000	United Parcel Service, Inc., Class B	74,843,100

	Banks — 2.1%
678,000	Citigroup, Inc.	47,582,040

	Beverages — 4.8%
839,000	Coca-Cola Co. (The)	44,022,330
419,000	PepsiCo, Inc.	63,021,790
		107,044,120

	Biotechnology — 2.9%
598,000	AbbVie, Inc.	64,506,260

	Capital Markets — 5.1%
186,000	Goldman Sachs Group, Inc. (The)	70,313,580
403,000	Northern Trust Corp.	43,447,430
		113,761,010

	Communications Equipment — 3.9%
868,000	Cisco Systems, Inc.	47,245,240
172,000	Motorola Solutions, Inc.	39,959,040
		87,204,280

	Consumer Finance — 3.9%
719,000	Discover Financial Services	88,329,150

	Diversified Telecommunication Services — 2.2%
903,000	Verizon Communications, Inc.	48,771,030

	Electronic Equipment, Instruments & Components — 2.5%
1,534,000	Corning, Inc.	55,975,660

	Equity Real Estate Investment Trusts (REITS) — 2.6%
331,000	Crown Castle International Corp.	57,368,920

	Food Products — 2.5%
709,000	Tyson Foods, Inc., Class A	55,968,460

	Health Care Equipment & Supplies — 6.7%
704,000	Abbott Laboratories	83,163,520
532,000	Medtronic PLC	66,686,200
		149,849,720

	Health Care Providers & Services — 7.0%
226,000	Anthem, Inc.	84,252,800
861,500	CVS Health Corp.	73,106,890
		157,359,690

	Hotels, Restaurants & Leisure — 4.1%
909,000	Restaurant Brands International, Inc.	55,621,710
335,000	Starbucks Corp.	36,953,850
		92,575,560

Shares		Fair Value
COMMON STOCKS — (continued)
	Industrial Conglomerates — 2.9%
306,000	Honeywell International, Inc.	$64,957,680

	Insurance — 5.7%
476,000	Chubb, Ltd	82,576,480
295,000	Marsh & McLennan Cos., Inc.	44,671,850
		127,248,330

	IT Services — 6.1%
289,000	Accenture PLC, Class A	92,456,880
570,000	Amdocs, Ltd.	43,154,700
		135,611,580

	Machinery — 2.8%
274,000	Cummins, Inc.	61,529,440

	Oil, Gas & Consumable Fuels — 5.0%
2,477,000	Cabot Oil & Gas Corp.	53,899,520
718,000	EOG Resources, Inc.	57,633,860
		111,533,380

	Pharmaceuticals — 6.1%
442,000	Johnson & Johnson	71,383,000
853,000	Merck & Co., Inc.	64,068,830
		135,451,830

	Professional Services — 1.6%
463,000	Booz Allen Hamilton Holding Corp.	36,739,050

	Semiconductors & Semiconductor Equipment — 4.1%
543,000	Analog Devices, Inc.	90,941,640

	Software — 4.3%
344,000	Microsoft Corp.	96,980,480

	Specialty Retail — 3.6%
246,000	Home Depot, Inc. (The)	80,751,960

	Total Common Stocks
	(Cost $1,361,476,885)	2,195,962,210

MONEY MARKET FUND — 1.8%
39,825,781	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(a)	39,825,781

	Total Money Market Fund
	(Cost $39,825,781)	39,825,781

Total Investments — 100.0%
(Cost $1,401,302,666)		2,235,787,991
Net Other Assets (Liabilities) — (0.0)%		(435,829)
NET ASSETS — 100.0%		$2,235,352,162

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

62

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS — 97.3%
	Australia — 4.7%
50,275	Australia & New Zealand Banking Group, Ltd.	$1,009,650
47,100	BlueScope Steel, Ltd.	682,460
3,200	Commonwealth Bank of Australia	237,473
825	Rio Tinto, Ltd.	58,733
28,300	Sonic Healthcare, Ltd.	817,847
334,725	South32, Ltd.	830,632
50,550	Suncorp Group, Ltd.	449,490
		4,086,285

	Austria — 2.2%
13,875	ANDRITZ AG	760,430
14,400	OMV AG	867,105
7,800	voestalpine AG	288,122
		1,915,657

	Belgium — 0.0%
875	Telenet Group Holding NV	33,409

	Denmark — 0.7%
3,750	Carlsberg A/S, Class B	611,787

	Finland — 3.1%
31,825	Fortum OYJ	966,401
24,600	Kesko OYJ, Class B	848,538
157,900	Nokia OYJ(a)	870,867
		2,685,806

	France — 11.7%
30,575	ArcelorMittal SA	935,981
22,350	AXA SA	619,391
19,000	Bouygues SA	785,980
4,550	Capgemini SE	943,564
14,625	Cie de Saint-Gobain	984,219
6,175	Cie Generale des Etablissements Michelin SCA	946,877
62,100	Credit Agricole SA	853,592
14,075	Danone SA	959,605
4,025	Eiffage SA.	406,795
8,225	Ipsen SA	783,761
14,025	Publicis Groupe SA	942,169
4,525	Sanofi	435,595
11,150	TotalEnergies SE	532,947
		10,130,476

	Germany — 9.0%
5,500	Bayerische Motoren Werke AG	522,385
6,625	Beiersdorf AG	714,838
13,925	Daimler AG	1,228,626
17,600	Deutsche Post AG	1,103,693
53,725	Deutsche Telekom AG	1,077,412
69,800	E.ON SE	851,958
18,800	Fresenius SE & Co. KGaA	899,865
2,025	HeidelbergCement AG	151,072
5,250	Henkel AG & Co. KGaA	451,632
2,700	Volkswagen AG	832,689
		7,834,170

Shares		Fair Value
COMMON STOCKS — (continued)
	Hong Kong — 3.3%
56,600	ASM Pacific Technology, Ltd.	$617,862
143,000	CK Asset Holdings, Ltd.	825,078
165,000	Henderson Land Development Co., Ltd.	630,039
66,000	Sun Hung Kai Properties, Ltd.	824,099
		2,897,078

	Israel — 1.4%
3,000	Check Point Software Technologies, Ltd.(a)	339,120
90,900	Teva Pharmaceutical Industries, Ltd., ADR(a)	885,366
		1,224,486

	Italy — 4.3%
61,050	CNH Industrial NV	1,026,193
67,550	Mediobanca Banca di Credito Finanziario SpA(a)	812,696
32,700	Poste Italiane SpA(b)	449,033
133,975	Snam SpA	741,135
103,075	Terna Rete Elettrica Nazionale SpA	731,503
		3,760,560

	Japan — 25.9%
18,800	Asahi Group Holdings, Ltd.	907,201
53,400	Astellas Pharma, Inc.	878,914
38,000	Brother Industries, Ltd.	836,199
146,300	Daiwa Securities Group, Inc.	852,745
15,400	Dentsu Group, Inc.	592,511
169,800	ENEOS Holdings, Inc.	689,788
4,800	Fujitsu, Ltd.	867,411
16,200	Hitachi, Ltd.	958,404
34,600	Iida Group Holdings Co., Ltd.	889,971
121,800	Inpex Corp.	948,376
43,500	Japan Tobacco, Inc.	852,350
29,600	KDDI Corp.	974,524
103,600	Marubeni Corp.	857,106
328,200	Mebuki Financial Group, Inc.	719,051
31,200	Mitsubishi Corp.	979,756
41,300	Mitsui & Co., Ltd.	903,107
61,580	Mizuho Financial Group, Inc.	871,182
9,800	Nippon Yusen KK	734,298
20,000	Otsuka Holdings Co., Ltd.	855,254
75,500	Renesas Electronics Corp.(a)	929,206
40,900	Seiko Epson Corp.	825,770
30,800	SUMCO Corp.	614,478
90,400	Sumitomo Chemical Co., Ltd.	469,199
54,600	Sumitomo Corp.	769,147
37,400	Sumitomo Dainippon Pharma Co., Ltd.	668,489
28,800	Sumitomo Mitsui Financial Group, Inc.	1,013,166
3,500	Suntory Beverage & Food, Ltd.	145,094
17,400	Toyota Tsusho Corp.	730,685
39,900	Yamada Holdings Co., Ltd.	167,563
		22,500,945

	Netherlands — 4.5%
58,125	ABN AMRO Bank NV(a)(b)	838,591
70,600	ING Groep NV	1,026,419

See accompanying Notes to the Financial Statements.

63

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)

	Netherlands — (continued)
8,725	Koninklijke Ahold Delhaize NV	$290,526
18,375	NN Group NV	962,524
11,800	Randstad NV	794,460
		3,912,520

	Norway — 1.0%
38,975	DNB Bank ASA	886,084

	Spain — 1.9%
65,425	Repsol SA	854,029
177,150	Telefonica SA	831,290
		1,685,319

	Sweden — 4.4%
28,775	Electrolux AB, Class B	664,810
42,575	Investor AB, Class B	915,549
44,225	Securitas AB, Class B	699,976
29,350	Skanska AB, Class B	736,321
36,650	Volvo AB, Class B	818,266
		3,834,922

	Switzerland — 7.5%
3,625	Adecco Group AG	181,633
9,775	Cie Financiere Richemont SA	1,013,493
15,450	Holcim, Ltd.	744,458
20,125	Novartis AG	1,650,234
3,250	Roche Holding AG	1,274,788
2,875	Swatch Group AG (The)	750,035
10,325	Swiss Re AG	881,241
		6,495,882

	United Kingdom — 11.7%
28,525	Anglo American PLC	999,763
152,800	Aviva PLC	809,821
83,900	Barratt Developments PLC	741,658
8,875	BHP Group PLC	223,600
15,050	Entain PLC(a)	429,852
110,050	Evraz PLC	873,137
41,850	Imperial Brands PLC	875,362
212,050	J Sainsbury PLC	812,742
184,675	Kingfisher PLC	833,600
238,675	Legal & General Group PLC	896,723
255,975	M&G PLC	699,377
14,725	Rio Tinto PLC	965,255
4,200	Unilever PLC	227,381
60,700	WPP PLC	813,232
		10,201,503

	Total Common Stocks
	(Cost $77,629,209)	84,696,889

Shares		Fair Value
PREFERRED STOCKS — 1.1%

	Germany — 1.1%
4,400	Volkswagen AG	$980,772

	Total Preferred Stocks
	(Cost $828,282)	980,772

MONEY MARKET FUND — 0.3%
	United States — 0.3%
259,321	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(c)	259,321

	Total Money Market Fund
	(Cost $259,321)	259,321

Total Investments — 98.7%
(Cost $78,716,812)		85,936,982
Net Other Assets (Liabilities) — 1.2%		1,005,099
NET ASSETS - 100.0%		$86,942,081

(a)	Represents non-income producing security.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. Sterling Capital Management LLC (the “Advisor”), using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	Represents the current yield as of report date.

ADR American Depositary Receipt

Continued

64

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Industry	Percentage of net assets
Air Freight & Logistics	1.3%
Auto Components	1.1%
Automobiles	4.1%
Banks	9.5%
Beverages	1.9%
Building Products	1.1%
Capital Markets	1.0%
Chemicals	0.5%
Commercial Services & Supplies	0.8%
Communications Equipment	1.0%
Construction & Engineering	2.2%
Construction Materials	1.0%
Diversified Financial Services	1.9%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.0%
Food & Staples Retailing	2.2%
Food Products	1.1%
Gas Utilities	0.9%
Health Care Providers & Services	2.0%
Hotels, Restaurants & Leisure	0.4%
Household Durables	2.7%
Household Products	0.5%
Industrial Conglomerates	1.1%
Insurance	5.8%
IT Services	2.1%
Machinery	3.0%
Marine	0.8%
Media	2.7%
Metals & Mining	6.6%
Money Market Fund	0.3%
Multi-Utilities	1.0%
Oil, Gas & Consumable Fuels	4.5%
Personal Products	1.1%
Pharmaceuticals	8.5%
Professional Services	1.1%
Real Estate Management & Development	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Software	0.4%
Specialty Retail	1.2%
Technology Hardware, Storage & Peripherals	1.9%
Textiles, Apparel & Luxury Goods	2.0%
Tobacco	2.0%
Trading Companies & Distributors	4.9%
Wireless Telecommunication Services	1.1%
98.7%

Continued

65

Sterling Capital SMID Opportunities Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS — 97.6%
	Auto Components — 4.0%
1,558	Aptiv PLC(a)	$232,095
6,655	Gentex Corp.	219,482
		451,577

	Capital Markets — 3.3%
1,440	Morningstar, Inc.	373,003

	Chemicals — 3.1%
3,763	FMC Corp.	344,540

	Commercial Services & Supplies — 5.0%
4,442	Waste Connections, Inc.	559,381

	Communications Equipment — 3.7%
2,060	F5 Networks, Inc.(a)	409,487

	Consumer Finance — 3.3%
21,108	SLM Corp.	371,501

	Containers & Packaging — 4.6%
5,680	Ball Corp.	511,029

	Entertainment — 1.1%
766	Take-Two Interactive Software, Inc.(a)	118,018

	Equity Real Estate Investment Trusts (REITS) — 3.4%
12,790	Healthcare Realty Trust, Inc.	380,886

	Health Care Equipment & Supplies — 8.3%
5,469	Hologic, Inc.(a)	403,667
1,407	Teleflex, Inc.	529,806
		933,473

	Health Care Providers & Services — 5.8%
3,942	Centene Corp.(a)	245,626
2,900	Universal Health Services, Inc., Class B	401,273
		646,899

	Household Durables — 1.5%
35	NVR, Inc.(a)	167,793

	Independent Power and Renewable Electricity Producers — 4.2%
6,229	NextEra Energy Partners L.P.	469,417

	Insurance — 3.9%
2,906	Arthur J Gallagher & Co.	431,977

	IT Services — 22.4%
3,138	Akamai Technologies, Inc.(a)	328,203
5,615	Amdocs, Ltd.	425,112
621	Broadridge Financial Solutions, Inc.	103,484
5,120	Fiserv, Inc.(a)	555,520
8,389	Genpact, Ltd.	398,561
3,074	Global Payments, Inc.	484,401
15,264	Rackspace Technology, Inc.(a)	217,054
		2,512,335

Shares		Fair Value
COMMON STOCKS — (continued)
	Machinery — 4.0%
12,022	Evoqua Water Technologies Corp.(a)	$451,546

	Media — 1.8%
114	Cable One, Inc.	206,697

	Oil, Gas & Consumable Fuels — 2.6%
1,774	Pioneer Natural Resources Co.	295,389

	Professional Services — 4.9%
4,870	TransUnion	546,950

	Real Estate Management & Development — 1.7%
1,040	FirstService Corp.	187,699

	Software — 3.4%
1,537	Black Knight, Inc.(a)	110,664
2,282	PTC, Inc.(a)	273,361
		384,025

	Specialty Retail — 1.6%
1,431	CarMax, Inc.(a)	183,111

	Total Common Stocks
	(Cost $7,523,296)	10,936,733

MONEY MARKET FUND — 2.4%
264,892	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	264,892

	Total Money Market Fund
	(Cost $264,892)	264,892

Total Investments — 100.0%
(Cost $7,788,188)		11,201,625
Net Other Assets (Liabilities) — (0.0)%		(2,455)
NET ASSETS — 100.0%		$11,199,170

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

66

Sterling Capital Stratton Mid Cap Value Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS — 98.1%
	Auto Components — 2.2%
19,540	Magna International, Inc.	$1,470,189

	Banks — 8.6%
18,700	East West Bancorp, Inc.	1,449,998
8,100	First Republic Bank	1,562,328
55,700	Huntington Bancshares, Inc.	861,122
37,700	KeyCorp	815,074
12,100	Wintrust Financial Corp.	972,477
		5,660,999

	Building Products — 2.5%
8,400	Carlisle Cos., Inc.	1,669,836

	Capital Markets — 2.9%
7,200	Ameriprise Financial, Inc.	1,901,664

	Chemicals — 2.2%
15,700	Westlake Chemical Corp.	1,430,898

	Communications Equipment — 1.1%
14,500	Ciena Corp.(a)	744,575

	Construction & Engineering — 1.8%
13,900	MasTec, Inc.(a)	1,199,292

	Containers & Packaging — 5.5%
9,100	Avery Dennison Corp.	1,885,611
29,100	Berry Global Group, Inc.(a)	1,771,608
		3,657,219

	Electronic Equipment, Instruments &Components — 4.7%
10,500	Arrow Electronics, Inc.(a)	1,179,045
10,500	CDW Corp.	1,911,210
		3,090,255

	Entertainment — 3.2%
12,700	Activision Blizzard, Inc.	982,853
7,300	Take-Two Interactive Software, Inc.(a)	1,124,711
		2,107,564

	Equity Real Estate Investment Trusts (REITS) — 9.1%
29,600	Americold Realty Trust	859,880
6,900	Digital Realty Trust, Inc.	996,705
9,700	EastGroup Properties, Inc.	1,616,311
29,000	Hudson Pacific Properties, Inc.	761,830
9,500	Mid-America Apartment Communities, Inc.	1,774,125
		6,008,851

	Food & Staples Retailing — 3.8%
6,900	Casey's General Stores, Inc.	1,300,305
25,300	Performance Food Group Co.(a)	1,175,438
		2,475,743

Shares		Fair Value
COMMON STOCKS — (continued)
	Food Products — 1.4%
15,100	Lamb Weston Holdings, Inc.	$926,687

	Gas Utilities — 4.5%
21,800	Southwest Gas Holdings, Inc.	1,457,984
35,000	UGI Corp.	1,491,700
		2,949,684

	Health Care Equipment & Supplies — 3.6%
3,400	Becton Dickinson & Co.	835,788
10,400	Zimmer Biomet Holdings, Inc.	1,522,144
		2,357,932

	Hotels, Restaurants & Leisure — 1.1%
10,000	Penn National Gaming, Inc.(a)	724,600

	Household Durables — 1.4%
19,700	PulteGroup, Inc.	904,624

	Insurance — 7.1%
8,300	American Financial Group, Inc.	1,044,389
22,300	First American Financial Corp.	1,495,215
12,200	Globe Life, Inc.	1,086,166
8,300	Hanover Insurance Group, Inc. (The)	1,075,846
		4,701,616
	IT Services — 2.0%
12,000	Fiserv, Inc.(a)	1,302,000

	Leisure Products — 1.8%
10,000	Polaris, Inc.	1,196,600

	Life Sciences Tools & Services — 9.1%
7,900	ICON PLC(a)	2,069,958
4,610	Medpace Holdings, Inc.(a)	872,581
10,100	PerkinElmer, Inc.	1,750,229
2,300	Thermo Fisher Scientific, Inc.	1,314,059
		6,006,827

	Machinery — 2.6%
16,500	Oshkosh Corp.	1,689,105

	Oil, Gas & Consumable Fuels — 3.6%
46,700	Cabot Oil & Gas Corp.	1,016,192
19,300	Phillips 66	1,351,579
		2,367,771

	Professional Services — 2.7%
6,800	CACI International, Inc., Class A(a)	1,782,280

	Real Estate Management & Development — 1.4%
10,200	Howard Hughes Corp. (The)(a)	895,662

	Semiconductors & Semiconductor Equipment — 2.7%
10,900	Skyworks Solutions, Inc.	1,796,102

	Software — 2.4%
21,000	Dropbox, Inc., Class A(a)	613,620

See accompanying Notes to the Financial Statements.

67

Sterling Capital Stratton Mid Cap Value Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
COMMON STOCKS — (continued)
	Software — (continued)
7,900	PTC, Inc.(a)	$946,341
		1,559,961

	Trading Companies & Distributors — 3.1%
5,800	United Rentals, Inc.(a)	2,035,394

	Total Common Stocks
	(Cost $33,026,797)	64,613,930

MONEY MARKET FUND — 1.9%
1,255,852	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	1,255,852

	Total Money Market Fund
	(Cost $1,255,852)	1,255,852

Total Investments — 100.0%
(Cost $34,282,649)		65,869,782
Net Other Assets (Liabilities) — 0.0%		4,889
NET ASSETS — 100.0%		$65,874,671

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

68

Sterling Capital Stratton Real Estate Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS — 99.1%
	Health Care — 8.7%
109,500	Medical Properties Trust, Inc.	$2,197,665
42,000	Ventas, Inc.	2,318,820
47,200	Welltower, Inc.	3,889,280
		8,405,765

	Hotel & Resort — 3.3%
150,000	DiamondRock Hospitality Co.(a)	1,417,500
22,000	Ryman Hospitality Properties, Inc.(a)	1,841,400
		3,258,900

	Industrial — 15.1%
50,000	Americold Realty Trust	1,452,500
55,300	Duke Realty Corp.	2,647,211
12,500	EastGroup Properties, Inc.	2,082,875
41,100	First Industrial Realty Trust, Inc.	2,140,488
6,000	Innovative Industrial Properties, Inc.	1,387,020
39,575	Prologis, Inc.	4,963,892
		14,673,986

	Office — 6.2%
16,300	Alexandria Real Estate Equities, Inc.	3,114,441
33,000	Highwoods Properties, Inc.	1,447,380
55,500	Hudson Pacific Properties, Inc.	1,457,985
		6,019,806

	Real Estate Development — 1.5%
16,100	Howard Hughes Corp. (The)(a)	1,413,741

	Residential — 16.8%
34,800	American Campus Communities, Inc.	1,686,060
11,100	Essex Property Trust, Inc.	3,549,114
95,300	Invitation Homes, Inc.	3,652,849
19,000	Mid-America Apartment Communities, Inc.	3,548,250
72,300	UDR, Inc.	3,830,454
		16,266,727

	Retail — 8.5%
114,500	Kite Realty Group Trust	2,331,220
40,350	National Retail Properties, Inc.	1,742,717
67,000	NETSTREIT Corp.	1,584,550
90,850	Retail Opportunity Investments Corp.	1,582,607
81,000	Retail Properties of America, Inc., Class A	1,043,280
		8,284,374

	Specialized — 39.0%
32,000	American Tower Corp.	8,493,120
34,000	Crown Castle International Corp.	5,892,880
57,200	CubeSmart	2,771,340
28,000	Digital Realty Trust, Inc.	4,044,600
8,700	Equinix, Inc.	6,874,131
24,950	Life Storage, Inc.	2,862,763
44,900	MGM Growth Properties, LLC, Class A	1,719,670
28,000	PotlatchDeltic Corp.	1,444,240

Shares		Fair Value
COMMON STOCKS — (continued)
	Specialized — (continued)
11,100	SBA Communications Corp.	$3,669,327
		37,772,071

	Total Common Stocks
	(Cost $48,415,731)	96,095,370

MONEY MARKET FUND — 0.9%
888,175	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	888,175

	Total Money Market Fund
	(Cost $888,175)	888,175

Total Investments — 100.0%
(Cost $49,303,906)		96,983,545
Net Other Assets (Liabilities) — 0.0%		8,391
NET ASSETS — 100.0%		$96,991,936

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

69

Sterling Capital Stratton Small Cap Value Fund

Schedule of Portfolio Investments

September 30, 2021

Shares		Fair Value
COMMON STOCKS — 98.4%
	Aerospace & Defense — 2.2%
150,095	Moog, Inc., Class A	$11,441,742

	Auto Components — 1.1%
63,000	Dorman Products, Inc.(a)	5,964,210

	Banks — 21.5%
220,670	Community Bank System, Inc.	15,098,241
185,803	First Horizon Corp.	3,026,731
293,200	First Midwest Bancorp, Inc.	5,573,732
274,090	Glacier Bancorp, Inc.	15,170,882
65,190	Signature Bank	17,749,933
23,650	SVB Financial Group(a)	15,298,712
345,861	Umpqua Holdings Corp.	7,003,685
147,540	United Bankshares, Inc.	5,367,505
237,510	Webster Financial Corp.	12,934,795
185,600	Wintrust Financial Corp.	14,916,672
		112,140,888

	Capital Markets — 1.9%
66,510	Affiliated Managers Group, Inc.	10,048,996

	Chemicals — 3.5%
387,807	Avient Corp.	17,974,855

	Construction & Engineering — 3.6%
219,830	MasTec, Inc.(a)	18,966,932

	Consumer Finance — 1.0%
125,000	PROG Holdings, Inc.	5,251,250

	Electric Utilities — 2.2%
243,130	Portland General Electric Co.	11,424,679

	Electrical Equipment — 2.6%
183,090	EnerSys	13,629,220

	Electronic Equipment, Instruments & Components — 3.4%
198,368	Belden, Inc.	11,556,920
58,200	ePlus, Inc.(a)	5,971,902
		17,528,822

	Entertainment — 1.8%
61,830	Take-Two Interactive Software, Inc.(a)	9,526,148

	Equity Real Estate Investment Trusts (REITS) — 9.2%
161,840	American Campus Communities, Inc.	7,841,148
318,263	First Industrial Realty Trust, Inc.	16,575,137
234,804	Highwoods Properties, Inc.	10,298,503
439,360	Medical Properties Trust, Inc.	8,817,955
60,617	SL Green Realty Corp.	4,294,108
		47,826,851

	Food & Staples Retailing — 7.0%
243,220	BJ's Wholesale Club Holdings, Inc.(a)	13,357,642
81,000	Casey's General Stores, Inc.	15,264,450

Shares		Fair Value
COMMON STOCKS — (continued)
	Food & Staples Retailing — (continued)
164,860	Performance Food Group Co.(a)	$7,659,396
		36,281,488

	Gas Utilities — 2.1%
160,740	Southwest Gas Holdings, Inc.	10,750,291

	Health Care Equipment & Supplies — 3.7%
45,933	West Pharmaceutical Services, Inc.	19,500,396

	Household Durables — 2.5%
170,500	Ethan Allen Interiors, Inc.	4,040,850
90,650	Meritage Homes Corp.(a)	8,793,050
		12,833,900

	Insurance — 6.1%
120,260	Hanover Insurance Group, Inc. (The)	15,588,101
213,730	Selective Insurance Group, Inc.	16,143,027
		31,731,128

	Machinery — 6.6%
187,670	Crane Co.	17,792,993
164,570	Oshkosh Corp.	16,847,031
		34,640,024

	Professional Services — 3.2%
63,250	CACI International, Inc., Class A(a)	16,577,825

	Semiconductors & Semiconductor Equipment — 6.8%
438,547	ON Semiconductor Corp.(a)	20,072,296
92,644	Qorvo, Inc.(a)	15,489,151
		35,561,447

	Software — 2.4%
106,317	PTC, Inc.(a)	12,735,713

	Specialty Retail — 0.3%
30,000	TravelCenters of America, Inc.(a)	1,493,700

	Trading Companies & Distributors — 3.7%
10,000	Herc Holdings, Inc.(a)	1,634,600
50,351	United Rentals, Inc.(a)	17,669,676
		19,304,276

	Total Common Stocks
	(Cost $155,812,613)	513,134,781

See accompanying Notes to the Financial Statements.

70

Sterling Capital Stratton Small Cap Value Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Shares		Fair Value
MONEY MARKET FUND — 1.6%
8,264,134	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(b)	$8,264,134

	Total Money Market Fund
	(Cost $8,264,134)	8,264,134

Total Investments — 100.0%
(Cost $164,076,747)		521,398,915
Net Other Assets (Liabilities) — 0.0%		124,846
NET ASSETS — 100.0%		$521,523,761

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

71

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 20.1%
$38,223	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.690%, 6/19/23	$38,368
15,632	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.260%, 1/18/24	15,656
562,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	569,166
350,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.320%, 7/18/25	357,743
273,148	ARI Fleet Lease Trust, Series 2018-A, Class A3, 2.840%, 10/15/26(a)	273,964
124,255	ARI Fleet Lease Trust, Series 2018-B, Class A2, 3.220%, 8/16/27(a)	124,628
235,000	ARI Fleet Lease Trust, Series 2018-B, Class A3, 3.430%, 8/16/27(a)	238,419
410,911	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(a)	413,857
116,667	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-2A, Class A, 2.720%, 11/20/22(a)	116,900
525,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2018-1A, Class A, 3.700%, 9/20/24(a)	553,366
450,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.450%, 3/20/23(a)	453,559
30,014	CarMax Auto Owner Trust, Series 2018-4, Class A3, 3.360%, 9/15/23	30,339
305,924	Chesapeake Funding II, LLC, Series 2018- 2A, Class A1, 3.230%, 8/15/30(a)	306,922
282,637	Chesapeake Funding II, LLC, Series 2019- 1A, Class A1, 2.940%, 4/15/31(a)	286,315
354,949	Chesapeake Funding II, LLC, Series 2020- 1A, Class A1, 0.870%, 8/16/32(a)	356,803
7,733	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.904%, 6/25/37	7,804
90,043	Enterprise Fleet Financing, LLC, Series 2019-3, Class A2, 2.060%, 5/20/25(a)	91,067
62,454	GreatAmerica Leasing Receivables Funding, LLC, Series 2018-1, Class A4, 2.830%, 6/17/24(a)	62,609
48,736	GreatAmerica Leasing Receivables Funding, LLC, Series 2020-1, Class A2, 1.760%, 6/15/22(a)	48,830
350,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2020-1, Class A4, 1.850%, 2/16/26(a)	358,730
330,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(a)	329,248

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$125,650	Nissan Auto Receivables Owner Trust, Series 2018-B, Class A3, 3.060%, 3/15/23	$126,265
41,517	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/24	41,931
57,018	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/28(a)	57,089
111,568	OneMain Financial Issuance Trust, Series 2016-3A, Class A, 3.830%, 6/18/31(a)	112,243
193,907	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/29(a)	194,395
224,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/33(a)	233,469
200,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	206,724
390,000	Santander Consumer Auto Receivables Trust 2020-B, Series 2020-BA, Class A3, 0.460%, 8/15/24(a)	390,453
400,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	400,908
375,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class B, 0.600%, 12/15/25	375,413
16,031	SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.060%, 5/15/46(a)	16,061
13,048	SoFi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.936%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	13,067
129,894	Wheels SPV 2, LLC, Series 2018-1A, Class A3, 3.240%, 4/20/27(a)	130,476
45,644	Wheels SPV 2, LLC, Series 2019-1A, Class A2, 2.300%, 5/22/28(a)	45,872
300,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(a)	305,318
16,552	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/23	16,575
290,000	World Omni Select Auto Trust, Series 2021-A, Class A2, 0.290%, 2/18/25	289,962

	Total Asset Backed Securities
	(Cost $7,999,416)	7,990,514

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
8,464	Freddie Mac, Series 3959, Class PN, 2.000%, 1/15/26	8,465
96,531	Freddie Mac, Series 4022, Class AH, 1.500%, 12/15/25	96,587
70,206	Freddie Mac, Series 4172, Class PB, 1.500%, 7/15/40	70,644

	Total Collateralized Mortgage Obligations
	(Cost $175,053)	175,696

See accompanying Notes to the Financial Statements.

72

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.8%
$300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.371%, 9/10/46(c)	$319,481
25,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/46	26,644
300,930	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	303,333
370,290	COMM 2012-CCRE2 Mortgage Trust, Series 2012-CR2, Class A4, 3.147%, 8/15/45	374,357
299,231	COMM 2012-CCRE3 Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	303,409
270,000	COMM 2013-CCRE10 Mortgage Trust, Series 2013-CR10, Class A4, 4.210%, 8/10/46(c)	285,583
175,000	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	185,844
350,000	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(c)	373,814
371,000	COMM 2013-CCRE6 Mortgage Trust, Series 2013-CR6, Class A4, 3.101%, 3/10/46	377,229
350,000	COMM 2013-CCRE8 Mortgage Trust, Series 2013-CR8, Class A5, 3.612%, 6/10/46(c)	364,963
20,871	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.928%, 2/10/47	20,654
34,271	COMM 2015-CCRE22 Mortgage Trust, Series 2015-CR22, Class A2, 2.856%, 3/10/48	34,282
46,451	COMM 2015-CCRE23 Mortgage Trust, Series 2015-CR23, Class A2, 2.852%, 5/10/48	46,988
350,000	GS Mortgage Securities Trust, Series 2013- GC16, Class A4, 4.271%, 11/10/46.	372,473
367,000	GS Mortgage Securities Trust 2013-GCJ12, Series 2013-GC12, Class A4, 3.135%, 6/10/46	380,136
350,000	GS Mortgage Securities Trust 2013-GCJ14, Series 2013-GC14, Class A5, 4.243%, 8/10/46	370,116
300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	319,306
188,000	OPG Trust, Series 2021-PORT, Class C, 0.932%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(b)	186,436

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$263,585	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	$267,755
300,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.850%, 12/10/45	305,620
190,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.875%, 12/15/45	193,686
320,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	323,583
25,000	WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4, 3.001%, 5/15/45	25,705
121,184	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/47	120,190

	Total Commercial Mortgage-Backed Securities
	(Cost $5,938,915)	5,881,587

CORPORATE BONDS — 61.5%
	Aerospace & Defense — 0.9%
350,000	Boeing Co. (The), 4.508%, 5/1/23	369,740

	Automobiles — 2.3%
250,000	Ford Motor Credit Co., LLC, 3.813%, 10/12/21	250,125
300,000	Ford Motor Credit Co., LLC, 5.596%, 1/7/22	303,585
150,000	General Motors Financial Co., Inc., 1.683%, (LIBOR USD 3-Month plus 1.55%), 1/14/22(b)	150,553
200,000	Toyota Industries Corp., 3.110%, 3/12/22(a)	202,069
		906,332

	Banks — 13.7%
250,000	Bank of America Corp., MTN, 2.503%, 10/21/22	250,267
350,000	Bank of Nova Scotia (The), 0.330%, (SOFR plus 0.28%), 6/23/23(b)	350,310
325,000	Barclays PLC, 4.610%, (LIBOR USD 3-Month plus 1.40%), 2/15/23(d)	329,986
200,000	BNP Paribas SA, 2.950%, 5/23/22(a)	203,426
250,000	BPCE SA, 1.351%, (LIBOR USD 3-Month plus 1.22%), 5/22/22(a)(b)	251,777
400,000	Citigroup, Inc., 3.142%, (LIBOR USD 3-Month plus 0.72%), 1/24/23(d)	403,351
250,000	Credit Agricole SA, 1.549%, (LIBOR USD 3-Month plus 1.43%), 1/10/22(a)(b)	250,955
300,000	Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 9/15/22	309,816

Continued

73

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$200,000	Federation des Caisses Desjardins du Quebec, 0.481%, (SOFR plus 0.43%), 5/21/24(a)(b)	$200,426
200,000	Fifth Third Bank N.A., BKNT, 0.766%, (LIBOR USD 3-Month plus 0.64%), 2/1/22(b)	200,432
525,000	Goldman Sachs Group, Inc. (The), 0.881%, (LIBOR USD 3-Month plus 0.75%), 2/23/23(b)	529,125
100,000	Huntington Bancshares, Inc., 2.300%, 1/14/22	100,414
365,000	JPMorgan Chase & Co., 2.776%, (LIBOR USD 3-Month plus 0.94%), 4/25/23(d)	369,890
350,000	KeyBank N.A., BKNT, 0.370%, (SOFR plus 0.32%), 6/14/24(b)	351,314
325,000	Lloyds Banking Group PLC, 1.326%, (1-Year Treasury Constant Maturity plus 1.10%), 6/15/23(c)	327,007
250,000	Morgan Stanley, MTN, 2.625%, 11/17/21	250,717
250,000	NatWest Markets PLC, 1.712%, (SOFR plus 1.66%), 9/29/22(a)(b)	253,787
250,000	NatWest Markets PLC, 3.625%, 9/29/22(a)	258,250
250,000	PNC Bank N.A., BKNT, 0.629%, (LIBOR USD 3-Month plus 0.50%), 7/27/22(b)	250,958
		5,442,208

	Chemicals — 2.2%
160,000	FMC Corp., 3.950%, 2/1/22	160,456
350,000	International Flavors & Fragrances, Inc., 0.697%, 9/15/22(a)	351,028
80,000	Westlake Chemical Corp., 0.875%, 8/15/24	80,103
275,000	Westlake Chemical Corp., 3.600%, 7/15/22	279,570
		871,157

	Commercial Services — 0.3%
100,000	ERAC USA Finance, LLC, 2.600%, 12/1/21(a)	100,176

	Construction Materials — 1.4%
183,000	Koppers, Inc., 6.000%, 2/15/25(a)	187,117
350,000	Martin Marietta Materials, Inc., 0.650%, 7/15/23	350,655
		537,772

	Diversified Financial Services — 6.5%
200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/23	206,083
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/1/22	151,256
225,000	Air Lease Corp., 3.500%, 1/15/22	226,944
283,000	Ally Financial, Inc., 4.125%, 2/13/22	286,730
300,000	Ares Capital Corp., 3.625%, 1/19/22	301,977
300,000	Capital One Financial Corp., 0.849%, (LIBOR USD 3-Month plus 0.72%), 1/30/23(b)	302,390

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — (continued)
$290,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	$302,119
83,000	Discover Financial Services, 5.200%, 4/27/22	85,191
175,000	OneMain Finance Corp., 6.125%, 3/15/24	186,988
300,000	Park Aerospace Holdings, Ltd., 5.250%, 8/15/22(a)	310,779
200,000	Siemens Financieringsmaatschappij NV, 0.728%, (LIBOR USD 3-Month plus 0.61%), 3/16/22(a)(b)	200,550
		2,561,007

	Diversified Telecommunication Services — 1.5%
350,000	America Movil SAB de CV, 3.125%, 7/16/22	357,352
250,000	T-Mobile USA, Inc., 4.000%, 4/15/22	252,917
		610,269

	Electric Utilities — 3.7%
260,000	Consumers Energy Co., 0.350%, 6/1/23	259,835
250,000	Dominion Energy, Inc., Series B, 2.750%, 9/15/22	254,362
350,000	Duke Energy Progress, LLC, Series A, 0.305%, (LIBOR USD 3-Month plus 0.18%), 2/18/22(b)	350,007
300,000	Entergy Louisiana, LLC, 0.950%, 10/1/24	300,059
200,000	Exelon Corp., 3.497%, 6/1/22	203,495
120,000	Florida Power & Light Co., 0.300%, (SOFR plus 0.25%), 5/10/23(b)	120,016
		1,487,774

	Electrical Equipment — 1.2%
130,000	Carlisle Cos., Inc., 0.550%, 9/1/23	129,934
61,000	Honeywell International, Inc., 0.483%, 8/19/22	61,008
300,000	Roper Technologies, Inc., 0.450%, 8/15/22	300,484
		491,426

	Energy Equipment & Services — 7.0%
200,000	Enbridge, Inc., 0.625%, (LIBOR USD 3-Month plus 0.50%), 2/18/22(b)	200,366
300,000	Energy Transfer L.P./Regency Energy Finance Corp., 5.000%, 10/1/22	309,488
300,000	Enterprise Products Operating, LLC, 3.500%, 2/1/22	303,171
300,000	Kinder Morgan, Inc., 3.150%, 1/15/23	309,797
225,000	Midwest Connector Capital Co., LLC, 3.625%, 4/1/22(a)	227,665
300,000	MPLX L.P., 3.375%, 3/15/23	311,088
200,000	ONEOK, Inc., 4.250%, 2/1/22	200,575
300,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.650%, 6/1/22	303,946
250,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	262,826
100,000	Williams Cos., Inc. (The), 3.600%, 3/15/22	100,906

Continued

74

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy Equipment & Services — (continued)
$250,000	Williams Cos., Inc. (The), 3.700%, 1/15/23	$258,191
		2,788,019

	Equity Real Estate Investment Trusts (REITS) — 2.9%
265,000	American Tower Corp., 4.700%, 3/15/22	270,110
250,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	258,374
205,000	Public Storage, 0.520%, (SOFR plus 0.47%), 4/23/24(b)	205,313
225,000	SBA Tower Trust, 3.869%, 10/8/24(a)	235,007
179,000	Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	187,768
		1,156,572

	Food & Staples Retailing — 0.3%
119,000	Smithfield Foods, Inc., 3.350%, 2/1/22(a)	119,678

	Health Care Equipment & Services — 1.4%
250,000	HCA, Inc., 4.750%, 5/1/23	265,616
300,000	Humana, Inc., 0.650%, 8/3/23	300,191
		565,807

	Health Care Providers & Services — 0.8%
300,000	AbbVie, Inc., 3.450%, 3/15/22	302,670

	Insurance — 3.8%
350,000	Athene Global Funding, 3.000%, 7/1/22(a)	357,014
100,000	Brighthouse Financial Global Funding, 0.600%, 6/28/23(a)	100,064
75,000	Brighthouse Financial Global Funding, 0.810%, (SOFR plus 0.76%), 4/12/24(a) (b)	75,528
290,000	Fidelity National Financial, Inc., 5.500%, 9/1/22	303,452
165,000	Guardian Life Global Funding, 1.950%, 10/27/21(a)	165,202
175,000	Principal Life Global Funding II, 2.375%, 11/21/21(a)	175,494
325,000	Reliance Standard Life Global Funding II, 2.625%, 7/22/22(a)	331,183
		1,507,937

	Media — 1.5%
300,000	Charter Communications Operating, LLC/ Charter Communications Operating Capital, 4.464%, 7/23/22	307,625
280,000	Interpublic Group of Cos., Inc. (The), 3.750%, 10/1/21	280,000
		587,625

	Metals & Mining — 1.2%
175,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	180,548
100,000	Glencore Finance Canada, Ltd., 4.950%, 11/15/21(a)	100,328
200,000	Nucor Corp., 4.125%, 9/15/22	205,227
		486,103

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Oil, Gas & Consumable Fuels — 2.8%
$250,000	CenterPoint Energy Resources Corp., 0.700%, 3/2/23	$250,013
160,000	Diamondback Energy, Inc., 0.900%, 3/24/23	159,942
145,000	Range Resources Corp., 5.000%, 3/15/23	150,438
300,000	Schlumberger Investment SA, 2.400%, 8/1/22(a)	303,694
250,000	Southern California Gas Co., 0.466%, (LIBOR USD 3-Month plus 0.35%), 9/14/23(b)	250,090
		1,114,177

	Road & Rail — 1.3%
375,000	Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.375%, 2/1/22(a)	376,798
125,000	Ryder System, Inc., MTN, 2.800%, 3/1/22	126,026
		502,824

	Semiconductors & Semiconductor Equipment — 0.9%
90,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.000%, 1/15/22	90,442
250,000	Microchip Technology, Inc., 4.333%, 6/1/23	264,212
		354,654

	Software — 1.3%
225,000	Dell International, LLC/EMC Corp., 5.450%, 6/15/23	241,526
275,000	VMware, Inc., 0.600%, 8/15/23	275,326
		516,852

	Specialty Retail — 1.2%
300,000	7-Eleven, Inc., 0.625%, 2/10/23(a)	300,033
161,000	Nordstrom, Inc., 2.300%, 4/8/24	161,009
		461,042

	Telecommunication Services — 1.0%
250,000	AT&T, Inc., 0.690%, (SOFR plus 0.64%), 3/25/24(b)	250,455
160,000	Verizon Communications, Inc., 1.118%, (LIBOR USD 3-Month plus 1.00%), 3/16/22(b)	160,699
		411,154

	Tobacco — 0.4%
150,000	BAT Capital Corp., 1.005%, (LIBOR USD 3-Month plus 0.88%), 8/15/22(b)	150,818

	Total Corporate Bonds
	(Cost $24,387,512)	24,403,793

Continued

75

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — 1.3%
	Illinois — 0.7%
$275,000	Chicago O'Hare International Airport, IL, Refunding, Taxable Revenue Bonds, Series D, 0.959%, 1/1/23	$276,925

	Pennsylvania — 0.6%
250,000	Allegheny County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., Series C79, 0.573%, 11/1/22	250,980

	Total Municipal Bonds
	(Cost $525,000)	527,905

Shares
MONEY MARKET FUND — 5.3%
2,103,491	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(e)	2,103,491

	Total Money Market Fund
	(Cost $2,103,491)	2,103,491

Total Investments — 103.5%
(Cost $41,129,387)		41,082,986
Net Other Assets (Liabilities) — (3.5)%		(1,371,847)
NET ASSETS — 100.0%		$39,711,139

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	Represents the current yield as of report date.

BKNT	Bank Note
G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

76

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 15.5%
$879,423	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.600%, 9/18/23	$884,052
1,290,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/24	1,326,597
815,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.130%, 2/18/25	825,392
643,503	ARI Fleet Lease Trust, Series 2019-A, Class A2A, 2.410%, 11/15/27(a)	648,115
770,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(a)	785,975
1,387,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(a)	1,431,905
1,250,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A4, 1.960%, 2/18/25	1,276,615
1,110,000	CarMax Auto Owner Trust, Series 2020-3, Class A4, 0.770%, 3/16/26	1,117,278
815,000	Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/26	814,214
513,515	Chesapeake Funding II, LLC, Series 2018- 2A, Class A1, 3.230%, 8/15/30(a)	515,191
428,228	Chesapeake Funding II, LLC, Series 2018- 3A, Class A1, 3.390%, 1/15/31(a)	436,932
342,590	Chesapeake Funding II, LLC, Series 2019- 1A, Class A1, 2.940%, 4/15/31(a)	347,049
631,808	Chesapeake Funding II, LLC, Series 2020- 1A, Class A1, 0.870%, 8/16/32(a)	635,109
1,312,811	Chesapeake Funding II, LLC, Series 2021- 1A, Class A1, 0.470%, 4/15/33(a)	1,313,098
6,069	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.904%, 6/25/37	6,125
521,573	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 1.061%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(b)	521,880
2,966,000	Enterprise Fleet Financing, LLC, Series 2019-1, Class A3, 3.070%, 10/20/24(a)	3,039,966
1,500,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(a)	1,496,603
1,146,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(a)	1,168,946
1,165,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2020-1, Class A3, 1.760%, 8/15/23(a)	1,177,731
1,490,000	Hertz Vehicle Financing, LLC, Series 2021-1A, Class A, 1.210%, 12/26/25(a)	1,494,517
1,120,352	Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/29(a)	1,123,170
641,660	OneMain Financial Issuance Trust, Series 2016-3A, Class A, 3.830%, 6/18/31(a)	645,540

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$2,598,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/24	$2,605,778
2,000,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	2,004,541
112,992	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 1.286%, (LIBOR USD 1-Month plus 1.20%), 6/25/33(a)(b)	113,547
20,723	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.936%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	20,753
121,374	SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.060%, 5/15/46(a)	121,602
1,250,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(a)	1,272,158
1,290,000	World Omni Select Auto Trust, Series 2021-A, Class A3, 0.530%, 3/15/27	1,287,857

	Total Asset Backed Securities
	(Cost $30,215,489)	30,458,236

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
45,304	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	47,041
91,713	Banc of America Funding Trust, Series 2004-C, Class 4A3, 0.987%, (LIBOR USD 1-Month plus 0.90%), 12/20/34(b)	92,181
189,032	Fannie Mae, Series 2012-152, Class PC, 1.750%, 8/25/42	192,313
812,015	Fannie Mae, Series 2013-35, Class CB, 2.000%, 2/25/43	837,844
71,208	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	73,745
408,759	Fannie Mae, Series 2016-100, Class DA, 3.000%, 2/25/43	421,334
1,412,357	Ginnie Mae, Series 2019-99, Class NC, 2.000%, 10/20/47	1,433,350

	Total Collateralized Mortgage Obligations
	(Cost $3,058,839)	3,097,808

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
1,332,692	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	1,343,331
1,623,000	COMM 2012-CCRE2 Mortgage Trust, Series 2012-CR2, Class A4, 3.147%, 8/15/45	1,640,828
454,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	482,437

See accompanying Notes to the Financial Statements.

77

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$37,738	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.928%, 2/10/47	$37,346
74,625	GS Mortgage Securities Trust, Series 2010- C1, Class A2, 4.592%, 8/10/43(a)	74,690
300,000	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43(a)	301,345
409,367	GS Mortgage Securities Trust, Series 2014- GC24, Class AAB, 3.650%, 9/10/47	425,964
1,800,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	1,915,838
18,896	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A2, 2.454%, 11/15/49	18,891
936,000	OPG Trust, Series 2021-PORT, Class C, 0.932%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(b)	928,213
1,233,545	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	1,253,056
2,007,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/47	2,149,434
1,700,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	1,719,033

	Total Commercial Mortgage-Backed Securities
	(Cost $12,407,280)	12,290,406

CORPORATE BONDS — 67.1%
	Automobiles — 4.0%
1,000,000	American Honda Finance Corp., MTN, 0.875%, 7/7/23	1,007,745
1,250,000	BMW U.S. Capital, LLC, 3.150%, 4/18/24(a)	1,325,418
1,500,000	Daimler Finance North America, LLC, 0.750%, 3/1/24(a)	1,502,609
900,000	Ford Motor Credit Co., LLC, 3.350%, 11/1/22	914,517
1,100,000	General Motors Financial Co., Inc., 1.700%, 8/18/23	1,120,698
900,000	Hyundai Capital America, 0.800%, 1/8/24(a)	896,101
500,000	Toyota Motor Corp., 0.681%, 3/25/24	500,571
540,000	Toyota Motor Credit Corp., MTN, 2.900%, 3/30/23	560,785
		7,828,444

	Banks — 16.9%
1,500,000	Bank of America Corp., MTN, 0.981%, (SOFR plus 0.91%), 9/25/25(c)	1,501,745

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$1,325,000	Bank of Montreal, 0.450%, 12/8/23	$1,326,073
1,250,000	BNP Paribas SA, 3.800%, 1/10/24(a)	1,332,837
950,000	BPCE SA, 4.000%, 4/15/24	1,028,701
1,000,000	Citigroup, Inc., 3.352%, (LIBOR USD 3-Month plus 0.90%), 4/24/25(c)	1,062,103
1,075,000	Citizens Bank N.A., BKNT, 0.932%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(b)	1,080,013
1,350,000	Cooperatieve Rabobank UA, 0.375%, 1/12/24	1,343,746
400,000	Credit Suisse AG, 0.495%, 2/2/24	398,508
1,155,000	Credit Suisse AG, MTN, 3.625%, 9/9/24	1,244,944
1,000,000	Danske Bank A/S, 0.976%, (1-Year Treasury Constant Maturity plus 0.55%), 9/10/25(a)(d)	998,811
1,800,000	Goldman Sachs Group, Inc. (The), 4.000%, 3/3/24	1,938,782
1,000,000	Huntington National Bank (The), BKNT, 3.550%, 10/6/23	1,059,148
491,000	JP Morgan Chase & Co., Series I, 3.599%, (LIBOR USD 3-Month plus 3.47%)(d)(e)	493,687
1,700,000	JPMorgan Chase & Co., 3.559%, (LIBOR USD 3-Month plus 0.73%), 4/23/24(c)	1,779,374
1,200,000	KeyBank N.A., BKNT, 1.250%, 3/10/23	1,215,924
1,000,000	Lloyds Banking Group PLC, 2.907%, (LIBOR USD 3-Month plus 0.81%), 11/7/23(c)	1,025,945
1,450,000	Mitsubishi UFJ Financial Group, Inc., 0.848%, (1-Year Treasury Constant Maturity plus 0.68%), 9/15/24(d)	1,456,336
1,150,000	Morgan Stanley, Series F, 3.875%, 4/29/24	1,240,285
625,000	National Securities Clearing Corp., 1.200%, 4/23/23(a)	633,656
1,000,000	Nationwide Building Society, 2.000%, 1/27/23(a)	1,021,767
850,000	NatWest Markets PLC, 0.810%, (SOFR plus 0.76%), 9/29/26(a)(b)	851,925
400,000	Nordea Bank Abp, 1.000%, 6/9/23(a)	404,320
842,000	PNC Financial Services Group, Inc. (The), Series O, 3.804%, (LIBOR USD 3-Month plus 3.68%)(d)(e)	844,055
320,000	Royal Bank of Canada, MTN, 0.500%, (SOFR plus 0.45%), 10/26/23(b)	321,814
1,000,000	Skandinaviska Enskilda Banken AB, 0.550%, 9/1/23(a)	1,001,500
1,325,000	Standard Chartered PLC, 0.991%, (1-Year Treasury Constant Maturity plus 0.78%), 1/12/25(a)(d)	1,320,387
1,000,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/24	1,050,218
500,000	Sumitomo Mitsui Trust Bank, Ltd., 0.800%, 9/12/23(a)	503,009

Continued

78

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$1,000,000	Sumitomo Mitsui Trust Bank, Ltd., 0.850%, 3/25/24(a)	$1,002,296
1,250,000	Svenska Handelsbanken AB, 0.625%, 6/30/23(a)	1,255,907
1,500,000	Wells Fargo & Co., MTN, 1.654%, (SOFR plus 1.60%), 6/2/24(c)	1,529,215
		33,267,031

	Chemicals — 1.4%
1,054,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	1,101,430
1,000,000	Tronox, Inc., 6.500%, 5/1/25(a)	1,049,670
500,000	Westlake Chemical Corp., 0.875%, 8/15/24	500,644
		2,651,744

	Commercial Services & Supplies — 0.4%
707,000	GFL Environmental, Inc., 4.250%, 6/1/25(a)	729,094

	Construction Materials — 0.8%
929,000	Koppers, Inc., 6.000%, 2/15/25(a)	949,903
575,000	Martin Marietta Materials, Inc., 4.250%, 7/2/24	623,806
		1,573,709

	Diversified Financial Services — 9.5%
1,400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/24	1,459,645
315,000	AIG Global Funding, 0.650%, 6/17/24(a)	314,157
650,000	AIG Global Funding, 0.800%, 7/7/23(a)	655,119
1,010,000	Air Lease Corp., MTN, 0.700%, 2/15/24	1,003,524
1,335,000	Ally Financial, Inc., 1.450%, 10/2/23	1,354,947
1,000,000	Blackstone Private Credit Fund, 1.750%, 9/15/24(a)	998,527
875,000	Capital One Financial Corp., 3.750%, 4/24/24	938,557
1,793,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	1,867,928
1,500,000	Charles Schwab Corp. (The), 0.570%, (SOFR plus 0.52%), 5/13/26(b)	1,510,336
880,000	Element Fleet Management Corp., 1.600%, 4/6/24(a)	892,545
1,150,000	ERAC USA Finance, LLC, 3.850%, 11/15/24(a)	1,243,610
640,000	Intercontinental Exchange, Inc., 0.700%, 6/15/23	642,381
1,200,000	Jefferies Group, LLC, 5.125%, 1/20/23	1,269,161
833,000	OneMain Finance Corp., 6.125%, 3/15/24	890,061
1,325,000	Owl Rock Capital Corp., 5.250%, 4/15/24	1,443,395
900,000	Park Aerospace Holdings, Ltd., 5.500%, 2/15/24(a)	982,006
1,275,000	Penske Truck Leasing Co. Lp/PTL Finance Corp., 2.700%, 3/14/23(a)	1,310,973
		18,776,872

	Diversified Telecommunication Services — 1.4%
1,400,000	AT&T, Inc., 4.450%, 4/1/24	1,516,727

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Telecommunication Services — (continued)
$375,000	NTT Finance Corp., 0.583%, 3/1/24(a)	$374,466
856,625	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	914,875
		2,806,068

	Electric Utilities — 4.8%
1,000,000	American Electric Power Co., Inc., Series I, 3.650%, 12/1/21	1,005,415
1,000,000	Baltimore Gas & Electric Co., 2.800%, 8/15/22	1,014,876
498,000	CenterPoint Energy, Inc., 3.850%, 2/1/24	529,980
1,200,000	CMS Energy Corp., 3.875%, 3/1/24	1,273,450
1,250,000	Dominion Energy, Inc., 2.450%, 1/15/23(a)	1,281,925
760,000	Entergy Louisiana, LLC, 0.620%, 11/17/23	760,126
675,000	NRG Energy, Inc., 3.750%, 6/15/24(a)	719,878
1,250,000	Sempra Energy, 4.050%, 12/1/23	1,331,209
600,000	Southern Co. (The), Series 21-A, 0.600%, 2/26/24	598,566
825,000	WESCO Distribution, Inc., 7.125%, 6/15/25(a)	882,610
		9,398,035

	Electrical Equipment — 0.9%
450,000	Siemens Financieringsmaatschappij NV, 0.480%, (SOFR plus 0.43%), 3/11/24(a)(b)	453,301
1,195,000	Siemens Financieringsmaatschappij NV, 3.250%, 5/27/25(a)	1,286,636
		1,739,937

	Energy Equipment & Services — 3.4%
850,000	Cheniere Corpus Christi Holdings, LLC, 7.000%, 6/30/24	961,259
900,000	Energy Transfer L.P., 4.250%, 3/15/23	937,863
1,100,000	Midwest Connector Capital Co., LLC, 3.625%, 4/1/22(a)	1,113,030
1,420,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.600%, 11/1/24	1,515,420
900,000	Sabine Pass Liquefaction, LLC, 6.250%, 3/15/22	910,332
1,155,000	Williams Cos., Inc. (The), 4.500%, 11/15/23	1,237,160
		6,675,064

	Entertainment — 0.5%
1,000,000	Mattel, Inc., 3.375%, 4/1/26(a)	1,031,100

	Equity Real Estate Investment Trusts (REITS) — 4.3%
790,000	American Tower Corp., 5.000%, 2/15/24	867,976
700,000	Crown Castle International Corp., 3.150%, 7/15/23	730,735
1,205,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,245,362
1,000,000	Kimco Realty Corp., 2.700%, 3/1/24	1,041,495

Continued

79

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Equity Real Estate Investment Trusts (REITS) — (continued)
$1,000,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.250%, 10/1/25(a)	$1,012,425
1,550,000	Public Storage, 0.520%, (SOFR plus 0.47%), 4/23/24(b)	1,552,367
1,000,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	1,077,350
900,000	Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	944,082
		8,471,792

	Food Products — 0.7%
1,250,000	Conagra Brands, Inc., 4.300%, 5/1/24	1,354,911

	Health Care Providers & Services — 0.6%
1,085,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 9/23/23	1,131,028

	Hotels, Restaurants & Leisure — 0.5%
830,000	Prime Security Services Borrower, LLC/ Prime Finance, Inc., 5.250%, 4/15/24(a)	885,237

	Insurance — 6.1%
1,300,000	Athene Global Funding, 2.800%, 5/26/23(a)	1,348,699
600,000	Brighthouse Financial Global Funding, 0.600%, 6/28/23(a)	600,382
450,000	Brighthouse Financial Global Funding, 0.810%, (SOFR plus 0.76%), 4/12/24(a)(b)	453,166
1,100,000	F&G Global Funding, 0.900%, 9/20/24(a)	1,097,805
1,320,000	GA Global Funding Trust, 0.800%, 9/13/24(a)	1,313,804
625,000	Jackson National Life Global Funding, 3.875%, 6/11/25(a)	680,890
1,150,000	John Hancock Life Insurance Co., 7.375%, 2/15/24(a)	1,321,053
1,325,000	Metropolitan Life Global Funding I, 0.400%, 1/7/24(a)	1,318,644
200,000	New York Life Global Funding, 1.100%, 5/5/23(a)	202,447
400,000	New York Life Global Funding, 2.900%, 1/17/24(a)	421,519
600,000	Pacific Life Global Funding II, 0.500%, 9/23/23(a)	601,102
1,275,000	Protective Life Global Funding, 0.631%, 10/13/23(a)	1,278,825
1,390,000	Security Benefit Global Funding, 1.250%, 5/17/24(a)	1,399,119
		12,037,455

	Media — 1.9%
1,104,000	Charter Communications Operating, LLC/ Charter Communications Operating Capital, 4.464%, 7/23/22	1,132,058

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — (continued)
$1,175,000	Comcast Corp., 3.600%, 3/1/24	$1,259,949
1,250,000	Discovery Communications, LLC, 3.800%, 3/13/24	1,332,957
		3,724,964

	Metals & Mining — 0.6%
1,060,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	1,093,602

	Multiline Retail — 0.4%
750,000	Dollar Tree, Inc., 3.700%, 5/15/23	786,118

	Oil, Gas & Consumable Fuels — 3.2%
301,000	Cenovus Energy, Inc., 5.375%, 7/15/25	342,746
1,300,000	Devon Energy Corp., 5.250%, 9/15/24(a)	1,439,743
1,381,000	HollyFrontier Corp., 2.625%, 10/1/23	1,425,691
1,312,000	Ovintiv Exploration, Inc., 5.375%, 1/1/26	1,482,897
640,000	Pioneer Natural Resources Co., 0.550%, 5/15/23	640,609
900,000	Range Resources Corp., 5.000%, 3/15/23	933,750
		6,265,436

	Pharmaceuticals — 0.6%
1,100,000	AbbVie, Inc., 3.750%, 11/14/23	1,171,827

	Road & Rail — 0.4%
825,000	Ryder System, Inc., MTN, 3.650%, 3/18/24	879,952

	Semiconductors & Semiconductor Equipment — 1.1%
825,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24	875,880
1,325,000	Microchip Technology, Inc., 0.972%, 2/15/24(a)	1,325,669
		2,201,549

	Software — 0.5%
1,000,000	Dell International, LLC/EMC Corp., 5.450%, 6/15/23	1,073,447

	Specialty Retail — 0.9%
940,000	7-Eleven, Inc., 0.800%, 2/10/24(a)	939,035
920,000	Nordstrom, Inc., 2.300%, 4/8/24	920,055
		1,859,090

	Telecommunication Services — 0.7%
1,425,000	Verizon Communications, Inc., 0.840%, (SOFR plus 0.79%), 3/20/26(b)	1,449,111

	Tobacco — 0.6%
1,200,000	BAT Capital Corp., 3.222%, 8/15/24	1,271,950

	Total Corporate Bonds
	(Cost $131,286,433)	132,134,567

Continued

80

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — 8.5%
	California — 0.7%
$650,000	Beverly Hills Public Financing Authority, CA, Advance Refunding, Taxable Revenue Bonds, Series B, 0.730%, 6/1/24	$649,831
715,000	Port of Oakland, CA, Port, Airport & Marina Revenue, Advance Refunding Revenue Bonds, Series R, 1.081%, 5/1/24	722,515
		1,372,346

	Hawaii — 0.1%
240,000	State of Hawaii, HI, Public Improvements, Cash Flow Management G.O., 0.802%, 10/1/24	240,703

	Illinois — 1.3%
1,315,000	Chicago O'Hare International Airport, IL, Refunding, Taxable Revenue Bonds, Series D, 1.168%, 1/1/24	1,329,347
1,200,000	Chicago Transit Authority Sales Tax Receipts Fund, IL, Advance Refunding, Taxable Revenue Bonds, Series B, 1.708%, 12/1/22	1,216,860
		2,546,207

	New Jersey — 0.1%
235,000	New Jersey Turnpike Authority, Advance Refunding Revenue Bonds, Series B, 0.638%, 1/1/24	235,164

	New York — 0.5%
1,000,000	New York State Urban Development Corp. Taxable Revenue, Series B, Economic Improvements Revenue Bonds, 1.910%, 3/15/23	1,018,840

	North Carolina — 0.3%
500,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue (AGM), 3.558%, 7/1/22	512,140

	Oklahoma — 0.3%
575,000	Oklahoma Turnpike Authority, OK, Highway & Fuel Sales Tax Revenue, Advance Refunding Revenue Bonds, Series B, 0.627%, 1/1/23	577,380

	Pennsylvania — 1.3%
1,000,000	Allegheny County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., Series C79, 0.694%, 11/1/23	1,005,750
985,000	Bucks County, PA, Advance Refunding, Taxable Revenue Bonds, G.O., 0.979%, 6/1/24	994,840

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Pennsylvania — (continued)
$515,000	Pennsylvania State University (The), PA, Refunding Notes, Taxable Revenue Bonds, Series D, 1.353%, 9/1/23	$524,368
		2,524,958

	South Carolina — 0.8%
1,500,000	City of Columbia, SC, Waterworks & Sewer System Revenue, Taxable Revenue-Series B, Advance Refunding Revenue Bonds, 1.932%, 2/1/23	1,531,980

	Texas — 2.6%
970,000	City of Houston, TX, Airport System Revenue, Refunding, Taxable Revenue Bonds, Series C, 1.054%, 7/1/23	980,069
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, Series B, Advance Refunding G.O.,1.820%, 3/1/23	1,276,287
1,250,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, First Lien-Series C, Advance Refunding Revenue Bonds, 1.746%, 11/15/23	1,284,700
1,475,000	Texas State University System, Taxable Revenue, Series B, Advance Refunding Revenue Bonds, 2.043%, 3/15/23	1,509,058
		5,050,114

	Virginia — 0.5%
1,000,000	Hampton Roads Sanitation District, Taxable Revenue, Sub-Series A, Advance Refunding Revenue Bonds, 1.762%,2/1/23	1,017,470

	Total Municipal Bonds
	(Cost $16,377,569)	16,627,302

Shares
MONEY MARKET FUND — 1.2%
2,437,896	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(f)	2,437,896

	Total Money Market Fund
	(Cost $2,437,896)	2,437,896

Total Investments — 100.1%
(Cost $195,783,506)		197,046,215
Net Other Assets (Liabilities) — (0.1)%		(269,836)
NET ASSETS — 100.0%		$196,776,379

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

Continued

81

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(c)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
BKNT	Bank Note
G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

82

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 2.1%
$265,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(a)	$275,585
122,807	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	129,593

	Total Asset Backed Securities
	(Cost $392,395)	405,178

COLLATERALIZED MORTGAGE OBLIGATIONS — 15.2%
62,453	Fannie Mae, Series 2003-44, Class Q, 3.500%, 6/25/33	66,760
270,768	Fannie Mae, Series 2005-31, Class PB, 5.500%, 4/25/35	307,367
227,919	Fannie Mae, Series 2012-150, Class KA, 1.750%, 1/25/43	227,290
379,075	Fannie Mae, Series 2012-87, Class MB, 2.000%, 5/25/42	392,048
128,078	Fannie Mae, Series 2013-44, Class DJ, 1.850%, 5/25/33	130,997
219,111	Fannie Mae, Series 2016-24, Class CD, 1.750%, 2/25/46	219,895
157,385	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	161,908
305,996	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	320,040
107,428	Freddie Mac, Series 4122, Class BC, 3.000%, 5/15/40	114,206
282,284	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	300,779
15,723	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	15,810
193,900	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	203,741
286,847	Freddie Mac, Series 4863, Class AJ, 3.500%, 7/15/38	311,381
18,491	Ginnie Mae, Series 2011-71, Class QE, 3.500%, 9/16/40	18,729
112,288	Ginnie Mae, Series 2013-133, Class PL, 3.500%, 2/16/37	120,764
87,727	Ginnie Mae, Series 2015-162, Class EB, 2.500%, 9/20/44	90,193

	Total Collateralized Mortgage Obligations
	(Cost $2,964,856)	3,001,908

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.3%
144,298	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.935%, 4/10/48	149,925
102,677	COMM 2012-CCRE3 Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	104,111

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$706,257	Fannie Mae-Aces, Series 2015-M17, Class A2, 2.982%, 11/25/25(b)	$752,395
450,000	Fannie Mae-Aces, Series 2017-M7, Class A2, 2.961%, 2/25/27(b)	483,868
275,000	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(b)	298,476
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.060%, 7/25/23(b)	312,599
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	150,302
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	230,888
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(b)	231,417
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(b)	176,253
275,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.926%, 6/25/28	317,286
250,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	269,972
71,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	76,525
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	267,324

	Total Commercial Mortgage-Backed Securities
	(Cost $3,737,344)	3,821,341

CORPORATE BONDS — 2.0%
	Banks — 0.4%
70,000	Bank of America Corp., GMTN, 3.500%, 4/19/26	76,456

	Electric Utilities — 0.4%
75,000	Public Service Electric & Gas Co., MTN, 2.250%, 9/15/26	78,174

	Equity Real Estate Investment Trusts (REITS) — 1.2%
250,000	Federal Realty Investment Trust, 1.250%, 2/15/26	247,751

	Total Corporate Bonds
	(Cost $405,823)	402,381

See accompanying Notes to the Financial Statements.

83

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — 40.7%
	Fannie Mae — 30.8%
$262,090	4.000%, 12/1/33, Pool #MA1689	$284,542
364,703	4.500%, 3/1/34, Pool #CA3294	400,707
400,401	2.500%, 11/1/35, Pool #CA7939	419,245
377,547	1.500%, 12/1/35, Pool #MA4205	381,498
74,872	4.000%, 12/1/36, Pool #MA2856	81,817
68,905	4.000%, 2/1/37, Pool #MA2914	75,403
461,648	1.500%, 12/1/40, Pool #MA4202	455,767
62,009	4.000%, 5/1/47, Pool #BE9598	67,017
156,510	3.500%, 12/1/47, Pool #CA0833	166,145
104,866	5.000%, 8/1/48, Pool #CA2219	115,666
93,961	3.500%, 9/1/49, Pool #BJ9608.	99,373
107,901	3.500%, 10/1/49, Pool #CA4431	114,127
135,473	3.000%, 12/1/49, Pool #BO6225	141,967
138,272	3.000%, 3/1/50, Pool #FM2714	145,897
344,621	3.000%, 7/1/50, Pool #CA6421	361,884
330,857	3.000%, 7/1/50, Pool #CA6422	346,232
218,483	2.000%, 8/1/50, Pool #CA6799	220,057
337,503	2.000%, 9/1/50, Pool #CA7019	338,442
389,955	2.500%, 9/1/50, Pool #BQ2883	402,322
174,712	2.500%, 9/1/50, Pool #BQ0538	180,249
452,794	2.000%, 10/1/50, Pool #CA7224	454,706
435,859	2.500%, 10/1/50, Pool #FM4638	449,795
402,958	2.500%, 10/1/50, Pool #FM4530	415,600
		6,118,458

	Freddie Mac — 9.7%
306,118	3.000%, 7/1/35, Pool #SB0361	325,016
155,190	4.000%, 12/1/35, Pool #ZA2401	169,160
144,566	3.500%, 6/1/36, Pool #ZA2414	155,712
96,990	4.000%, 3/1/39, Pool #ZA6403	103,918
249,613	2.000%, 12/1/40, Pool #RB5090	252,920
161,624	3.500%, 1/1/47, Pool #ZT0941	172,711
404,946	2.000%, 11/1/50, Pool #QB4916	406,073
306,854	2.500%, 11/1/50, Pool #QB5838	318,153
		1,903,663

	Ginnie Mae II — 0.2%
28,719	5.000%, 11/20/38, Pool #4283	30,257

	Total Mortgage-Backed Securities
	(Cost $8,074,303)	8,052,378

MUNICIPAL BONDS — 0.9%
	Wisconsin — 0.9%
150,000	State of Wisconsin, TXB, Revenue Bonds, Pension Funding, Series A, (AGM), 5.700%, 5/1/26	172,050

	Total Municipal Bonds
	(Cost $158,541)	172,050

U.S. GOVERNMENT AGENCIES — 10.4%
	Fannie Mae — 10.4%
1,000,000	6.250%, 5/15/29	1,343,379

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Fannie Mae — (continued)
$500,000	7.125%, 1/15/30	$717,450
		2,060,829

	Total U.S. Government Agencies
	(Cost $1,836,340)	2,060,829

U.S. TREASURY NOTES — 10.8%
1,450,000	0.250%, 9/30/25	1,418,395
750,000	1.125%, 2/15/31	725,742

	Total U.S. Treasury Notes
	(Cost $2,160,733)	2,144,137

Shares
MONEY MARKET FUND — 0.2%
49,031	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(c)	49,031

	Total Money Market Fund
	(Cost $49,031)	49,031

Total Investments — 101.6%
(Cost $19,779,366)		20,109,233
Net Other Assets (Liabilities) — (1.6)%		(324,905)
NET ASSETS — 100.0%		$19,784,328

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(c)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
GMTN	Global Medium Term Note
MTN	Medium Term Note
TXB	Taxable Bond

Continued

84

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 14.0%
$771,143	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 0.786%, (LIBOR USD 1-Month plus 0.70%), 12/25/35(a)	$771,253
8,200,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class B, 0.760%, 12/18/25	8,221,734
16,500,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class B, 0.680%, 10/19/26	16,483,700
42,971	Argent Securities, Inc. Asset-Backed Pass- Through Certificates, Series 2005-W3, Class A2D, 0.766%, (LIBOR USD 1-Month plus 0.68%), 11/25/35(a)	42,950
10,215,000	ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.530%, 11/15/27	10,475,414
2,143,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	2,212,381
8,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-2A, Class A, 3.350%, 9/22/25(b)	8,526,296
2,030,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(b)	2,111,082
3,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2020-2A, Class A, 2.020%, 2/20/27(b)	3,073,447
6,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2021-1A, Class A, 1.380%, 8/20/27(b)	6,233,765
12,034,000	Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3, 2.060%, 8/15/28	12,561,993
1,199,016	Chesapeake Funding II, LLC, Series 2020- 1A, Class A1, 0.870%, 8/16/32	1,205,280
2,361,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	3,273,387
34,125	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.904%, 6/25/37	34,439
10,230,115	Enterprise Fleet Financing, LLC, Series 2018-2, Class A3, 3.340%, 2/20/24	10,243,347
6,041,000	Enterprise Fleet Financing, LLC, Series 2020-1, Class A3, 1.860%, 12/22/25	6,189,981
6,943,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(b)	6,927,277
2,247,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29.	2,291,991
19,805,000	Ford Credit Auto Owner Trust 2020- REV2, Series 2020-2, Class A, 1.060%, 4/15/33(b)	19,724,833
3,750,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/34(b)	3,749,629

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$6,000,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(b)	$5,986,331
15,735,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(b)	15,744,055
270,086	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.791%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	270,109
559,831	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 1.211%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)	559,865
18,790,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(b)	18,756,798
332,475	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005- WHQ2, Class M2, 0.776%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	332,669
14,077,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	14,108,958
8,583,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class B, 0.730%, 3/17/25	8,608,355
3,043,510	Saxon Asset Securities Trust, Series 2004- 3, Class M1, 0.984%, (LIBOR USD 1-Month plus 0.90%), 12/26/34	3,047,533
79,171	SoFi Professional Loan Program, LLC, Series 2016-E, Class A1, 0.936%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	79,285
8,405,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.560%, 11/25/31(b)	8,811,667
5,150,000	Toyota Auto Loan Extended Note Trust 2020-1, Series 2020-1A, Class A, 1.350%, 5/25/33(b)	5,217,477
3,404,000	Wheels SPV 2, LLC, Series 2018-1A, Class A4, 3.410%, 4/20/27(b).	3,429,872
8,242,000	Wheels SPV 2, LLC, Series 2019-1A, Class A3, 2.350%, 5/22/28(b).	8,388,098

	Total Asset Backed Securities
	(Cost $215,183,587)	217,695,251

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
83,342	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 2.855%, 4/25/35(c)	85,155
230,066	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	238,891
425,810	Banc of America Funding Trust, Series 2004-C, Class 4A1, 0.747%, (LIBOR USD 1-Month plus 0.66%), 12/20/34(a)	426,026
273,720	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	278,227

See accompanying Notes to the Financial Statements.

85

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$9,840	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	$9,829
69,145	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	72,471
163,887	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	169,624
967,295	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	1,078,895
315,921	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	317,706
4,848,473	Fannie Mae, Series 2013-16, Class A, 1.750%, 1/25/40	4,896,680
891,000	Fannie Mae, Series 2013-70, Class CY, 3.500%, 7/25/43	950,294
1,153,485	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	1,185,089
245,560	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	252,481
405,688	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	412,808
492,176	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	543,920
730,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	837,139
427,758	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	439,556
809,804	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	847,229
1,706,591	Freddie Mac, Series 4100, Class PA, 3.000%, 1/15/42	1,795,496
507,000	Freddie Mac, Series 4120, Class YK, 2.000%, 10/15/32	499,309
400,609	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	432,573
474,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	486,093
963,878	Freddie Mac, Series 4287, Class V, 4.500%, 10/15/26	1,010,908
532,474	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	557,368
1,213,370	Freddie Mac, Series 4331, Class V, 4.000%, 11/15/28	1,227,237
2,485,102	Freddie Mac, Series 4427, Class KA, 2.250%, 7/15/44	2,554,039
661,752	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	665,401
1,861,673	Freddie Mac, Series 4654, Class KA, 3.000%, 6/15/45	1,932,355
8,910,000	Freddie Mac, Series 4655, Class GV, 3.500%, 12/15/36	9,056,451

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$3,822,412	Freddie Mac, Series 4657, Class VT, 3.500%, 6/15/37	$3,860,792
808,814	Freddie Mac, Series 4710, Class GA, 3.000%, 3/15/44	823,561
1,139,071	Freddie Mac, Series 4752, Class HB, 3.500%, 4/15/44	1,141,641
305,627	Freddie Mac, Series 4776, Class DW, 4.000%, 9/15/44	305,465
204,936	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	224,595
4,238,270	Ginnie Mae, Series 2014-2, Class AG, 2.360%, 3/20/40	4,334,658
448,959	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	464,554
280,936	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	255,916
115	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(c)	116
126,535	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	127,848
117,582	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 3.243%, 12/25/34(c)	121,752

	Total Collateralized Mortgage Obligations
	(Cost $44,405,859)	44,920,148

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.0%
14,468,000	BANK 2020-BNK27, Series 2020-BN27, Class A5, 2.144%, 4/15/63	14,553,720
1,880,000	BANK 2020-BNK29, Series 2020-BN29, Class A4, 1.997%, 11/15/53	1,859,890
3,186,000	BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/15/53	3,176,489
5,389,000	Benchmark Mortgage Trust, Series 2020- B18, Class A5, 1.925%, 7/15/53	5,321,287
3,603,000	Benchmark Mortgage Trust, Series 2020- B21, Class A5, 1.978%, 12/17/53	3,557,091
4,314,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	4,713,542
530,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	581,710
3,447,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	3,793,324
1,337,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,473,636
5,806,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4, 4.009%, 3/10/51	6,551,750

Continued

86

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,159,000	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	$3,354,756
891,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	903,096
795,000	COMM Mortgage Trust, Series 2014- CR16, Class A4, 4.051%, 4/10/47	854,529
1,643,000	COMM Mortgage Trust, Series 2014- CR20, Class A4, 3.590%, 11/10/47	1,754,475
1,208,000	COMM Mortgage Trust, Series 2014- LC17, Class A5, 3.917%, 10/10/47	1,307,506
1,070,000	COMM Mortgage Trust, Series 2014- UBS4, Class A5, 3.694%, 8/10/47	1,141,461
7,155,000	COMM Mortgage Trust, Series 2017- COR2, Class A3, 3.510%, 9/10/50	7,850,704
1,337,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, 11/15/48	1,461,724
3,639,000	DBJPM 20-C9 Mortgage Trust, Series 2020-C9, Class A5, 1.926%, 8/15/53	3,591,717
3,775,000	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(c)	4,097,256
2,228,000	Fannie Mae-Aces, Series 2019-M9, Class A2, 2.937%, 6/25/29	2,438,853
2,985,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.244%, 8/25/27	3,294,628
3,493,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(c)	3,847,815
7,569,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K099, Class A2, 2.595%, 9/25/29	8,133,635
3,386,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(c)	3,787,498
8,536,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.750%, 4/25/33	9,991,786
5,684,907	FRESB Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/25/28(c)	6,050,776
195,021	GS Mortgage Securities Trust, Series 2010- C1, Class A2, 4.592%, 8/10/43(b).	195,191
2,673,000	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43	2,684,986
1,010,000	GS Mortgage Securities Trust, Series 2012- GCJ7, Class AS, 4.085%, 5/10/45	1,022,164
2,249,000	GS Mortgage Securities Trust, Series 2014- GC24, Class A5, 3.931%, 9/10/47	2,429,079
2,209,000	GS Mortgage Securities Trust, Series 2016- GS4, Class A4, 3.442%, 11/10/49(c)	2,402,199
6,706,000	GS Mortgage Securities Trust, Series 2020- GC47, Class A5, 2.377%, 5/12/53	6,854,724
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,053,557	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	$3,104,497
1,497,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,543,533
3,600,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	3,831,675
1,517,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(c)	1,663,404
1,245,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,344,463
3,742,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/50	4,123,018
2,998,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.180%, 5/13/53	3,017,944
589,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	634,834
5,198,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	5,721,156
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,741,151
9,850,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	11,148,386
7,147,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.041%, 7/15/53	7,103,516
8,910,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	9,827,255
7,431,000	OPG Trust, Series 2021-PORT, Class C, 0.932%, (LIBOR USD 1-Month plus 0.83%), 10/15/36	7,369,182
2,812,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	3,081,081
723,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	799,100
8,591,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	9,424,894
4,724,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5, 2.448%, 6/15/53	4,853,799
11,997,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C57, Class A4, 2.118%, 8/15/53	11,995,707

Continued

87

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$9,296,020	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	$9,400,095
1,337,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,363,079
3,311,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	3,555,338
899,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	971,056

	Total Commercial Mortgage-Backed Securities
	(Cost $227,005,897)	233,651,160

CORPORATE BONDS — 41.0%
	Aerospace & Defense — 0.7%
3,382,000	Boeing Co. (The), 5.705%, 5/1/40	4,307,653
3,499,000	L3Harris Technologies, Inc., 3.832%, 4/27/25	3,802,956
1,730,000	Raytheon Technologies Corp., 4.500%, 6/1/42	2,121,605
		10,232,214

	Automobiles — 0.9%
3,916,000	Daimler Finance North America, LLC, 1.450%, 3/2/26(b)	3,931,496
3,844,000	General Motors Financial Co., Inc., 2.750%, 6/20/25	4,017,536
2,382,000	General Motors Financial Co., Inc., 4.350%, 4/9/25	2,614,678
3,936,000	Hyundai Capital America, 0.800%, 1/8/24(b)	3,918,950
		14,482,660

	Banks — 9.4%
2,672,000	Australia & New Zealand Banking Group, Ltd., 2.950%, (5-Year Treasury Constant Maturity plus 1.29%), 7/22/30(b)(c)	2,776,311
4,441,000	Bank of America Corp., 0.740%, (SOFR plus 0.69%), 4/22/25(a)	4,484,607
6,181,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(d)	6,695,491
5,536,000	Bank of America Corp., MTN, 1.898%, (SOFR plus 1.53%), 7/23/31(d)	5,332,286
2,845,000	Bank of Montreal, MTN, 0.949%, (SOFR plus 0.60%), 1/22/27(d)	2,799,557
3,593,000	Barclays PLC, 4.338%, (LIBOR USD 3-Month plus 1.36%), 5/16/24(d)	3,803,000
3,951,000	BPCE SA, 2.375%, 1/14/25(b)	4,079,143
5,696,000	Canadian Imperial Bank of Commerce, 0.450%, 6/22/23	5,695,420

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$3,195,000	Capital One Financial Corp., 3.300%, 10/30/24	$3,427,176
7,766,000	Citigroup, Inc., 0.719%, (SOFR plus 0.67%), 5/1/25(a)	7,834,154
3,073,000	Citigroup, Inc., 3.106%, (SOFR plus 2.84%), 4/8/26(d)	3,261,685
2,292,000	Citigroup, Inc., 5.316%, (SOFR plus 4.55%), 3/26/41(d)	3,037,274
3,482,000	Citizens Bank N.A., BKNT, 0.932%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	3,498,237
5,484,000	Commonwealth Bank of Australia, 0.450%, (SOFR plus 0.40%), 7/7/25(a)(b)	5,492,281
3,172,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	3,292,495
4,224,000	Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 9/15/22	4,362,209
3,336,000	First Citizens BancShares, Inc., 3.375%, (SOFR plus 2.47%), 3/15/30(d)	3,400,409
3,558,000	Huntington Bancshares, Inc., 2.625%, 8/6/24	3,731,364
4,487,000	JPMorgan Chase & Co., 0.935%, (SOFR plus 0.89%), 4/22/27(a)	4,543,643
5,066,000	JPMorgan Chase & Co., 2.083%, (SOFR plus 1.85%), 4/22/26(d)	5,207,334
3,468,000	JPMorgan Chase & Co., 3.157%, (SOFR plus 1.46%), 4/22/42(d)	3,592,825
3,010,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	3,359,179
2,018,000	Macquarie Group, Ltd., 1.340%, (SOFR plus 1.07%), 1/12/27(b)(d)	1,999,565
4,305,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/23	4,561,285
2,633,000	Morgan Stanley, 0.790%, (SOFR plus 0.53%), 5/30/25(d)	2,624,549
7,395,000	NatWest Markets PLC, 3.625%, 9/29/22(b)	7,639,042
3,039,000	PNC Financial Services Group, Inc. (The), 2.550%, 1/22/30	3,158,827
3,758,000	PNC Financial Services Group, Inc. (The), Series O, 3.804%, (LIBOR USD 3-Month plus 3.68%)(c)(e)	3,767,173
4,449,000	Royal Bank of Canada, GMTN, 0.620%, (SOFR plus 0.57%), 4/27/26(a)	4,466,886
4,847,000	Sumitomo Mitsui Financial Group, Inc., 2.130%, 7/8/30	4,771,747
2,994,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(c)	3,287,952
2,507,000	U.S. Bancorp, Series X, 3.150%, 4/27/27	2,735,110
5,633,000	UBS Group AG, 1.075%, (LIBOR USD 3-Month plus 0.95%), 8/15/23(a)(b)	5,674,613
1,194,000	Visa, Inc., 2.700%, 4/15/40	1,219,074
4,074,000	Wells Fargo & Co., 3.068%, (SOFR plus 2.53%), 4/30/41(d)	4,177,355

Continued

88

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$1,882,000	Westpac Banking Corp., GMTN, 4.322%, (USD Swap Rate 11:00 am NY 5 plus 2.24%), 11/23/31(c)	$2,076,432
		145,865,690

	Beverages — 0.8%
2,936,000	Anheuser-Busch Cos., LLC/Anheuser- Busch InBev Worldwide, Inc., 4.700%, 2/1/36	3,542,800
2,298,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	3,265,883
3,445,000	Bacardi, Ltd., 4.450%, 5/15/25(b)	3,795,773
1,756,000	PepsiCo, Inc., 3.450%, 10/6/46	1,938,822
		12,543,278

	Capital Goods — 0.2%
3,080,000	Keysight Technologies, Inc., 4.550%, 10/30/24	3,403,918

	Capital Markets — 0.5%
3,818,000	Morgan Stanley, 2.188%, (SOFR plus 1.99%), 4/28/26(d)	3,942,681
2,912,000	Morgan Stanley, 3.971%, (LIBOR USD 3-Month plus 1.46%), 7/22/38(d)	3,334,977
		7,277,658

	Chemicals — 1.0%
3,186,000	Albemarle Corp., 5.450%, 12/1/44	4,044,636
3,659,000	FMC Corp., 3.450%, 10/1/29	3,945,123
3,620,000	LYB International Finance III, LLC, 4.200%, 5/1/50	4,113,367
4,064,000	Westlake Chemical Corp., 2.875%, 8/15/41	3,878,229
		15,981,355

	Commercial Services & Supplies — 0.5%
4,130,000	Sodexo, Inc., 1.634%, 4/16/26(b)	4,153,142
2,276,000	Waste Connections, Inc., 2.950%, 1/15/52	2,220,957
446,000	Waste Management, Inc., 3.900%, 3/1/35	504,605
		6,878,704

	Construction Materials — 0.1%
1,811,000	Vulcan Materials Co., 4.500%, 6/15/47	2,192,031

	Diversified Financial Services — 3.3%
6,540,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.450%, 10/1/25	7,145,886
3,733,000	Avolon Holdings Funding, Ltd., 2.875%, 2/15/25(b)	3,836,990
3,830,000	Bain Capital Specialty Finance, Inc., 2.950%, 3/10/26	3,902,455
3,509,000	BlackRock, Inc., 1.900%, 1/28/31	3,477,133
3,807,000	Blue Owl Finance, LLC, 4.125%, 10/7/51	3,712,244
5,000,000	Charles Schwab Corp. (The), 0.570%, (SOFR plus 0.52%), 5/13/26(a)	5,034,455
5,343,000	Goldman Sachs BDC, Inc., 2.875%, 1/15/26	5,491,482

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financial Services — (continued)
$2,281,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	$3,316,112
4,203,000	Goldman Sachs Group, Inc. (The), Series VAR, 1.093%, (SOFR plus 0.79%), 12/9/26(d)	4,140,072
3,491,000	IHS Markit, Ltd., 4.000%, 3/1/26(b)	3,840,833
2,088,000	Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.150%, 1/23/30	2,346,195
4,552,000	Owl Rock Capital Corp., 3.400%, 7/15/26	4,740,222
		50,984,079

	Diversified Telecommunication Services — 1.1%
3,615,500	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	3,861,354
3,553,000	T-Mobile USA, Inc., 3.500%, 4/15/25	3,826,442
3,961,000	Verizon Communications, Inc., 1.450%, 3/20/26	3,997,679
2,240,000	Verizon Communications, Inc., 2.987%, 10/30/56	2,079,903
2,805,000	Verizon Communications, Inc., 4.812%, 3/15/39	3,473,160
		17,238,538

	Electric Utilities — 1.5%
2,929,000	CenterPoint Energy, Inc., 2.950%, 3/1/30	3,061,350
3,771,000	Dominion Energy, Inc., STEP, 3.071%, 8/15/24	3,985,391
3,857,000	Duke Energy Progress, LLC, 3.600%, 9/15/47	4,232,996
2,834,000	Entergy Mississippi, LLC, 3.100%, 7/1/23	2,938,617
2,642,000	Florida Power & Light Co., 3.990%, 3/1/49	3,158,186
3,386,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	4,195,989
1,000,000	Korea East-West Power Co., Ltd., 1.750%, 5/6/25(b)	1,016,182
		22,588,711

	Electrical Equipment — 0.5%
1,589,000	General Electric Co., GMTN, 6.875%, 1/10/39	2,363,567
1,261,000	Roper Technologies, Inc., 1.000%, 9/15/25	1,253,787
3,939,000	Vontier Corp., 2.950%, 4/1/31(b)	3,914,224
		7,531,578

	Energy Equipment & Services — 1.7%
1,509,000	Cheniere Corpus Christi Holdings, LLC, 3.700%, 11/15/29	1,636,493
1,919,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	2,598,430
1,557,000	Hess Corp., 7.875%, 10/1/29	2,121,635
2,990,000	Kinder Morgan, Inc., 4.300%, 6/1/25	3,301,096
2,964,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(b)	3,099,580
3,496,000	MPLX L.P., 4.125%, 3/1/27	3,901,716
228,000	NuStar Logistics L.P., 6.000%, 6/1/26	246,240

Continued

89

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy Equipment & Services — (continued)
$3,905,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/45	$4,200,323
4,846,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	5,494,990
		26,600,503

	Equity Real Estate Investment Trusts (REITS) — 3.0%
3,279,000	American Tower Trust, 3.652%, 3/23/28(b)	3,491,969
3,723,000	Brixmor Operating Partnership L.P., 4.125%, 5/15/29	4,191,847
3,564,000	Federal Realty Investment Trust, 3.500%, 6/1/30	3,862,711
2,542,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	2,627,145
2,154,000	Lexington Realty Trust, 2.700%, 9/15/30	2,177,452
2,985,000	Ontario Teachers' Cadillac Fairview Properties Trust, 3.875%, 3/20/27(b)	3,294,417
3,541,000	Physicians Realty L.P., 4.300%, 3/15/27	4,003,233
2,673,000	Prologis L.P., 2.125%, 10/15/50	2,275,863
3,439,000	Sabra Health Care L.P., 5.125%, 8/15/26	3,850,198
5,037,000	SBA Tower Trust, 3.869%, 10/8/24(b)	5,261,025
3,261,000	Scentre Group Trust 1/Scentre Group Trust 2, 4.375%, 5/28/30(b)	3,763,842
3,119,000	Spirit Realty L.P., 2.100%, 3/15/28	3,100,123
219,000	Starwood Property Trust, Inc., 5.000%, 12/15/21	219,438
1,428,000	STORE Capital Corp., 2.750%, 11/18/30	1,433,061
3,308,000	Tanger Properties L.P., 2.750%, 9/1/31	3,196,144
		46,748,468

	Food & Staples Retailing — 0.8%
3,028,000	AbbVie, Inc., 4.875%, 11/14/48.	3,876,413
4,164,000	CVS Health Corp., 2.700%, 8/21/40	3,977,144
483,000	CVS Health Corp., 3.700%, 3/9/23	504,340
736,000	Hershey Co. (The), 1.700%, 6/1/30	723,392
2,891,000	Smithfield Foods, Inc., 5.200%, 4/1/29(b)	3,316,745
		12,398,034

	Food, Beverage & Tobacco — 0.1%
1,159,000	PepsiCo, Inc., 4.450%, 4/14/46	1,461,835

	Gas Utilities — 0.3%
4,120,000	Sempra Energy, 3.800%, 2/1/38	4,551,509

	Health Care Equipment & Services — 0.3%
3,497,000	HCA, Inc., 5.000%, 3/15/24	3,837,405

	Health Care Providers & Services — 0.3%
2,031,000	Anthem, Inc., 3.600%, 3/15/51	2,213,270
2,633,000	Viatris, Inc., 3.850%, 6/22/40(b)	2,818,373
		5,031,643

	Insurance — 4.8%
513,000	Alleghany Corp., 4.900%, 9/15/44	639,724
3,474,000	American International Group, Inc., 3.900%, 4/1/26	3,848,016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Insurance — (continued)
$2,160,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	$2,330,680
4,489,000	Athene Global Funding, 2.500%, 1/14/25(b)	4,664,738
4,117,000	Athene Holding, Ltd., 3.950%, 5/25/51	4,537,212
3,564,000	AXIS Specialty Finance, LLC, 3.900%, 7/15/29	3,889,544
4,657,000	Brighthouse Financial Global Funding, 1.550%, 5/24/26(b)	4,675,630
2,598,000	Carlyle Finance, LLC, 5.650%, 9/15/48(b)	3,558,375
4,090,000	Enstar Group, Ltd., 3.100%, 9/1/31	4,012,120
4,148,000	F&G Global Funding, 1.750%, 6/30/26(b)	4,168,971
2,369,000	Fidelity National Financial, Inc., 3.200%, 9/17/51	2,259,190
2,156,000	Global Atlantic Fin Co., 3.125%, 6/15/31(b)	2,183,660
2,388,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	3,080,490
1,346,000	Loews Corp., 3.200%, 5/15/30	1,443,929
3,564,000	Meiji Yasuda Life Insurance Co., 5.200%, (5 yr. Swap Semi 30/360 USD plus 4.23%), 10/20/45(b)(c)	4,004,802
3,239,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/50(b)	3,680,342
3,946,000	Principal Life Global Funding II, 0.875%, 1/12/26(b)	3,867,123
3,355,000	Reinsurance Group of America, Inc., 3.900%, 5/15/29	3,744,791
4,042,000	Sammons Financial Group, Inc., 3.350%, 4/16/31(b)	4,196,572
3,846,000	SBL Holdings, Inc., 5.000%, 2/18/31(b)	4,099,061
1,826,000	Symetra Financial Corp., 4.250%, 7/15/24	1,965,622
1,887,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	2,903,453
		73,754,045

	Internet & Direct Marketing Retail — 0.2%
3,517,000	Amazon.com, Inc., 2.700%, 6/3/60	3,298,192

	IT Services — 0.2%
3,094,000	Fiserv, Inc., 3.200%, 7/1/26	3,339,022

	Machinery — 0.2%
3,131,000	Deere & Co., 3.750%, 4/15/50	3,727,947

	Media — 1.8%
4,741,000	Comcast Corp., 2.887%, 11/1/51(b)	4,533,033
3,389,000	Comcast Corp., 3.700%, 4/15/24	3,644,157
6,095,000	Discovery Communications, LLC, 5.200%, 9/20/47	7,584,481
3,790,000	Omnicom Group, Inc., 2.600%, 8/1/31	3,855,582
4,937,000	Time Warner Cable, LLC, 6.550%, 5/1/37	6,650,960
1,786,000	ViacomCBS, Inc., 4.950%, 5/19/50	2,230,976
		28,499,189

Continued

90

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Metals & Mining — 0.6%
$3,276,000	Nucor Corp., 2.979%, 12/15/55(b)	$3,196,326
2,015,000	Southern Copper Corp., 3.500%, 11/8/22	2,072,931
1,076,000	Steel Dynamics, Inc., 2.400%, 6/15/25	1,119,482
2,311,000	Teck Resources, Ltd., 6.000%, 8/15/40	2,993,383
		9,382,122

	Multiline Retail — 0.1%
800,000	TJX Cos., Inc. (The), 2.250%, 9/15/26	839,266

	Multi-Utilities — 0.5%
2,400,000	CMS Energy Corp., 4.700%, 3/31/43	2,927,491
1,696,000	Progress Energy, Inc., 3.150%, 4/1/22	1,707,595
3,056,000	Puget Sound Energy, Inc., 4.223%, 6/15/48	3,662,509
		8,297,595

	Oil, Gas & Consumable Fuels — 2.3%
2,265,000	Cenovus Energy, Inc., 5.375%, 7/15/25	2,579,135
2,131,000	Chevron USA, Inc., 5.050%, 11/15/44	2,837,356
4,185,000	Devon Energy Corp., 5.600%, 7/15/41	5,205,031
3,606,000	Devon Energy Corp., 5.875%, 6/15/28(b)	3,973,874
3,054,000	Diamondback Energy, Inc., 4.400%, 3/24/51	3,456,030
2,545,000	Halliburton Co., 7.450%, 9/15/39	3,701,847
1,503,000	Hess Corp., 5.800%, 4/1/47	1,953,469
1,725,000	HollyFrontier Corp., 4.500%, 10/1/30	1,874,650
3,439,000	HollyFrontier Corp., 5.875%, 4/1/26	3,946,147
3,260,000	Pioneer Natural Resources Co., 1.900%, 8/15/30	3,116,625
2,917,000	Schlumberger Investment SA, 2.650%, 6/26/30	3,006,160
		35,650,324

	Pharmaceuticals — 0.2%
2,559,000	SC Johnson & Son, Inc., 4.750%, 10/15/46(b)	3,356,460

	Road & Rail — 0.5%
2,334,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	3,019,926
3,474,000	Kansas City Southern, 4.200%, 11/15/69	4,011,497
		7,031,423

	Semiconductors & Semiconductor Equipment — 0.5%
167,000	Broadcom, Inc., 3.187%, 11/15/36	166,240
3,086,000	Broadcom, Inc., 4.150%, 11/15/30	3,417,373
13,000	NVIDIA Corp., 3.500%, 4/1/50	14,529
4,110,000	TSMC Global, Ltd., 1.250%, 4/23/26(b)	4,067,702
		7,665,844

	Software — 0.3%
3,275,000	Dell International, LLC/EMC Corp., 6.020%, 6/15/26	3,894,175
1,339,000	VMware, Inc., 2.200%, 8/15/31	1,307,634
		5,201,809

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Specialty Retail — 0.3%
$3,331,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	$3,904,774

	Telecommunication Services — 0.8%
1,694,000	AT&T, Inc., 1.650%, 2/1/28	1,678,995
7,346,000	AT&T, Inc., 3.550%, 9/15/55	7,222,720
3,858,000	AT&T, Inc., 3.850%, 6/1/60	3,978,206
		12,879,921

	Textiles, Apparel & Luxury Goods — 0.1%
2,181,000	Ralph Lauren Corp., 1.700%, 6/15/22	2,202,949

	Tobacco — 0.6%
3,178,000	BAT Capital Corp., 4.540%, 8/15/47	3,285,466
3,355,000	BAT Capital Corp., 4.700%, 4/2/27	3,788,270
2,359,000	Philip Morris International, Inc., 4.250%, 11/10/44	2,705,583
		9,779,319

	Total Corporate Bonds
	(Cost $610,983,346)	636,640,012

MORTGAGE-BACKED SECURITIES — 16.2%
	Fannie Mae — 9.8%
20,618	5.000%, 9/1/25, Pool #255892	22,642
1,438,804	4.000%, 12/1/33, Pool #MA1689	1,562,060
884,111	4.000%, 6/1/34, Pool #MA1922	968,807
62,867	6.500%, 1/1/35, Pool #809198	73,258
801,740	4.000%, 3/1/35, Pool #MA2211	877,052
32,698	6.500%, 3/1/36, Pool #866062	37,343
350,436	5.500%, 8/1/37, Pool #995082	406,393
3,903,315	3.500%, 8/1/38, Pool #FM2472	4,190,028
150,335	4.500%, 10/1/39, Pool #AC2645	166,743
137,472	5.000%, 6/1/40, Pool #AD4927	154,577
122,281	5.000%, 6/1/40, Pool #AD8718	139,377
8,203,598	4.000%, 8/1/40, Pool #FM4673	8,997,035
14,563,914	1.500%, 12/1/40, Pool #MA4202	14,378,405
345,050	4.500%, 12/1/40, Pool #AH1100	382,667
170,956	4.500%, 3/1/41, Pool #AB2467	191,664
375,436	4.500%, 5/1/41, Pool #AI1023	421,384
201,801	4.500%, 11/1/41, Pool #AJ4994	224,203
283,987	4.500%, 12/1/41, Pool #AJ7696	315,592
646,881	3.500%, 6/1/42, Pool #AB5373	704,341
1,040,066	3.500%, 5/1/43, Pool #AL3605	1,132,656
567,714	3.500%, 5/1/43, Pool #AB9368	614,352
12,541,791	3.000%, 8/1/43, Pool #AL9500	13,629,651
1,297,509	3.500%, 8/1/43, Pool #AU0613	1,419,658
321,521	4.500%, 11/1/44, Pool #MA2100	355,338
901,194	4.500%, 1/1/45, Pool #MA2158	995,218
1,063,771	4.000%, 3/1/45, Pool #MA2217	1,167,194
1,008,914	4.000%, 6/1/46, Pool #MA2653	1,098,181
977,648	4.500%, 7/1/46, Pool #AS7568	1,069,776
1,283,317	4.000%, 11/1/46, Pool #MA2808	1,394,520
1,715,680	4.000%, 5/1/47, Pool #BE9598	1,854,254
1,616,758	4.000%, 8/1/47, Pool #BH5117	1,745,069

Continued

91

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae — (continued)
$5,239,807	4.000%, 4/1/48, Pool #BM3900	$5,646,541
2,567,110	5.000%, 8/1/48, Pool #CA2219	2,831,508
4,294,213	3.000%, 11/1/48, Pool #BM5822	4,540,231
7,115,720	3.500%, 10/1/49, Pool #CA4431	7,526,284
1,790,504	3.000%, 12/1/49, Pool #BO6225	1,876,333
9,398,174	3.000%, 3/1/50, Pool #FM2714	9,916,481
4,410,715	2.500%, 5/1/50, Pool #FM3287	4,550,013
8,562,937	2.000%, 7/1/50, Pool #CA6301	8,624,641
7,791,334	2.500%, 7/1/50, Pool #CA6307	8,066,059
9,931,352	2.000%, 8/1/50, Pool #CA6799	10,002,916
11,002,688	2.500%, 9/1/50, Pool #BQ0538	11,351,427
4,604,749	2.500%, 9/1/50, Pool #BQ2883	4,750,783
6,271,384	3.000%, 9/1/50, Pool #CA7051	6,592,573
5,934,937	3.000%, 10/1/50, Pool #CA7381	6,240,168
		153,205,396

	Freddie Mac — 6.4%
13	5.500%, 10/1/21, Pool #ZS5201	13
2,668	5.000%, 12/1/21, Pool #ZK0490	2,778
28,341	5.000%, 7/1/25, Pool #ZA1892	31,124
123,654	2.500%, 1/1/28, Pool #ZK4918	129,675
382,841	3.500%, 7/1/30, Pool #ZS8575	410,752
46,563	5.000%, 3/1/36, Pool #ZS4230	53,158
1,437,155	4.000%, 4/1/36, Pool #ZA2413	1,574,339
1,862,155	3.500%, 6/1/36, Pool #ZA2414	2,005,730
12,886	5.000%, 7/1/36, Pool #ZS1139	14,701
1,132,685	3.500%, 8/1/36, Pool #ZA2425	1,220,101
136,722	6.500%, 9/1/36, Pool #ZS4257	159,662
2,738,344	3.500%, 11/1/36, Pool #ZA2439	2,906,303
45,244	5.000%, 2/1/37, Pool #ZI5759	51,765
2,039,677	4.000%, 5/1/37, Pool #ZA2461	2,227,713
48,355	4.500%, 10/1/39, Pool #ZI9349	54,021
142,297	5.000%, 6/1/40, Pool #ZA1049	162,202
391,877	5.000%, 7/1/40, Pool #ZJ0194	443,160
43,918	5.000%, 9/1/40, Pool #ZA1066	49,965
7,767,942	2.000%, 12/1/40, Pool #RB5090	7,870,860
538,606	4.000%, 12/1/42, Pool #ZS3671	594,667
390,769	3.500%, 5/1/43, Pool #ZL5915	424,339
237,133	4.000%, 5/1/44, Pool #ZA4468	260,055
115,323	4.000%, 7/1/44, Pool #ZS4573	126,465
165,216	4.000%, 9/1/44, Pool #ZL8439	182,607
2,500,418	3.500%, 1/1/45, Pool #ZL8964	2,707,294
2,353,984	3.500%, 5/1/46, Pool #ZS4663	2,542,778
681,748	4.000%, 8/1/46, Pool #ZS4673	741,828
1,593,762	3.500%, 9/1/46, Pool #ZS4678	1,710,421
3,430,439	3.500%, 9/1/47, Pool #ZM4305	3,650,079
859,377	3.500%, 1/1/48, Pool #ZM5375	914,664
900,611	4.000%, 2/1/48, Pool #ZT1639	972,632
784,817	4.000%, 6/1/48, Pool #ZT0541	860,611
8,906,827	2.500%, 11/1/49, Pool #QA4396	9,186,270
4,042,868	3.000%, 11/1/49, Pool #QA4336	4,264,165
9,316,437	3.500%, 3/1/50, Pool #QA7838	10,253,646
4,127,793	3.500%, 6/1/50, Pool #RA2794	4,363,836
13,186,877	2.500%, 7/1/50, Pool #RA2970	13,638,235
7,501,104	2.000%, 8/1/50, Pool #RA3328	7,521,968

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac — (continued)
$13,964,390	2.500%, 11/1/50, Pool #QB5838	$14,478,600
341,003	3.000%, 1/1/51, Pool #SD8123	358,584
		99,121,766

	Ginnie Mae — 0.0%
72,740	5.000%, 2/15/40, Pool #737037	83,698

	Total Mortgage-Backed Securities
	(Cost $251,126,600)	252,410,860

MUNICIPAL BONDS — 3.9%
	Alabama — 0.2%
2,675,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32	3,073,736

	California — 0.6%
2,675,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.448%, 11/1/27.	2,661,010
2,230,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.648%, 11/1/28.	2,217,155
2,370,000	San Diego County Water Authority, Taxable Green Bonds, Advance Refunding Revenue Bonds, Series A, 1.531%, 5/1/30	2,327,411
1,145,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,904,330
		9,109,906

	Florida — 0.2%
1,905,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.147%, 6/1/29	1,965,617
1,810,000	Reedy Creek Improvement District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.197%, 6/1/30	1,862,562
		3,828,179

	Illinois — 0.8%
7,155,000	Sales Tax Securitization Corp., Second Lien, Current Refunding, Taxable Revenue Bonds, Series B, 3.057%, 1/1/34	7,455,582
1,605,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,740,301
2,790,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,916,945
		12,112,828

Continued

92

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	New York — 1.1%
$4,630,000	Metropolitan Transportation Authority, Taxable Green Bonds, Green Purpose Revenue Bonds, Series C2, 5.175%, 11/15/49	$6,319,070
2,695,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	2,929,573
7,130,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Taxable Revenue, Sub Series B3, Callable 11/1/29 @ 100, 3.000%, 11/1/33	7,575,197
		16,823,840

	North Carolina — 0.2%
2,317,000	Duke University, 3.299%, 10/1/46	2,538,284

	Pennsylvania — 0.4%
2,320,000	City of Pittsburgh, PA, Refunding, Taxable Revenue Bonds, G.O., Series B, 1.189%, 9/1/26	2,316,102
3,898,000	Lehigh University, 3.479%, 11/15/46	4,308,381
		6,624,483

	Texas — 0.4%
1,580,000	Dallas Area Rapid Transit, Advance Refunding, Taxable Revenue Bonds, Series C, Callable 12/1/29 @ 100, 1.846%, 12/1/30	1,571,531
4,605,000	Tarrant Regional Water District, Advance Refunding Revenue Bonds, Series S, 1.450%, 9/1/29	4,549,602
		6,121,133

	Total Municipal Bonds
	(Cost $57,154,662)	60,232,389

U.S. TREASURY BONDS — 2.2%
22,534,300	2.500%, 2/15/45	24,281,588
12,093,800	1.375%, 8/15/50	10,175,799

	Total U.S. Treasury Bonds
	(Cost $34,423,070)	34,457,387

U.S. TREASURY NOTES — 4.4%
68,431,100	0.125%, 8/31/22	68,447,139

	Total U.S. Treasury Notes
	(Cost $68,450,454)	68,447,139

Shares		Fair Value
MONEY MARKET FUND — 1.1%
16,898,581	Federated Treasury Obligations Fund,
	Institutional Shares, 0.01%(f)	$16,898,581

	Total Money Market Fund
	(Cost $16,898,581)	16,898,581

Total Investments — 100.7%
(Cost $1,525,632,056)		1,565,352,927
Net Other Assets (Liabilities) — (0.7)%		(11,298,340)
NET ASSETS — 100.0%		$1,554,054,587

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents the current yield as of report date.

BKNT	Bank Note
GMTN	Global Medium Term Note
G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

93

Sterling Capital Corporate Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — 96.8%
	Aerospace & Defense — 0.5%
$34,000	Raytheon Technologies Corp., 4.125%, 11/16/28	$38,666

	Airlines — 0.7%
39,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.500%, 4/20/26(a)	40,998
7,000	United Airlines, Inc., 4.375%, 4/15/26(a)	7,184
		48,182

	Automobiles — 2.6%
53,000	Advance Auto Parts, Inc., 1.750%, 10/1/27	52,739
42,000	Ford Motor Co., 8.500%, 4/21/23	46,198
86,000	General Motors Financial Co., Inc., 2.750%, 6/20/25	89,882
		188,819

	Banks — 22.0%
144,000	Bank of America Corp., 3.419%, (LIBOR USD 3-Month plus 1.04%), 12/20/28(b)	155,986
111,000	Capital One Financial Corp., 3.200%, 2/5/25	118,608
119,000	Citigroup, Inc., 4.412%, (SOFR plus 3.91%), 3/31/31(b)	137,267
21,000	Citigroup, Inc., Series U, 5.000%, (SOFR plus 3.81%)(b)(c)	21,934
179,000	Goldman Sachs Group, Inc. (The), 3.850%, 1/26/27	196,595
125,000	JPMorgan Chase & Co., 2.739%, (SOFR plus 1.51%), 10/15/30(b)	129,323
75,000	JPMorgan Chase & Co., 3.797%, (LIBOR USD 3-Month plus 0.89%), 7/23/24(b)	79,263
200,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	223,201
151,000	Morgan Stanley, MTN, 3.622%, (SOFR plus 3.12%), 4/1/31(b)	166,257
135,000	PNC Financial Services Group, Inc. (The), Series O, 3.804%, (LIBOR USD 3-Month plus 3.68%)(c)(d)	135,330
72,000	Sumitomo Mitsui Financial Group, Inc., 3.364%, 7/12/27	79,074
60,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(d)	65,891
58,000	Wells Fargo & Co., MTN, 3.550%, 9/29/25	63,163
		1,571,892

	Beverages — 0.9%
60,000	Anheuser-Busch Cos., LLC/Anheuser- Busch InBev Worldwide, Inc., 3.650%, 2/1/26	65,785

	Capital Goods — 1.5%
39,000	Imola Merger Corp., 4.750%, 5/15/29(a)	40,330

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Capital Goods — (continued)
$60,000	Keysight Technologies, Inc., 4.550%, 10/30/24	$66,310
		106,640

	Chemicals — 1.6%
12,000	NOVA Chemicals Corp., 4.250%, 5/15/29(a)	12,000
43,000	NOVA Chemicals Corp., 5.250%, 6/1/27(a)	45,259
54,000	Westlake Chemical Corp., 3.600%, 8/15/26	59,264
		116,523

	Commercial Services & Supplies — 1.7%
51,000	IHS Markit, Ltd., 4.000%, 3/1/26(a)	56,111
23,000	Seaspan Corp., 5.500%, 8/1/29(a)	23,465
36,000	Waste Connections, Inc., 3.500%, 5/1/29	39,425
		119,001

	Diversified Financial Services — 12.5%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.450%, 10/1/25	163,897
100,000	Air Lease Corp., 3.500%, 1/15/22	100,864
97,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	103,281
120,000	Avolon Holdings Funding, Ltd., 3.625%, 5/1/22(a)	121,797
36,000	Coinbase Global, Inc., 3.375%, 10/1/28(a)	34,650
103,000	Goldman Sachs BDC, Inc., 2.875%, 1/15/26	105,862
60,000	Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.850%, 1/15/27	69,538
59,000	KKR Group Finance Co. VI, LLC, 3.750%, 7/1/29(a)	65,468
69,000	Owl Rock Capital Corp., 3.400%, 7/15/26	71,853
50,000	Stifel Financial Corp., 4.000%, 5/15/30	55,577
		892,787

	Diversified Telecommunication Services — 2.6%
88,000	AT&T, Inc., 2.550%, 12/1/33	86,451
75,000	Verizon Communications, Inc., 4.016%, 12/3/29	84,875
18,000	Viavi Solutions, Inc., 3.750%, 10/1/29(a)	18,040
		189,366

	Electric Utilities — 2.9%
54,000	CenterPoint Energy, Inc., 2.950%, 3/1/30	56,440
90,000	Dominion Energy, Inc., STEP, 3.071%, 8/15/24	95,117
55,000	Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.500%, 8/15/28(a)	57,337
		208,894

	Energy Equipment & Services — 5.1%
62,000	Energy Transfer L.P., 4.050%, 3/15/25	66,864
60,000	Genesis Energy L.P./Genesis Energy Finance Corp., 8.000%, 1/15/27	60,912

See accompanying Notes to the Financial Statements.

94

Sterling Capital Corporate Fund

Schedule of Portfolio Investments — (continued) September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy Equipment & Services — (continued)
$51,000	Hess Corp., 7.875%, 10/1/29	$69,495
59,000	Midwest Connector Capital Co., LLC, 3.900%, 4/1/24(a)	61,699
10,000	NuStar Logistics L.P., 5.750%, 10/1/25	10,803
34,000	Renewable Energy Group, Inc., 5.875%, 6/1/28(a)	35,147
50,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	56,696
		361,616

	Entertainment — 0.3%
22,000	Mattel, Inc., 3.750%, 4/1/29(a)	22,935

	Equity Real Estate Investment Trusts (REITS) — 10.7%
157,000	American Tower Trust, 3.652%, 3/23/28(a)	167,197
52,000	Crown Castle International Corp., 3.300%, 7/1/30	55,371
52,000	Federal Realty Investment Trust, 3.500%, 6/1/30	56,358
11,000	iStar, Inc., 4.750%, 10/1/24	11,633
44,000	iStar, Inc., 5.500%, 2/15/26	45,980
118,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	121,952
36,000	Kennedy-Wilson, Inc., 4.750%, 2/1/30	36,630
37,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 4.750%, 6/15/29(a)	36,815
112,000	Physicians Realty L.P., 4.300%, 3/15/27	126,620
52,000	Sabra Health Care L.P., 5.125%, 8/15/26	58,218
8,000	Starwood Property Trust, Inc., 3.625%, 7/15/26(a)	8,030
39,000	Tanger Properties L.P., 2.750%, 9/1/31	37,681
		762,485

	Food Products — 0.9%
57,000	Smithfield Foods, Inc., 5.200%, 4/1/29(a)	65,394

	Health Care Providers & Services — 1.6%
39,000	Bausch Health Cos., Inc., 5.000%, 1/30/28(a)	37,000
71,000	HCA, Inc., 5.000%, 3/15/24	77,911
		114,911

	Hotels, Restaurants & Leisure — 1.3%
50,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(a)	49,250
45,000	Prime Security Services Borrower, LLC/ Prime Finance, Inc., 6.250%, 1/15/28(a)	46,520
		95,770

	Insurance — 9.0%
160,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	172,643
47,000	Enstar Group, Ltd., 3.100%, 9/1/31	46,105
81,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/1/25(a)	92,002

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Insurance — (continued)
$27,000	Global Atlantic Fin Co., 3.125%, 6/15/31(a)	$27,346
14,000	MGIC Investment Corp., 5.250%, 8/15/28	14,939
96,000	Radian Group, Inc., 4.875%, 3/15/27	104,628
43,000	Sammons Financial Group, Inc., 3.350%, 4/16/31(a)	44,644
36,000	SBL Holdings, Inc., 5.000%, 2/18/31(a)	38,369
93,000	Symetra Financial Corp., 4.250%, 7/15/24	100,111
		640,787

	Internet & Direct Marketing Retail — 0.5%
35,000	Uber Technologies, Inc., 4.500%, 8/15/29(a)	35,184

	IT Services — 0.6%
38,000	Fiserv, Inc., 2.750%, 7/1/24	40,006

	Media — 3.6%
59,000	Charter Communications Operating, LLC/ Charter Communications Operating Capital, 4.200%, 3/15/28	65,849
56,000	Comcast Corp., 1.950%, 1/15/31	55,071
53,000	Discovery Communications, LLC, 3.950%, 3/20/28	58,652
5,000	Univision Communications, Inc., 4.500%, 5/1/29(a)	5,081
70,000	ViacomCBS, Inc., 3.875%, 4/1/24	74,683
		259,336

	Metals & Mining — 2.1%
44,000	Freeport-McMoRan, Inc., 4.125%, 3/1/28	45,595
27,000	Kaiser Aluminum Corp., 4.500%, 6/1/31(a)	27,675
19,000	Novelis Corp., 3.250%, 11/15/26(a)	19,269
50,000	Nucor Corp., 3.950%, 5/1/28	56,114
2,000	Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(a)	2,050
		150,703

	Multi-Utilities — 2.6%
53,000	Entergy Louisiana, LLC, 4.440%, 1/15/26	58,993
66,000	Progress Energy, Inc., 3.150%, 4/1/22	66,451
56,000	Sempra Energy, 3.550%, 6/15/24	59,658
		185,102

	Oil, Gas & Consumable Fuels — 4.5%
23,000	Antero Resources Corp., 8.375%, 7/15/26(a)	26,053
42,000	Devon Energy Corp., 5.875%, 6/15/28(a)	46,285
63,000	Diamondback Energy, Inc., 3.500%, 12/1/29	67,310
34,000	EQT Corp., 3.125%, 5/15/26(a)	34,854
60,000	HollyFrontier Corp., 5.875%, 4/1/26	68,848
32,000	Ovintiv Exploration, Inc., 5.375%, 1/1/26	36,168
39,000	Schlumberger Investment SA, 2.650%, 6/26/30	40,192
		319,710

Continued

95

Sterling Capital Corporate Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Pharmaceuticals — 0.9%
$60,000	AbbVie, Inc., 3.600%, 5/14/25	$64,889

	Semiconductors & Semiconductor Equipment — 1.9%
60,000	Broadcom, Inc., 4.150%, 11/15/30	66,443
65,000	ON Semiconductor Corp., 3.875%, 9/1/28(a)	67,158
		133,601

	Software — 0.1%
5,000	Twilio, Inc., 3.625%, 3/15/29	5,115

	Specialty Retail — 0.8%
51,000	ERAC USA Finance, LLC, 3.800%, 11/1/25(a)	55,793

	Tobacco — 0.6%
40,000	BAT Capital Corp., 3.557%, 8/15/27	43,076

	Trading Companies & Distributors — 0.2%
11,000	H&E Equipment Services, Inc., 3.875%, 12/15/28(a)	10,972

	Total Corporate Bonds
	(Cost $6,646,414)	6,913,940

U.S. TREASURY BONDS — 0.5%
36,100	2.500%, 2/15/45	38,899

	Total U.S. Treasury Bonds
	(Cost $39,884)	38,899

Shares
PREFERRED STOCKS — 0.8%
	Equity Real Estate Investment Trusts (REITS) — 0.8%
2,189	Public Storage, 4.900%(c)	54,922

	Total Preferred Stocks
	(Cost $55,578)	54,922

MONEY MARKET FUND — 1.2%
87,884	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(e)	87,884

	Total Money Market Fund
	(Cost $87,884)	87,884

Total Investments — 99.3%
(Cost $6,829,760)		7,095,645
Net Other Assets (Liabilities) — 0.7%		47,886
NET ASSETS — 100.0%		$7,143,531

(a)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(e)	Represents the current yield as of report date.

MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

96

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES —_20.3%
$266,480	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 0.786%, (LIBOR USD 1-Month plus 0.70%), 12/25/35(a)	$266,519
230,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/24	233,343
351,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.740%, 4/18/25	360,614
225,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class B, 0.760%, 12/18/25	225,596
405,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/27	404,159
15,150	Argent Securities, Inc. Asset-Backed Pass- Through Certificates, Series 2005-W3, Class A2D, 0.766%, (LIBOR USD 1-Month plus 0.68%), 11/25/35(a)	15,143
212,448	ARI Fleet Lease Trust, Series 2018-A, Class A3, 2.840%, 10/15/26(b)	213,083
170,000	ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.680%, 3/15/30(b)	169,356
300,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	309,713
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2021-1A, Class A, 1.380%, 8/20/27(b)	498,701
16,400	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M2, 1.661%, (LIBOR USD 1-Month plus 1.58%), 12/25/34(a)	16,429
350,000	Carvana Auto Receivables Trust, Series 2021-P1, Class A4, 0.860%, 1/11/27	350,737
509,000	Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.270%, 3/10/27	507,717
500,000	Carvana Auto Receivables Trust, Series 2021-P3, Class B, 1.420%, 8/10/27	497,554
34,258	Chesapeake Funding II, LLC, Series 2018- 3A, Class A1, 3.390%, 1/15/31(b)	34,955
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	623,898
3,716	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.904%, 6/25/37	3,750
500,000	Enterprise Fleet Financing, LLC, Series 2019-2, Class A3, 2.380%, 2/20/25(b)	513,817
300,000	Enterprise Fleet Financing, LLC, Series 2021-2, Class A3, 0.740%, 5/20/27(b)	297,616
375,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(b)	374,151
350,000	Ford Credit Auto Owner Trust 2020- REV1, Series 2020-1, Class A, 2.040%, 8/15/31(b)	361,961

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$642,000	Ford Credit Auto Owner Trust 2020- REV2, Series 2020-2, Class A, 1.060%, 4/15/33(b)	$639,401
200,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(b)	199,544
145,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A4, 0.550%, 12/15/26(b)	143,864
795,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(b)	795,458
52,158	Home Equity Asset Trust, Series 2005- 7, Class M1, 0.761%, (LIBOR USD 1-Month plus 0.68%), 1/25/36(a)	52,138
10,480	Home Equity Asset Trust, Series 2005- 8, Class M1, 0.731%, (LIBOR USD 1-Month plus 0.65%), 2/25/36(a)	10,479
50,521	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.791%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	50,525
500,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(b)	516,811
630,000	OneMain Financial Issuance Trust 2019- 2, Series 2019-2A, Class A, 3.140%, 10/14/36(b)	673,498
480,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(b)	479,152
76,942	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005- WCW3, Class M1, 0.806%, (LIBOR USD 1-Month plus 0.72%), 8/25/35(a)	78,038
87,980	Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005- WHQ2, Class M2, 0.776%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	88,032
400,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class B, 0.690%, 3/17/25	400,908
530,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/26	533,315
300,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class B, 0.730%, 3/17/25	300,886
210,791	Saxon Asset Securities Trust, Series 2004- 3, Class M1, 0.984%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	211,070
500,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/46(b)	513,152
500,000	Toyota Auto Loan Extended Note Trust 2021-1, Series 2021-1A, Class A, 1.070%, 2/27/34(b)	498,744
81,978	U.S. Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	88,796

See accompanying Notes to the Financial Statements.

97

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$215,000	Wheels SPV 2, LLC, Series 2020-1A, Class A3, 0.620%, 8/20/29(b).	$215,213
	Total Asset Backed Securities (Cost $12,645,303)	12,767,836

COLLATERALIZED MORTGAGE OBLIGATIONS —_18.3%
67,955	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	70,562
34,900	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	35,967
9,815	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	9,805
41,487	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	43,482
71,158	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	73,648
54,086	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	61,209
192,600	Fannie Mae, Series 2003-21, Class OW, 4.000%, 3/25/33	210,275
682,000	Fannie Mae, Series 2008-2, Class PH, 5.500%, 2/25/38	815,334
527,000	Fannie Mae, Series 2009-28, Class HX, 5.000%, 5/25/39	613,549
380,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	429,427
367,213	Fannie Mae, Series 2011-74, Class QM, 4.500%, 11/25/40	385,293
585,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	602,482
578,443	Fannie Mae, Series 2013-91, Class DV, 3.000%, 10/25/26	606,891
177,935	Fannie Mae, Series 2016-85, Class GA, 2.500%, 10/25/45	185,923
890,156	Fannie Mae, Series 2017-26, Class CD, 3.500%, 1/25/43	905,750
900,000	Fannie Mae-Aces, Series 2017-M7, Class A2, 2.961%, 2/25/27(c)	967,736
26,862	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	27,334
95,164	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	109,212
165,756	Freddie Mac, Series 2768, Class PC, 4.000%, 3/15/34	176,797
136,010	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	152,524
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40	590,956
23,512	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	24,619
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	230,283

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$204,904	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	$217,184
400,000	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42	430,621
300,000	Freddie Mac, Series 4094, Class ME, 2.500%, 8/15/42	307,820
195,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	195,422
435,736	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	470,503
171,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	175,363
197,599	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	210,545
179,845	Freddie Mac, Series 4215, Class LD, 2.000%, 7/15/41	183,343
57,516	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	60,546
500,000	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43	510,370
460,951	Freddie Mac, Series 5115, Class G, 2.500%, 9/25/50	477,074
330,858	Freddie Mac Strips, Series 219, Class PO, 3/1/32	313,582
71,324	Ginnie Mae, Series 2004-69, Class GC, 5.500%, 4/20/34	80,252
11,698	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	11,882
275,000	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.102%, 10/26/48(b)(c)	283,838
179,088	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	185,309
26,837	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	24,447
19,584	RBSGC Mortgage Loan Trust, Series 2007- B, Class 3A1, 3.816%, 7/25/35(c)	19,639
	Total Collateralized Mortgage Obligations (Cost $11,288,080)	11,486,798

COMMERCIAL MORTGAGE-BACKED SECURITIES — 30.6%
589,492	Benchmark Mortgage Trust, Series 2020- B18, Class A5, 1.925%, 7/15/53	582,085
500,000	Benchmark Mortgage Trust, Series 2020- B21, Class A5, 1.978%, 12/17/53	493,629
589,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	643,550
700,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	768,296
365,000	Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.371%, 9/10/46(c)	388,702

Continued

98

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES— (continued)
$405,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	$430,693
500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58	545,808
376,163	COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3, 3.391%, 5/15/45	379,166
476,228	COMM 2012-CCRE3 Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	482,877
75,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A4, 4.258%, 8/10/50	79,698
75,000	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(c)	80,103
500,000	COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class A5, 3.828%, 7/15/47	536,790
125,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	126,697
266,000	COMM Mortgage Trust, Series 2014- CR20, Class A4, 3.590%, 11/10/47	284,048
520,000	COMM Mortgage Trust, Series 2014- UBS2, Class A5, 3.961%, 3/10/47	554,948
455,000	COMM Mortgage Trust, Series 2014- UBS4, Class A5, 3.694%, 8/10/47	485,388
250,000	COMM Mortgage Trust, Series 2017- COR2, Class A3, 3.510%, 9/10/50	274,308
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	541,530
365,270	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(c)	373,032
837,069	Ginnie Mae, Series 2014-126, Class A, 2.500%, 11/16/46	852,811
472,774	Ginnie Mae, Series 2019-79, Class V, 2.800%, 3/16/29	490,335
175,000	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43(b)	175,785
550,000	GS Mortgage Securities Trust, Series 2012- GCJ7, Class AS, 4.085%, 5/10/45	556,624
300,000	GS Mortgage Securities Trust, Series 2013- GC14, Class A5, 4.243%, 8/10/46	317,242
85,000	GS Mortgage Securities Trust, Series 2014- GC24, Class A5, 3.931%, 9/10/47	91,806
500,000	GS Mortgage Securities Trust, Series 2016- GS4, Class A4, 3.442%, 11/10/49(c)	543,730
272,000	GS Mortgage Securities Trust, Series 2020- GC47, Class A5, 2.377%, 5/12/53	278,032
500,000	GS Mortgage Securities Trust, Series 2020- GSA2, Class A5, 2.012%, 12/12/53	492,908

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES— (continued)
$214,195	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	$217,768
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	532,177
185,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(c)	202,854
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	107,782
300,167	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	320,967
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	550,323
149,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	159,419
435,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	492,340
279,333	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.041%, 7/15/53	277,633
300,000	OPG Trust, Series 2021-PORT, Class C, 0.932%, (LIBOR USD 1-Month plus 0.83%), 10/15/36(a)(b)	297,504
487,155	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	494,860
600,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/47	642,581
644,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	705,625
50,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	55,263
300,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	329,120
220,800	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5, 2.448%, 6/15/53	226,867
500,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C57, Class A4, 2.118%, 8/15/53	499,946
162,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.875%, 12/15/45	165,142

Continued

99

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$485,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2, 3.431%, 6/15/45	$490,430
200,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	203,901
84,650	WFRBS Commercial Mortgage Trust, Series 2013-UBS1, Class A4, 4.079%, 3/15/46(c)	89,686
302,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	326,206
	Total Commercial Mortgage-Backed Securities (Cost $19,195,873)	19,239,015

CORPORATE BONDS — 1.3%

	Diversified Telecommunication Services — 0.9%
493,750	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(b)	527,325

	Equity Real Estate Investment Trusts (REITS) — 0.4%
250,000	American Tower Trust, 3.652%, 3/23/28(b)	266,237
	Total Corporate Bonds (Cost $769,438)	793,562

MORTGAGE-BACKED SECURITIES — 32.1%

	Fannie Mae — 14.7%
495,294	3.590%, 1/1/24, Pool #BL1146	509,343
171,891	3.000%, 1/1/31, Pool #BA6574	181,615
455,879	4.500%, 3/1/34, Pool #CA3294	500,883
400,401	2.500%, 11/1/35, Pool #CA7939	419,245
80,660	5.500%, 6/1/38, Pool #984277	94,076
41,471	5.500%, 8/1/38, Pool #995072	48,426
53,489	4.500%, 9/1/39, Pool #AC1830	59,940
48,865	4.500%, 10/1/40, Pool #AE4855	54,770
98,503	3.500%, 2/1/41, Pool #AH5646	108,244
149,304	4.000%, 3/1/41, Pool #AH4008	165,060
399,046	2.500%, 5/1/41, Pool #MA4334	413,130
41,286	4.500%, 6/1/41, Pool #AC9298	46,406
133,088	5.000%, 7/1/41, Pool #AI5595.	151,371
193,872	4.000%, 9/1/41, Pool #AJ1717	214,449
167,224	3.500%, 6/1/42, Pool #AB5373	182,078
48,400	4.500%, 10/1/44, Pool #MA2066	53,574
154,073	4.000%, 12/1/44, Pool #MA2127	169,851
167,252	4.500%, 1/1/45, Pool #MA2158	184,702
178,165	3.500%, 3/1/45, Pool #AS4552	193,409
183,579	4.000%, 10/1/45, Pool #AL7487	200,997
131,024	4.000%, 11/1/46, Pool #MA2808	142,378
151,313	3.000%, 2/1/47, Pool #BE2329	160,089

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$96,277	4.000%, 5/1/47, Pool #BE9598	$104,053
96,053	4.500%, 11/1/47, Pool #BM3286	106,075
200,187	3.500%, 12/1/47, Pool #CA0833	212,511
107,638	4.500%, 5/1/48, Pool #CA1711	116,620
156,602	3.500%, 9/1/49, Pool #BJ9608	165,622
322,207	3.500%, 6/1/50, Pool #CA6097	341,431
344,621	3.000%, 7/1/50, Pool #CA6421	361,884
330,857	3.000%, 7/1/50, Pool #CA6422	346,232
671,009	2.500%, 8/1/50, Pool #FM4053	694,002
435,848	2.500%, 8/1/50, Pool #FM4055	451,046
426,829	3.000%, 9/1/50, Pool #CA7051	448,689
560,035	2.500%, 10/1/50, Pool #FM4702	580,619
640,264	2.500%, 3/1/51, Pool #FM6523	660,387
476,242	3.000%, 5/1/51, Pool #FM7346	498,918
		9,342,125

	Fannie Mae or Freddie Mac — 5.7%
2,000,000	2.000%, 10/1/51	2,004,062
1,500,000	2.500%, 10/1/51	1,545,703
		3,549,765

	Freddie Mac — 11.7%
60,920	4.000%, 11/1/32, Pool #ZS8993	66,264
270,025	3.500%, 5/1/35, Pool #ZA2378	292,231
191,051	4.000%, 5/1/37, Pool #ZA2461	208,664
25,641	5.500%, 10/1/39, Pool #ZI9359	29,833
43,294	5.000%, 4/1/40, Pool #ZI9910	49,543
79,024	5.500%, 4/1/40, Pool #ZA1042	91,639
35,340	5.000%, 8/1/40, Pool #ZA1056	40,078
91,373	4.000%, 11/1/40, Pool #ZJ0654	100,590
91,572	4.000%, 12/1/40, Pool #ZJ0811	100,807
209,756	3.500%, 8/1/42, Pool #ZL3508	228,690
847,719	3.000%, 12/1/42, Pool #Q14108	906,780
288,684	3.500%, 3/1/43, Pool #ZT1107	312,003
208,153	3.500%, 1/1/45, Pool #ZL8964	225,375
171,856	3.500%, 3/1/45, Pool #ZT1164	185,166
128,776	3.000%, 1/1/46, Pool #ZS4646	136,167
149,186	4.000%, 4/1/46, Pool #ZM1015	162,526
133,993	3.500%, 12/1/47, Pool #ZM5123	142,624
355,897	2.500%, 11/1/49, Pool #QA4396	367,063
163,520	3.000%, 1/1/50, Pool #QA6230	171,274
994,939	2.500%, 7/1/51, Pool #QC4230	1,029,607
456,994	3.000%, 7/1/51, Pool #RA5552	483,369
447,677	3.500%, 7/1/51, Pool #RA5549	477,969
1,372,557	3.000%, 8/1/51, Pool #SD8162	1,441,687
		7,249,949

	Ginnie Mae — 0.0%
9,750	4.000%, 12/20/40, Pool #755678	10,657

	Total Mortgage-Backed Securities (Cost $19,918,897)	20,152,496

Continued

100

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
U.S. TREASURY NOTES — 2.4%
$1,500,000	0.875%, 6/30/26	$1,494,082
	Total U.S. Treasury Notes (Cost $1,507,175)	1,494,082

Shares
MONEY MARKET FUND — 1.4%
862,998	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(d)	862,998
	Total Money Market Fund (Cost $862,998)	862,998
Total Investments —106.4% (Cost $66,187,764)		66,796,787
Net Other Assets (Liabilities) — (6.4)%		(4,045,424)
NET ASSETS — 100.0%		$62,751,363

(a)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2021. The maturity date reflected is the final maturity date.
(d)	Represents the current yield as of report date.

STEP	Step Coupon Bond
TBA	To Be Announced

Continued

101

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.2%
	North Carolina — 96.2%
$1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	$1,031,350
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,031,350
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,119,780
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,149,886
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,703,492
1,175,000	Buncombe County, NC, School Improvements, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/29	1,315,742
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,183,417
1,895,000	Cape Fear Public Utility Authority, Refunding Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/38	2,237,180
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,124,760
1,040,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/30	1,332,947
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/31	1,276,940
1,000,000	Charlotte, NC, Convention Facility, Refunding Revenue, Certification of Participation, Callable 6/1/29 @ 100, 5.000%, 6/1/32	1,272,840
2,275,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/33	2,864,566
1,520,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/34	1,913,726
2,180,000	Charlotte, NC, Refunding G.O., Series A, Callable 6/1/29 @ 100, 5.000%, 6/1/30	2,816,255
3,000,000	Charlotte, NC, Water & Sewer System Refunding Revenue, Callable 7/1/28 @ 100, 5.000%, 7/1/36	3,745,260
2,295,000	Charlotte, NC, Water & Sewer System Refunding Revenue, 5.000%, 7/1/27	2,852,846

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$3,100,000	Charlotte-Mecklenburg Hospital Authority (The), NC, Current Refunding Revenue, Series A, Callable 1/15/22 @ 100, 5.000%, 1/15/30	$3,142,067
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,444,300
1,350,000	Dare County, NC, School Improvements Revenue Bonds, Series A, Callable 6/1/30 @ 100, 4.000%, 6/1/32	1,649,727
2,500,000	Durham Capital Financing Corp., Refunding Revenue Limited Obligation, Callable 6/1/23 @ 100, 5.000%, 6/1/38	2,698,550
1,780,000	Durham Capital Financing Corp., Revenue Bonds, Repayment of Bank Loan, Correctional Facilities Improvements, Callable 10/1/28 @ 100, 5.000%, 10/1/30	2,251,059
1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,443,136
1,000,000	Elizabeth City State University, Board of Governors of NC, Advance Refunding Revenue Bonds (AGM), Callable 4/1/29 @ 100, 5.000%, 4/1/40	1,202,750
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,892,503
1,690,000	Fayetteville, NC, Public Works Commission, Multi-Utility Improvements Revenue, Callable 3/1/28 @ 100, 5.000%, 3/1/29	2,115,643
3,000,000	Forsyth County NC, Public Improvements, G.O., Series B, Callable 3/1/29 @ 100, 5.000%, 3/1/31	3,830,640
2,200,000	Forsyth County NC, Refunding Revenue, G.O., 5.000%, 7/1/26	2,658,084
2,000,000	Forsyth County NC, School Improvements G.O., Series B, 4.000%, 3/1/30	2,473,520
1,850,000	Gaston County, NC, Current Refunding G.O., 5.000%, 2/1/28	2,322,749
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	1,988,191
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,531,583
3,000,000	Johnston County, NC, Correctional Facilities Improvements, Current Refunding Revenue, Series A, 5.000%, 4/1/26	3,586,980

See accompanying Notes to the Financial Statements.

102

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$4,000,000	Mecklenburg County, NC, Public Improvements, School Improvements, G.O., Series B, 5.000%, 12/1/26	$4,894,000
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,403,970
1,465,000	Moore County, Advance Refunding Revenue, G.O., 5.000%, 6/1/28	1,854,133
1,250,000	New Hanover County, NC, Public Facilities Revenue Bonds, Series A, 5.000%, 2/1/26	1,488,750
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,163,530
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/34	1,411,575
1,100,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,168,948
840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	935,642
750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	861,855
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,202,387
1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	2,076,550
1,205,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/33	1,478,921
1,000,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/37	1,214,080
1,500,000	North Carolina Medical Care Commission, Health Care Facilities, Nursinghome Improvement Revenue Bonds, Series A, Callable 1/1/30 @ 100, 5.000%, 7/1/32	1,914,105

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$3,175,000	North Carolina Medical Care Commission, Health Care Facilities, Nursinghome Improvement Revenue Bonds, Series A, Callable 2/1/31 @ 100, 4.000%, 2/1/36	$3,814,794
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,869,043
1,960,000	North Carolina State, Advance Refunding G.O., Series A, Callable 6/1/26 @ 100, 5.000%, 6/1/27	2,346,120
3,100,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	3,806,025
4,385,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30	5,366,188
1,275,000	North Carolina State, Build North Carolina Programs, Highway Improvements Revenue Bonds, Series B, Callable 5/1/30 @ 100, 4.000%, 5/1/35	1,545,313
5,000,000	North Carolina State, Highway Improvements Revenue Bonds, Callable 3/1/31 @ 100, 4.000%, 3/1/34	6,024,400
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	3,087,403
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,190,300
2,000,000	North Carolina Turnpike Authority, Monroe Exressway System, Current Refunding Revenue, Callable 7/1/31 @ 100, 5.000%, 7/1/34	2,669,400
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,472,763
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,817,100
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), Callable 1/1/27 @ 100, 5.000%, 1/1/28	2,527,602
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,248,756
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,268,841
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,428,020

Continued

103

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	$1,601,190
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,723,948
1,000,000	Raleigh, NC, Refunding Revenue, Callable 2/1/26 @ 100, 5.000%, 2/1/27	1,185,330
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,329,378
1,135,000	Surry County, Correctional Facilities Improvements Revenue Bonds, Callable 10/1/31 @ 100, 4.000%, 10/1/34	1,387,106
1,025,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 4.000%, 6/1/35	1,203,832
720,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 5.000%, 6/1/30	918,569
1,010,000	Town of Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,146,724
870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	1,006,912
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,006,070
2,235,000	Union County, NC, Enterprise Systems, Water Utility Improvements, Refunding Revenue, Series A, Callable 6/1/29 @ 100, 4.000%, 6/1/38	2,635,780
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,248,857
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,101,770
1,500,000	University of North Carolina at Chapel Hill, Current Refunding Revenue Bonds, Series B, Callable 12/1/31 @ 100, 5.000%, 12/1/36	2,016,630
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	1,891,247
410,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 8/2/21 @ 100 (Assured Guaranty), 5.250%, 10/1/24	411,546
1,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	2,396,232

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	$1,977,509
2,025,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/29 @ 100, 5.000%, 3/1/30	2,598,561
1,000,000	Wake County, NC, Public Improvements, Refunding Notes, G.O., Series A, 5.000%, 3/1/28	1,263,800
2,000,000	Wake County, NC, School Improvements, Revenue Bonds, Callable 9/1/29 @ 100, 5.000%, 9/1/30	2,590,300
1,270,000	Wake County, NC, School Improvements, Revenue Bonds, Series A, 5.000%, 9/1/29	1,655,686
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,193,064
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,032,030
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,119,780
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,311,149
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,103,319
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,023,170
	Total Municipal Bonds (Cost $171,502,101)	179,833,822

Shares
MONEY MARKET FUND — 2.8%
5,319,676	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(a)	5,319,676
	Total Money Market Fund (Cost $5,319,676)	5,319,676
Total Investments —99.0% (Cost $176,821,777)		185,153,498
Net Other Assets (Liabilities) — 1.0%		1,919,903
NET ASSETS — 100.0%		$187,073,401

(a)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation

Continued

104

Sterling Capital South Carolina Intermediate Tax-Free Fund

 Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS —_98.1%
	South Carolina —_98.1%
$1,000,000	Aiken County, SC, Consolidated School District, School Improvements G.O., Series A, Callable 4/1/29 @ 100, (SCSDE), 4.000%, 4/1/34	$1,189,420
1,000,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/31	1,191,900
850,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/33	1,003,391
1,515,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	1,746,053
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,155,450
1,000,000	Camden, SC, Combined Public Utility System Revenue, Current Refunding Revenue Bonds, (AGM), 4.000%, 3/1/30	1,219,680
1,215,000	Charleston, SC, Waterworks & Sewer System Revenue, Advance Refunding Revenue, Series A, Callable 7/1/26 @ 100, 4.000%, 1/1/41	1,373,679
450,000	Charleston County, Airport District Port, Airport & Marina Improvements Revenue, Callable 7/1/29 @ 100, 5.000%, 7/1/30	575,820
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,056,040
1,235,000	Charleston County Park & Recreation Commission, Recreational Facility Improvements G.O., 4.000%, 2/1/29	1,501,748
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,237,540
2,000,000	Charleston, SC, Waterworks & Sewer System Revenue, Water Utility Improvements Revenue Bonds, Callable 1/1/30 @ 100, 5.000%, 1/1/44	2,525,400
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,513,467
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,112,200
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,223,940

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,650,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/28 @ 100, 5.000%, 2/1/48	$2,070,767
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,133,110
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	1,237,445
1,000,000	Georgetown County, SC, School District, School Improvements, G.O., Callable 3/1/28 @ 100 (SCSDE), 4.000%, 3/1/30	1,185,720
1,000,000	Georgetown County, SC, School District, School Improvements, Refunding Notes, G.O., Callable 3/1/28 @ 100, (SCSDE), 4.000%, 3/1/31	1,182,480
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,056,160
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 5/1/24 @ 100, 5.000%, 5/1/31	1,571,768
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,023,420
2,025,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	2,161,728
1,040,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,142,274
1,855,000	Lancaster County SC, Lancaster School District, School Improvements, G.O. (SCSDE), Callable 3/1/27 @ 100, 4.000%, 3/1/28	2,162,930
1,600,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,760,992
1,000,000	Lexington County, School District No. 1, G.O., Series B, Callable 2/1/29 @ 100, (SCSDE), 5.000%, 2/1/32	1,266,640
1,500,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/29	1,832,730
1,345,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/30	1,639,380
1,085,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,283,479

See accompanying Notes to the Financial Statements.

105

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	$1,622,615
565,000	North Charleston, SC, Tax Increment Pledge, Public Improvements, Tax Allocation, 5.000%, 10/1/28	719,703
1,485,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29	1,811,700
1,570,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,748,964
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,009,070
1,640,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100, (SCSDE), 4.000%, 3/1/29	1,908,648
1,000,000	Richland County, SC, School District No. 2, School Improvements, G.O., Series A, Callable 3/1/29 @ 100, (SCSDE), 4.000%, 3/1/30	1,207,310
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @ 100 (AGM), 5.000%, 1/1/23	1,011,660
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/33	1,067,090
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,705,395
470,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 4.000%, 6/1/24	511,933
585,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/22	602,304
625,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/25	720,900
600,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/24	683,172
490,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/25	575,451
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	795,546

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	$993,106
1,540,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/44	1,849,663
1,000,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/49	1,194,450
1,000,000	South Carolina Public Service Authority, Electricity, Lighting & Power Improvements, Refunding Revenue Bonds, Series A, Callable 12/1/30 @ 100, 4.000%, 12/1/40	1,168,880
1,000,000	South Carolina Public Service Authority, Electricity, Lighting & Power Improvements, Refunding Revenue Bonds, Series A, Callable 12/1/30 @ 100, 4.000%, 12/1/42	1,160,390
1,400,000	South Carolina State Fiscal Accountability Authority, Department of Mental Health Project, Callable 4/1/27 @ 100, 5.000%, 10/1/37	1,697,808
1,470,000	South Carolina State Housing Finance & Development Authority, Refunding Revenue, Series A, 5.000%, 7/1/30	1,864,372
1,250,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, 5.000%, 10/1/23	1,368,312
1,000,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, Callable 10/1/27 @ 100 (AGM-CR), 5.000%, 10/1/38	1,221,560
1,740,000	Spartanburg, SC, Water System Revenue, Water Utility Improvements Refunding Revenue, Series B, Callable 6/1/27 @ 100, 5.000%, 6/1/39	2,107,453
1,235,000	State of South Carolina, Refunding Revenue, G.O., Series D, Callable 4/1/26 @ 100 (State Aid Withholding), 5.000%, 4/1/28	1,470,453
1,245,000	State of South Carolina, University & College Improvements G.O., Citadel Military College of South Carolina, Series, 5.000%, 4/1/28	1,574,888

Continued

106

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	$1,487,309
1,150,000	Town of Mount Pleasant, SC, Public Facilities, G.O., Callable 6/1/28 @ 100, 5.000%, 6/1/30	1,443,284
	Total Municipal Bonds (Cost $77,549,481)	81,640,140

Shares		Fair Value
MONEY MARKET FUND — 0.9%
780,694	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(a)	$780,694
	Total Money Market Fund (Cost $780,694)	780,694
Total Investments —99.0% (Cost $78,330,175)		82,420,834
Net Other Assets (Liabilities) — 1.0%		840,978
NET ASSETS — 100.0%		$83,261,812

(a)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation
SCAGO	South Carolina Association of Governmental Organizations
SCSDE	South Carolina School District Enhancement

Continued

107

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.0%
	District of Columbia —_4.4%
$1,450,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	$1,753,152
1,460,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Series A, Callable 7/15/30 @ 100, 5.000%, 7/15/33	1,903,679
		3,656,831
	Virginia —_92.6%
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	1,784,149
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,528,722
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,645,098
1,450,000	Arlington County, VA, Public Improvements G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,788,880
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29	1,852,230
1,000,000	Campbell County Industrial Development Authority, Public Facilities, School Improvements Revenue, Callable 6/1/30 @ 100, 5.000%, 6/1/32	1,288,580
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	2,188,286
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,274,170
1,085,000	Chesapeake Hospital Authority, VA, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.000%, 7/1/29	1,374,424
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,177,900
1,000,000	Chesterfield County, VA, School Public Improvement, Advance Refunding, G.O., Callable 1/1/26 @ 100, 5.000%, 1/1/28	1,189,290
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,248,016

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,500,000	Fairfax County, VA, Public Improvement, Refunding G.O., Series A, Callable 4/1/26 @ 100, (State Aid Withholding), 4.000%, 10/1/26	$1,727,805
2,000,000	Fairfax County, VA, School District, School Public Improvements G.O., Series A, Callable 4/1/29 @ 100 (State Aid Withholding), 5.000%, 10/1/31	2,572,060
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,118,830
840,000	Fredericksburg Economic Development Authority, VA, Medicorp Health Systems Obligation, Refunding Revenue Bonds, 5.250%, 6/15/22	868,661
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,835,490
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,152,110
1,755,000	Loudoun County, VA, Current Refunding G.O., Series B, 4.000%, 12/1/31	2,227,253
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,140,650
1,365,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,427,708
1,250,000	Loudoun County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,483,238
1,415,000	Manassas, VA, Public Improvements, Current Refunding G.O., (State Aid Withholding), 5.000%, 1/1/29	1,818,303
1,810,000	Manassas, VA, Public Improvements, Public Facilities G.O., Callable 7/1/29 @ 100 (State Aid Withholding), 4.000%, 7/1/33	2,162,805
1,500,000	Newport News, VA, Public Improvements, G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	1,918,935
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,051,620

See accompanying Notes to the Financial Statements.

108

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Inc., Current Refunding Revenue Bonds, Series B, Callable 11/1/28 @ 100, 4.000%, 11/1/48	$1,127,060
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,050,720
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,535,071
1,445,000	Norfolk, VA, Public Improvements, G.O., Callable 8/1/28 @ 100 (State Aid Withholding), 5.000%, 8/1/47	1,841,797
2,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30	2,434,300
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/26	1,469,349
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,226,400
1,250,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	1,486,675
2,000,000	Richmond, VA, School Improvements, Refunding G.O., Series A, 5.000%, 7/15/29	2,605,620
1,200,000	Southampton County Industrial Development Authority, Current Refunding Revenue Bonds, Southampton County Capital, 5.000%, 12/1/28	1,524,828
1,265,000	Virginia Beach, VA, Advance Refunding, G.O., Series B, Callable 9/15/25 @ 100, (State Aid Withholding), 5.000%, 9/15/26	1,490,777
1,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	1,523,775
1,850,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,233,523
1,500,000	Virginia Commonwealth Transportation Board, Capital Projects, Highway Improvements, Revenue Bonds, Callable 5/15/29 @ 100, 5.000%, 5/15/30	1,937,205

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,215,000	Virginia Commonwealth Transportation Board, Federal Highway Transportation Grant, Callable 9/15/26 @ 100, 5.000%, 9/15/30	$1,465,667
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,464,500
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100, 5.000%, 8/1/26	1,777,640
1,000,000	Virginia Public School Authority, School Improvements Revenue Bonds, (State Aid Withholding), 4.000%, 10/1/29	1,223,320
1,000,000	Virginia Public School Authority, School Improvements, Revenue Bonds, Series A, Callable 8/1/29 @ 100, 4.000%, 8/1/32	1,208,560
765,000	Western Regional Jail Authority, Prerefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	904,758
760,000	Western Regional Jail Authority, Unrefunded Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	901,808
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	1,014,778
		76,293,344
	Total Municipal Bonds (Cost $75,991,779)	79,950,175

Shares
MONEY MARKET FUND —_2.1%
1,758,856	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(a)	1,758,856
	Total Money Market Fund (Cost $1,758,856)	1,758,856
Total Investments —99.1% (Cost $77,750,635)		81,709,031
Net Other Assets (Liabilities) — 0.9%		710,735
NET ASSETS — 100.0%		$82,419,766

(a)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation

Continued

109

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.4%
	West Virginia — 97.4%
$550,000	Berkeley County, WV, Board of Education, Current Refunding G.O., 5.000%, 5/1/25	$632,764
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,133,315
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,613,265
145,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 8/2/21 @ 100, 5.000%, 3/1/22	145,625
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,291,302
2,500,000	Cabell County Board of Education, School Improvements G.O., (AGM West Virginia Board Commission), 3.000%, 6/1/29	2,809,050
400,000	Fairmont, WV, Water Revenue, Current Refunding Revenue, Series A, (BAM), 3.000%, 7/1/23	415,456
530,000	Fairmont, WV, Water Revenue, Current Refunding Revenue, Series A, (BAM), 3.000%, 7/1/24	559,500
1,535,000	Jefferson County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 3.000%, 6/1/29	1,723,575
1,500,000	Marshall University, WV, University & College Improvements Revenue Bonds, Series A, (AGM), 5.000%, 5/1/30	1,937,925
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,027,680
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	693,684
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	991,711
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,293,400

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$705,000	Morgantown Utility Board, WV, Combined Water Utility Improvements Revenue, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/34	$872,818
660,000	Morgantown Utility Board, WV, Refunding Revenue Green Bonds, Series A, (BAM), 4.000%, 12/1/27	776,147
555,000	Morgantown Utility Board, WV, Refunding Revenue Green Bonds, Series A, (BAM), 4.000%, 12/1/29	671,877
2,275,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/30	2,553,005
1,845,000	Ohio County, WV, Board of Education, School Improvements G.O., Callable 6/1/29 @ 100, (West Virginia Board Commission), 3.000%, 6/1/31	2,059,573
1,810,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 4.000%, 6/1/29	2,184,326
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	1,013,660
1,020,000	Pleasants County, WV, Board of Education, Current Refunding G.O., 3.000%, 5/1/25	1,109,179
1,425,000	Pleasants County, WV, Board of Education, Current Refunding G.O., 3.000%, 5/1/26	1,574,197
960,000	Putnam Public Service District, WV, Current Refunding Revenue Bonds, Callable 11/1/30 @ 100, (BAM), 3.000%, 11/1/31	1,060,493
1,210,000	Putnam Public Service District, WV, Current Refunding Revenue Bonds, Sewer Improvements, Series B, Callable 4/1/28 @ 100, (BAM), 3.000%, 4/1/30	1,328,991
695,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	781,507
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,420,228
1,775,000	State of West Virginia, Current Refunding G.O., Series A, 5.000%, 6/1/24	1,996,165
800,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 6/1/32	1,022,976

See accompanying Notes to the Financial Statements.

110

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$2,000,000	State of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/33	$2,546,140
1,000,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/35	1,267,450
1,765,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 4.000%, 6/1/43	2,036,775
2,000,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/39	2,478,300
1,000,000	State of West Virginia, General Fund, Highway Improvements G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 6/1/36	1,241,850
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/25	2,062,140
3,185,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	3,283,958
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,414,808
1,500,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/35	1,860,960
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,173,533
1,000,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/30	1,212,310
750,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/36	898,972

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$775,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	$958,187
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @ 100, 5.000%, 9/1/25	1,056,595
1,250,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/29 @ 100, 5.000%, 9/1/39	1,517,338
1,315,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue Bonds, 5.000%, 6/1/26	1,573,437
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,169,500
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	565,800
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	695,646
1,700,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, 5.000%, 6/1/26	2,041,887
1,000,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements Revenue Bonds, Callable 6/1/28 @ 100, 5.000%, 6/1/35	1,238,650
2,065,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/39	2,535,159
1,720,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/43	2,095,665
1,500,000	West Virginia State School Building Authority Lottery Revenue, School Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/29	1,899,360

Continued

111

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2021

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,050,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	$1,149,225
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,760,305
1,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/32	1,278,540
2,000,000	West Virginia University, University Projects, University & College Improvements Revenue, Callable 10/1/29 @ 100, 5.000%, 10/1/33	2,549,160
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,603,807
515,000	West Virginia Water Development Authority, Chesapeake Bay/Greenbrier River, Water Utility Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/25	581,363
1,170,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	1,330,735
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,174,990
1,000,000	Wheeling, WV, Waterworks & Sewerage System Revenue, Multi-Utility Improvements Revenue Bonds, Series A, Callable 6/1/31 @ 100, (BAM), 4.000%, 6/1/41	1,194,140
1,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,351,600
	Total Municipal Bonds (Cost $88,456,076)	92,491,679

Shares		Fair Value
MONEY MARKET FUND — 1.6%
1,530,700	Federated Treasury Obligations Fund, Institutional Shares, 0.01%(a)	$1,530,700
	Total Money Market Fund (Cost $1,530,700)	1,530,700
Total Investments —99.0% (Cost $89,986,776)		94,022,379
Net Other Assets (Liabilities) — 1.0%		988,878
NET ASSETS — 100.0%		$95,011,257

(a)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual
G.O.	General Obligation
OID	Original Issue Discount

Continued

112

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113

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2021

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$33,165,909	$76,562,615
Foreign currency, at value (cost $—, $—, $—, $—, $—, $286,257 and $—, respectively)	—	—
Dividends receivable	39,102	40,961
Receivable for investments sold	—	—
Receivable for capital shares issued	2,020	3,575
Prepaid and other expenses	19,996	12,472
Total Assets	33,227,027	76,619,623
Liabilities:
Payable for investments purchased	—	—
Payable for capital shares redeemed	3,216	11,695
Accrued expenses and other payables:
Investment advisory fees	12,625	38,409
Administration fees	2,285	5,486
Compliance service fees.	114	157
Distribution (12b-1) fees	6,775	5,874
Accounting out-of-pocket fees	675	590
Audit fees	1,791	4,809
Custodian fees	569	1,377
Printing fees	1,311	2,968
Transfer agent fees	254	6,805
Other fees and liabilities.	—	2,663
Total Liabilities	29,615	80,833
Net Assets	$33,197,412	$76,538,790
Net Assets Consist of:
Capital	$47,179,467	$46,864,410
Total distributable earnings	(13,982,055)	29,674,380
Net Assets	$33,197,412	$76,538,790
Net Assets
Class A Shares	$30,869,776	$23,421,020
Class C Shares	304,431	1,100,622
Institutional Shares	2,022,593	51,606,525
Class R Shares	–	8,165
Class R6 Shares	612	402,458
Total	$33,197,412	$76,538,790
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,356,899	1,170,252
Class C Shares	13,915	65,267
Institutional Shares	88,097	2,516,750
Class R Shares	—	428
Class R6 Shares	27	19,583
Total	1,458,938	3,772,280
Net Asset Value
Class A Shares - redemption price per share	$22.75	$20.01
Class C Shares - offering price per share*	$21.88	$16.86
Institutional Shares	$22.96	$20.51
Class R Shares	$—	$19.08
Class R6 Shares	$22.99 **	$20.55
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$24.14	$21.23
(a) Investments at cost	$27,684,010	$51,494,120

*	Redemption price per share varies by length of time shares are held.
**	Class R6 Shares of Sterling Capital Behavioral Large Cap Value Equity Fund and Class R Shares of Sterling Capital Special Opportunities Fund net asset values are calculated using unrounded net assets $611.46, and $1,412.34, divided by unrounded shares 26.60, and 42.05, respectively.

See accompanying Notes to the Financial Statements.

114

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund

$105,891,629	$669,680,095		$2,235,787,991	$85,936,982	$11,201,625
—	—		—	283,769	—
157,503	345,423		2,640,102	783,497	5,542
—	1,114,338		—	—	—
2,907	352,518		2,421,430	—	298
11,495	19,312		44,826	2,307	2,018
106,063,534	671,511,686		2,240,894,349	87,006,555	11,209,483

—	1,436,852		1,781,124	—	—
3,250	729,610		1,868,936	—	562

60,303	374,564		1,034,968	29,466	3,578
4,550	46,468		156,569	2,718	827
204	726		2,138	164	94
1,631	122,043		167,765	152	2,378
1,436	3,114		9,311	6,092	—
7,344	38,875		122,659	5,344	766
2,237	10,662		34,933	10,747	208
4,122	26,323		75,546	3,893	513
5,293	49,211		217,480	2,574	1,002
3,954	23,474		70,758	3,324	385
94,324	2,861,922		5,542,187	64,474	10,313
$105,969,210	$668,649,764		$2,235,352,162	$86,942,081	$11,199,170

$80,856,974	$278,929,551		$1,380,046,394	$84,876,112	$6,890,821
25,112,236	389,720,213		855,305,768	2,065,969	4,308,349
$105,969,210	$668,649,764		$2,235,352,162	$86,942,081	$11,199,170

$7,212,254	$355,672,741		$460,034,105	$489,715	$5,094,523
38,448	52,182,324		81,338,256	54,222	1,513,444
14,638,702	216,341,137		1,622,233,143	661,938	4,591,203
260,711	1,412		1,358,728	–	–
83,819,095	44,452,150		70,387,930	85,736,206	–
$105,969,210	$668,649,764		$2,235,352,162	$86,942,081	$11,199,170

372,288	10,635,456		17,311,332	49,995	316,775
2,083	1,977,285		3,090,223	5,593	97,414
747,786	6,079,530		60,847,314	67,508	282,457
13,603	42		51,542	—	—
4,276,100	1,251,886		2,638,819	8,738,214	—
5,411,860	19,944,199		83,939,230	8,861,310	696,646

$19.37	$33.44		$26.57	$9.80	$16.08
$18.46	$26.39		$26.32	$9.69	$15.54
$19.58	$35.59		$26.66	$9.81	$16.25
$19.17	$33.59	**	$26.36	$—	$—
$19.60	$35.51		$26.67	$9.81	$—
5.75%	5.75%		5.75%	5.75%	5.75%
$20.55	$35.48		$28.20	$10.39	$17.06
$82,494,572	$357,470,489		$1,401,302,666	$78,716,812	$7,788,188

115

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2021

	Sterling Capital Stratton Mid Cap Value Fund		Sterling Capital Stratton Real Estate Fund
Assets:
Investments at fair value (a)	$65,869,782		$96,983,545
Cash	—		—
Interest and dividends receivable	77,817		256,218
Receivable for investments sold	—		—
Receivable for capital shares issued	500		6,845
Prepaid and other expenses	7,854		8,808
Total Assets	65,955,953		97,255,416
Liabilities:
Cash overdraft	28,170		148,175
Distributions payable.	—		—
Payable for investments purchased	—		—
Payable for capital shares redeemed	884		36,660
Accrued expenses and other payables:
Investment advisory fees	33,319		48,491
Administration fees	4,790		7,273
Compliance service fees.	144		180
Distribution (12b-1) fees	80		322
Audit fees	3,982		6,057
Transfer agent fees	3,333		6,781
Other fees and liabilities.	6,580		9,541
Total Liabilities	81,282		263,480
Net Assets	$65,874,671		$96,991,936
Net Assets Consist of:
Capital	$29,391,555		$42,762,077
Total distributable earnings	36,483,116		54,229,859
Net Assets	$65,874,671		$96,991,936
Net Assets
Class A Shares	$369,200		$718,534
Class C Shares	2,880		182,309
Institutional Shares	65,502,591		96,075,090
Class R Shares	–		–
Class R6 Shares	–		16,003
Total.	$65,874,671		$96,991,936
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	4,706		15,591
Class C Shares	38		3,994
Institutional Shares	830,037		2,079,896
Class R Shares	—		—
Class R6 Shares	—		345
Total.	834,781		2,099,826
Net Asset Value
Class A Shares - redemption price per share	$78.45		$46.09
Class C Shares - offering price per share*	$76.32	**	$45.65
Institutional Shares	$78.92		$46.19
Class R Shares	$—		$—
Class R6 Shares	$—		$46.33	**
Maximum Sales Charge - Class A Shares	5.75%		5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$83.24		$48.90
(a) Investments at cost	$34,282,649		$49,303,906

*	Redemption price per share varies by length of time shares are held.
**	Class C Shares of Sterling Capital Stratton Mid Cap Value Fund, Class R6 Shares of Sterling Capital Stratton Real Estate Fund, Class C Shares of Sterling Capital Stratton Small Cap Value Fund net asset values are calculated using unrounded net assets $2,880.15, $16,002.81, and $374,968.91, divided by unrounded shares 37.738, 345.40, and 4,718.51, respectively.

See accompanying Notes to the Financial Statements.

116

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund

$521,398,915		$41,082,986	$197,046,215	$20,109,233	$1,565,352,927
—		88,929	—	—	21,286
639,083		168,250	1,029,297	72,194	7,086,808
—		—	—	—	29,771,508
43,002		170,067	60,023	—	1,663,605
17,752		8,489	13,526	5,139	36,119
522,098,752		41,518,721	198,149,061	20,186,566	1,603,932,253

—		—	—	—	—
—		11,148	63,850	2,011	809,234
—		1,779,182	928,213	385,971	46,293,561
70,583		288	284,066	4,079	1,973,561

327,508		5,973	32,436	1,962	313,722
37,280		2,582	13,488	1,407	81,862
572		113	264	100	1,540
1,043		1,436	1,736	805	17,356
32,031		2,019	11,812	1,335	102,450
53,081		1,158	5,620	790	86,427
52,893		3,683	31,197	3,778	197,953
574,991		1,807,582	1,372,682	402,238	49,877,666
$521,523,761		$39,711,139	$196,776,379	$19,784,328	$1,554,054,587

$58,138,301		$40,780,114	$203,146,216	$20,675,359	$1,505,919,575
463,385,460		(1,068,975)	(6,369,837)	(891,031)	48,135,012
$521,523,761		$39,711,139	$196,776,379	$19,784,328	$1,554,054,587

$3,468,183		$7,218,865	$4,418,990	$3,388,424	$60,694,462
374,969		–	988,157	123,577	5,377,990
514,025,036		32,492,274	161,804,043	16,272,327	1,139,676,320
–		–	–	–	34,487
3,655,573		–	29,565,189	–	348,271,328
$521,523,761		$39,711,139	$196,776,379	$19,784,328	$1,554,054,587

41,780		738,487	508,976	346,486	5,495,908
4,719		—	113,879	12,661	486,233
6,150,351		3,321,763	18,640,150	1,662,964	103,155,317
—		—	—	—	3,134
43,664		—	3,404,329	—	31,528,212
6,240,514		4,060,250	22,667,334	2,022,111	140,668,804

$83.01		$9.78	$8.68	$9.78	$11.04
$79.47	**	$—	$8.68	$9.76	$11.06
$83.58		$9.78	$8.68	$9.79	$11.05
$—		$—	$—	$—	$11.00
$83.72		$—	$8.68	$—	$11.05
5.75%		0.50%	2.00%	2.00%	5.75%
$88.07		$9.82	$8.86	$9.98	$11.72
$164,076,747		$41,129,387	$195,783,506	$19,779,366	$1,525,632,056

117

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2021

	Sterling Capital Corporate Fund	Sterling Capital Quality Income Fund
Assets:
Investments at fair value (a)	$7,095,645	$66,796,787
Interest and dividends receivable	69,124	149,014
Receivable for investments sold	4,020	—
Receivable for capital shares issued	—	—
Prepaid and other expenses	5,449	7,117
Total Assets	7,174,238	66,952,918
Liabilities:
Cash overdraft	—	259
Distributions payable.	12,129	60,820
Payable for investments purchased	6,000	4,081,789
Payable for capital shares redeemed	1,906	25,754
Accrued expenses and other payables:
Investment advisory fees	1,864	16,115
Administration fees	511	4,503
Compliance service fees.	89	138
Distribution (12b-1) fees	130	8
Accounting out-of-pocket fees	7,418	3,529
Other fees and liabilities.	660	8,640
Total Liabilities	30,707	4,201,555
Net Assets	$7,143,531	$62,751,363
Net Assets Consist of:
Capital	$6,288,510	$64,065,865
Total distributable earnings	855,021	(1,314,502)
Net Assets	$7,143,531	$62,751,363
Net Assets
Class A Shares	$631,783	$29,393
Class C Shares	3,483	3,495
Institutional Shares	6,508,265	62,718,475
Total.	$7,143,531	$62,751,363
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	60,124	2,929
Class C Shares	332	348
Institutional Shares	619,597	6,242,302
Total.	680,053	6,245,579
Net Asset Value
Class A Shares - redemption price per share	$10.51	$10.04
Class C Shares - offering price per share*	$10.49	$10.03 **
Institutional Shares	$10.50	$10.05
Maximum Sales Charge - Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.72	$10.24
(a) Investments at cost	$6,829,760	$66,187,764

*	Redemption price per share varies by length of time shares are held.
**	Class C Shares of Sterling Capital Quality Income Fund and Class C Shares of Sterling Capital Virginia Intermediate Tax-Free Fund net asset values are calculated using unrounded net assets $3,494.36, and $56,740.94, divided by unrounded shares 348.32, and 4,738.32, respectively.

See accompanying Notes to the Financial Statements.

118

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund

$185,153,498	$82,420,834	$81,709,031		$94,022,379
2,193,359	983,801	857,544		1,231,039
—	—	—		—
100,038	—	15		14,388
7,523	6,265	6,448		6,747
187,454,418	83,410,900	82,573,038		95,274,553

—	—	—		—
125,395	71,199	73,515		91,136
—	—	—		—
141,655	26,911	29,326		113,002

54,036	24,091	23,884		27,605
13,321	5,934	5,886		6,804
254	159	158		174
7,767	2,847	3,623		5,644
3,842	1,323	1,444		565
34,747	16,624	15,436		18,366
381,017	149,088	153,272		263,296
$187,073,401	$83,261,812	$82,419,766		$95,011,257

$178,929,348	$79,187,111	$78,310,314		$90,886,669
8,144,053	4,074,701	4,109,452		4,124,588
$187,073,401	$83,261,812	$82,419,766		$95,011,257

$31,234,199	$11,203,720	$17,292,008		$27,207,993
1,541,998	603,226	56,741		24,940
154,297,204	71,454,866	65,071,017		67,778,324
$187,073,401	$83,261,812	$82,419,766		$95,011,257

2,846,661	983,178	1,443,827		2,666,613
140,642	52,962	4,738		2,444
14,063,039	6,313,982	5,434,811		6,635,369
17,050,342	7,350,122	6,883,376		9,304,426

$10.97	$11.40	$11.98		$10.20
$10.96	$11.39	$11.97	**	$10.20
$10.97	$11.32	$11.97		$10.21
2.00%	2.00%	2.00%		2.00%
$11.20	$11.63	$12.22		$10.41
$176,821,777	$78,330,175	$77,750,635		$89,986,776

119

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2021

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Dividend income	$334,011	$813,710
Foreign tax withholding	(56)	(210)
Total investment income	333,955	813,500
Expenses:
Investment advisory fees (See Note 4)	144,428	494,200
Administration fees (See Note 4)	28,552	69,790
Distribution fees - Class A Shares (See Note 4)	73,897	58,498
Distribution fees - Class C Shares (See Note 4)	3,737	15,110
Distribution fees - Class R Shares (See Note 4)	—	35
Compliance service fees (See Note 4)	847	1,395
Trustee fees	3,621	8,800
Accounting and out-of-pocket fees	3,251	3,442
Audit fees	1,997	4,868
Custodian fees	788	3,924
Fund accounting fees (See Note 4)	2,407	5,885
Interest expense (See Note 7)	6	—
Legal fees	3,413	8,711
Printing fees	3,299	9,696
Registration fees	34,005	35,720
Transfer agent fees (See Note 4)	11,557	46,298
Other fees	7,934	10,609
Total expenses before waivers	323,739	776,981
Less expenses waived by the Investment Advisor (See Note 4)	(44,158)	(21,068)
Less expenses waived by the Administrator (See Note 4)	—	(1,610)
Net expenses	279,581	754,303
Net investment income (loss)	54,374	59,197
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	6,135,151	8,240,216
Written options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	3,545,183	17,753,584
Foreign currency transactions	—	—
Total realized and unrealized gain	9,680,334	25,993,800
Change in net assets from operations	$9,734,708	$26,052,997

See accompanying Notes to the Financial Statements.

120

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund

$2,053,002	$4,865,105	$44,041,862	$3,479,990	$77,657
(2,660)	(54,928)	(286,681)	(371,359)	(899)
2,050,342	4,810,177	43,755,181	3,108,631	76,758

719,107	4,160,941	11,023,346	407,317	87,611
106,478	569,498	1,781,580	77,738	11,140
17,033	837,286	1,028,489	1,285	13,313
695	604,431	1,080,052	522	14,916
1,223	38	9,967	—	—
1,887	8,032	24,091	1,501	615
13,224	71,455	219,375	10,262	1,437
5,672	17,149	48,633	20,167	1,478
7,436	39,750	124,419	5,426	777
6,010	30,003	97,733	48,996	627
8,989	48,011	150,318	6,547	939
—	—	—	512	7
12,689	71,470	216,597	10,158	1,410
13,815	80,805	248,469	11,045	1,567
30,764	55,837	91,572	9,482	12,995
30,236	354,669	1,560,901	15,804	8,579
14,543	63,138	170,612	24,154	3,643
989,801	7,012,513	17,876,154	650,916	161,054
—	(77,927)	(152,087)	(58,128)	(33,942)
(63,595)	(40,223)	(71,175)	(37,581)	—
926,206	6,894,363	17,652,892	555,207	127,112
1,124,136	(2,084,186)	26,102,289	2,553,424	(50,354)

32,538,116	93,006,573	85,372,720	17,241,103	2,193,078
—	—	(31,660)	—	—
—	—	—	(50,642)	—
19,414,311	101,866,100	436,564,630	(1,062,641)	1,003,701
—	—	—	(13,729)	—
51,952,427	194,872,673	521,905,690	16,114,091	3,196,779
$53,076,563	$192,788,487	$548,007,979	$18,667,515	$3,146,425

121

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2021

	Sterling Capital Stratton Mid Cap Value Fund	Sterling Capital Stratton Real Estate Fund
Investment Income:
Interest income	$—	$81
Dividend income	942,540	1,790,261
Foreign tax withholding	(4,953)	—
Total investment income	937,587	1,790,342
Expenses:
Investment advisory fees (See Note 4)	409,804	568,515
Administration fees (See Note 4)	57,805	87,972
Distribution fees - Class A Shares (See Note 4)	811	1,702
Distribution fees - Class C Shares (See Note 4)	20	1,833
Distribution fees - Class R Shares (See Note 4)	—	—
Compliance service fees (See Note 4)	1,234	1,638
Trustee fees	7,306	11,198
Accounting and out-of-pocket fees	3,159	3,520
Audit fees	4,036	6,144
Custodian fees	3,239	4,851
Fund accounting fees (See Note 4)	4,873	7,416
Interest expense (See Note 7)	—	203
Legal fees	7,342	11,147
Printing fees	8,173	12,891
Registration fees	20,017	26,442
Transfer agent fees (See Note 4)	23,347	50,163
Other fees	8,001	11,693
Total expenses before waivers	559,167	807,328
Less expenses waived by the Investment Advisor (See Note 4)	(7,998)	—
Less expenses waived by the Administrator (See Note 4)	—	(10)
Net expenses	551,169	807,318
Net investment income	386,418	983,024
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	5,465,650	7,216,823
In-kind redemptions	—	—
Change in unrealized appreciation/depreciation on:
Investments	12,463,051	18,097,538
Total realized and unrealized gain (loss)	17,928,701	25,314,361
Change in net assets from operations	$18,315,119	$26,297,385

See accompanying Notes to the Financial Statements.

122

Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund

$48	$449,809	$3,524,117	$282,812	$37,185,777
6,414,146	65	—	75	2,068
—	—	—	—	—
6,414,194	449,874	3,524,117	282,887	37,187,845

4,164,690	65,783	447,148	69,441	4,895,048
473,951	29,296	171,516	19,365	1,492,766
7,522	11,642	11,127	9,093	150,551
3,478	—	8,274	2,057	70,075
—	—	—	—	165
6,758	860	2,754	724	20,422
61,217	3,908	22,171	2,269	202,263
13,658	25,186	36,702	9,214	101,541
32,839	2,037	11,960	1,348	103,979
26,130	1,647	9,520	1,057	82,912
39,922	2,467	14,450	1,627	125,573
836	—	—	—	—
61,690	3,935	22,287	2,864	224,367
68,849	4,253	24,635	3,074	226,474
35,050	15,596	41,486	11,100	76,424
373,244	7,267	60,811	6,163	729,544
55,263	4,554	20,467	4,083	170,442
5,425,097	178,431	905,308	143,479	8,672,546
(172,457)	(70,472)	(61,822)	(40,067)	(920,805)
(3,660)	—	(512)	—	(502,389)
5,248,980	107,959	842,974	103,412	7,249,352
1,165,214	341,915	2,681,143	179,475	29,938,493

130,272,724	34,840	1,276,704	80,124	27,073,773
—	—	—	—	4,885,432
89,329,899	(130,731)	(1,665,303)	(458,605)	(53,496,254)
219,602,623	(95,891)	(388,599)	(378,481)	(21,537,049)
$220,767,837	$246,024	$2,292,544	$(199,006)	$8,401,444
123

Sterling Capital Funds

Statements of Operations

For the Year Ended September 30, 2021

	Sterling Capital Corporate Fund	Sterling Capital Quality Income Fund
Investment Income:
Interest income	$332,319	$914,246
Dividend income	10,286	171
Total investment income	342,605	914,417
Expenses:
Investment advisory fees (See Note 4)	36,001	152,958
Administration fees (See Note 4)	9,225	38,828
Distribution fees - Class A Shares (See Note 4)	1,486	86
Distribution fees - Class C Shares (See Note 4)	37	32
Compliance service fees (See Note 4)	591	980
Trustee fees	1,443	4,508
Accounting and out-of-pocket fees	17,152	22,609
Audit fees	639	2,711
Custodian fees	481	1,932
Fund accounting fees (See Note 4)	772	3,278
Legal fees	1,782	4,926
Printing fees	1,750	5,007
Registration fees	13,348	15,985
Transfer agent fees (See Note 4)	2,496	8,967
Other fees	3,715	5,710
Total expenses before waivers	90,918	268,517
Less expenses waived by the Investment Advisor (See Note 4)	(15,914)	(17,481)
Net expenses	75,004	251,036
Net investment income	267,601	663,381
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	933,969	74,208
Change in unrealized appreciation/depreciation on:
Investments	(779,557)	(829,489)
Total realized and unrealized gain (loss)	154,412	(755,281)
Change in net assets from operations	$422,013	$(91,900)

See accompanying Notes to the Financial Statements.

124

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$3,935,373	$2,021,186	$1,748,628	$2,293,659
437	192	173	237
3,935,810	2,021,378	1,748,801	2,293,896

643,198	312,177	288,787	343,197
163,675	79,499	73,500	87,341
82,935	39,423	43,795	69,237
19,808	7,610	3,845	1,362
2,649	1,529	1,448	1,637
21,298	10,501	9,606	11,460
18,453	11,448	9,645	10,947
11,413	5,541	5,124	6,089
8,981	4,355	4,027	4,838
13,783	6,689	6,188	7,354
21,618	10,735	9,756	11,596
23,587	11,397	10,644	12,688
13,911	12,419	16,269	16,301
47,256	22,028	19,803	20,807
19,404	10,414	9,924	11,302
1,111,969	545,765	512,361	616,156
—	—	—	—
1,111,969	545,765	512,361	616,156
2,823,841	1,475,613	1,236,440	1,677,740

224,918	293,708	87,883	7,854
(2,831,416)	(849,869)	(1,594,083)	(800,187)
(2,606,498)	(556,161)	(1,506,200)	(792,333)
$217,343	$919,452	$(269,760)	$885,407
125

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$54,374	$4,594,058
Net realized gain (loss)	6,135,151	(7,619,464)
Change in unrealized appreciation/depreciation	3,545,183	(23,882,038)
Change in net assets from operations	9,734,708	(26,907,444)
Distributions to Shareholders:
Income distribution:
Class A	(60,964)	(1,529,996)
Class C	(690)	(31,751)
Institutional Class	(4,573)	(319,890)
Class R	–	–
Class R6	(1)	(10,771,551)
Return of Capital:
Class A	(235,786)	–
Class C	(2,670)	–
Institutional Class	(17,684)	–
Class R6	(4)	–
Change in net assets from shareholder distributions	(322,372)	(12,653,188)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(3,228,795)	(209,921,189)
Change in net assets	6,183,541	(249,481,821)
Net Assets:
Beginning of year	27,013,871	276,495,692
End of year	$33,197,412	$27,013,871

See accompanying Notes to the Financial Statements.

126

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$59,197	$205,841	$1,124,136	$1,058,785	$(2,084,186)	$917,635
8,240,216	46,739,683	32,538,116	(15,726,803)	93,006,573	171,797,971
17,753,584	(64,433,692)	19,414,311	(10,642,628)	101,866,100	(150,860,810)
26,052,997	(17,488,168)	53,076,563	(25,310,646)	192,788,487	21,854,796

(43,324)	(1,879,928)	(40,840)	(61,349)	(3,637,292)	(16,884,047)
–	(242,428)	–	(1,205)	(940,187)	(5,356,907)
(185,412)	(4,770,709)	(73,763)	(215,820)	(2,285,619)	(14,778,572)
(2)	(455)	(1,097)	(1,536)	(14)	(4,838)
(14,498)	(39)	(851,534)	(872,270)	(713,339)	(18,960,053)

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
(243,236)	(6,893,559)	(967,234)	(1,152,180)	(7,576,451)	(55,984,417)

(10,023,315)	(342,919,127)	(28,556,308)	(136,635,943)	(64,806,980)	(460,138,495)
15,786,446	(367,300,854)	23,553,021	(163,098,769)	120,405,056	(494,268,116)

60,752,344	428,053,198	82,416,189	245,514,958	548,244,708	1,042,512,824
$76,538,790	$60,752,344	$105,969,210	$82,416,189	$668,649,764	$548,244,708
127

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$26,102,289	$35,429,855
Net realized gain (loss)	85,341,060	40,840,818
Change in unrealized appreciation/depreciation	436,564,630	(138,683,528)
Change in net assets from operations	548,007,979	(62,412,855)
Distributions to Shareholders:
Income distribution:
Class A	(4,952,072)	(19,225,030)
Class C	(309,538)	(7,565,163)
Institutional Class	(20,357,408)	(64,305,155)
Class R	(16,774)	(129,017)
Class R6	(964,112)	(19,852,052)
Change in net assets from shareholder distributions	(26,599,904)	(111,076,417)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	158,467,099	(109,274,630)
Change in net assets	679,875,174	(282,763,902)
Net Assets:
Beginning of year	1,555,476,988	1,838,240,890
End of year	$2,235,352,162	$1,555,476,988

See accompanying Notes to the Financial Statements.

128

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Stratton Mid Cap Value Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$2,553,424	$2,726,299	$(50,354)	$(19,698)	$386,418	$376,164
17,190,461	(18,493,337)	2,193,078	(1,227,190)	5,465,650	(210,347)
(1,076,370)	4,940,450	1,003,701	567,884	12,463,051	(3,504,691)
18,667,515	(10,826,588)	3,146,425	(679,004)	18,315,119	(3,338,874)

(12,833)	(15,272)	–	(158,917)	(2,010)	(3,930)
(891)	(986)	–	(58,816)	(5)	(34)
(350,947)	(484,264)	–	(253,402)	(508,411)	(2,009,020)
–	–	–	–	–	–
(2,082,632)	(2,512,099)	–	–	–	–
(2,447,303)	(3,012,621)	–	(471,135)	(510,426)	(2,012,984)

(12,654,797)	1,587,180	(2,981,186)	2,513,789	(5,923,182)	(2,690,807)
3,565,415	(12,252,029)	165,239	1,363,650	11,881,511	(8,042,665)

83,376,666	95,628,695	11,033,931	9,670,281	53,993,160	62,035,825
$86,942,081	$8,376,666	$11,199,170	$11,033,931	$65,874,671	$53,993,160

129

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Stratton Real Estate Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income	$983,024	$1,463,925
Net realized gain	7,216,823	2,508,959
Change in unrealized appreciation/depreciation	18,097,538	(13,233,054)
Change in net assets from operations	26,297,385	(9,260,170)
Distributions to Shareholders:
Income distribution:
Class A	(20,780)	(56,366)
Class C	(4,951)	(10,328)
Institutional Class	(3,204,299)	(5,651,172)
Class R6	(250)	(9)
Change in net assets from shareholder distributions	(3,230,280)	(5,717,875)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(11,947,772)	(5,370,588)
Change in net assets	11,119,333	(20,348,633)
Net Assets:
Beginning of year	85,872,603	106,221,236
End of year	$96,991,936	$85,872,603

See accompanying Notes to the Financial Statements.

130

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$1,165,214	$4,263,656	$341,915	$450,802
130,272,724	88,415,592	34,840	36,747
89,329,899	(231,075,150)	(130,731)	40,335
220,767,837	(138,395,902)	246,024	527,884

(354,284)	(176,450)	(46,478)	(40,911)
(42,126)	(24,177)	–	–
(74,924,280)	(64,382,924)	(355,057)	(414,182)
(527,073)	–	–	–
(75,847,763)	(64,583,551)	(401,535)	(455,093)

(104,186,325)	(279,158,884)	3,492,017	18,740,067
40,733,749	(482,138,337)	3,336,506	18,812,858

480,790,012	962,928,349	36,374,633	17,561,775
$521,523,761	$480,790,012	$39,711,139	$36,374,633
131

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income	$2,681,143	$3,829,034
Net realized gain	1,276,704	1,927,039
Change in unrealized appreciation/depreciation	(1,665,303)	1,039,743
Change in net assets from operations	2,292,544	6,795,816
Distributions to Shareholders:
Income distribution:
Class A	(92,276)	(73,507)
Class C	(10,952)	(14,615)
Institutional Class	(4,334,091)	(4,361,183)
Class R	–	–
Class R6	(14,207)	–
Change in net assets from shareholder distributions	(4,451,526)	(4,449,305)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	18,891,274	1,459,121
Change in net assets	16,732,292	3,805,632
Net Assets:
Beginning of year	180,044,087	176,238,455
End of year	$196,776,379	$180,044,087

See accompanying Notes to the Financial Statements.

132

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$179,475	$254,969	$29,938,493	$40,028,582
80,124	85,001	31,959,205	39,186,823
(458,605)	307,636	(53,496,254)	39,961,602
(199,006)	647,606	8,401,444	119,177,007

(82,287)	(90,704)	(2,073,169)	(1,439,572)
(2,891)	(6,038)	(206,565)	(150,558)
(441,390)	(264,844)	(40,602,235)	(30,684,940)
–	–	(1,056)	(867)
–	–	(20,737,575)	(14,238,201)
(526,568)	(361,586)	(63,620,600)	(46,514,138)

8,222,356	(2,958,620)	(150,525,821)	207,853,743
7,496,782	(2,672,600)	(205,744,977)	280,516,612

12,287,546	14,960,146	1,759,799,564	1,479,282,952
$19,784,328	$12,287,546	$1,554,054,587	$1,759,799,564
133

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital Corporate Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income	$267,601	$596,985
Net realized gain	933,969	554,955
Change in unrealized appreciation/depreciation	(779,557)	168,387
Change in net assets from operations	422,013	1,320,327
Distributions to Shareholders:
Income distribution:
Class A	(30,662)	(12,277)
Class C	(155)	(59)
Institutional Class	(606,311)	(584,519)
Change in net assets from shareholder distributions	(637,128)	(596,855)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(11,653,318)	(4,864,338)
Change in net assets	(11,868,433)	(4,140,866)
Net Assets:
Beginning of year	19,011,964	23,152,830
End of year	$7,143,531	$19,011,964

See accompanying Notes to the Financial Statements.

134

Sterling Capital Quality Income Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$663,381	$861,054	$2,823,841	$3,275,713
74,208	335,207	224,918	351,826
(829,489)	352,430	(2,831,416)	2,159,557
(91,900)	1,548,691	217,343	5,787,096

(641)	(498)	(445,562)	(618,328)
(37)	(233)	(11,791)	(26,263)
(899,204)	(975,676)	(2,366,482)	(2,630,444)
(899,882)	(976,407)	(2,823,835)	(3,275,035)

27,906,592	(1,150,794)	12,280,498	(6,598,839)
26,914,810	(578,510)	9,674,006	(4,086,778)

35,836,553	36,415,063	177,399,395	181,486,173
$62,751,363	$35,836,553	$187,073,401	$177,399,395
135

Sterling Capital Funds

Statements of Changes in Net Assets

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Investment Activities:
Operations:
Net investment income	$1,475,613	$1,616,031
Net realized gain	293,708	163,968
Change in unrealized appreciation/depreciation	(849,869)	1,193,350
Change in net assets from operations	919,452	2,973,349
Distributions to Shareholders:
Income distribution:
Class A	(226,979)	(217,872)
Class C	(5,485)	(9,723)
Institutional Class	(1,243,149)	(1,388,129)
Change in net assets from shareholder distributions	(1,475,613)	(1,615,724)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(927,298)	3,601,217
Change in net assets	(1,483,459)	4,958,842
Net Assets:
Beginning of year	84,745,271	79,786,429
End of year	$83,261,812	$84,745,271

See accompanying Notes to the Financial Statements.

136

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$1,236,440	$1,442,566	$1,677,740	$1,709,502
87,883	264,207	7,854	88,771
(1,594,083)	1,281,687	(800,187)	1,420,110
(269,760)	2,988,460	885,407	3,218,383

(270,661)	(288,025)	(442,079)	(526,269)
(4,086)	(7,450)	(1,315)	(3,932)
(1,159,430)	(1,147,072)	(1,295,123)	(1,253,906)
(1,434,177)	(1,442,547)	(1,738,517)	(1,784,107)

3,070,399	1,578,521	67,415	18,286,559
1,366,462	3,124,434	(785,695)	19,720,835

81,053,304	77,928,870	95,796,952	76,076,117
$82,419,766	$81,053,304	$95,011,257	$95,796,952
137

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2021	$16.72	0.03	6.21	6.24	(0.04)	—	(0.17)	(0.21)
Year Ended September 30, 2020	$19.49	0.36	(2.07)	(1.71)	(0.48)	(0.58)	—	(1.06)
Year Ended September 30, 2019	$22.30	0.39	(1.07)	(0.68)	(0.38)	(1.75)	—	(2.13)
Year Ended September 30, 2018	$20.71	0.31	1.91	2.22	(0.44)	(0.19)	—	(0.63)
Year Ended September 30, 2017	$17.68	0.36	2.97	3.33	(0.30)	—	—	(0.30)
Sterling Capital Mid Value Fund
Year Ended September 30, 2021	$13.99	(0.02)	6.07	6.05	(0.03)	—	—	(0.03)
Year Ended September 30, 2020	$16.10	0.02	(0.80)	(0.78)	(0.20)	(1.13)	—	(1.33)
Year Ended September 30, 2019	$19.08	0.05	(0.77)	(0.72)	—	(2.26)	—	(2.26)
Year Ended September 30, 2018	$18.72	(0.03)	1.23	1.20	—	(0.84)	—	(0.84)
Year Ended September 30, 2017	$16.71	(0.02)	2.56	2.54	—	(0.53)	—	(0.53)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2021	$11.83	0.11	7.53	7.64	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$14.54	0.10	(2.67)	(2.57)	(0.14)	—	—	(0.14)
Year Ended September 30, 2019	$18.65	0.17	(2.07)	(1.90)	(0.23)	(1.98)	—	(2.21)
Year Ended September 30, 2018	$18.39	0.17	0.86	1.03	(0.12)	(0.65)	—	(0.77)
Year Ended September 30, 2017	$15.19	0.12	3.17	3.29	(0.09)	—	—	(0.09)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2021	$24.67	(0.11)	9.21	9.10	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$24.63	(0.01)	1.38	1.37	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$26.37	0.02	0.10	0.12	—	(1.86)	—	(1.86)
Year Ended September 30, 2018	$24.51	0.01	3.93	3.94	(0.14)	(1.94)	—	(2.08)
Year Ended September 30, 2017	$21.53	0.02	3.37	3.39	—	(0.41)	—	(0.41)
Sterling Capital Equity Income Fund
Year Ended September 30, 2021	$20.04	0.29	6.53	6.82	(0.29)	—	—	(0.29)
Year Ended September 30, 2020	$21.27	0.36	(0.39)	(0.03)	(0.36)	(0.84)	—	(1.20)
Year Ended September 30, 2019	$21.55	0.39	1.23	1.62	(0.38)	(1.52)	—	(1.90)
Year Ended September 30, 2018	$20.84	0.34	2.66	3.00	(0.34)	(1.95)	—	(2.29)
Year Ended September 30, 2017	$18.30	0.34	2.59	2.93	(0.37)	(0.02)	—	(0.39)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

138

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$22.75	37.59%	$30,870	0.88%	0.16%	1.02%	122.64%
$16.72	(9.15)%	$24,497	0.89%	2.00%	0.96%	167.34%
$19.49	(2.34)%	$28,548	0.89%	2.04%	0.89%	142.59%
$22.30	10.87%	$33,126	0.87%	1.44%	0.87%	127.89%
$20.71	18.94%	$33,358	0.89%	1.87%	0.89%	144.85%

$20.01	43.32%	$23,421	1.12%	(0.08)%	1.15%	34.00%
$13.99	(5.76)%	$18,851	1.13%	0.13%	1.26%	28.77%
$16.10	(2.80)%	$23,013	1.18%	0.29%	1.18%	26.62%
$19.08	6.54%	$30,857	1.17%	(0.16)%	1.17%	34.62%
$18.72	15.42%	$33,503	1.15%	(0.09)%	1.15%	24.83%

$19.37	64.73%	$7,212	1.06%	0.66%	1.06%	110.07%
$11.83	(17.84)%	$4,948	1.06%	0.81%	1.08%	119.76%
$14.54	(9.57)%	$6,599	1.05%	1.17%	1.05%	124.82%
$18.65	5.69%	$8,711	1.03%	0.91%	1.03%	89.85%
$18.39	21.65%	$9,281	1.05%	0.72%	1.10%	109.05%

$33.44	37.18%	$355,673	1.11%	(0.36)%	1.12%	27.20%
$24.67	5.55%	$276,975	1.11%	(0.04)%	1.11%	17.50%
$24.63	1.21%	$322,003	1.11%	0.06%	1.11%	17.31%
$26.37	17.16%	$334,687	1.11%	0.05%	1.11%	22.78%
$24.51	15.97%	$343,873	1.12%	0.07%	1.12%	18.92%

$26.57	34.11%	$460,034	1.03%	1.15%	1.04%	13.00%
$20.04	(0.10)%	$320,255	1.03%	1.79%	1.03%	33.60%
$21.27	8.48%	$338,293	1.02%	1.92%	1.02%	23.20%
$21.55	15.28%	$316,245	1.02%	1.66%	1.02%	19.49%
$20.84	16.19%	$348,427	1.03%	1.78%	1.03%	16.93%
139

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2021	$8.14	0.26	1.62	1.88	(0.22)	—	—	(0.22)
Year Ended September 30, 2020	$9.48	0.24	(1.30)	(1.06)	(0.28)	—	—	(0.28)
Year Ended September 30, 2019	$11.17	0.31	(1.31)	(1.00)	(0.29)	(0.40)	—	(0.69)
Year Ended September 30, 2018	$11.75	0.37	(0.52)	(0.15)	(0.32)	(0.11)	—	(0.43)
Year Ended September 30, 2017	$9.68	0.25	1.96	2.21	(0.14)	—	—	(0.14)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2021	$12.45	(0.06)	3.69	3.63	—	—	—	—
Year Ended September 30, 2020	$13.24	(0.03)	(0.13)	(0.16)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.44	(0.02)	0.82	0.80	—	—	—	—
Year Ended September 30, 2018	$11.75	(0.05)	0.98	0.93	(0.06)	(0.18)	—	(0.24)
Year Ended September 30, 2017	$10.00	— (b)	1.76	1.76	(0.01)	—	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2021	$58.67	0.28	19.97	20.25	(0.24)	(0.23)	—	(0.47)
Year Ended September 30, 2020	$64.04	0.25	(3.65)	(3.40)	(0.46)	(1.51)	—	(1.97)
Year Ended September 30, 2019	$68.74	0.30	0.17	0.47	(0.15)	(5.02)	—	(5.17)
Year Ended September 30, 2018	$66.23	0.10	4.85	4.95	(0.15)	(2.29)	—	(2.44)
Year Ended September 30, 2017	$55.87	0.02	10.65	10.67	(0.04)	(0.27)	—	(0.31)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2021	$36.61	0.35	10.46	10.81	(0.51)	(0.82)	—	(1.33)
Year Ended September 30, 2020	$42.28	0.25	(3.72)	(3.47)	(0.68)	(1.52)	—	(2.20)
Year Ended September 30, 2019	$37.57	0.75	5.98	6.73	(0.78)	(1.24)	—	(2.02)
Year Ended September 30, 2018	$37.04	0.74	1.50	2.24	(0.49)	(1.22)	—	(1.71)
Year Ended September 30, 2017	$39.67	0.75	(0.54)	0.21	(1.09)	(1.75)	—	(2.84)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2021	$63.67	(0.01)	30.82	30.81	(0.25)	(11.22)	—	(11.47)
Year Ended September 30, 2020	$78.00	0.25	(9.36)	(9.11)	(0.29)	(4.93)	—	(5.22)
Year Ended September 30, 2019	$88.73	0.32	(5.00)	(4.68)	(0.15)	(5.90)	—	(6.05)
Year Ended September 30, 2018	$89.91	0.12	6.49	6.61	(0.10)	(7.69)	—	(7.79)
Year Ended September 30, 2017	$78.34	— (b)	15.72	15.72	(0.05)	(4.10)	—	(4.15)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2021	$9.82	0.08	(0.02)	0.06	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$9.78	0.17	0.04	0.21	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.75	0.23	0.03	0.26	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$9.79	0.14	(0.02)	0.12	(0.16)	—	—	(0.16)
Year Ended September 30, 2017	$9.82	0.07	0.03	0.10	(0.13)	—	—	(0.13)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

140

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$9.80	23.46%	$490	0.92%	2.73%	0.98%	158.16%
$8.14	(11.76)%	$426	0.88%	2.81%	1.08%	164.02%
$9.48	(8.72)%	$537	0.94%	3.16%	1.14%	97.74%
$11.17	(1.47)%	$828	0.90%	3.17%	1.10%	96.65%
$11.75	23.19%	$510	0.93%	2.38%	1.19%	91.65%

$16.08	29.16%	$5,095	1.04%	(0.42)%	1.31%	33.93%
$12.45	(1.54)%	$4,425	1.04%	(0.22)%	1.34%	60.03%
$13.24	6.43%	$3,097	1.04%	(0.18)%	1.45%	45.11%
$12.44	8.07%	$2,870	1.04%	(0.39)%	1.29%	45.64%
$11.75	17.59%	$4,038	1.04%	(0.03)%	1.66%	37.97%

$78.45	34.65%	$369	1.10%	0.38%	1.11%	8.23%
$58.67	(5.63)%	$145	1.16%	0.42%	1.19%	9.21%
$64.04	1.72%	$126	1.20%	0.50%	1.20%	6.75%
$68.74	7.54%	$107	1.20%	0.15%	1.20%	14.47%
$66.23	19.16%	$108	1.16%	0.03%	1.16%	12.19%

$46.09	30.08%	$719	1.05%	0.82%	1.05%	12.68%
$36.61	(8.33)%	$537	1.08%	0.67%	1.08%	19.58%
$42.28	18.76%	$800	1.07%	1.92%	1.07%	14.56%
$37.57	6.17%	$398	1.07%	2.04%	1.07%	8.34%
$37.04	0.90%	$302	1.04%	2.03%	1.05%	13.52%

$83.01	52.43%	$3,468	1.23%	(0.01)%	1.26%	6.15%
$63.67	(12.81)%	$2,048	1.25%	0.37%	1.33%	8.33%
$78.00	(4.79)%	$2,775	1.28%	0.42%	1.33%	8.60%
$88.73	7.71%	$2,160	1.28%	0.14%	1.32%	15.51%
$89.91	20.43%	$529	1.31%	0.01%	1.31%	7.04%

$9.78	0.51%	$7,219	0.53%	0.82%	0.75%	48.71%
$9.82	2.20%	$2,675	0.63%	1.73%	0.81%	43.45%
$9.78	2.70%	$2,219	0.68%	2.39%	0.79%	103.69%
$9.75	1.20%	$5,074	0.66%	1.39%	0.76%	74.56%
$9.79	1.00%	$4,663	0.68%	0.71%	0.78%	59.57%

141

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2021	$8.78	0.10	(0.02)	0.08	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$8.65	0.17	0.16	0.33	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$8.52	0.21	0.15	0.36	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$8.69	0.16	(0.11)	0.05	(0.22)	—	—	(0.22)
Year Ended September 30, 2017	$8.81	0.10	(0.01)	0.09	(0.21)	—	—	(0.21)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2021	$10.13	0.06	(0.18)	(0.12)	(0.23)	—	—	(0.23)
Year Ended September 30, 2020	$9.92	0.17	0.29	0.46	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.48	0.21	0.47	0.68	(0.24)	—	—	(0.24)
Year Ended September 30, 2018	$9.91	0.17	(0.34)	(0.17)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$10.24	0.15	(0.27)	(0.12)	(0.21)	—	—	(0.21)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2021	$11.38	0.17	(0.12)	0.05	(0.24)	(0.15)	—	(0.39)
Year Ended September 30, 2020	$10.88	0.24	0.55	0.79	(0.29)	— (b)	—	(0.29)
Year Ended September 30, 2019	$10.20	0.30	0.69	0.99	(0.31)	—	—	(0.31)
Year Ended September 30, 2018	$10.59	0.27	(0.36)	(0.09)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.81	0.23	(0.15)	0.08	(0.30)	—	—	(0.30)
Sterling Capital Corporate Fund
Year Ended September 30, 2021	$10.78	0.25	0.03	0.28	(0.25)	(0.30)	—	(0.55)
Year Ended September 30, 2020	$10.38	0.27	0.40	0.67	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.81	0.30	0.57	0.87	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$10.25	0.29	(0.37)	(0.08)	(0.29)	(0.07)	—	(0.36)
Year Ended September 30, 2017	$10.37	0.29	(0.08)	0.21	(0.29)	(0.04)	—	(0.33)
Sterling Capital Quality Income Fund
Year Ended September 30, 2021	$10.25	0.13	(0.15)	(0.02)	(0.19)	—	—	(0.19)
Year Ended September 30, 2020	$10.09	0.21	0.20	0.41	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.60	0.28	0.49	0.77	(0.28)	—	—	(0.28)
Year Ended September 30, 2018	$9.94	0.25	(0.31)	(0.06)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.10	0.21	(0.12)	0.09	(0.25)	—	—	(0.25)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

142

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.68	0.94%	$4,419	0.68%	1.15%	0.71%	39.26%
$8.78	3.86%	$4,260	0.67%	1.93%	0.77%	64.69%
$8.65	4.29%	$3,197	0.68%	2.44%	0.78%	78.58%
$8.52	0.55%	$4,393	0.68%	1.84%	0.78%	62.02%
$8.69	1.02%	$5,746	0.70%	1.11%	0.80%	78.77%

$9.78	(1.23)%	$3,388	0.68%	0.64%	0.86%	71.31%
$10.13	4.66%	$3,930	0.79%	1.68%	0.95%	47.36%
$9.92	7.27%	$3,531	0.81%	2.12%	0.91%	40.13%
$9.48	(1.73)%	$4,350	0.91%	1.73%	0.92%	40.85%
$9.91	(1.20)%	$5,418	0.87%	1.54%	0.91%	32.44%

$11.04	0.44%	$60,694	0.70%	1.52%	0.75%	48.80%
$11.38	7.33%	$57,202	0.70%	2.20%	0.82%	59.59%
$10.88	9.90%	$55,513	0.70%	2.87%	0.83%	79.40%
$10.20	(0.90)%	$68,982	0.70%	2.56%	0.82%	62.28%
$10.59	0.75%	$72,030	0.72%	2.13%	0.82%	64.07%

$10.51	2.67%	$632	0.97%	2.40%	1.16%	47.29%
$10.78	6.56%	$490	0.92%	2.57%	0.94%	52.28%
$10.38	9.01%	$498	0.93%	2.98%	0.95%	82.23%
$9.81	(0.80)%	$440	0.89%	2.94%	0.89%	66.82%
$10.25	2.07%	$372	0.88%	2.84%	0.88%	78.79%

$10.04	(0.23)%	$29	0.82%	1.29%	0.86%	73.60%
$10.25	4.07%	$25	0.84%	2.06%	0.88%	35.96%
$10.09	8.13%	$20	0.85%	2.90%	0.89%	17.58%
$9.60	(0.63)%	$18	0.83%	2.54%	0.87%	19.17%
$9.94	0.89%	$94	0.85%	2.06%	0.89%	34.72%
143

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.12	0.15	(0.15)	—	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$10.91	0.18	0.21	0.39	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$10.43	0.23	0.48	0.71	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.78	0.24	(0.35)	(0.11)	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$11.08	0.23	(0.27)	(0.04)	(0.22)	(0.04)	—	(0.26)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.47	0.17	(0.07)	0.10	(0.17)	—	—	(0.17)
Year Ended September 30, 2020	$11.27	0.20	0.20	0.40	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$10.77	0.21	0.50	0.71	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$11.10	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)
Year Ended September 30, 2017	$11.30	0.20	(0.20)	—	(0.20)	—	—	(0.20)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$12.23	0.16	(0.22)	(0.06)	(0.16)	(0.03)	—	(0.19)
Year Ended September 30, 2020	$11.98	0.20	0.25	0.45	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$11.40	0.23	0.58	0.81	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.76	0.23	(0.36)	(0.13)	(0.23)	—	—	(0.23)
Year Ended September 30, 2017	$12.13	0.23	(0.28)	(0.05)	(0.23)	(0.09)	—	(0.32)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$10.29	0.16	(0.08)	0.08	(0.16)	(0.01)	—	(0.17)
Year Ended September 30, 2020	$10.12	0.19	0.18	0.37	(0.19)	(0.01)	—	(0.20)
Year Ended September 30, 2019	$9.72	0.22	0.42	0.64	(0.22)	(0.02)	—	(0.24)
Year Ended September 30, 2018	$10.04	0.21	(0.31)	(0.10)	(0.21)	(0.01)	—	(0.22)
Year Ended September 30, 2017	$10.27	0.21	(0.18)	0.03	(0.21)	(0.05)	—	(0.26)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

144

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.97	(0.01)%	$31,234	0.80%	1.34%	0.80%	7.97%
$11.12	3.64%	$33,648	0.79%	1.68%	0.79%	17.06%
$10.91	6.84%	$38,587	0.80%	2.12%	0.80%	33.12%
$10.43	(1.06)%	$36,857	0.79%	2.23%	0.79%	22.06%
$10.78	(0.31)%	$45,357	0.79%	2.09%	0.83%	25.92%

$11.40	0.86%	$11,204	0.81%	1.44%	0.81%	20.23%
$11.47	3.58%	$11,926	0.81%	1.76%	0.81%	4.84%
$11.27	6.62%	$12,478	0.81%	1.88%	0.81%	23.84%
$10.77	(1.15)%	$13,864	0.80%	1.85%	0.80%	27.71%
$11.10	0.01%	$15,832	0.81%	1.78%	0.84%	31.17%

$11.98	(0.52)%	$17,292	0.81%	1.31%	0.81%	8.98%
$12.23	3.80%	$17,446	0.81%	1.67%	0.81%	15.44%
$11.98	7.13%	$17,795	0.81%	1.94%	0.81%	24.57%
$11.40	(1.14)%	$20,842	0.80%	1.96%	0.80%	21.08%
$11.76	(0.39)%	$27,481	0.80%	1.93%	0.84%	23.25%

$10.20	0.72%	$27,208	0.81%	1.53%	0.81%	8.56%
$10.29	3.66%	$27,866	0.81%	1.84%	0.81%	3.28%
$10.12	6.59%	$22,389	0.81%	2.18%	0.81%	33.73%
$9.72	(0.98)%	$23,833	0.80%	2.14%	0.80%	17.53%
$10.04	0.28%	$30,134	0.81%	2.08%	0.85%	21.00%
145

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2021	$16.17	(0.04)	5.92	5.88	(0.03)	—	(0.14)	(0.17)
Year Ended September 30, 2020	$18.88	0.21	(1.99)	(1.78)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2019	$21.67	0.24	(1.04)	(0.80)	(0.24)	(1.75)	—	(1.99)
Year Ended September 30, 2018	$20.13	0.15	1.86	2.01	(0.28)	(0.19)	—	(0.47)
Year Ended September 30, 2017	$17.20	0.21	2.87	3.08	(0.15)	—	—	(0.15)
Sterling Capital Mid Value Fund
Year Ended September 30, 2021	$11.85	(0.13)	5.14	5.01	—	—	—	—
Year Ended September 30, 2020	$13.83	(0.07)	(0.68)	(0.75)	(0.10)	(1.13)	—	(1.23)
Year Ended September 30, 2019	$16.86	(0.07)	(0.70)	(0.77)	—	(2.26)	—	(2.26)
Year Ended September 30, 2018	$16.76	(0.15)	1.09	0.94	—	(0.84)	—	(0.84)
Year Ended September 30, 2017	$15.12	(0.14)	2.31	2.17	—	(0.53)	—	(0.53)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2021	$11.28	0.01	7.17	7.18	—	—	—	—
Year Ended September 30, 2020	$13.94	0.01	(2.56)	(2.55)	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$17.89	0.06	(1.98)	(1.92)	(0.05)	(1.98)	—	(2.03)
Year Ended September 30, 2018	$17.69	0.03	0.82	0.85	—	(0.65)	—	(0.65)
Year Ended September 30, 2017	$14.70	(0.02)	3.07	3.05	(0.06)	—	—	(0.06)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2021	$19.67	(0.27)	7.32	7.05	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$20.04	(0.15)	1.11	0.96	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$21.98	(0.14)	0.06	(0.08)	—	(1.86)	—	(1.86)
Year Ended September 30, 2018	$20.88	(0.14)	3.29	3.15	(0.11)	(1.94)	—	(2.05)
Year Ended September 30, 2017	$18.54	(0.13)	2.88	2.75	—	(0.41)	—	(0.41)
Sterling Capital Equity Income Fund
Year Ended September 30, 2021	$19.83	0.10	6.47	6.57	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$21.05	0.21	(0.38)	(0.17)	(0.21)	(0.84)	—	(1.05)
Year Ended September 30, 2019	$21.34	0.24	1.21	1.45	(0.22)	(1.52)	—	(1.74)
Year Ended September 30, 2018	$20.66	0.19	2.62	2.81	(0.18)	(1.95)	—	(2.13)
Year Ended September 30, 2017	$18.14	0.20	2.56	2.76	(0.22)	(0.02)	—	(0.24)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2021	$8.06	0.19	1.60	1.79	(0.16)	—	—	(0.16)
Year Ended September 30, 2020	$9.37	0.18	(1.31)	(1.13)	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$11.06	0.26	(1.33)	(1.07)	(0.22)	(0.40)	—	(0.62)
Year Ended September 30, 2018	$11.64	0.25	(0.48)	(0.23)	(0.24)	(0.11)	—	(0.35)
Year Ended September 30, 2017	$9.62	0.15	1.96	2.11	(0.09)	—	—	(0.09)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

146

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$21.88	36.56%	$304	1.60%	(0.22)%	1.79%	122.64%
$16.17	(9.81)%	$567	1.64%	1.26%	1.71%	167.34%
$18.88	(3.08)%	$634	1.64%	1.29%	1.64%	142.59%
$21.67	10.11%	$887	1.62%	0.69%	1.62%	127.89%
$20.13	18.00%	$966	1.64%	1.12%	1.64%	144.85%

$16.86	42.28%	$1,101	1.87%	(0.85)%	1.90%	34.00%
$11.85	(6.46)%	$1,584	1.88%	(0.61)%	2.02%	28.77%
$13.83	(3.52)%	$2,826	1.93%	(0.46)%	1.93%	26.62%
$16.86	5.72%	$4,097	1.92%	(0.91)%	1.92%	34.62%
$16.76	14.58%	$4,363	1.90%	(0.87)%	1.90%	24.83%

$18.46	63.65%	$38	1.82%	0.04%	1.82%	110.07%
$11.28	(18.47)%	$100	1.81%	0.05%	1.83%	119.76%
$13.94	(10.28)%	$150	1.80%	0.43%	1.80%	124.82%
$17.89	4.88%	$180	1.78%	0.17%	1.78%	89.85%
$17.69	20.73%	$191	1.80%	(0.10)%	1.85%	109.05%

$26.39	36.19%	$52,182	1.86%	(1.11)%	1.87%	27.20%
$19.67	4.73%	$60,777	1.86%	(0.79)%	1.86%	17.50%
$20.04	0.48%	$83,451	1.86%	(0.71)%	1.86%	17.31%
$21.98	16.27%	$144,100	1.86%	(0.70)%	1.86%	22.78%
$20.88	15.08%	$149,892	1.87%	(0.68)%	1.87%	18.92%

$26.32	33.15%	$81,338	1.78%	0.42%	1.79%	13.00%
$19.83	(0.85)%	$119,475	1.77%	1.04%	1.78%	33.60%
$21.05	7.66%	$158,353	1.77%	1.17%	1.77%	23.20%
$21.34	14.41%	$207,659	1.77%	0.91%	1.77%	19.49%
$20.66	15.36%	$234,108	1.78%	1.03%	1.78%	16.93%

$9.69	22.44%	$54	1.67%	1.99%	1.73%	158.16%
$8.06	(12.41)%	$44	1.63%	2.03%	1.83%	164.02%
$9.37	(9.44)%	$63	1.69%	2.68%	1.89%	97.74%
$11.06	(2.18)%	$61	1.65%	2.15%	1.85%	96.65%
$11.64	22.19%	$59	1.68%	1.44%	1.94%	91.65%
147

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2021	$12.12	(0.17)	3.59	3.42	—	—	—	—
Year Ended September 30, 2020	$12.99	(0.11)	(0.13)	(0.24)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.30	(0.11)	0.80	0.69	—	—	—	—
Year Ended September 30, 2018	$11.67	(0.13)	0.96	0.83	(0.02)	(0.18)	—	(0.20)
Year Ended September 30, 2017	$10.00	(0.09)	1.76	1.67	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2021	$57.24	(0.17)	19.48	19.31	—	(0.23)	—	(0.23)
Year Ended September 30, 2020	$62.48	(0.12)	(3.60)	(3.72)	(0.01)	(1.51)	—	(1.52)
Year Ended September 30, 2019	$67.46	(0.12)	0.16	0.04	—	(5.02)	—	(5.02)
Year Ended September 30, 2018	$65.40	(0.42)	4.77	4.35	—	(2.29)	—	(2.29)
Year Ended September 30, 2017	$55.55	(0.41)	10.53	10.12	—	(0.27)	—	(0.27)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2021	$36.33	0.03	10.37	10.40	(0.26)	(0.82)	—	(1.08)
Year Ended September 30, 2020	$42.06	0.22	(3.94)	(3.72)	(0.49)	(1.52)	—	(2.01)
Year Ended September 30, 2019	$37.40	0.42	5.99	6.41	(0.51)	(1.24)	—	(1.75)
Year Ended September 30, 2018	$36.91	0.51	1.45	1.96	(0.25)	(1.22)	—	(1.47)
Year Ended September 30, 2017	$39.50	0.43	(0.49)	(0.06)	(0.78)	(1.75)	—	(2.53)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2021	$61.56	(0.58)	29.71	29.13	—	(11.22)	—	(11.22)
Year Ended September 30, 2020	$75.87	(0.24)	(9.11)	(9.35)	(0.03)	(4.93)	—	(4.96)
Year Ended September 30, 2019	$86.92	(0.19)	(4.96)	(5.15)	—	(5.90)	—	(5.90)
Year Ended September 30, 2018	$88.75	(0.62)	6.48	5.86	—	(7.69)	—	(7.69)
Year Ended September 30, 2017	$77.88	(0.64)	15.61	14.97	—	(4.10)	—	(4.10)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2021	$8.77	0.04	(0.01)	0.03	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$8.64	0.11	0.15	0.26	(0.13)	—	—	(0.13)
Year Ended September 30, 2019	$8.51	0.14	0.16	0.30	(0.17)	—	—	(0.17)
Year Ended September 30, 2018	$8.69	0.09	(0.12)	(0.03)	(0.15)	—	—	(0.15)
Year Ended September 30, 2017	$8.80	0.03	—	0.03	(0.14)	—	—	(0.14)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

148

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$15.54	28.22%	$1,513	1.79%	(1.17)%	2.06%	33.93%
$12.12	(2.22)%	$1,250	1.79%	(0.97)%	2.09%	60.03%
$12.99	5.61%	$1,188	1.79%	(0.95)%	2.19%	45.11%
$12.30	7.25%	$1,476	1.79%	(1.13)%	2.04%	45.64%
$11.67	16.70%	$1,414	1.79%	(0.80)%	2.38%	37.97%

$76.32	33.80%	$3	1.85%	(0.23)%	1.85%	8.23%
$57.24	(6.21)%	$1	1.92%	(0.20)%	1.92%	9.21%
$62.48	1.03%	$1	1.95%	(0.21)%	1.95%	6.75%
$67.46	6.70%	$1	1.95%	(0.63)%	1.95%	14.47%
$65.40	18.27%	$1	1.89%	(0.68)%	1.89%	12.19%

$45.65	29.14%	$182	1.81%	0.08%	1.81%	12.68%
$36.33	(9.02)%	$192	1.83%	0.58%	1.83%	19.58%
$42.06	17.88%	$205	1.82%	1.08%	1.82%	14.56%
$37.40	5.38%	$98	1.82%	1.41%	1.82%	8.34%
$36.91	0.16%	$64	1.79%	1.18%	1.80%	13.52%

$79.47	51.27%	$375	1.98%	(0.75)%	2.01%	6.15%
$61.56	(13.46)%	$245	2.00%	(0.35)%	2.08%	8.33%
$75.87	(5.49)%	$279	2.03%	(0.25)%	2.08%	8.60%
$86.92	6.90%	$112	2.03%	(0.71)%	2.06%	15.51%
$88.75	19.55%	$107	2.06%	0.78%	2.06%	7.04%

$8.68	0.29%	$988	1.43%	0.40%	1.46%	39.26%
$8.77	3.09%	$893	1.42%	1.21%	1.52%	64.69%
$8.64	3.52%	$1,052	1.43%	1.68%	1.53%	78.58%
$8.51	(0.32)%	$1,091	1.43%	1.07%	1.53%	62.02%
$8.69	0.38%	$1,546	1.45%	0.37%	1.55%	78.77%
149

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2021	$10.11	(0.01)	(0.19)	(0.20)	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$9.91	0.09	0.28	0.37	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.47	0.13	0.48	0.61	(0.17)	—	—	(0.17)
Year Ended September 30, 2018	$9.89	0.09	(0.32)	(0.23)	(0.19)	—	—	(0.19)
Year Ended September 30, 2017	$10.22	0.08	(0.28)	(0.20)	(0.13)	—	—	(0.13)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2021	$11.40	0.09	(0.13)	(0.04)	(0.15)	(0.15)	—	(0.30)
Year Ended September 30, 2020	$10.90	0.16	0.54	0.70	(0.20)	— (b)	—	(0.20)
Year Ended September 30, 2019	$10.21	0.22	0.70	0.92	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.61	0.19	(0.37)	(0.18)	(0.22)	—	—	(0.22)
Year Ended September 30, 2017	$10.83	0.15	(0.15)	—	(0.22)	—	—	(0.22)
Sterling Capital Corporate Fund
Year Ended September 30, 2021	$10.76	0.18	0.03	0.21	(0.18)	(0.30)	—	(0.48)
Year Ended September 30, 2020	$10.36	0.19	0.40	0.59	(0.19)	—	—	(0.19)
Year Ended September 30, 2019	$9.80	0.24	0.55	0.79	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$10.23	0.22	(0.36)	(0.14)	(0.22)	(0.07)	—	(0.29)
Year Ended September 30, 2017	$10.35	0.21	(0.08)	0.13	(0.21)	(0.04)	—	(0.25)
Sterling Capital Quality Income Fund
Year Ended September 30, 2021	$10.24	0.06	(0.15)	(0.09)	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$10.08	0.17	0.16	0.33	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.60	0.21	0.48	0.69	(0.21)	—	—	(0.21)
Year Ended September 30, 2018	$9.93	0.19	(0.32)	(0.13)	(0.20)	—	—	(0.20)
Year Ended September 30, 2017	$10.09	0.13	(0.12)	0.01	(0.17)	—	—	(0.17)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.12	0.07	(0.16)	(0.09)	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$10.90	0.10	0.22	0.32	(0.10)	—	—	(0.10)
Year Ended September 30, 2019	$10.42	0.15	0.48	0.63	(0.15)	—	—	(0.15)
Year Ended September 30, 2018	$10.77	0.16	(0.35)	(0.19)	(0.16)	—	—	(0.16)
Year Ended September 30, 2017	$11.07	0.14	(0.26)	(0.12)	(0.14)	(0.04)	—	(0.18)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

150

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$9.76	(1.97)%	$124	1.43%	(0.11)%	1.61%	71.31%
$10.11	3.78%	$309	1.54%	0.93%	1.70%	47.36%
$9.91	6.48%	$378	1.56%	1.37%	1.66%	40.13%
$9.47	(2.37)%	$488	1.66%	0.98%	1.67%	40.85%
$9.89	(1.94)%	$577	1.62%	0.80%	1.66%	32.44%

$11.06	(0.31)%	$5,378	1.45%	0.78%	1.51%	48.80%
$11.40	6.53%	$8,332	1.45%	1.44%	1.57%	59.59%
$10.90	9.17%	$8,266	1.45%	2.11%	1.58%	79.40%
$10.21	(1.73)%	$7,464	1.45%	1.81%	1.57%	62.28%
$10.61	0.00%	$7,582	1.47%	1.38%	1.57%	64.07%

$10.49	1.98%	$3	1.72%	1.70%	1.88%	47.29%
$10.76	5.80%	$3	1.64%	1.86%	1.65%	52.28%
$10.36	8.18%	$3	1.68%	2.36%	1.68%	82.23%
$9.80	(1.44)%	$42	1.63%	2.19%	1.63%	66.82%
$10.23	1.30%	$43	1.64%	2.09%	1.64%	78.79%

$10.03	(0.92)%	$3	1.57%	0.58%	1.59%	73.60%
$10.24	3.34%	$3	1.57%	1.63%	1.61%	35.96%
$10.08	7.21%	$34	1.60%	2.15%	1.64%	17.58%
$9.60	(1.27)%	$33	1.58%	1.97%	1.62%	19.17%
$9.93	0.12%	$34	1.60%	1.31%	1.64%	34.72%

$10.96	(0.85)%	$1,542	1.55%	0.60%	1.55%	7.97%
$11.12	2.96%	$2,793	1.54%	0.92%	1.54%	17.06%
$10.90	6.05%	$2,878	1.55%	1.38%	1.55%	33.12%
$10.42	(1.80)%	$3,359	1.54%	1.48%	1.54%	22.06%
$10.77	(1.06)%	$4,591	1.54%	1.34%	1.58%	25.92%
151

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.46	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$11.27	0.11	0.19	0.30	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$10.76	0.12	0.51	0.63	(0.12)	—	—	(0.12)
Year Ended September 30, 2018	$11.10	0.12	(0.34)	(0.22)	(0.12)	—	—	(0.12)
Year Ended September 30, 2017	$11.30	0.11	(0.20)	(0.09)	(0.11)	—	—	(0.11)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$12.22	0.07	(0.22)	(0.15)	(0.07)	(0.03)	—	(0.10)
Year Ended September 30, 2020	$11.97	0.11	0.25	0.36	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$11.40	0.14	0.57	0.71	(0.14)	—	—	(0.14)
Year Ended September 30, 2018	$11.76	0.14	(0.36)	(0.22)	(0.14)	—	—	(0.14)
Year Ended September 30, 2017	$12.13	0.14	(0.28)	(0.14)	(0.14)	(0.09)	—	(0.23)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$10.30	0.09	(0.10)	(0.01)	(0.08)	(0.01)	—	(0.09)
Year Ended September 30, 2020	$10.13	0.11	0.18	0.29	(0.11)	(0.01)	—	(0.12)
Year Ended September 30, 2019	$9.72	0.14	0.43	0.57	(0.14)	(0.02)	—	(0.16)
Year Ended September 30, 2018	$10.05	0.14	(0.32)	(0.18)	(0.14)	(0.01)	—	(0.15)
Year Ended September 30, 2017	$10.27	0.13	(0.17)	(0.04)	(0.13)	(0.05)	—	(0.18)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

152

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.39	0.10%	$603	1.56%	0.72%	1.56%	20.23%
$11.46	2.72%	$955	1.56%	1.01%	1.56%	4.84%
$11.27	5.93%	$978	1.56%	1.13%	1.56%	23.84%
$10.76	(1.98)%	$991	1.55%	1.11%	1.55%	27.71%
$11.10	(0.74)%	$1,440	1.56%	1.04%	1.59%	31.17%

$11.97	(1.27)%	$57	1.57%	0.58%	1.57%	8.98%
$12.22	3.03%	$780	1.56%	0.92%	1.56%	15.44%
$11.97	6.25%	$822	1.56%	1.19%	1.56%	24.57%
$11.40	(1.87)%	$844	1.55%	1.22%	1.55%	21.08%
$11.76	(1.14)%	$935	1.55%	1.18%	1.59%	23.25%

$10.20	(0.13)%	$25	1.56%	0.83%	1.56%	8.56%
$10.30	2.89%	$304	1.56%	1.10%	1.56%	3.28%
$10.13	5.90%	$335	1.56%	1.45%	1.56%	33.73%
$9.72	(1.82)%	$726	1.55%	1.39%	1.55%	17.53%
$10.05	(0.38)%	$739	1.56%	1.34%	1.59%	21.00%
153

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2021	$16.83	0.09	6.24	6.33	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.41	(2.10)	(1.69)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.44	(1.07)	(0.63)	(0.43)	(1.75)	—	(2.18)
Year Ended September 30, 2018	$20.82	0.33	1.97	2.30	(0.50)	(0.19)	—	(0.69)
Year Ended September 30, 2017	$17.78	0.41	2.98	3.39	(0.35)	—	—	(0.35)
Sterling Capital Mid Value Fund
Year Ended September 30, 2021	$14.33	0.03	6.22	6.25	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$16.46	0.06	(0.81)	(0.75)	(0.25)	(1.13)	—	(1.38)
Year Ended September 30, 2019	$19.42	0.08	(0.77)	(0.69)	(0.01)	(2.26)	—	(2.27)
Year Ended September 30, 2018	$19.00	0.01	1.26	1.27	(0.01)	(0.84)	—	(0.85)
Year Ended September 30, 2017	$16.92	0.03	2.59	2.62	(0.01)	(0.53)	—	(0.54)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2021	$11.95	0.16	7.60	7.76	(0.13)	—	—	(0.13)
Year Ended September 30, 2020	$14.66	0.13	(2.69)	(2.56)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.82	0.21	(2.09)	(1.88)	(0.30)	(1.98)	—	(2.28)
Year Ended September 30, 2018	$18.55	0.19	0.89	1.08	(0.16)	(0.65)	—	(0.81)
Year Ended September 30, 2017	$15.30	0.17	3.18	3.35	(0.10)	—	—	(0.10)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2021	$26.20	(0.03)	9.79	9.76	(0.04)	(0.33)	—	(0.37)
Year Ended September 30, 2020	$26.07	0.06	1.45	1.51	(0.05)	(1.33)	—	(1.38)
Year Ended September 30, 2019	$27.73	0.08	0.12	0.20	— (b)	(1.86)	—	(1.86)
Year Ended September 30, 2018	$25.65	0.09	4.11	4.20	(0.18)	(1.94)	—	(2.12)
Year Ended September 30, 2017	$22.48	0.08	3.51	3.59	(0.01)	(0.41)	—	(0.42)
Sterling Capital Equity Income Fund
Year Ended September 30, 2021	$20.10	0.35	6.56	6.91	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.33	0.41	(0.39)	0.02	(0.41)	(0.84)	—	(1.25)
Year Ended September 30, 2019	$21.61	0.44	1.23	1.67	(0.43)	(1.52)	—	(1.95)
Year Ended September 30, 2018	$20.89	0.40	2.66	3.06	(0.39)	(1.95)	—	(2.34)
Year Ended September 30, 2017	$18.34	0.39	2.60	2.99	(0.42)	(0.02)	—	(0.44)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

154

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$22.96	37.90%	$2,023	0.64%	0.42%	0.78%	122.64%
$16.83	(8.96)%	$1,949	0.64%	2.18%	0.66%	167.34%
$19.62	(2.08)%	$7,550	0.64%	2.28%	0.64%	142.59%
$22.43	11.19%	$8,862	0.63%	1.51%	0.63%	127.89%
$20.82	19.18%	$272,504	0.64%	2.12%	0.64%	144.85%

$20.51	43.72%	$51,607	0.87%	0.17%	0.89%	34.00%
$14.33	(5.50)%	$36,835	0.89%	0.39%	1.04%	28.77%
$16.46	(2.54)%	$154,259	0.93%	0.49%	0.93%	26.62%
$19.42	6.82%	$323,012	0.92%	0.08%	0.92%	34.62%
$19.00	15.73%	$632,867	0.90%	0.15%	0.90%	24.83%

$19.58	65.21%	$14,639	0.81%	0.89%	0.81%	110.07%
$11.95	(17.64)%	$6,820	0.80%	0.97%	0.84%	119.76%
$14.66	(9.32)%	$28,223	0.80%	1.42%	0.80%	124.82%
$18.82	5.96%	$39,047	0.78%	1.04%	0.78%	89.85%
$18.55	21.89%	$208,404	0.80%	0.99%	0.85%	109.05%

$35.59	37.55%	$216,341	0.86%	(0.11)%	0.87%	27.20%
$26.20	5.79%	$170,323	0.86%	0.22%	0.86%	17.50%
$26.07	1.47%	$281,099	0.86%	0.30%	0.86%	17.31%
$27.73	17.46%	$350,030	0.86%	0.35%	0.86%	22.78%
$25.65	16.22%	$652,211	0.87%	0.32%	0.87%	18.92%

$26.66	34.47%	$1,622,233	0.78%	1.40%	0.79%	13.00%
$20.10	0.15%	$1,057,722	0.77%	2.06%	0.78%	33.60%
$21.33	8.72%	$992,964	0.77%	2.17%	0.77%	23.20%
$21.61	15.58%	$828,607	0.77%	1.91%	0.77%	19.49%
$20.89	16.51%	$980,982	0.78%	2.04%	0.78%	16.93%
155

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2021	$8.14	0.07	1.84	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.18	0.35	(1.33)	(0.98)	(0.31)	(0.40)	—	(0.71)
Year Ended September 30, 2018	$11.76	0.28	(0.40)	(0.12)	(0.35)	(0.11)	—	(0.46)
Year Ended September 30, 2017	$9.69	0.27	1.97	2.24	(0.17)	—	—	(0.17)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2021	$12.55	(0.03)	3.73	3.70	—	—	—	—
Year Ended September 30, 2020	$13.31	— (b)	(0.13)	(0.13)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.48	0.01	0.82	0.83	—	—	—	—
Year Ended September 30, 2018	$11.77	(0.02)	0.99	0.97	(0.08)	(0.18)	—	(0.26)
Year Ended September 30, 2017	$10.00	0.02	1.76	1.78	(0.01)	—	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2021	$58.95	0.45	20.09	20.54	(0.34)	(0.23)	—	(0.57)
Year Ended September 30, 2020	$64.31	0.40	(3.64)	(3.24)	(0.61)	(1.51)	—	(2.12)
Year Ended September 30, 2019	$69.02	0.45	0.15	0.60	(0.29)	(5.02)	—	(5.31)
Year Ended September 30, 2018	$66.47	0.27	4.87	5.14	(0.30)	(2.29)	—	(2.59)
Year Ended September 30, 2017	$55.97	0.19	10.66	10.85	(0.08)	(0.27)	—	(0.35)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2021	$36.66	0.43	10.51	10.94	(0.59)	(0.82)	—	(1.41)
Year Ended September 30, 2020	$42.36	0.59	(3.97)	(3.38)	(0.80)	(1.52)	—	(2.32)
Year Ended September 30, 2019	$37.63	0.79	6.05	6.84	(0.87)	(1.24)	—	(2.11)
Year Ended September 30, 2018	$37.10	0.81	1.52	2.33	(0.58)	(1.22)	—	(1.80)
Year Ended September 30, 2017	$39.74	0.83	(0.53)	0.30	(1.19)	(1.75)	—	(2.94)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2021	$64.04	0.17	31.01	31.18	(0.42)	(11.22)	—	(11.64)
Year Ended September 30, 2020	$78.38	0.41	(9.36)	(8.95)	(0.46)	(4.93)	—	(5.39)
Year Ended September 30, 2019	$89.11	0.49	(5.02)	(4.53)	(0.30)	(5.90)	—	(6.20)
Year Ended September 30, 2018	$90.19	0.26	6.60	6.86	(0.25)	(7.69)	—	(7.94)
Year Ended September 30, 2017	$78.46	0.16	15.81	15.97	(0.14)	(4.10)	—	(4.24)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

156

			Ratios/Supplementary Data
Redemption Fees		Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

—		$9.81	23.86%	$662	0.67%	0.85%	0.85%	158.16%
—		$8.14	(11.65)%	$13,670	0.63%	3.09%	0.83%	164.02%
—		$9.49	(8.44)%	$16,721	0.69%	3.62%	0.89%	97.74%
—		$11.18	(1.25)%	$19,266	0.65%	2.33%	0.85%	96.65%
—		$11.76	23.46%	$81,876	0.68%	2.59%	0.95%	91.65%

—		$16.25	29.48%	$4,591	0.79%	(0.19)%	1.06%	33.93%
—		$12.55	(1.30)%	$5,359	0.79%	0.02%	1.09%	60.03%
—		$13.31	6.65%	$5,386	0.79%	0.07%	1.20%	45.11%
—		$12.48	8.39%	$4,886	0.79%	(0.13)%	1.04%	45.64%
—		$11.77	17.84%	$4,460	0.79%	0.19%	1.35%	37.97%

—		$78.92	35.02%	$65,503	0.85%	0.60%	0.86%	8.23%
—		$58.95	(5.39)%	$53,847	0.91%	0.67%	0.94%	9.21%
—		$64.31	1.97%	$61,908	0.95%	0.73%	0.95%	6.75%
—		$69.02	7.81%	$66,554	0.95%	0.40%	0.95%	14.47%
—		$66.47	19.47%	$66,030	0.91%	0.32%	0.92%	12.19%

—		$46.19	30.40%	$96,075	0.81%	1.00%	0.81%	12.68%
—		$36.66	(8.09)%	$85,144	0.82%	1.55%	0.82%	9.21%
—		$42.36	19.06%	$105,216	0.82%	2.03%	0.82%	14.56%
—		$37.63	6.42%	$91,626	0.82%	2.21%	0.82%	8.34%
—		$37.10	1.16%	$96,199	0.79%	2.23%	0.81%	13.52%

—		$83.58	52.78%	$514,025	0.98%	0.22%	1.02%	6.15%
—		$64.04	(12.59)%	$475,615	1.01%	0.58%	1.08%	8.33%
—		$78.38	(4.55)%	$959,875	1.03%	0.64%	1.08%	8.60%
—		$89.11	7.98%	$1,296,897	1.03%	0.29%	1.06%	15.51%
—	(b)	$90.19	20.73%	$1,183,974	1.06%	0.19%	1.06%	7.04%
157

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2021	$9.83	0.11	(0.04)	0.07	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$9.79	0.19	0.05	0.24	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$9.75	0.26	0.03	0.29	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$9.79	0.16	(0.02)	0.14	(0.18)	—	—	(0.18)
Year Ended September 30, 2017	$9.81	0.09	0.04	0.13	(0.15)	—	—	(0.15)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2021	$8.78	0.12	(0.02)	0.10	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$8.65	0.19	0.16	0.35	(0.22)	—	—	(0.22)
Year Ended September 30, 2019	$8.52	0.23	0.15	0.38	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$8.69	0.19	(0.12)	0.07	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$8.81	0.12	(0.01)	0.11	(0.23)	—	—	(0.23)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2021	$10.14	0.09	(0.19)	(0.10)	(0.25)	—	—	(0.25)
Year Ended September 30, 2020	$9.93	0.20	0.28	0.48	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.49	0.23	0.48	0.71	(0.27)	—	—	(0.27)
Year Ended September 30, 2018	$9.92	0.19	(0.34)	(0.15)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.25	0.18	(0.28)	(0.10)	(0.23)	—	—	(0.23)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2021	$11.39	0.20	(0.13)	0.07	(0.26)	(0.15)	—	(0.41)
Year Ended September 30, 2020	$10.89	0.27	0.54	0.81	(0.31)	— (b)	—	(0.31)
Year Ended September 30, 2019	$10.20	0.32	0.71	1.03	(0.34)	—	—	(0.34)
Year Ended September 30, 2018	$10.60	0.29	(0.37)	(0.08)	(0.32)	—	—	(0.32)
Year Ended September 30, 2017	$10.82	0.25	(0.15)	0.10	(0.32)	—	—	(0.32)
Sterling Capital Corporate Fund
Year Ended September 30, 2021	$10.77	0.28	0.03	0.31	(0.28)	(0.30)	—	(0.58)
Year Ended September 30, 2020	$10.38	0.30	0.39	0.69	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$9.81	0.33	0.56	0.89	(0.32)	—	—	(0.32)
Year Ended September 30, 2018	$10.24	0.32	(0.36)	(0.04)	(0.32)	(0.07)	—	(0.39)
Year Ended September 30, 2017	$10.36	0.32	(0.09)	0.23	(0.31)	(0.04)	—	(0.35)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

158

			Ratios/Supplementary Data
Redemption Fees	Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

—	$9.78	0.75%	$32,492	0.29%	1.08%	0.51%	48.71%
—	$9.83	2.44%	$33,699	0.38%	1.90%	0.55%	43.45%
—	$9.79	3.06%	$15,343	0.42%	2.70%	0.52%	103.69%
—	$9.75	1.46%	$21,926	0.41%	1.65%	0.51%	74.56%
—	$9.79	1.36%	$33,879	0.43%	0.95%	0.53%	59.57%

—	$8.68	1.19%	$161,804	0.43%	1.40%	0.46%	39.26%
—	$8.78	4.12%	$174,891	0.42%	2.20%	0.52%	64.69%
—	$8.65	4.55%	$171,989	0.43%	2.68%	0.53%	78.58%
—	$8.52	0.80%	$126,878	0.43%	2.20%	0.53%	62.02%
—	$8.69	1.28%	$67,467	0.45%	1.37%	0.55%	78.77%

—	$9.79	(1.08)%	$16,272	0.43%	0.88%	0.61%	71.31%
—	$10.14	4.92%	$8,049	0.54%	1.95%	0.70%	47.36%
—	$9.93	7.54%	$11,052	0.57%	2.35%	0.66%	40.13%
—	$9.49	(1.48)%	$17,961	0.65%	1.99%	0.66%	40.85%
—	$9.92	(0.95)%	$16,412	0.62%	1.80%	0.66%	32.44%

—	$11.05	0.69%	$1,139,676	0.45%	1.77%	0.50%	48.80%
—	$11.39	7.59%	$1,051,891	0.45%	2.45%	0.57%	59.59%
—	$10.89	10.27%	$1,065,346	0.45%	3.10%	0.58%	79.40%
—	$10.20	(0.74)%	$860,437	0.45%	2.79%	0.57%	62.28%
—	$10.60	1.00%	$997,074	0.47%	2.38%	0.57%	64.07%

—	$10.50	2.92%	$6,508	0.71%	2.61%	0.87%	47.29%
—	$10.77	6.72%	$18,519	0.67%	2.83%	0.70%	52.28%
—	$10.38	9.28%	$22,651	0.68%	3.25%	0.69%	82.23%
—	$9.81	(0.45)%	$30,805	0.63%	3.18%	0.63%	66.82%
—	$10.24	2.32%	$29,471	0.63%	3.09%	0.63%	78.79%
159

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Quality Income Fund
Year Ended September 30, 2021	$10.26	0.15	(0.15)	—	(0.21)	—	—	(0.21)
Year Ended September 30, 2020	$10.10	0.24	0.19	0.43	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.62	0.31	0.47	0.78	(0.30)	—	—	(0.30)
Year Ended September 30, 2018	$9.95	0.29	(0.32)	(0.03)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.10	0.23	(0.11)	0.12	(0.27)	—	—	(0.27)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.12	0.18	(0.15)	0.03	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$10.91	0.21	0.21	0.42	(0.21)	—	—	(0.21)
Year Ended September 30, 2019	$10.43	0.25	0.48	0.73	(0.25)	—	—	(0.25)
Year Ended September 30, 2018	$10.78	0.26	(0.35)	(0.09)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$11.08	0.25	(0.26)	(0.01)	(0.25)	(0.04)	—	(0.29)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2021	$11.39	0.20	(0.07)	0.13	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$11.20	0.23	0.19	0.42	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$10.69	0.23	0.51	0.74	(0.23)	—	—	(0.23)
Year Ended September 30, 2018	$11.03	0.23	(0.34)	(0.11)	(0.23)	—	—	(0.23)
Year Ended September 30, 2017	$11.22	0.22	(0.19)	0.03	(0.22)	—	—	(0.22)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$12.22	0.19	(0.22)	(0.03)	(0.19)	(0.03)	—	(0.22)
Year Ended September 30, 2020	$11.97	0.23	0.25	0.48	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$11.40	0.26	0.57	0.83	(0.26)	—	—	(0.26)
Year Ended September 30, 2018	$11.76	0.26	(0.36)	(0.10)	(0.26)	—	—	(0.26)
Year Ended September 30, 2017	$12.13	0.26	(0.28)	(0.02)	(0.26)	(0.09)	—	(0.35)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2021	$10.31	0.18	(0.09)	0.09	(0.18)	(0.01)	—	(0.19)
Year Ended September 30, 2020	$10.13	0.21	0.19	0.40	(0.21)	(0.01)	—	(0.22)
Year Ended September 30, 2019	$9.73	0.24	0.42	0.66	(0.24)	(0.02)	—	(0.26)
Year Ended September 30, 2018	$10.05	0.24	(0.31)	(0.07)	(0.24)	(0.01)	—	(0.25)
Year Ended September 30, 2017	$10.28	0.23	(0.18)	0.05	(0.23)	(0.05)	—	(0.28)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

160

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.05	0.02%	$62,718	0.57%	1.52%	0.61%	73.60%
$10.26	4.33%	$35,808	0.59%	2.36%	0.63%	35.96%
$10.10	8.27%	$36,361	0.60%	3.15%	0.64%	17.58%
$9.62	(0.28)%	$37,088	0.58%	2.97%	0.62%	19.17%
$9.95	1.23%	$39,533	0.60%	2.31%	0.64%	34.72%

$10.97	0.24%	$154,297	0.55%	1.59%	0.55%	7.97%
$11.12	3.90%	$140,958	0.54%	1.92%	0.54%	17.06%
$10.91	7.10%	$140,022	0.55%	2.37%	0.55%	33.12%
$10.43	(0.81)%	$133,812	0.54%	2.49%	0.54%	22.06%
$10.78	(0.06)%	$140,484	0.54%	2.34%	0.58%	25.92%

$11.32	1.10%	$71,455	0.56%	1.71%	0.56%	20.23%
$11.39	3.76%	$71,865	0.56%	2.01%	0.56%	4.84%
$11.20	7.02%	$66,331	0.56%	2.13%	0.56%	23.84%
$10.69	(1.02)%	$63,090	0.55%	2.10%	0.55%	27.71%
$11.03	0.34%	$69,746	0.56%	2.03%	0.59%	31.17%

$11.97	(0.27)%	$65,071	0.56%	1.56%	0.56%	8.98%
$12.22	4.06%	$62,828	0.56%	1.91%	0.56%	15.44%
$11.97	7.31%	$59,312	0.56%	2.18%	0.56%	24.57%
$11.40	(0.88)%	$61,420	0.55%	2.22%	0.55%	21.08%
$11.76	(0.14)%	$70,780	0.55%	2.18%	0.59%	23.25%

$10.21	0.88%	$67,778	0.56%	1.78%	0.56%	8.56%
$10.31	4.01%	$67,627	0.56%	2.08%	0.56%	3.28%
$10.13	6.85%	$53,352	0.56%	2.43%	0.56%	33.73%
$9.73	(0.73)%	$54,988	0.55%	2.39%	0.55%	17.53%
$10.05	0.52%	$59,567	0.56%	2.34%	0.59%	21.00%
161

Sterling Capital Funds

Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2021	$13.35	(0.06)	5.80	5.74	(0.01)	—	—	(0.01)
Year Ended September 30, 2020	$15.43	(0.01)	(0.76)	(0.77)	(0.18)	(1.13)	—	(1.31)
Year Ended September 30, 2019	$18.43	0.03	(0.77)	(0.74)	—	(2.26)	—	(2.26)
Year Ended September 30, 2018	$18.15	(0.07)	1.19	1.12	—	(0.84)	—	(0.84)
Year Ended September 30, 2017	$16.25	— (b)	2.43	2.43	—	(0.53)	—	(0.53)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2021	$11.71	0.07	7.47	7.54	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$14.42	0.07	(2.65)	(2.58)	(0.13)	—	—	(0.13)
Year Ended September 30, 2019	$18.52	0.14	(2.07)	(1.93)	(0.19)	(1.98)	—	(2.17)
Year Ended September 30, 2018	$18.32	0.13	0.85	0.98	(0.13)	(0.65)	—	(0.78)
Year Ended September 30, 2017	$15.14	0.18	3.08	3.26	(0.08)	—	—	(0.08)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2021	$24.82	0.04	9.06	9.10	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$24.83	(0.07)	1.39	1.32	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$26.63	(0.04)	0.10	0.06	—	(1.86)	—	(1.86)
Year Ended September 30, 2018	$24.79	(0.04)	3.94	3.90	(0.12)	(1.94)	—	(2.06)
Year Ended September 30, 2017	$21.83	(0.04)	3.41	3.37	—	(0.41)	—	(0.41)
Sterling Capital Equity Income Fund
Year Ended September 30, 2021	$19.87	0.22	6.49	6.71	(0.22)	—	—	(0.22)
Year Ended September 30, 2020	$21.10	0.30	(0.38)	(0.08)	(0.31)	(0.84)	—	(1.15)
Year Ended September 30, 2019	$21.39	0.34	1.22	1.56	(0.33)	(1.52)	—	(1.85)
Year Ended September 30, 2018	$20.70	0.29	2.63	2.92	(0.28)	(1.95)	—	(2.23)
Year Ended September 30, 2017	$18.18	0.29	2.58	2.87	(0.33)	(0.02)	—	(0.35)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2021	$11.34	0.14	(0.12)	0.02	(0.21)	(0.15)	—	(0.36)
Year Ended September 30, 2020	$10.84	0.21	0.55	0.76	(0.26)	— (b)	—	(0.26)
Year Ended September 30, 2019	$10.16	0.27	0.70	0.97	(0.29)	—	—	(0.29)
Year Ended September 30, 2018	$10.55	0.25	(0.37)	(0.12)	(0.27)	—	—	(0.27)
Year Ended September 30, 2017	$10.77	0.20	(0.15)	0.05	(0.27)	—	—	(0.27)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

162

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$19.08	42.97%	$8	1.37%	(0.33)%	1.40%	34.00%
$13.35	(5.97)%	$5	1.34%	(0.08)%	1.45%	28.77%
$15.43	(3.02)%	$5	1.42%	0.19%	1.42%	26.62%
$18.43	6.29%	$3	1.42%	(0.39)%	1.42%	34.62%
$18.15	15.18%	$2	1.39%	(0.01)%	1.39%	24.83%

$19.17	64.43%	$261	1.31%	0.40%	1.31%	110.07%
$11.71	(18.04)%	$175	1.31%	0.59%	1.33%	119.76%
$14.42	(9.84)%	$107	1.30%	0.97%	1.30%	124.82%
$18.52	5.44%	$63	1.28%	0.69%	1.28%	89.85%
$18.32	21.52%	$33	1.29%	1.09%	1.29%	109.05%

$33.59	36.95%	$1	1.34%	0.15%	1.36%	27.20%
$24.82	5.29%	$113	1.35%	(0.32)%	1.36%	17.50%
$24.83	0.95%	$288	1.36%	(0.18)%	1.36%	17.31%
$26.63	16.80%	$173	1.36%	(0.18)%	1.36%	22.78%
$24.79	15.66%	$266	1.36%	(0.16)%	1.36%	18.92%

$26.36	33.81%	$1,359	1.28%	0.91%	1.28%	13.00%
$19.87	(0.40)%	$1,749	1.27%	1.52%	1.28%	33.60%
$21.10	8.24%	$2,825	1.28%	1.67%	1.28%	23.20%
$21.39	14.97%	$2,548	1.27%	1.41%	1.27%	19.49%
$20.70	15.96%	$3,694	1.28%	1.52%	1.28%	16.93%

$11.00	0.18%	$34	0.95%	1.27%	1.00%	48.80%
$11.34	7.08%	$32	0.95%	1.95%	1.08%	59.59%
$10.84	9.65%	$29	0.95%	2.62%	1.08%	79.40%
$10.16	(1.13)%	$36	0.93%	2.45%	1.08%	62.28%
$10.55	0.50%	$5	0.96%	1.90%	1.04%	64.07%
163

Sterling Capital Funds

Financial Highlights, Class R6 Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2021	$16.85	0.09	6.25	6.34	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.40	(2.07)	(1.67)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.46	(1.08)	(0.62)	(0.44)	(1.75)	—	(2.19)
February 1, 2018 to September 30, 2018(e)	$22.89	0.28	(0.45)	(0.17)	(0.29)	—	—	(0.29)
Sterling Capital Mid Value Fund
Year Ended September 30, 2021	$14.35	0.03	6.25	6.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$16.48	(0.02)	(0.75)	(0.77)	(0.23)	(1.13)	—	(1.36)
Year Ended September 30, 2019	$19.44	0.11	(0.78)	(0.67)	(0.03)	(2.26)	—	(2.29)
February 1, 2018 to September 30, 2018(e)	$20.22	0.03	(0.81)	(0.78)	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2021	$11.97	0.17	7.60	7.77	(0.14)	—	—	(0.14)
Year Ended September 30, 2020	$14.67	0.15	(2.70)	(2.55)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.84	0.23	(2.10)	(1.87)	(0.32)	(1.98)	—	(2.30)
February 1, 2018 to September 30, 2018(e)	$18.59	0.17	0.08	0.25	—	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2021	$26.22	(0.01)	9.78	9.77	(0.15)	(0.33)	—	(0.48)
Year Ended September 30, 2020	$26.09	0.09	1.44	1.53	(0.07)	(1.33)	—	(1.40)
Year Ended September 30, 2019	$27.75	0.10	0.12	0.22	(0.02)	(1.86)	—	(1.88)
February 1, 2018 to September 30, 2018(e)	$26.44	0.04	1.42	1.46	(0.15)	—	—	(0.15)
Sterling Capital Equity Income Fund
Year Ended September 30, 2021	$20.09	0.37	6.56	6.93	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.34	0.43	(0.40)	0.03	(0.44)	(0.84)	—	(1.28)
Year Ended September 30, 2019	$21.61	0.47	1.23	1.70	(0.45)	(1.52)	—	(1.97)
February 1, 2018 to September 30, 2018(e)	$21.49	0.30	0.12	0.42	(0.30)	—	—	(0.30)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2021	$8.14	0.29	1.62	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.19	0.36	(1.34)	(0.98)	(0.32)	(0.40)	—	(0.72)
February 1, 2018 to September 30, 2018(e)	$12.35	0.35	(1.51)	(1.16)	—	—	—	—

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net Assets are below $1,000.
(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

164

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)(b)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$22.99	37.92%	$1		0.58%	0.43%	0.63%	122.64%
$16.85	(8.88)%	$—	(d)	0.59%	2.19%	0.64%	167.34%
$19.62	(2.02)%	$239,763		0.58%	2.35%	0.64%	142.59%
$22.43	(0.69)%	$270,105		0.58%	1.94%	0.63%	127.89%

$20.55	43.85%	$402		0.79%	0.17%	0.97%	34.00%
$14.35	(5.56)%	$3,477		0.54%	(0.06)%	0.56%	28.77%
$16.48	(2.45)%	$247,949		0.82%	0.68%	0.93%	26.62%
$19.44	(3.86)%	$285,847		0.83%	0.26%	0.93%	34.62%

$19.60	65.36%	$83,819		0.75%	0.96%	0.81%	110.07%
$11.97	(17.63)%	$70,372		0.74%	1.11%	0.82%	119.76%
$14.67	(9.29)%	$210,436		0.73%	1.53%	0.80%	124.82%
$18.84	1.34%	$191,051		0.73%	1.38%	0.79%	89.85%

$35.51	37.67%	$44,452		0.78%	(0.03)%	0.87%	27.20%
$26.22	5.87%	$40,057		0.78%	0.38%	0.86%	17.50%
$26.09	1.53%	$355,672		0.77%	0.40%	0.86%	17.31%
$27.75	5.60%	$372,948		0.78%	0.21%	0.85%	22.78%

$26.67	34.61%	$70,388		0.68%	1.50%	0.79%	13.00%
$20.09	0.21%	$56,277		0.67%	2.18%	0.78%	33.60%
$21.34	8.89%	$345,806		0.66%	2.28%	0.77%	23.20%
$21.61	2.03%	$317,827		0.66%	2.16%	0.77%	19.49%

$9.81	23.70%	$85,736		0.63%	3.04%	0.74%	158.16%
$8.14	(11.49)%	$69,236		0.63%	3.10%	0.83%	164.02%
$9.49	(8.48)%	$78,307		0.61%	3.77%	0.89%	97.74%
$11.19	(9.39)%	$62,804		0.62%	4.63%	0.87%	96.65%
165

Sterling Capital Funds

Financial Highlights, Class R6 Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2021 .	$36.69	0.59	10.46	11.05	(0.59)	(0.82)	—	(1.41)
January 31, 2020 to September 30, 2020(d)	$41.35	0.36	(4.26)	(3.90)	(0.76)	—	—	(0.76)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2021 .	$64.09	0.29	30.99	31.28	(0.43)	(11.22)	—	(11.65)
January 31, 2020 to September 30, 2020(d)	$77.13	0.49	(13.53)	(13.04)	—	—	—	—
Sterling Capital Short Duration Bond Fund
February 1, 2021 to September 30, 2021(d)	$8.78	0.08	(0.04)	0.04	(0.14)	—	—	(0.14)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2021 .	$11.39	0.21	(0.12)	0.09	(0.28)	(0.15)	—	(0.43)
Year Ended September 30, 2020 .	$10.89	0.28	0.54	0.82	(0.32)	— (f)	—	(0.32)
Year Ended September 30, 2019 .	$10.20	0.33	0.71	1.04	(0.35)	—	—	(0.35)
January 31, 2018 to September 30, 2018(d)	$10.48	0.21	(0.27)	(0.06)	(0.22)	—	—	(0.22)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Net Assets are below $1,000.
(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

166

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)(b)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$46.33	30.67%	$16		0.62%	1.33%	0.73%	12.68%
$36.69	(9.30)%	$—	(e)	0.70%	1.47%	0.70%	19.58%

$83.72	52.98%	$3,656		0.88%	0.36%	1.02%	6.15%
$64.09	(16.91)%	$2,882		0.87%	1.17%	1.09%	8.33%

$8.68	0.44%	$29,565		0.40%	1.52%	0.49%	39.26%

$11.05	0.79%	$348,271		0.35%	1.88%	0.52%	48.80%
$11.39	7.70%	$642,344		0.35%	2.52%	0.58%	59.59%
$10.89	10.38%	$350,129		0.35%	3.20%	0.58%	79.40%
$10.20	(0.52)%	$281,637		0.35%	3.16%	0.59%	62.28%

167

Sterling Capital Funds

Notes to Financial Statements

September 30, 2021

1.   Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” All Funds are referred to as the “Variable Net Asset Value Funds.”

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2021, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class R6 Shares. Class A Shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund and Sterling Capital Total Return Fund have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Quality Income Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Total Return Bond Fund, and Sterling Capital Quality Income Fund, sales of Class A shares of $250,000 or more are not subject to a sales load but will be subject to a CDSC of up to 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. During the period ended September 30, 2021, Sterling Capital South Carolina Intermediate Tax-Free Fund had $24,891 in CDSC fees for Class A Shares. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

168

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

2.	Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2021, there were no significant changes to the valuation policies and procedures.

169

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2021 is as follows:

	Level 1- Quoted Prices		Level 2- Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$33,165,909	(a)	$—		$—	$33,165,909
Sterling Capital Mid Value Fund	76,562,615	(a)	—		—	76,562,615
Sterling Capital Behavioral Small Cap Value Equity Fund	105,891,629	(a)	—		—	105,891,629
Sterling Capital Special Opportunities Fund	669,680,095	(a)	—		—	669,680,095
Sterling Capital Equity Income Fund	2,235,787,991	(a)	—		—	2,235,787,991
Sterling Capital Behavioral International Equity Fund	1,483,807	(b)	84,453,175	(a)	—	85,936,982
Sterling Capital SMID Opportunities Fund	11,201,625	(a)	—		—	11,201,625
Sterling Capital Stratton Mid Cap Value Fund	65,869,782	(a)	—		—	65,869,782
Sterling Capital Stratton Real Estate Fund	96,983,545	(a)	—		—	96,983,545
Sterling Capital Stratton Small Cap Value Fund	521,398,915	(a)	—		—	521,398,915
Sterling Capital Ultra Short Bond Fund	2,103,491	(b)	38,979,495	(a)	—	41,082,986
Sterling Capital Short Duration Bond Fund	2,437,896	(b)	194,608,319	(a)	—	197,046,215
Sterling Capital Intermediate U.S. Government Fund	49,031	(b)	20,060,202	(a)	—	20,109,233
Sterling Capital Total Return Bond Fund	16,898,581	(b)	1,548,454,346	(a)	—	1,565,352,927
Sterling Capital Corporate Fund	142,806	(b)	6,952,839	(a)	—	7,095,645
Sterling Capital Quality Income Fund	862,998	(b)	65,933,789	(a)	—	66,796,787
Sterling Capital North Carolina Intermediate Tax-Free Fund	5,319,676	(b)	179,833,822	(a)	—	185,153,498
Sterling Capital South Carolina Intermediate Tax-Free Fund	780,694	(b)	81,640,140	(a)	—	82,420,834
Sterling Capital Virginia Intermediate Tax-Free Fund	1,758,856	(b)	79,950,175	(a)	—	81,709,031
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,530,700	(b)	92,491,679	(a)	—	94,022,379

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Derivative Instruments Categorized by Risk Exposure— The Funds’ derivative contracts for the 12-month period ended September 30, 2021 are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Operations and the category of primary risk exposure as of September 30, 2021: The effect of derivative financial instruments on the Statements of Operations for the 12-month period ended September 30, 2021:

Sterling Capital Equity Income Fund
Realized gain (loss) on written options (equity contracts)	$(31,660)

During the 12-month period ended September 30, 2021, the Equity Income Fund held an average number of contracts and an average notional amount of equity written options of 750 and $4,855,500, respectively.

170

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital SMID Opportunities Fund, if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. Distributions to shareholders are recorded on the ex-dividend date.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — All Funds, except Sterling Capital SMID Opportunities Fund, Sterling Capital Intermediate U.S. Government Fund and the Tax-Free Funds, may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

171

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may invest in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

Accounting Standards— In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

172

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2021 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$38,431,828	$41,163,875
Sterling Capital Mid Value Fund	25,458,628	37,635,759
Sterling Capital Behavioral Small Cap Value Equity Fund	127,073,784	154,729,172
Sterling Capital Special Opportunities Fund	169,131,578	247,537,279
Sterling Capital Equity Income Fund	380,669,584	252,118,056
Sterling Capital Behavioral International Equity Fund	133,860,245	146,278,568
Sterling Capital SMID Opportunities Fund	4,072,146	7,222,721
Sterling Capital Stratton Mid Cap Value Fund	5,146,239	11,426,873
Sterling Capital Stratton Real Estate Fund	12,251,307	25,080,139
Sterling Capital Stratton Small Cap Value Fund	31,904,546	213,129,925
Sterling Capital Ultra Short Bond Fund	27,702,463	14,330,209
Sterling Capital Short Duration Bond Fund	100,891,434	68,049,030
Sterling Capital Intermediate U.S. Government Fund	1,661,156	721,582
Sterling Capital Total Return Bond Fund	588,775,709	520,195,033
Sterling Capital Corporate Fund	4,002,303	15,737,915
Sterling Capital Quality Income Fund	22,220,974	2,407,860
Sterling Capital North Carolina Intermediate Tax-Free Fund	30,620,501	14,145,778
Sterling Capital South Carolina Intermediate Tax-Free Fund	17,483,749	17,514,024
Sterling Capital Virginia Intermediate Tax-Free Fund	11,810,187	7,169,556
Sterling Capital West Virginia Intermediate Tax-Free Fund	12,707,394	8,097,193

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2021 were as follows:

	Purchases	Sales
Sterling Capital Ultra Short Bond Fund	$185,696	$—
Sterling Capital Short Duration Bond Fund	8,475,618	6,798,130
Sterling Capital Intermediate U.S. Government Fund	25,670,501	13,933,657
Sterling Capital Total Return Bond Fund	409,738,834	279,264,284
Sterling Capital Corporate Fund	898,234	894,018
Sterling Capital Quality Income Fund	52,429,059	30,339,159

During the year ended September 30, 2021, the Sterling Capital Total Return Bond Fund effected an in-kind redemption of its shares. The redemption in-kind occurred on March 29, 2021 and totaled $192,663,635.

4.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.”

173

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2021:

	Prior to February 1, 2021			Effective February 1, 2021
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45	%(1)	0.45%	0.45	%(1)
Sterling Capital Mid Value Fund	0.70%	0.61	%(2)	0.60%	0.60%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65	%(1)	0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55	%(1)	0.55%	0.55%
Sterling Capital Behavioral International Equity Fund	0.60%	0.40	%(2)	0.40%	0.40%
Sterling Capital SMID Opportunities Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Stratton Mid Cap Value Fund	0.70%	0.66	%(2)	0.60%	0.60%
Sterling Capital Stratton Real Estate Fund	0.58%	0.58%		0.58%	0.58%
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.75	%(2)	0.75%	0.75%
Sterling Capital Ultra Short Bond Fund	0.20%	0.02	%(2)	0.20%	0.20%
Sterling Capital Short Duration Bond Fund	0.30%	0.20	%(2)	0.20%	0.20%
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.16	%(2)	0.32%	0.12	%(3)
Sterling Capital Total Return Bond Fund	0.37%	0.24	%(2)	0.25%	0.25%
Sterling Capital Corporate Fund	0.35%	0.31	%(2)	0.35%	0.31	%(1),(3)
Sterling Capital Quality Income Fund	0.35%	0.31	%(2)	0.35%	0.31	%(3)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%

(1)	For all or a portion of the period ended September 30, 2021, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2020 through January 31, 2021.
(3)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2021 through January 31, 2022.

For the following Funds, Sterling Capital has contractually agreed to waive its investment advisory fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations for the periods February 1, 2020 through January 31, 2021 and February 1, 2021 through January 31, 2022 are as follows:

	Effective February 1, 2021
	Class A	Class C	Institutional	Class R	Class R6
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%	–%
Sterling Capital Ultra Short Bond Fund	0.52%	–%	0.27%	–%	–%
Sterling Capital Intermediate U.S. Government Fund	0.75%	1.50%	0.50%	–%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.95%	0.45%

	Prior to February 1, 2021
	Class A	Class C	Institutional	Class R
Sterling Capital Behavioral International Equity Fund	1.00%	1.75%	0.75%	–%
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%
Sterling Capital Stratton Small Cap Value Fund	1.30%	2.05%	1.05%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.95%

174

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

For the following Funds, Sterling Capital has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse a Fund the following levels with respect to the Funds' Class R6 Shares, effective for the period February 1, 2021 through January 31, 2022:

Effective February 1, 2021
Sterling Capital Behavioral Large Cap Value Equity Fund	0.05%
Sterling Capital Mid Value Fund	0.09%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.05%
Sterling Capital Special Opportunities Fund	0.08%
Sterling Capital Equity Income Fund	0.10%
Sterling Capital Behavioral International Equity Fund	0.05%
Sterling Capital Stratton Real Estate Fund	0.09%
Sterling Capital Stratton Small Cap Value Fund	0.10%
Sterling Capital Short Duration Bond Fund	0.09%
Sterling Capital Total Return Bond Fund	0.10%

For the following Funds and with respect to R6 Shares of such Fund, Sterling Capital contractually agreed to waive its administration fees, pay Fund operating expenses of Class R6 Shares, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations effective for the period February 1, 2020 through January 31, 2021 were as follows:

Prior to February 1, 2021
Sterling Capital Behavioral Large Cap Value Equity Fund	0.59%
Sterling Capital Mid Value Fund	0.81%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.74%
Sterling Capital Special Opportunities Fund	0.78%
Sterling Capital Equity Income Fund	0.67%
Sterling Capital Behavioral International Equity Fund	0.64%
Sterling Capital Stratton Real Estate Fund	0.73%
Sterling Capital Stratton Small Cap Value Fund	0.87%
Sterling Capital Total Return Bond Fund	0.35%

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO. Expenses incurred are reflected on the Statements of Operations as “Compliance Service Fees.”

For the fiscal year ended September 30, 2021, the Funds paid $16,000 in brokerage fees to Truist Securities on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (the “Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class C Shares, and Class R Shares, respectively. In addition, the Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2021, the Distributor received $193,775 from commissions earned on sales of shares of the Variable Net Asset Value Funds. The Distributor does not retain commissions for profit. These commissions and fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

175

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

The Advisor and/or its affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund. Commissions and finder’s fees financed by the Advisor and paid by the Distributor to affiliated broker-dealers during the fiscal year ended September 30, 2021 were $1,619.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $100,000 plus $7,500 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $24,000, the Audit Committee Chairman receives additional compensation at the annual rate of $18,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $7,500. The fees are allocated across the Trust based upon relative net assets.

5.	Capital Transactions:

Transactions in Class A, Class C, Institutional, Class R and Class R6 Shares were:

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	41,838	$852,810	153,400	$2,524,986
Reinvested	15,398	288,409	81,556	1,486,105
Redeemed	(165,155)	(3,392,430)	(234,670)	(4,171,306)
Total	(107,919)	$(2,251,211)	286	$(160,215)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	690	$13,830	10,269	$133,361
Reinvested	186	3,360	1,736	30,756
Redeemed	(22,060)	(406,813)	(10,492)	(167,857)
Total	(21,184)	$(389,623)	1,513	$(3,740)

176

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Behavioral Large Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	20,803	$407,986	8,460	$149,451
Reinvested	981	18,502	15,145	288,365
Redeemed	(49,484)	(1,014,454)	(292,703)	(4,315,079)
Total	(27,700)	$(587,966)	(269,098)	$(3,877,263)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	—	$—	463,022	$8,106,412
Reinvested	1	5	574,922	10,771,551
Redeemed	—	—	(13,259,237)	(224,757,934)
Total	1	$5	(12,221,293)	$(205,879,971)

Sterling Capital Mid Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	50,933	$993,734	44,410	$609,680
Reinvested	2,391	41,220	113,825	1,809,392
Redeemed	(230,271)	(4,242,223)	(240,368)	(3,436,452)
Total	(176,947)	$(3,207,269)	(82,133)	$(1,017,380)

Sterling Capital Mid Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	1,452	$23,154	4,461	$46,636
Reinvested	—	—	17,217	231,932
Redeemed	(69,838)	(1,099,637)	(92,335)	(1,074,073)
Total	(68,386)	$(1,076,483)	(70,657)	$(795,505)

Sterling Capital Mid Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	654,893	$12,446,868	557,945	$8,007,600
Reinvested	9,659	170,284	241,018	3,922,615
Redeemed	(718,028)	(14,337,942)	(7,601,067)	(117,763,003)
Total	(53,476)	$(1,720,790)	(6,802,104)	$(105,832,788)

Sterling Capital Mid Value Fund
Class R	Shares	Amount	Shares	Amount
Issued	54	$1,040	1	$15
Reinvested	—	2	30	455
Redeemed	(1)	(9)	(1)	(18)
Total	53	$1,033	30	$452

Sterling Capital Mid Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	2,636	$43,186	320,533	$4,401,107
Reinvested	23	394	2	39
Redeemed	(225,282)	(4,063,386)	(15,125,634)	(239,675,052)
Total	(222,623)	$(4,019,806)	(14,805,099)	$(235,273,906)

177

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	15,753	$278,950	25,993	$288,173
Reinvested	2,768	40,284	3,875	60,376
Redeemed	(64,464)	(1,091,075)	(65,574)	(833,998)
Total	(45,943)	$(771,841)	(35,706)	$(485,449)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	373	$6,142	687	$8,445
Reinvested	—	—	78	1,166
Redeemed	(7,176)	(114,167)	(2,636)	(29,287)
Total	(6,803)	$(108,025)	(1,871)	$(19,676)

Sterling Capital Behavioral Small Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	425,935	$7,544,347	98,215	$1,201,562
Reinvested	4,254	62,444	9,919	155,825
Redeemed	(253,018)	(4,326,883)	(1,463,078)	(16,809,476)
Total	177,171	$3,279,908	(1,354,944)	$(15,452,089)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R	Shares	Amount	Shares	Amount
Issued	2,132	$35,302	8,238	$109,023
Reinvested	76	1,097	99	1,536
Redeemed	(3,570)	(62,311)	(776)	(7,952)
Total	(1,362)	$(25,912)	7,561	$102,607

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	3,271	$54,841	92,534	$1,214,580
Reinvested	57,955	851,367	55,488	872,270
Redeemed	(1,665,031)	(31,836,646)	(8,615,520)	(122,868,186)
Total	(1,603,805)	$(30,930,438)	(8,467,498)	$(120,781,336)

Sterling Capital Special Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	899,419	$28,108,301	821,061	$19,038,037
Reinvested	127,257	3,532,665	667,153	16,465,521
Redeemed	(1,619,012)	(49,005,620)	(3,334,855)	(74,966,780)
Total	(592,336)	$(17,364,654)	(1,846,641)	$(39,463,222)

Sterling Capital Special Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	85,196	$2,107,942	193,408	$3,525,009
Reinvested	41,122	906,331	257,473	5,097,950
Redeemed	(1,238,202)	(29,930,092)	(1,526,477)	(28,053,096)
Total	(1,111,884)	$(26,915,819)	(1,075,596)	$(19,430,137)

178

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Special Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,223,082	$40,695,174	2,245,496	$52,543,075
Reinvested	63,869	1,886,861	394,968	10,359,812
Redeemed	(1,708,623)	(54,171,179)	(6,923,672)	(161,840,614)
Total	(421,672)	$(11,589,144)	(4,283,208)	$(98,937,727)

Sterling Capital Special Opportunities Fund
Class R	Shares	Amount	Shares	Amount
Issued	28	$693	817	$18,817
Reinvested	—	14	194	4,837
Redeemed	(4,520)	(115,349)	(8,059)	(209,835)
Total	(4,492)	$(114,642)	(7,048)	$(186,181)

Sterling Capital Special Opportunities Fund
Class R6	Shares	Amount	Shares	Amount
Issued	75,987	$2,356,511	2,425,430	$58,697,590
Reinvested	690	20,418	721,782	18,960,051
Redeemed	(352,462)	(11,199,650)	(15,250,967)	(379,778,869)
Total	(275,785)	$(8,822,721)	(12,103,755)	$(302,121,228)

Sterling Capital Equity Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	3,995,959	$98,587,686	3,135,753	$61,979,645
Reinvested	171,179	4,339,483	894,160	18,130,587
Redeemed	(2,838,113)	(69,848,590)	(3,952,671)	(75,667,035)
Total	1,329,025	$33,078,579	77,242	$4,443,197

Sterling Capital Equity Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	377,612	$9,167,208	601,400	$11,942,453
Reinvested	12,023	296,015	359,269	7,273,756
Redeemed	(3,324,223)	(80,466,176)	(2,458,114)	(47,264,406)
Total	(2,934,588)	$(71,002,953)	(1,497,445)	$(28,048,197)

Sterling Capital Equity Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	17,467,222	$430,631,193	32,659,085	$657,438,047
Reinvested	616,486	15,718,369	2,486,728	50,554,803
Redeemed	(9,862,395)	(244,303,420)	(29,067,017)	(538,369,044)
Total	8,221,313	$202,046,142	6,078,796	$169,623,806

Sterling Capital Equity Income Fund
Class R	Shares	Amount	Shares	Amount
Issued	30,887	$782,739	13,967	$275,755
Reinvested	671	16,723	6,290	128,228
Redeemed	(68,015)	(1,752,490)	(66,172)	(1,341,545)
Total	(36,457)	$(953,028)	(45,915)	$(937,562)

179

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Equity Income Fund
Class R6	Shares	Amount	Shares	Amount
Issued	944,445	$22,264,153	7,276,798	$144,728,495
Reinvested	18,346	464,380	958,953	19,454,375
Redeemed	(1,124,786)	(27,430,174)	(21,642,399)	(418,538,744)
Total	(161,995)	$(4,701,641)	(13,406,648)	$(254,355,874)

Sterling Capital Behavioral International Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	7,910	$69,621	5,175	$48,933
Reinvested	1,452	12,832	1,530	15,210
Redeemed	(11,774)	(113,208)	(10,924)	(92,152)
Total	(2,412)	$(30,755)	(4,219)	$(28,009)

Sterling Capital Behavioral International Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	71	$705	—	$—
Reinvested	101	891	100	987
Redeemed	(74)	(690)	(1,362)	(13,296)
Total	98	$906	(1,262)	$(12,309)

Sterling Capital Behavioral International Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	935	$9,368	64,545	$588,489
Reinvested	2,040	18,010	2,342	23,254
Redeemed	(1,614,353)	(14,734,958)	(150,716)	(1,496,343)
Total	(1,611,378)	$(14,707,580)	(83,829)	$(884,600)

Sterling Capital Behavioral International Equity Fund
Class R6	Shares	Amount	Shares	Amount
Reinvested	235,591	$2,082,632	252,981	$2,512,098
Total	235,591	$2,082,632	252,981	$2,512,098

Sterling Capital SMID Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	37,980	$587,546	135,999	$1,803,928
Reinvested	—	—	11,940	158,917
Redeemed	(76,597)	(1,218,610)	(26,499)	(304,881)
Total	(38,617)	$(631,064)	121,440	$1,657,964

Sterling Capital SMID Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	1,063	$16,863	16,823	$218,546
Reinvested	—	—	4,510	58,816
Redeemed	(6,800)	(101,769)	(9,579)	(106,746)
Total	(5,737)	$(84,906)	11,754	$170,616

Sterling Capital SMID Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	14,716	$220,461	332,630	$3,976,210
Reinvested	—	—	18,925	253,402
Redeemed	(159,154)	(2,485,677)	(329,334)	(3,544,403)
Total	(144,438)	$(2,265,216)	22,221	$685,209

180

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Stratton Mid Cap Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	3,552	$228,722	673	$42,699
Reinvested	30	2,010	60	3,928
Redeemed	(1,351)	(83,360)	(229)	(10,801)
Total	2,231	$147,372	504	$35,826

Sterling Capital Stratton Mid Cap Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	15	$1,149	—	$—
Reinvested	—	5	1	34
Total	15	$1,154	1	$34

Sterling Capital Stratton Mid Cap Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	17,072	$1,327,524	33,549	$1,843,863
Reinvested	6,931	473,525	28,066	1,862,795
Redeemed	(107,394)	(7,872,757)	(110,782)	(6,433,325)
Total	(83,391)	$(6,071,708)	(49,167)	$(2,726,667)

Sterling Capital Stratton Real Estate Fund
Class A	Shares	Amount	Shares	Amount
Issued	4,693	$196,046	36,748	$1,481,184
Reinvested	499	20,159	1,452	53,827
Redeemed	(4,268)	(186,034)	(42,464)	(1,569,461)
Total	924	$30,171	(4,264)	$(34,450)

Sterling Capital Stratton Real Estate Fund
Class C	Shares	Amount	Shares	Amount
Issued	21	$1,000	284	$12,001
Reinvested	127	4,949	272	10,328
Redeemed	(1,426)	(56,202)	(147)	(5,223)
Total	(1,278)	$(50,253)	409	$17,106

Sterling Capital Stratton Real Estate Fund
Institutional	Shares	Amount	Shares	Amount
Issued	265,204	$10,813,943	247,551	$9,677,466
Reinvested	71,046	2,880,895	133,980	5,099,447
Redeemed	(578,908)	(25,636,626)	(542,622)	(20,130,666)
Total	(242,658)	$(11,941,788)	(161,091)	$(5,353,753)

Sterling Capital Stratton Real Estate Fund
Class R6	Shares	Amount	Shares	Amount
Issued	328	$13,868	12	$500
Reinvested	6	250	—	9
Redeemed	(1)	(20)	—	—
Total	333	$14,098	12	$509

181

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Stratton Small Cap Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	11,399	$910,833	7,926	$553,247
Reinvested	5,127	349,012	2,260	174,082
Redeemed	(6,905)	(524,432)	(13,600)	(944,522)
Total	9,621	$735,413	(3,414)	$(217,193)

Sterling Capital Stratton Small Cap Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	908	$74,265	1,598	$119,709
Reinvested	643	41,968	312	23,281
Redeemed	(814)	(63,837)	(1,601)	(80,726)
Total	737	$52,396	309	$62,264

Sterling Capital Stratton Small Cap Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	655,128	$51,516,884	1,728,136	$110,101,534
Reinvested	916,791	62,862,358	590,269	45,739,757
Redeemed	(2,848,814)	(219,208,647)	(7,138,073)	(437,842,996)
Total	(1,276,895)	$(104,829,405)	(4,819,668)	$(282,001,705)

Sterling Capital Stratton Small Cap Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	4,022	$339,541	44,970	$2,997,750
Reinvested	7,679	527,073	—	—
Redeemed	(13,007)	(1,011,343)	—	—
Total	(1,306)	$(144,729)	44,970	$2,997,750

Sterling Capital Ultra Short Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	514,235	$5,042,688	78,800	$768,600
Reinvested	3,821	37,444	3,993	39,025
Redeemed	(51,979)	(509,581)	(37,182)	(363,294)
Total	466,077	$4,570,551	45,611	$444,331

Sterling Capital Ultra Short Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,483,876	$14,546,133	2,531,059	$24,826,301
Reinvested	20,855	204,591	28,634	280,149
Redeemed	(1,612,690)	(15,829,258)	(697,381)	(6,810,714)
Total	(107,959)	$(1,078,534)	1,862,312	$18,295,736

Sterling Capital Short Duration Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	87,395	$766,298	175,935	$1,540,121
Reinvested	9,195	80,431	7,457	64,820
Redeemed	(72,934)	(638,447)	(67,674)	(585,882)
Total	23,656	$208,282	115,718	$1,019,059

182

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Short Duration Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	54,275	$473,163	16,474	$142,762
Reinvested	1,241	10,850	1,626	14,118
Redeemed	(43,426)	(380,462)	(38,057)	(329,079)
Total	12,090	$103,551	(19,957)	$(172,199)

Sterling Capital Short Duration Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	5,459,027	$47,787,423	4,175,301	$36,219,458
Reinvested	400,471	3,501,537	395,450	3,435,852
Redeemed	(7,144,887)	(62,293,235)	(4,531,536)	(39,043,049)
Total	(1,285,389)	$(11,004,275)	39,215	$612,261

Sterling Capital Short Duration Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	3,417,306	$29,696,358	—	$—
Reinvested	65	566	—	—
Redeemed	(13,042)	(113,208)	—	—
Total	3,404,329	$29,583,716	—	$—

Sterling Capital Intermediate U.S. Government Fund
Class A	Shares	Amount	Shares	Amount
Issued	22,535	$226,038	55,087	$554,319
Reinvested	7,430	73,839	8,487	85,392
Redeemed	(71,461)	(713,584)	(31,430)	(315,048)
Total	(41,496)	$(413,707)	32,144	$324,663

Sterling Capital Intermediate U.S. Government Fund
Class C	Shares	Amount	Shares	Amount
Issued	672	$6,663	11,185	$112,211
Reinvested	284	2,817	598	6,005
Redeemed	(18,808)	(187,602)	(19,381)	(194,695)
Total	(17,852)	$(178,122)	(7,598)	$(76,479)

Sterling Capital Intermediate U.S. Government Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,548,650	$15,665,762	126,341	$1,266,215
Reinvested	39,617	393,800	4,106	41,332
Redeemed	(719,213)	(7,245,377)	(449,326)	(4,514,351)
Total	869,054	$8,814,185	(318,879)	$(3,206,804)

Sterling Capital Total Return Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	2,260,247	$25,551,361	936,247	$10,424,297
Reinvested	177,265	1,985,976	124,243	1,378,467
Redeemed	(1,966,158)	(22,210,629)	(1,135,926)	(12,578,428)
Total	471,354	$5,326,708	(75,436)	$(775,664)

183

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Total Return Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	70,420	$793,444	187,152	$2,084,221
Reinvested	16,563	186,308	12,051	133,900
Redeemed	(331,499)	(3,696,750)	(226,735)	(2,514,880)
Total	(244,516)	$(2,716,998)	(27,532)	$(296,759)

Sterling Capital Total Return Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	35,830,628	$399,920,995	45,022,046	$500,763,875
Reinvested	2,546,915	28,542,253	1,611,907	17,896,942
Redeemed	(27,578,996)	(307,935,662)	(52,101,509)	(578,148,682)
Total	10,798,547	$120,527,586	(5,467,556)	$(59,487,865)

Sterling Capital Total Return Bond Fund
Class R	Shares	Amount	Shares	Amount
Issued	241	$2,685	2,233	$23,288
Reinvested	95	1,056	77	856
Redeemed	(7)	(79)	(2,208)	(24,910)
Total	329	$3,662	102	$(766)

Sterling Capital Total Return Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	14,133,055	$157,869,661	38,524,008	$428,138,587
Reinvested	1,392,703	15,644,998	1,177,261	13,099,276
Redeemed	(40,405,334)	(447,181,438)	(15,446,477)	(172,823,066)
Total	(24,879,576)	$(273,666,779)	24,254,792	$268,414,797

Sterling Capital Corporate Fund
Class A	Shares	Amount	Shares	Amount
Issued	16,220	$173,572	15,085	$156,446
Reinvested	2,762	29,278	1,171	12,278
Redeemed	(4,289)	(45,247)	(18,827)	(193,295)
Total	14,693	$157,603	(2,571)	$(24,571)

Sterling Capital Corporate Fund
Class C	Shares	Amount	Shares	Amount
Issued	460	$4,839	—	$—
Reinvested	14	153	6	59
Redeemed	(450)	(4,724)	—	—
Total	24	$268	6	$59

Sterling Capital Corporate Fund
Institutional	Shares	Amount	Shares	Amount
Issued	50,064	$530,692	180,117	$1,891,535
Reinvested	50,597	537,481	55,573	581,655
Redeemed	(1,199,766)	(12,879,362)	(699,692)	(7,313,016)
Total	(1,099,105)	$(11,811,189)	(464,002)	$(4,839,826)

184

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital Quality Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,831	$18,667	442	$4,530
Reinvested	63	638	49	503
Redeemed	(1,429)	(14,473)	—	—
Total	465	$4,832	491	$5,033

Sterling Capital Quality Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	346	$3,504	—	$—
Reinvested	4	37	20	193
Redeemed	(310)	(3,129)	(3,131)	(31,480)
Total	40	$412	(3,111)	$(31,287)

Sterling Capital Quality Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	3,927,109	$39,815,276	208,010	$2,105,011
Reinvested	63,072	640,709	90,503	920,397
Redeemed	(1,238,812)	(12,554,637)	(407,950)	(4,149,948)
Total	2,751,369	$27,901,348	(109,437)	$(1,124,540)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	232,333	$2,573,680	152,013	$1,667,914
Reinvested	31,377	347,725	48,264	530,626
Redeemed	(441,643)	(4,901,297)	(713,982)	(7,727,144)
Total	(177,933)	$(1,979,892)	(513,705)	$(5,528,604)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	10,532	$116,978	27,857	$308,701
Reinvested	1,062	11,761	2,382	26,154
Redeemed	(122,210)	(1,350,921)	(43,040)	(470,613)
Total	(110,616)	$(1,222,182)	(12,801)	$(135,758)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	2,947,749	$32,734,912	2,377,741	$26,185,547
Reinvested	87,037	964,213	88,821	977,398
Redeemed	(1,642,723)	(18,216,553)	(2,635,408)	(28,097,422)
Total	1,392,063	$15,482,572	(168,846)	$(934,477)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	971,065	$11,174,577	184,616	$2,110,914
Reinvested	16,620	190,623	18,872	214,543
Redeemed	(1,044,630)	(11,976,075)	(270,196)	(3,071,326)
Total	(56,945)	$(610,875)	(66,708)	$(745,869)

185

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	1,736	$20,002	1,185	$13,353
Reinvested	418	4,787	856	9,725
Redeemed	(32,497)	(372,615)	(5,511)	(62,283)
Total	(30,343)	$(347,826)	(3,470)	$(39,205)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,163,980	$13,268,574	1,270,610	$14,320,358
Reinvested	32,208	366,803	31,100	351,267
Redeemed	(1,193,275)	(13,603,974)	(915,223)	(10,285,334)
Total	2,913	$31,403	386,487	$4,386,291

Sterling Capital Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	100,162	$1,214,360	26,491	$324,486
Reinvested	18,551	225,127	20,505	247,942
Redeemed	(101,935)	(1,235,438)	(105,821)	(1,266,893)
Total	16,778	$204,049	(58,825)	$(694,465)

Sterling Capital Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	9	$104
Reinvested	311	3,792	594	7,181
Redeemed	(59,368)	(716,138)	(5,468)	(66,023)
Total	(59,057)	$(712,346)	(4,865)	$(58,738)

Sterling Capital Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	743,170	$9,021,037	681,495	$8,258,693
Reinvested	12,238	148,454	13,400	161,997
Redeemed	(461,354)	(5,590,795)	(508,256)	(6,088,966)
Total	294,054	$3,578,696	186,639	$2,331,724

Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	122,328	$1,258,711	634,144	$6,396,778
Reinvested	37,602	386,517	47,135	480,527
Redeemed	(200,474)	(2,061,930)	(185,534)	(1,879,261)
Total	(40,544)	$(416,702)	495,745	$4,998,044

Sterling Capital West Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	1	$10	1,517	$15,630
Reinvested	119	1,233	386	3,931
Redeemed	(27,162)	(279,350)	(5,507)	(56,942)
Total	(27,042)	$(278,107)	(3,604)	$(37,381)

186

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Sterling Capital West Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,406,990	$14,492,951	2,043,897	$20,938,668
Reinvested	10,738	110,530	11,342	115,735
Redeemed	(1,344,741)	(13,841,257)	(757,217)	(7,728,507)
Total	72,987	$762,224	1,298,022	$13,325,896

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Focused Investment Risk:

Focused Investment Risk are investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated that are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. As of September 30, 2021, the Sterling Capital Behavioral International Equity Fund invested 25.9% of its net assets in Japanese securities. Additionally, the Sterling Capital Real Estate Fund invested 39.0% of its net assets in Specialized securities.

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all Funds of the Trust for shareholder liquidations only. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 25, 2022. During the fiscal year ended September 30, 2021, each of the following Funds utilized its line of credit due to shareholder liquidations:

	Average Interest Rate	Average Loan Balance*	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Behavioral Large Cap Value Equity Fund	1.25%	$53,000	3	$6	$53,000
Sterling Capital Behavioral Small Cap Value Equity Fund	1.25%	30,794,000	1	–	30,794,000
Sterling Capital Behavioral International Equity Fund	1.25%	4,918,000	3	512	11,363,000
Sterling Capital SMID Opportunities Fund	1.25%	106,000	2	7	114,000
Sterling Capital Stratton Real Estate Fund	1.25%	730,875	8	203	916,000
Sterling Capital Stratton Small Cap Value Fund	1.25%	4,813,600	5	836	17,324,000

*	Average loan balance was calculated by taking the sum of the loans outstanding for each day divided by the number of days the loans were outstanding.

9.	Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a) (9) of the 1940 Act. As of September 30, 2021, one shareholder, owning 75%, held more than 25% of the shares outstanding of the Sterling Capital Intermediate U.S. Government Fund-Class I Shares and may be deemed to control this Fund.

10.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

187

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses are permitted to be carried forward without expiration. Such capital losses will retain their character as either short-term or long-term capital losses.

At September 30, 2021, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration
	Short-term Losses	Long-term Losses
Sterling Capital Behavioral Large Cap Value Equity Fund	$(19,364,855)	$—
Sterling Capital Behavioral International Equity Fund	(9,028,383)	—
Sterling Capital Ultra Short Bond Fund	(70,510)	(920,428)
Sterling Capital Short Duration Bond Fund	(811,036)	(5,509,135)
Sterling Capital Intermediate U.S. Government Fund	(355,069)	(722,871)
Sterling Capital Quality Income Fund	(1,263,528)	(453,940)
Sterling Capital North Carolina Intermediate Tax-Free Fund	(300,235)	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	(44,424)	—

Capital loss carryforwards utilized in the current year were as follows:

Utilized Capital Loss Carryforwards
Sterling Capital Behavioral Large Cap Value Equity Fund	$5,986,942
Sterling Capital Behavioral Small Cap Value Equity Fund	30,501,876
Sterling Capital Equity Income Fund	62,718,536
Sterling Capital Behavioral International Equity Fund	15,626,886
Sterling Capital SMID Opportunities Fund	47,086
Sterling Capital Ultra Short Bond Fund	5,404
Sterling Capital Short Duration Bond Fund	676,117
Sterling Capital Quality Income Fund	36,315
Sterling Capital North Carolina Intermediate Tax-Free Fund	224,918
Sterling Capital South Carolina Intermediate Tax-Free Fund	293,708

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., redemptions in-kind and equalization utilized), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

188

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

As of September 30, 2021, these reclassifications were as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Distributable Earnings
Sterling Capital Behavioral Large Cap Value Equity Fund	$136,727	$(136,727)
Sterling Capital Mid Value Fund	350,414	(350,414)
Sterling Capital Behavioral Small Cap Value Equity Fund	477,374	(477,374)
Sterling Capital Special Opportunities Fund	5,739,901	(5,739,901)
Sterling Capital Equity Income Fund	985,318	(985,318)
Sterling Capital Stratton Mid Cap Value Fund	197,612	(197,612)
Sterling Capital Stratton Real Estate Fund	610,302	(610,302)
Sterling Capital Stratton Small Cap Value Fund	18,707,220	(18,707,220)
Sterling Capital Total Return Bond Fund	4,769,432	(4,769,432)
Sterling Capital Corporate Fund	332,981	(332,981)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$66,228	$—	$66,228	$256,144	$—	$322,372
Sterling Capital Mid Value Fund	460,102	133,548	593,650	—	—	593,650
Sterling Capital Behavioral Small Cap Value Equity Fund	1,079,648	364,960	1,444,608	—	—	1,444,608
Sterling Capital Special Opportunities Fund	665,760	12,633,008	13,298,768	—	—	13,298,768
Sterling Capital Equity Income Fund	26,618,496	844,914	27,463,410	—	—	27,463,410
Sterling Capital Behavioral International Equity Fund	2,447,303	—	2,447,303	—	—	2,447,303
Sterling Capital Stratton Mid Cap Value Fund	336,325	371,713	708,038	—	—	708,038
Sterling Capital Stratton Real Estate Fund	1,501,501	2,345,379	3,846,880	—	—	3,846,880
Sterling Capital Stratton Small Cap Value Fund	3,671,687	90,883,296	94,554,983	—	—	94,554,983
Sterling Capital Ultra Short Bond Fund	403,885	—	403,885	—	—	403,885
Sterling Capital Short Duration Bond Fund	4,457,417	—	4,457,417	—	—	4,457,417
Sterling Capital Intermediate U.S. Government Fund	540,540	—	540,540	—	—	540,540
Sterling Capital Total Return Bond Fund	60,987,228	2,953,951	63,941,179	—	—	63,941,179
Sterling Capital Corporate Fund	411,957	546,278	958,235	—	—	958,235
Sterling Capital Quality Income Fund	843,908	—	843,908	—	—	843,908
Sterling Capital North Carolina Intermediate Tax-Free Fund	5,954	—	5,954	—	2,810,460	2,816,414
Sterling Capital South Carolina Intermediate Tax-Free Fund	2,963	—	2,963	—	1,483,035	1,485,998

Sterling Capital Virginia Intermediate Tax-Free Fund	78,444	197,736	276,180	—	1,159,903	1,436,083
Sterling Capital West Virginia Intermediate Tax-Free Fund	177	60,776	60,953	—	1,682,325	1,743,278

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

189

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,582,204	$8,070,984	$12,653,188	$—	$12,653,188
Sterling Capital Mid Value Fund	1,432,311	5,461,248	6,893,559	—	6,893,559
Sterling Capital Behavioral Small Cap Value Equity Fund	1,152,180	—	1,152,180	—	1,152,180
Sterling Capital Special Opportunities Fund	1,733,137	83,258,457	84,991,594	—	84,991,594
Sterling Capital Equity Income Fund	34,913,648	76,162,769	111,076,417	—	111,076,417
Sterling Capital Behavioral International Equity Fund	3,012,621	—	3,012,621	—	3,012,621
Sterling Capital SMID Opportunities Fund	—	471,135	471,135	—	471,135
Sterling Capital Stratton Mid Cap Value Fund	579,842	1,433,142	2,012,984	—	2,012,984
Sterling Capital Stratton Real Estate Fund	1,738,242	4,272,613	6,010,855	—	6,010,855
Sterling Capital Stratton Small Cap Value Fund	6,024,521	77,944,204	83,968,725	—	83,968,725
Sterling Capital Ultra Short Bond Fund	444,854	—	444,854	—	444,854
Sterling Capital Intermediate U.S. Government Fund	367,820	—	367,820	—	367,820
Sterling Capital Total Return Bond Fund	46,351,977	193,428	46,545,405	—	46,545,405
Sterling Capital Corporate Fund	609,261	21,250	630,511	—	630,511
Sterling Capital Quality Income Fund	975,082	—	975,082	—	975,082
Sterling Capital North Carolina Intermediate Tax-Free
Fund	143,649	—	143,649	3,188,284	3,331,933
Sterling Capital South Carolina Intermediate Tax-Free
Fund	13,257	—	13,257	1,608,335	1,621,592
Sterling Capital Virginia Intermediate Tax-Free Fund	72,152	—	72,152	1,384,524	1,456,676
Sterling Capital West Virginia Intermediate Tax-Free Fund	19,612	78,475	98,087	1,691,414	1,789,501

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

190

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

As of September 30, 2021, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long Term Capital Gains	Distributable Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Distributable Earnings (Accumulated Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$—	$—	$—	$(19,364,855)	$5,382,800	$(13,982,055)
Sterling Capital Mid Value Fund	2,999,568	1,996,940	4,996,508	—	—	24,677,872	29,674,380
Sterling Capital Behavioral Small Cap Value Equity Fund	332,124	1,511,662	1,843,786	—	—	23,268,450	25,112,236
Sterling Capital Special Opportunities Fund	3,009,729	74,720,224	77,729,953	—	—	311,990,260	389,720,213
Sterling Capital Equity Income Fund	—	21,694,038	21,694,038	—	(163,807)	833,775,537	855,305,768
Sterling Capital Behavioral International Equity Fund	3,875,517	—	3,875,517	—	(9,028,383)	7,218,835	2,065,969
Sterling Capital SMID Opportunities Fund	2,867	947,826	950,693	—	—	3,357,656	4,308,349
Sterling Capital Stratton Mid Cap Value Fund	824,930	4,075,085	4,900,015	—	—	31,583,101	36,483,116
Sterling Capital Stratton Real Estate Fund	712,243	5,604,760	6,317,003	—	—	47,912,856	54,229,859
Sterling Capital Stratton Small Cap Value Fund	2,824,373	103,238,919	106,063,292	—	—	357,322,168	463,385,460
Sterling Capital Ultra Short Bond Fund	9,699	—	9,699	(11,148)	(1,021,125)	(46,401)	(1,068,975)
Sterling Capital Short Duration Bond Fund.	200,302	—	200,302	(63,850)	(6,320,171)	(186,118)	(6,369,837)
Sterling Capital Intermediate U.S. Government Fund	126,886	—	126,886	(2,011)	(1,077,940)	62,034	(891,031)
Sterling Capital Total Return Bond Fund	3,645,281	11,121,245	14,766,526	(809,234)	—	34,177,720	48,135,012
Sterling Capital Corporate Fund	54,599	546,689	601,288	(12,129)	—	265,862	855,021
Sterling Capital Quality Income Fund	60,754	—	60,754	(60,820)	(1,910,230)	595,794	(1,314,502)
Sterling Capital North Carolina Intermediate Tax- Free Fund	237,962	—	237,962	(125,395)	(300,235)	8,331,721	8,144,053
Sterling Capital South Carolina Intermediate Tax- Free Fund	99,665	—	99,665	(71,199)	(44,424)	4,090,659	4,074,701
Sterling Capital Virginia Intermediate Tax-Free Fund	136,738	87,833	224,571	(73,515)	—	3,958,396	4,109,452
Sterling Capital West Virginia Intermediate Tax- Free Fund	172,286	7,835	180,121	(91,136)	—	4,035,603	4,124,588

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, Passive Foreign Investment Companies and the deferral of market discount and premium until time of sale and real estate investment trust adjustments.

191

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2021

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the taxable year ending September 30, 2021:

	Qualified Late-Year Ordinary Losses	Qualified Late-Year Short-term Capital Losses	Qualified Late-Year Long-term Capital Losses
Sterling Capital Ultra Short Bond Fund	$—	$5,348	$24,839
Sterling Capital Quality Income Fund	—	92,540	100,222

As of September 30, 2021, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$27,783,109	$6,141,393	$(758,593)	$5,382,800
Sterling Capital Mid Value Fund	51,884,743	25,660,815	(982,943)	24,677,872
Sterling Capital Behavioral Small Cap Value Equity Fund	82,623,179	24,841,336	(1,572,886)	23,268,450
Sterling Capital Special Opportunities Fund	357,689,836	315,100,025	(3,109,766)	311,990,259
Sterling Capital Equity Income Fund	1,402,012,454	846,211,370	(12,435,833)	833,775,537
Sterling Capital Behavioral International Equity Fund	78,719,895	10,582,749	(3,365,662)	7,217,087
Sterling Capital SMID Opportunities Fund	7,843,969	3,550,013	(192,357)	3,357,656
Sterling Capital Stratton Mid Cap Value Fund	34,286,681	32,620,006	(1,036,905)	31,583,101
Sterling Capital Stratton Real Estate Fund	49,070,689	48,072,393	(159,537)	47,912,856
Sterling Capital Stratton Small Cap Value Fund	164,076,747	358,552,716	(1,230,548)	357,322,168
Sterling Capital Ultra Short Bond Fund	41,129,387	48,743	(95,144)	(46,401)
Sterling Capital Short Duration Bond Fund	197,232,333	1,604,174	(1,790,292)	(186,118)
Sterling Capital Intermediate U.S. Government Fund	20,047,199	475,242	(413,208)	62,034
Sterling Capital Total Return Bond Fund	1,531,175,207	48,944,924	(14,767,204)	34,177,720
Sterling Capital Corporate Fund	6,829,783	292,145	(26,283)	265,862
Sterling Capital Quality Income Fund	66,200,993	956,575	(360,781)	595,794
Sterling Capital North Carolina Intermediate Tax-Free Fund	176,821,777	8,654,500	(322,779)	8,331,721
Sterling Capital South Carolina Intermediate Tax-Free Fund	78,330,175	4,202,774	(112,115)	4,090,659
Sterling Capital Virginia Intermediate Tax-Free Fund	77,750,635	4,131,677	(173,281)	3,958,396
Sterling Capital West Virginia Intermediate Tax-Free Fund	89,986,776	4,165,722	(130,119)	4,035,603

11.	Fund Terminations:

On November 18, 2020, the Board approved the liquidation of each of Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund. On January 26, 2021, each Fund closed and assets were distributed in cash.

12.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following items:

Effective on or about the close of business on November 15, 2021, Class R Shares were converted into Class A Shares for the Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Total Return Bond Fund.

Additionally, on November 17, 2021 the Board approved the following fund name changes. Each of the respective name changes are expected to occur on February 1, 2022:

Current Name	New Name
Sterling Capital Corporate Fund	Sterling Capital Long Duration Corporate Bond Fund
Sterling Capital Stratton Mid Cap Value Fund	Sterling Capital Mid Cap Relative Value Fund
Sterling Capital Stratton Real Estate Fund	Sterling Capital Real Estate Fund
Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Small Cap Value Fund

192

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sterling Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Sterling Capital Funds comprising Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Funds”) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended September 30, 2018, and prior, were audited by other auditors whose report dated November 21, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD

800.229.1099 | 866.818.4535 FAX| cohencpa.com

Registered with the Public Company Accounting Oversight Board

193

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 23, 2021

194

Sterling Capital Funds

September 30, 2021

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2021, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt-Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	100.00%	100.00%	$—	—	$—	$—
Sterling Capital Mid Value Fund	133,548	23.43%	23.42%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	364,960	100.00%	100.00%	—	—	—	—
Sterling Capital Special Opportunities Fund	12,633,008	100.00%	100.00%	—	—	—	—
Sterling Capital Equity Income Fund	844,914	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	96.22%	—	—	—	296,144	3,476,206
Sterling Capital SMID Opportunities Fund	—	—	—	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	371,713	93.80%	96.70%	—	—	—	—
Sterling Capital Stratton Real Estate Fund	2,345,379	—	—	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	90,883,296	95.57%	100.00%	—	—	—	—
Sterling Capital Ultra Short Duration Bond Fund	—	—	—	—	0.01%	—	—
Sterling Capital Short Duration Bond Fund	—	—	—	—	0.14%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	5.07%	—	—
Sterling Capital Total Return Bond Fund	2,953,951	0.02%	0.02%	—	2.84%	—	—
Sterling Capital Corporate Fund	546,278	1.60%	1.60%	—	0.02%	—	—
Sterling Capital Quality Income Fund	—	—	—	—	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	—	99.65%	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	—	99.80%	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	197,736	—	—	—	94.61%	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	60,776	—	—	—	99.99%	—	—

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT reports, once filed, will be available without charge on the Commission’s website at www.sec.gov.

195

Sterling Capital Funds

September 30, 2021

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	20	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	20	None
Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	20	None
James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	20	None
Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	20	None

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	20	Director, Sterling Capital Management LLC

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940Act) of the Funds because he is an officer of the Advisor.

196

Sterling Capital Funds

September 30, 2021

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From August 2020 to present, Managing Director, Sterling Capital Management LLC; From March 2012 to August 2020, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From May 2021 to present, Executive Director, from June 2009 to May 2021, Director, Sterling Capital Management LLC and its predecessors
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From May 2021 to present, Director, from August 2015 to May 2021 Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.
John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

197

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ board has designated Sterling Capital Management LLC (“Sterling Capital”) as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Board reviewed a written report from Sterling Capital on May 18, 2021 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From January 1, 2020 through December 31, 2020, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and Sterling Capital’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

198

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in your account(s);
•	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;
•	Online, your name and e-mail address if you provide them; and
•	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•	in connection with legal proceedings, such as responding to a subpoena;
•	to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and
•	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and
•	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

[1]	For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

199

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INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

SC Funds
09/21
© 2021 Sterling Capital Funds

STERLING
CAPITAL FUNDS

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $302,500 for 2021 and $365,500 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,500 for 2021 and $95,500 for 2020. Fees for both 2021 and 2020 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 23, 2021

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date	November 23, 2021